UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-06110

Western Asset Funds, Inc.

Name of Registrant:

55 Water St., New York, NY 10041

Address of Principal Executive Offices:

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Street

Baltimore, MD 21202

Name and address of agent for service:

Registrant’s telephone number, including area code: 1-888-425-6432

Date of fiscal year end: December 31,

Date of reporting period: December 31, 2009

Item 1.	Report to Shareholders

The Annual Report to Stockholders is filed herewith.

Annual Report to Shareholders

December 31, 2009

Western Asset Funds, Inc.

Western Asset Absolute Return Portfolio

Western Asset High Yield Portfolio

Western Asset Inflation Indexed Plus Bond Portfolio

Western Asset Intermediate Bond Portfolio

Western Asset Intermediate Plus Bond Portfolio

Western Asset Limited Duration Bond Portfolio

Western Asset Non-U.S. Opportunity Bond Portfolio

For more information, visit us on the web

at www.westernassetfunds.com.

Annual Report to Shareholders

Investment Commentary

Western Asset Funds, Inc.

Financial Market Overview

While 2008 was characterized by upheaval in the financial markets, periods of extreme volatility, illiquidity and heightened risk aversion, 2009 was largely a return to more normal conditions and increased investor risk appetite.

Looking back at the tail end of 2008, investors fled fixed-income securities that were seen as being risky and flocked to the relative safety of short-term Treasuries, driving the latter’s prices higher and their yields to historically low levels. In contrast, non-Treasury spreads widened to historically wide levels in some cases, as the market priced in worst-case scenarios. This caused nearly every spread sector to lag equal-durationi Treasuries during the year. While this trend continued in early 2009, some encouraging economic data and a thawing of the once frozen credit markets helped bolster investor confidence.

In a stunning turnaround, by the end of the first quarter of 2009, risk aversion had been replaced by robust demand for riskier, and higher-yielding, fixed-income securities. Despite some temporary setbacks, riskier assets continued to perform well during the remainder of the year. Looking at 2009 as a whole, every spread sector outperformed equal-duration Treasuries.

While economic news often surprised on the upside during 2009, incoming economic data did not suggest a dramatic rebound in growth in 2010. As such, the Federal Reserve Board (“Fed”)ii continued its accommodative monetary policy during 2009. The Fed met eight times in 2009 and, on each occasion, kept the federal funds rateiii in a range of 0 to 1/4 percent. This trend continued at the Fed’s meeting in January 2010. At that time, the Fed said that it “will maintain the target range for the federal funds rate at 0 to 1/4 percent and continues to anticipate that economic conditions, including low rates of resource utilization, subdued inflation trends, and stable inflation expectations, are likely to warrant exceptionally low levels of the federal funds rate for an extended period.”

Economic Review

While the U.S. economy was weak during the first half of the twelve-month reporting period ended December 31, 2009, the lengthiest recession since the Great Depression finally appeared to have ended during the second half of the year.

Looking back, the U.S. Department of Commerce reported that first quarter 2009 U.S. gross domestic product (“GDP”)iv contracted 6.4%. The economic environment then started to get relatively better during the second quarter, as GDP fell 0.7%. The economy’s more modest contraction was due, in part, to smaller declines in both exports and business spending. After contracting four consecutive quarters, the Commerce Department reported that third quarter 2009 GDP growth was 2.2%. A variety of factors helped the economy to expand, including the government’s $787 billion stimulus program, its “Cash for Clunkers” car rebate program, which helped spur an increase in car sales, and tax credits for first-time home buyers. Economic growth then accelerated during the fourth quarter of 2009, as the advance estimate for GDP growth was 5.7%. The Commerce Department cited a slower drawdown in business inventories and consumer spending as contributing factors spurring the economy’s higher growth rate.

Even before GDP advanced in the third quarter, there were signs that the economy was starting to regain its footing. The manufacturing sector, as measured by the Institute for Supply Management’s PMIv, rose to 52.9 in August 2009, the first time it surpassed 50 since January 2008 (a reading below 50 indicates a contraction, whereas a reading above 50 indicates an expansion). PMI data subsequently showed that manufacturing expanded from September through December as well. In addition, December’s PMI reading of 55.9 was the highest since April 2006.

There were some mixed signals from the housing market toward the end of the reporting period. According to its most recent data, the S&P/Case-Shiller Home Price Indexvi indicated that month-over-month home prices rose for the sixth straight month in November. However, according to the National Association of Realtors, while existing home sales rose 7.4% in November, sales fell by nearly 17% in December.

One area that remained weak—and could hamper the magnitude of economic recovery—was the labor market. While monthly job losses have moderated compared to earlier in the year, the unemployment rate remained elevated during the reporting period. After reaching a twenty-six-year high of 10.1% in October 2009, the unemployment rate fell to 10.0% in November and remained unchanged the following month. Since December 2007, the unemployment rate has more than doubled and the number of unemployed workers has risen by more than eight million.

Annual Report to Shareholders

Market Review

Both short- and long-term Treasury yields fluctuated during the reporting period. When the period began, Treasury yields were extremely low, given numerous “flights to quality” that were triggered by the fallout from the financial crisis in 2008. After starting the period at 0.76% and 2.25%, respectively, two- and ten-year Treasury yields then generally moved higher (and their prices lower) until early June. Two- and ten-year yields peaked at 1.42% and 3.98%, respectively, before falling and ending the reporting period at 1.14% and 3.85%, respectively. Over the twelve months ended December 31, 2009, longer-term yields moved higher than their shorter-term counterparts as economic data improved and there were concerns regarding future inflation given the government’s massive stimulus program. In a reversal from 2008, investor risk aversion faded during the twelve-month reporting period, driving spread sector (non-Treasury) prices higher. For the twelve months ended December 31, 2009, the Barclays Capital U.S. Aggregate Indexvii returned 5.93%.

During the reporting period, there was a shift in terms of expectations for inflation. Fears of inflation had increased in mid-2008 (before the reporting period began). This was, in part, due to sharply rising oil prices, which peaked at $145 a barrel in July 2008. Fears of inflation were then replaced with fears of deflation, as global economic conditions weakened and the financial crisis took hold in the fall of 2008. By the end of 2008, oil prices had fallen to $45 a barrel as demand waned and oil reserves moved higher. While inflation, as measured by the Consumer Price Index for All Urban Consumers (“CPI-U”)viii, was 2.7% during the twelve-month period ended December 31, 2009, there were fears of higher inflation in the future. This was due to central banks’ accommodative monetary policies, signs that the global economy was recovering and rising oil prices, which hit $79 a barrel in December 2009. Inflation expectations led to increased demand for U.S. Treasury Inflation-Protected Securities (“TIPS”)ix, and the Barclays Capital Global Real Index: U.S. TIPSx gained 11.41% during the twelve months ended December 31, 2009.

The investment grade bond market generated solid results during the reporting period. Spreads on these securities had moved to extremely wide levels in late 2008, as the weakening economy and credit crunch triggered fears of escalating default rates. Investment grade bond spreads then significantly narrowed in 2009, as the economic environment improved and corporate profits were often better than expected. All told, the investment grade bond asset class, as measured by the Barclays Capital U.S. Credit Indexxi, returned 16.04% during the twelve-month period ended December 31, 2009.

In the mortgage-backed securities market, both agency and non-agency issues did well during the year. Agencies were supported by the government’s purchase programs of these securities as they sought to keep long-term interest rates low in an attempt to revive the housing market. The non-agency sector improved, particularly later in the year, as housing data stabilized and there was positive sentiment surrounding the launch of the Public-Private Investment Program (“PPIP”).

The high-yield bond market produced very strong results during the twelve months ended December 31, 2009. In sharp contrast to its poor results in 2008, the asset class posted positive returns during eleven of the twelve months of the reporting period. This strong rally was due to a variety of factors, including the unfreezing of the credit markets, improving economic data and strong investor demand. All told, the Barclays Capital U.S. Corporate High Yield 2% Issuer Cap Indexxii returned 58.76% for the twelve months ended December 31, 2009.

Emerging market debt prices rallied sharply—posting positive returns during every month but February of 2009. This rally was triggered by rising commodity prices, optimism that the worst of the global recession was over and increased investor risk appetite. Over the twelve months ended December 31, 2009, the JPMorgan Emerging Markets Bond Index Global (“EMBI Global”)xiii returned 28.18%.

Market Outlook

Some economists have floated the notion of a double-dip economic recession because of the expiration of various fiscal and monetary stimulus programs. However, we believe this economic phenomenon seems unlikely. As long as the Fed maintains the current low rate environment, which we believe it will, access to credit should remain sufficient. Given the elevated levels of unemployment, the recent dip in jobless claims is a positive sign that the labor market is stabilizing. The financial market is focused on consumer spending, but we believe more sustained gains in capital expenditures and exports will be key to the U.S. recovery.

We believe that the Fed is likely to keep the federal funds rate anchored at 0 to 1/4 percent in the near future. A large concern the Fed now faces is excess bank reserves. Government support from the Troubled Asset Relief Program (“TARP”) and the Fed’s various special liquidity programs helped banks restore their balance sheets, but banks then held on to reserves in

Annual Report to Shareholders

excess of their capital requirements. As the recovery accelerates, banks may quickly reduce these excess reserves by extending credit. We believe increased lending should stimulate economic activity but, in doing so, might also contribute to inflationary pressures. Therefore, as the Fed manages the level of bank reserves, in our opinion, it must be careful not to inhibit economic growth and increase inflation. As long as the economic recovery is still in its infancy, we believe the Fed should continue its current policies.

Although the labor market is stabilizing, the declining trend in jobless claims reflects a drop-off in layoffs rather than an increase in hires. For unemployment to truly decline, we will need to see specific types of job growth. We believe the source of new job growth will probably have to come from the service sector, as the housing market remains weak and is unlikely to contribute significant new jobs any time soon. The recent increase in industrial production and capacity utilization indicates that factory-related jobs could increase in the coming year.

Despite an uptick in consumer spending in November, most likely due to the holidays, we think consumers will likely continue to demonstrate a more conservative mindset with increased savings and less consumption. Businesses, especially those that are export-oriented, should benefit from a lower U.S. dollar and increased future spending. Corporate profits in the fourth quarter of 2009 showed improvement, leading to a better outlook for the business sector compared to a year ago. Therefore, we think that businesses, rather than consumers, are likely to be the primary contributors to future economic growth. Considering current Fed policies, the likelihood of moderate inflation in the months ahead, a stabilizing labor market and an improved business climate, we find fears of a double-dip recession to be exaggerated.

Western Asset Management Company

January 29, 2010

Annual Report to Shareholders

The views expressed in this commentary reflect those solely of Western Asset Management Company (“Western Asset”) as of the date of the commentary and may differ from those of Legg Mason, Inc. or its affiliates. Any such views are subject to change at any time based on market or other conditions, and Western Asset and Legg Mason Investor Services, LLC disclaim any responsibility to update such views. These views are not intended to be a forecast of future events, a guarantee of future results or investment advice. Forecasts are inherently limited and should not be relied upon as an indication of actual or future performance. Because investment decisions for the Funds are based on numerous factors, these views may not be relied upon as an indication of trading intent on behalf of the Funds or any Legg Mason fund. The information contained herein has been prepared from sources believed to be reliable, but is not guaranteed by Western Asset or Legg Mason Investor Services, LLC as to its accuracy or completeness.

All investments are subject to risk including the loss of principal. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

[i]

Duration is the measure of the price sensitivity of a fixed-income security to an interest rate change of 100 basis points. Calculation is based on the weighted average of the present values for all cash flows.

ii

The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

iii

The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

iv	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.
[v]

The Institute for Supply Management’s PMI is based on a survey of purchasing executives who buy the raw materials for manufacturing at more than 350 companies. It offers an early reading on the health of the manufacturing sector.

vi

The S&P/Case-Shiller Home Price Index measures the residential housing market, tracking changes in the value of the residential real estate market in twenty metropolitan regions across the United States.

vii

The Barclays Capital U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage- and asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

viii

The Consumer Price Index for All Urban Consumers (“CPI-U”) is a measure of the average change in prices over time of goods and services purchased by households, which covers approximately 87% of the total population and includes, in addition to wage earners and clerical worker households, groups such as professional, managerial and technical workers, the self-employed, short-term workers, the unemployed and retirees and others not in the labor force.

ix

U.S. Treasury Inflation-Protected Securities (“TIPS”) are inflation-indexed securities issued by the U.S. Treasury in five-year, ten-year and twenty-year maturities. The principal is adjusted to the Consumer Price Index, the commonly used measure of inflation. The coupon rate is constant, but generates a different amount of interest when multiplied by the inflation-adjusted principal.

[x]	The Barclays Capital Global Real Index: U.S. TIPS represents an unmanaged market index made up of U.S. Treasury Inflation-Linked Index securities.
xi	The Barclays Capital U.S. Credit Index is an index composed of corporate and non-corporate debt issues that are investment grade (rated Baa3/BBB- or higher).
xii

The Barclays Capital U.S. Corporate High Yield 2% Issuer Cap Index is an index of the 2% Issuer Cap component of the Barclays Capital U.S. Corporate High Yield Index, which covers the U.S. dollar-denominated, non-investment grade, fixed-rate, taxable corporate bond market.

xiii

The JPMorgan Emerging Markets Bond Index Global (“EMBI Global”) tracks total returns for U.S. dollar-denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans, Eurobonds and local market instruments.

v

Annual Report to Shareholders

Management’s Discussion of Fund Performance

Western Asset Absolute Return Portfolio

Performance Review

For the twelve months ended December 31, 2009, Institutional Class shares of Western Asset Absolute Return Portfolio returned 32.89%. The Fund’s unmanaged benchmarks, the Barclays Capital U.S. Aggregate Indexi and the Merrill Lynch Constant Maturity 3-Month LIBOR Indexii, returned 5.93% and 0.99%, respectively, for the same period. The Lipper Flexible Income Funds Category Average1 returned 30.34% over the same time frame.

PERFORMANCE SNAPSHOT as of December 31, 2009 (unaudited)

	6 MONTHS	12 MONTHS
Western Asset Absolute Return Portfolio:
Institutional Class	15.70%	32.89%
Financial Intermediary Class	15.59%	32.55%
Institutional Select Class	15.73%	32.81%
Barclays Capital U.S. Aggregate Index	3.95%	5.93%
Merrill Lynch Constant Maturity 3-Month LIBOR Index	0.26%	0.99%
Lipper Flexible Income Funds Category Average[1]	15.11%	30.34%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value, investment returns and yields will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.leggmason.com/individualinvestors.

All share class returns assume the reinvestment of all distributions, including returns of capital, if any, at net asset value and the deduction of all Fund expenses. Returns have not been adjusted to include the deduction of taxes that a shareholder would pay on Fund distributions. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

Performance figures reflect expense reimbursements and/or fee waivers, without which the performance would have been lower.

The 30-Day SEC Yields for the period ended December 31, 2009 for Institutional, Financial Intermediary and Institutional Select Class shares were 4.42%, 4.18% and 4.42%, respectively. Absent current expense reimbursements and/or fee waivers, the 30-Day SEC Yields for Institutional, Financial Intermediary and Institutional Select Class shares would have been 4.42%, 4.06% and 4.39%, respectively. The 30-Day SEC Yield is the average annualized net investment income per share for the 30-day period indicated and is subject to change.

TOTAL ANNUAL OPERATING EXPENSES (unaudited)

As of the Fund’s most current prospectus dated July 1, 2009, the gross total operating expense ratios for Institutional, Financial Intermediary and Institutional Select Class shares were 0.83%, 1.38% and 0.85%, respectively.

Actual expenses may be higher. For example, expenses may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Fund expense ratios are more likely to increase when markets are volatile.

As a result of contractual expense limitations, the ratio of expenses, other than interest, brokerage, taxes, deferred organizational expenses and extraordinary expenses, to average net assets will not exceed 0.80% for Institutional Class shares, 1.05% for Financial Intermediary Class shares and 0.80% for Institutional Select Class shares until April 30, 2010.

[1]

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the period ended December 31, 2009, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 14 funds for the six-month period and among the 14 funds for the twelve-month period in the Fund’s Lipper category.

Annual Report to Shareholders

In 2009, the financial markets largely stabilized, economic conditions improved and investor risk aversion abated. Collectively, this helped the spread sectors (non-Treasuries) to generate strong returns. Against this backdrop, the Fund generated very strong performance for the period and significantly outperformed its benchmarks.

The largest contributors to relative performance for the period were the portfolio’s exposures to the high-yield sector and bank loans. Within the high-yield sector, our Industrials holdings were the strongest performers. Among our high-yield holdings, Ford Motor Credit Co. and SandRidge Energy Inc. were significant contributors as, in both cases, their spreads tightened from their elevated levels in 2008 and early 2009. Among our bank loan holdings, SunGard Data Systems Inc. was a standout. Our overweight to investment grade bonds was another meaningful contributor to results, particularly within the Industrials and Financials sectors. Within the investment grade bond space, Wachovia Corp., Morgan Stanley, United Health Group Inc. and Continental Airlines Inc. were strong performers. Our exposure to non-agency mortgage-backed securities (“MBS”) was also a large contributor to performance. The asset class generated strong results as housing data improved and there was positive sentiment surrounding the launch of the Public-Private Investment Program (“PPIP”). Elsewhere, our asset-backed securities, emerging market debt and non-dollar investments also contributed to results, albeit to a lesser extent. While the Fund significantly outperformed its benchmarks during the reporting period, its cash position was a detractor from relative results given the extremely low yields available from short-term money market instruments.

We made several adjustments to the portfolio during the twelve-month reporting period. We significantly reduced our exposure to agency MBS, finding them less attractive as their spreads had narrowed given the government’s direct purchase of these securities. With the government set to phase out its purchasing program, we determined that more attractive opportunities could be found in other areas of the market. We also pared our exposure to high-yield bonds given their strong performance during the fiscal year. In contrast, the portfolio’s cash position increased as we looked for compelling opportunities in the marketplace.

During the reporting period, we utilized Eurodollar futures/options and Treasury futures/options to manage the portfolio’s durationiii and yield curveiv exposure. Interest rate swaps were utilized to manage our interest rate exposure throughout the yield curve. We also used credit default swaps and index credit default swaps to manage the portfolio’s exposure to the corporate market. Overall, the use of these instruments positively contributed to performance.

Western Asset Management Company

January 19, 2010

Annual Report to Shareholders

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

Portfolio holdings and breakdowns are as of December 31, 2009 and are subject to change and may not be representative of the portfolio managers’ current or future investments. Please refer to pages 12 through 30 for a list and percentage breakdown of the Fund’s holdings.

The mention of sector breakdowns is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. The information provided regarding such sectors is not a sufficient basis upon which to make an investment decision. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional. The Fund’s top five sector holdings (as a percentage of net assets) as of December 31, 2009 were: Corporate Bonds and Notes (41.0%), Mortgage-Backed Securities (12.3%), U.S. Government and Agency Obligations (11.5%), Loan Participations and Assignments (7.7%) and Asset-Backed Securities (6.0%). The Fund’s portfolio composition is subject to change at any time.

RISKS: All investments are subject to risk including the loss of principal. Fixed-income securities involve interest rate, credit, inflation and reinvestment risks. As interest rates rise, the value of fixed-income securities falls. High-yield securities include greater price volatility, illiquidity and possibility of default. International investments are subject to special risks including currency fluctuations and social, economic and political uncertainties, which could increase volatility. These risks are magnified in emerging markets. The use of leverage may increase volatility and possibility of loss. Potential active and frequent trading may result in higher transaction costs and increased investor liability. Asset-backed, mortgage-backed or mortgage-related securities are subject to prepayment and extension risks. Derivatives, such as options, futures and swaps, can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance. Please see the Fund’s prospectus for more information on these and other risks.

All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

[i]

The Barclays Capital U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage- and asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

ii

The Merrill Lynch Constant Maturity 3-Month LIBOR Index is based on the assumed purchase of a synthetic instrument having three months to maturity and with a coupon equal to the closing quote for three-month LIBOR. That issue is sold the following day (priced at a yield equal to the current day closing three-month LIBOR rate) and is rolled into a new three-month instrument. The Index, therefore, will always have a constant maturity equal to exactly three months.

iii

Duration is the measure of the price sensitivity of a fixed-income security to an interest rate change of 100 basis points. Calculation is based on the weighted average of the present values for all cash flows.

iv	The yield curve is the graphical depiction of the relationship between the yield on bonds of the same credit quality but different maturities.

Annual Report to Shareholders

Special Shareholder Notice

Western Asset Absolute Return Portfolio

Effective August 20, 2009, the Fund is managed by a team of portfolio managers, sector specialists and other investment professionals. S. Kenneth Leech, Stephen A. Walsh, Michael C. Buchanan and Keith J. Gardner serve as co-leaders of this team and are responsible for the day-to-day strategic oversight of the Fund’s investments and for supervising the day-to-day operations of the various sector specialist teams dedicated to the specific asset classes in which the Fund invests. Messrs. Leech, Walsh, Buchanan and Gardner are employed by Western Asset Management Company. As portfolio managers, their focus is on portfolio structure, including sector allocation, durationi weighting and term structure decisions. Each portfolio manager has been responsible for the Fund since its inception.

[i]

Duration is the measure of the price sensitivity of a fixed-income security to an interest rate change of 100 basis points. Calculation is based on the weighted average of the present values for all cash flows.

Annual Report to Shareholders

Expense Example (Unaudited)

Western Asset Absolute Return Portfolio

As a shareholder of the Fund, you may incur two types of costs; (1) transaction cost and (2) ongoing costs including management fees, distribution (12b-1) fees on Financial Intermediary Class shares, and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested on July 1, 2009 and held through December 31, 2009. The ending values assume dividends were reinvested at the time they were paid.

Actual Expense

The first line for each class in the table below provides information about actual account values and actual expenses for each class. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account if your shares were held through the entire period.

Hypothetical Examples for Comparison Purposes

The second line for each class in the table below provides information about hypothetical account values and hypothetical expenses based on the relevant class’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the class’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples for the relevant classes that appear in the shareholder reports of other funds. Because each example is intended to be comparable to the examples provided by other funds, it is based on a hypothetical investment of $1,000 invested on July 1, 2009 and held through December 31, 2009. The ending values assume dividends were reinvested at the time they were paid.

	Beginning Account Value 7/1/09	Ending Account Value 12/31/09	Expenses PaidA During the Period 7/1/09 to 12/31/09
Institutional Class:
Actual	$1,000.00	$1,157.00	$4.35
Hypothetical (5% return before expenses)	1,000.00	1,021.17	4.08
Institutional Select Class:
Actual	$1,000.00	$1,157.30	$4.35
Hypothetical (5% return before expenses)	1,000.00	1,021.17	4.08
Financial Intermediary Class:
Actual	$1,000.00	$1,155.90	$5.71
Hypothetical (5% return before expenses)	1,000.00	1,019.91	5.35

A

These calculations are based on expenses incurred from July 1, 2009 to December 31, 2009. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratios of 0.80%, 0.80% and 1.05% for the Institutional Class, Institutional Select Class and the Financial Intermediary Class, respectively, multiplied by the average values over the period, multiplied by the number of days in the most recent fiscal half-year then divided by 365.

Annual Report to Shareholders

Performance Information (Unaudited)

Western Asset Absolute Return Portfolio

The graphs compare the Fund’s total returns to that of two broad-based securities market indexes. The graphs illustrate the cumulative total return of an initial $1,000,000 investment in each of the Institutional Class, Institutional Select Class and Financial Intermediary Class of the Fund, for the periods indicated. The lines for the Fund represent the total return after deducting all Fund investment management and other administrative expenses and the transaction costs of buying and selling securities. The lines representing the securities market indexes do not include any transaction costs associated with buying and selling securities in the indexes or other investment management or administrative expenses.

Total return measures investment performance in terms of appreciation or depreciation in the Fund’s net asset value per share, plus dividends and any capital gain distributions. It assumes that dividends and distributions were reinvested at the time they were paid. Returns (and the graphs and tables found below) do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Average annual returns tend to smooth out variations in a fund’s return, so that they differ from actual year-to-year results.

Bonds are subject to a variety of risks, including interest rate, credit and inflation risk. Non-U.S. investments are subject to currency fluctuations, social, economic and political risk.

Growth of a $1,000,000 Investment—Institutional Class

The performance data quoted represent past performance and do not guarantee future results. Current performance may be lower or higher than the performance data quoted. To obtain the most recent month-end performance information, please visit www.westernassetfunds.com. The investment return and principal value of the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Calculations assume reinvestment of all distributions, including returns of capital, if any, at net asset value and the deduction of all Fund expenses. Performance would have been lower if fees had not been waived in various periods.

Annual Report to Shareholders

Growth of a $1,000,000 Investment—Institutional Select Class (Unaudited)

The performance data quoted represent past performance and do not guarantee future results. Current performance may be lower or higher than the performance data quoted. To obtain the most recent month-end performance information, please visit www.westernassetfunds.com. The investment return and principal value of the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Calculations assume reinvestment of all distributions, including returns of capital, if any, at net asset value and the deduction of all Fund expenses. Performance would have been lower if fees had not been waived in various periods.

Annual Report to Shareholders

Performance Information—(Unaudited) Continued

Growth of a $1,000,000 Investment—Financial Intermediary Class

The performance data quoted represent past performance and do not guarantee future results. Current performance may be lower or higher than the performance data quoted. To obtain the most recent month-end performance information, please visit www.westernassetfunds.com. The investment return and principal value of the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Calculations assume reinvestment of all distributions, including returns of capital, if any, at net asset value and the deduction of all Fund expenses. Performance would have been lower if fees had not been waived in various periods.

Annual Report to Shareholders

Portfolio Composition (Unaudited) (as of December 31, 2009)A

Standard & Poor’s Debt RatingsB

(as a percentage of the portfolio)

Maturity Schedule

(as a percentage of the portfolio)

A

The pie charts above represent the composition of the Fund’s portfolio as of December 31, 2009 and do not include derivatives such as Futures Contracts, Options Written, and Swaps. The Fund is actively managed. As a result, the composition of the portfolio holdings and sectors are subject to change at any time.

B

Standard & Poor’s Ratings Service provides capital markets with credit ratings for the evaluation and assessment of credit risk. These ratings are the opinions of S&P and not absolute measures of quality or guarantees of performance.

C	Common Stocks, Preferred Stocks and Warrants do not have defined maturity dates.

Annual Report to Shareholders

Spread Duration

Western Asset Absolute Return Portfolio

December 31, 2009 (Unaudited)

Economic Exposure

Spread duration is defined as the change in value for a 100 basis point change in the spread relative to Treasuries. The spread over Treasuries is the annual risk-premium demanded by investors to hold non-Treasury securities. This chart highlights the market sector exposure of the Fund’s portfolio and the exposure relative to the selected benchmarks as of the end of the reporting period.

ABS	—	Asset Backed Securities
BAI	—	Barclays Capital U.S. Aggregate Index
CMBS	—	Commercial Mortgage Backed Securities
HY	—	High Yield
IG Credit	—	Investment Grade Credit
MBS	—	Mortgage Backed Securities

Annual Report to Shareholders

Effective Duration

Western Asset Absolute Return Portfolio

December 31, 2009 (Unaudited)

Interest Rate Exposure

Effective duration is defined as the change in value for a 100 basis point change in Treasury yields. This chart highlights the interest rate exposure of the Fund’s portfolio relative to the selected benchmarks as of the end of the reporting period.

ABS	—	Asset Backed Securities
BAI	—	Barclays Capital U.S. Aggregate Index
CMBS	—	Commercial Mortgage Backed Securities
EM	—	Emerging Markets
HY	—	High Yield
IG Credit	—	Investment Grade Credit
MBS	—	Mortgage Backed Securities
MLCML	—	Merrill Lynch Constant Maturity 3-Month LIBOR Index

Annual Report to Shareholders

Portfolio of Investments

Western Asset Absolute Return Portfolio

December 31, 2009

	% OF NET ASSETS	RATE	MATURITY DATE	PAR/ SHARES†	VALUE

Long-Term Securities	86.3%

Corporate Bonds and Notes	41.0%

Aerospace and Defense	0.5%
L-3 Communications Corp.		5.875%	1/15/15	$130,000	$129,837
L-3 Communications Corp.		6.375%	10/15/15	960,000	963,600
L-3 Communications Corp.		5.200%	10/15/19	520,000	514,351	A

					1,607,788

Airlines	0.6%
Continental Airlines Inc.		9.250%	5/10/17	230,000	233,738
Continental Airlines Inc.		6.820%	5/1/18	60,915	55,433
Continental Airlines Inc. Pass-Through Certificates		7.250%	11/10/19	980,000	997,150
Continental Airlines Inc.		6.703%	6/15/21	53,553	49,805
United Air Lines Inc.		7.032%	10/1/10	12,818	12,818
United Air Lines Inc.		7.186%	10/1/12	48,504	48,747
US Airways Pass-Through Trust		6.850%	1/30/18	301,948	247,597

					1,645,288

Beverages	0.2%
Dr. Pepper Snapple Group Inc.		6.820%	5/1/18	460,000	516,036

Building Products	N.M.
Associated Materials Inc.		11.250%	3/1/14	55,000	53,075
Masco Corp.		7.125%	8/15/13	50,000	52,044

					105,119

Capital Markets	3.5%
Goldman Sachs Capital II		5.793%	12/29/49	60,000	46,500	B
Lehman Brothers Holdings Capital Trust VII		5.857%	11/29/49	100,000	30	B,C
Lehman Brothers Holdings Inc.		5.625%	1/24/13	1,000,000	205,000	C
Lehman Brothers Holdings Inc.		6.200%	9/26/14	320,000	62,400	C
Lehman Brothers Holdings Inc.		6.750%	12/28/17	2,350,000	705	C
Merrill Lynch and Co. Inc.		5.450%	2/5/13	3,490,000	3,672,426
Merrill Lynch and Co. Inc.		6.050%	5/16/16	1,980,000	1,997,816
Morgan Stanley		6.625%	4/1/18	2,160,000	2,335,323
The Goldman Sachs Group Inc.		6.150%	4/1/18	1,800,000	1,926,898

					10,247,098

Commercial Banks	2.4%
Wachovia Corp.		5.625%	10/15/16	730,000	746,419
Wachovia Corp.		5.750%	2/1/18	6,120,000	6,386,636

					7,133,055

Annual Report to Shareholders

	% OF NET ASSETS	RATE	MATURITY DATE	PAR/ SHARES†	VALUE

Corporate Bonds and Notes—Continued

Commercial Services and Supplies	0.1%
Republic Services Inc.		5.500%	9/15/19	$290,000	$294,481	A

Consumer Finance	6.2%
American Express Co.		6.800%	9/1/66	40,000	35,800	B
American General Finance Corp.		6.900%	12/15/17	1,000,000	694,354
Caterpillar Financial Services Corp.		5.450%	4/15/18	500,000	520,788
Ford Motor Credit Co.		5.700%	1/15/10	270,000	270,010
Ford Motor Credit Co.		9.750%	9/15/10	2,000,000	2,063,698
Ford Motor Credit Co.		7.000%	10/1/13	7,800,000	7,788,253
Ford Motor Credit Co.		12.000%	5/15/15	1,610,000	1,867,001
GMAC LLC		6.875%	9/15/11	949,000	934,765	A
GMAC LLC		6.000%	12/15/11	1,013,000	992,740	A
GMAC LLC		6.625%	5/15/12	949,000	930,020	A
GMAC LLC		7.500%	12/31/13	273,000	263,445	A
GMAC LLC		8.000%	12/31/18	185,000	162,800	A
GMAC LLC		8.000%	11/1/31	729,000	656,100	A
John Deere Capital Corp.		5.350%	4/3/18	800,000	845,474

					18,025,248

Diversified Financial Services	4.2%
Air 2 US		8.027%	10/1/19	856,466	738,166	A
BAC Capital Trust XIV		5.630%	12/31/49	40,000	27,600	B
Citigroup Inc.		5.500%	2/15/17	5,570,000	5,271,064
Citigroup Inc.		6.875%	3/5/38	1,380,000	1,377,265
East Lane Re Ltd.		6.281%	5/6/11	300,000	292,500	A,D
El Paso Performance-Linked		7.750%	7/15/11	340,000	348,555	A
General Electric Capital Corp.		5.625%	5/1/18	2,800,000	2,869,275
General Electric Capital Corp.		6.375%	11/15/67	60,000	52,050	B
Leucadia National Corp.		8.125%	9/15/15	250,000	255,000
PHH Corp.		7.125%	3/1/13	110,000	101,750
Vanguard Health Holding Co. II LLC		9.000%	10/1/14	330,000	341,962
ZFS Finance USA Trust II		6.450%	12/15/65	500,000	445,000	A,B

					12,120,187

Diversified Telecommunication Services	1.8%
AT&T Inc.		5.500%	2/1/18	2,930,000	3,057,209
Citizens Communications Co.		7.875%	1/15/27	160,000	147,200
Level 3 Financing Inc.		9.250%	11/1/14	180,000	170,100
Qwest Corp.		7.500%	10/1/14	190,000	197,363
Verizon Communications Inc.		6.100%	4/15/18	1,150,000	1,249,945

Annual Report to Shareholders

Portfolio of Investments—Continued

Western Asset Absolute Return Portfolio—Continued

	% OF NET ASSETS	RATE	MATURITY DATE	PAR/ SHARES†	VALUE

Corporate Bonds and Notes—Continued

Diversified Telecommunication Services—Continued
Windstream Corp.		8.625%	8/1/16	$480,000	$488,400

					5,310,217

Electric Utilities	1.4%
Energy Future Holdings Corp.		10.875%	11/1/17	20,000	16,350
Energy Future Holdings Corp.		11.250%	11/1/17	5,404,516	3,823,695	E
FirstEnergy Corp.		6.450%	11/15/11	83,000	88,997
FirstEnergy Corp.		7.375%	11/15/31	100,000	108,390

					4,037,432

Energy Equipment and Services	0.1%
Parker Drilling Co.		9.625%	10/1/13	180,000	184,950

Food and Staples Retailing	1.7%
CVS Corp.		9.350%	1/10/23	500,000	487,205	A,F
CVS Corp.		5.298%	1/11/27	29,766	27,147	A,G
CVS Lease Pass-Through Trust		5.880%	1/10/28	42,437	39,702
CVS Lease Pass-Through Trust		6.036%	12/10/28	114,152	108,027
Safeway Inc.		7.250%	2/1/31	1,360,000	1,565,284
The Kroger Co.		5.000%	4/15/13	1,620,000	1,713,174
The Kroger Co.		6.150%	1/15/20	1,100,000	1,177,273

					5,117,812

Food Products	0.1%
Sara Lee Corp.		6.250%	9/15/11	150,000	160,034

Health Care Equipment and Supplies	0.2%
Zimmer Holdings Inc.		4.625%	11/30/19	660,000	654,009

Health Care Providers and Services	5.1%
AmerisourceBergen Corp.		5.875%	9/15/15	50,000	54,491
HCA Inc.		6.300%	10/1/12	274,000	274,000
HCA Inc.		9.125%	11/15/14	10,000	10,550
HCA Inc.		6.500%	2/15/16	619,000	588,050
HCA Inc.		9.250%	11/15/16	910,000	977,113
HCA Inc.		9.625%	11/15/16	630,000	681,975	E
Humana Inc.		7.200%	6/15/18	340,000	347,731	H
Tenet Healthcare Corp.		9.000%	5/1/15	525,000	567,000	A
Tenet Healthcare Corp.		10.000%	5/1/18	525,000	588,000	A
Tenet Healthcare Corp.		8.875%	7/1/19	29,000	31,320	A

Annual Report to Shareholders

	% OF NET ASSETS	RATE	MATURITY DATE	PAR/ SHARES†	VALUE

Corporate Bonds and Notes—Continued

Health Care Providers and Services—Continued
U.S. Oncology Holdings Inc.		7.178%	3/15/12	$382,000	$357,170	D,E
UnitedHealth Group Inc.		4.875%	2/15/13	6,360,000	6,654,239
UnitedHealth Group Inc.		4.875%	4/1/13	940,000	985,045
UnitedHealth Group Inc.		6.000%	2/15/18	1,210,000	1,249,867
WellPoint Inc.		5.875%	6/15/17	1,470,000	1,514,470

					14,881,021

Hotels, Restaurants and Leisure	0.2%
Inn of the Mountain Gods Resort and Casino		12.000%	11/15/10	250,000	103,438	C,F
MGM MIRAGE		10.375%	5/15/14	45,000	48,825	A
MGM MIRAGE		6.625%	7/15/15	140,000	108,850
MGM MIRAGE		11.125%	11/15/17	105,000	116,287	A
River Rock Entertainment Authority		9.750%	11/1/11	220,000	207,350

					584,750

Household Durables	0.2%
Norcraft Cos.		9.000%	11/1/11	480,000	480,600	F

Household Products	0.2%
Reynolds Group DL Escrow Inc./Reynolds Group Escrow LLC		7.750%	10/15/16	465,000	475,462	A

Independent Power Producers and Energy Traders	1.8%
Calpine Corp.		8.000%	6/1/16	355,000	365,650	A
Dynegy Holdings Inc.		7.750%	6/1/19	30,000	26,025
Edison Mission Energy		7.750%	6/15/16	110,000	93,500
Edison Mission Energy		7.000%	5/15/17	80,000	63,200
Edison Mission Energy		7.200%	5/15/19	250,000	189,375
Edison Mission Energy		7.625%	5/15/27	90,000	60,975
Mirant Mid Atlantic LLC		10.060%	12/30/28	915,837	966,208
NRG Energy Inc.		7.375%	2/1/16	250,000	250,313
The AES Corp.		7.750%	3/1/14	1,300,000	1,319,500
The AES Corp.		7.750%	10/15/15	300,000	304,500
The AES Corp.		8.000%	10/15/17	1,630,000	1,672,787

					5,312,033

Insurance	2.8%
Allstate Life Global Funding Trust		5.375%	4/30/13	440,000	469,689
American International Group Inc.		5.850%	1/16/18	4,420,000	3,626,738

Annual Report to Shareholders

Portfolio of Investments—Continued

Western Asset Absolute Return Portfolio—Continued

	% OF NET ASSETS	RATE	MATURITY DATE	PAR/ SHARES†	VALUE

Corporate Bonds and Notes—Continued

Insurance—Continued
ASIF Global Financing XIX		4.900%	1/17/13	$1,400,000	$1,288,354	A
MetLife Inc.		6.400%	12/15/36	50,000	43,750
Metropolitan Life Global Funding I		5.125%	4/10/13	1,130,000	1,197,111	A
Pacific Life Global Funding		5.150%	4/15/13	1,040,000	1,086,693	A
Teachers Insurance & Annuity Association of America		6.850%	12/16/39	220,000	227,422	A
The Travelers Cos. Inc.		6.250%	3/15/37	120,000	109,319	B

					8,049,076

Media	1.3%
Affinion Group Inc.		11.500%	10/15/15	430,000	450,425
Charter Communications Operating LLC		10.875%	9/15/14	160,000	179,200	A
Comcast Corp.		6.500%	1/15/17	70,000	77,494
Comcast Corp.		5.700%	5/15/18	2,350,000	2,470,438
DISH DBS Corp.		7.875%	9/1/19	400,000	419,500
Gannett Co. Inc.		6.375%	4/1/12	40,000	40,000
News America Inc.		6.650%	11/15/37	50,000	52,815

					3,689,872

Metals and Mining	0.9%
Freeport-McMoRan Copper & Gold Inc.		8.375%	4/1/17	1,910,000	2,091,450
Steel Dynamics Inc.		7.750%	4/15/16	410,000	426,912	G

					2,518,362

Multiline Retail	0.2%
The Neiman-Marcus Group Inc.		9.000%	10/15/15	505,212	493,845	E

Oil, Gas and Consumable Fuels	4.6%
Anadarko Petroleum Corp.		5.950%	9/15/16	540,000	584,116
Belden and Blake Corp.		8.750%	7/15/12	1,060,000	991,100
Chesapeake Energy Corp.		6.375%	6/15/15	400,000	392,000
Chesapeake Energy Corp.		6.500%	8/15/17	100,000	98,000
Chesapeake Energy Corp.		7.250%	12/15/18	55,000	55,413
Dynegy Roseton/Danskammer Pass Through Trust		7.670%	11/8/16	420,000	405,300
El Paso Corp.		7.000%	6/15/17	1,690,000	1,676,128
Energy Transfer Partners LP		6.700%	7/1/18	3,800,000	4,068,660
Kinder Morgan Energy Partners LP		6.000%	2/1/17	1,000,000	1,049,914
Petrohawk Energy Corp.		9.125%	7/15/13	250,000	261,250

Annual Report to Shareholders

	% OF NET ASSETS	RATE	MATURITY DATE	PAR/ SHARES†	VALUE

Corporate Bonds and Notes—Continued

Oil, Gas and Consumable Fuels—Continued
SandRidge Energy Inc.		8.625%	4/1/15	$1,000,000	$1,000,000	E
Whiting Petroleum Corp.		7.250%	5/1/12	160,000	160,800
XTO Energy Inc.		5.500%	6/15/18	2,508,000	2,675,201

					13,417,882

Pharmaceuticals	N.M.
Leiner Health Products Inc.		11.000%	6/1/12	250,000	25	C,F

Real Estate Investment Trusts (REITs)	N.M.
Health Care Property Investors Inc.		6.450%	6/25/12	60,000	61,773

Real Estate Management and Development	0.2%
Realogy Corp.		10.500%	4/15/14	755,000	653,075

Tobacco	0.3%
Lorillard Tobacco Co.		8.125%	6/23/19	900,000	989,447

Trading Companies and Distributors	0.1%
Ashtead Capital Inc.		9.000%	8/15/16	200,000	200,250	A

Wireless Telecommunication Services	0.1%
Cricket Communications Inc.		7.750%	5/15/16	315,000	314,212

Total Corporate Bonds and Notes (Cost—$119,020,795)					119,280,439
Asset-Backed Securities	6.0%

Fixed Rate Securities	1.6%
ABSC Manufactured Housing Contract 2004-CN1		8.400%	12/2/30	170,000	127,500	A
Associates Manufactured Housing Pass Through Certificates 1997-CLB2		8.900%	6/15/28	1,798,409	1,649,861	G
Bombardier Capital Mortgage Securitization Corp. 2000-A A3		7.830%	6/15/30	1,637,648	1,065,893
Centex Home Equity 2003-B AF4		3.735%	2/25/32	142,664	110,372
Hertz Vehicle Financing LLC 2009-2A A2		5.290%	3/25/16	510,000	508,849	A
Lehman XS Trust 2007-1 WF1		7.000%	1/25/37	1,294,520	745,360
Oakwood Mortgage Investors Inc. 1999-D A1		7.840%	11/15/29	267,276	215,685
Pegasus Aviation Lease Securitization 2000-1 A2		8.370%	3/25/30	390,000	120,900	A,G

					4,544,420

Annual Report to Shareholders

Portfolio of Investments—Continued

Western Asset Absolute Return Portfolio—Continued

	% OF NET ASSETS	RATE	MATURITY DATE	PAR/ SHARES†	VALUE

Asset-Backed Securities—Continued

Indexed SecuritiesD	4.3%
ACE Securities Corp. 2006-GP1 A		0.361%	2/25/31	$382,749	$286,798
Amortizing Residential Collateral Trust 2005-BC5 M1		1.266%	7/25/32	594,682	383,675
Bear Stearns Asset-Backed Securities Trust 2006-SD2		0.431%	6/25/36	495,261	465,943
Citigroup Mortgage Loan Trust Inc. 2006-SHL1 A1		0.431%	11/25/45	141,665	103,878	A
Citigroup Mortgage Loan Trust Inc. 2007-SHL1 A		0.631%	11/25/46	439,661	208,753	A
Countrywide Home Equity Loan Trust 2006-B 2A		0.403%	5/15/36	326,054	121,841
Fremont Home Loan Trust 2006-B 2A2		0.331%	8/25/36	1,017,089	723,571
GMAC Mortgage Corp. Loan Trust 2006-HE4 A1		0.411%	12/25/36	1,819,841	729,320
GSAA Home Equity Trust 2007-6 A4		0.531%	5/25/47	2,090,000	1,130,968
GSAMP Trust 2006-SEA1 A		0.531%	5/25/36	336,413	232,125	A
GSRPM Mortgage Loan Trust 2006-2 A2		0.531%	9/25/36	480,661	290,121	A
HSI Asset Securitization Corp. Trust 2007-NC1 A3		0.411%	4/25/37	2,740,000	946,870
Indymac Seconds Asset Backed Trust A-A		0.361%	6/25/36	1,295,992	123,003
IXIS Real Estate Capital Trust 2005-HE4 A3		0.571%	2/25/36	882,158	765,025
Lehman XS Trust 2006-16N A4B		0.471%	11/25/46	654,891	180,803
Lehman XS Trust 2006-2N 1A1		0.491%	2/25/46	409,850	212,947
Lehman XS Trust 2006-GP3 2A2		0.451%	6/25/46	652,388	109,008
Lehman XS Trust 2007-2N 3A1		0.321%	2/25/37	1,550,614	1,344,192
MASTR Second Lien Trust 2005-1 A		0.501%	9/25/35	216,625	181,882
MASTR Specialized Loan Trust 2006-3 A		0.491%	6/25/46	409,005	226,118	A
MASTR Specialized Loan Trust 2007-1 A		0.601%	1/25/37	355,415	92,408	A
Morgan Stanley Home Equity Loans 2007-1 A3		0.371%	12/25/36	2,720,000	924,669
Morgan Stanley Mortgage Loan Trust 2006-12XS		0.351%	10/25/36	80,886	80,936
Nelnet Student Loan Trust 2008-4 A4		1.762%	4/25/24	860,000	897,836
Option One Mortgage Loan Trust 2005-1 A4		0.631%	2/25/35	803,209	619,998
RAAC 2006-RP4 A		0.521%	1/25/46	586,006	353,256	A
Structured Asset Securities Corp. 2007-BC4 A3		0.481%	11/25/37	882,229	822,977

					12,558,921

Stripped Securities	0.1%
First Franklin Mortgage Loan Asset-Backed Certificates 2006-FF5 2A5		0.000%	4/25/36	1,050,000	263,894	I2

Annual Report to Shareholders

	% OF NET ASSETS	RATE	MATURITY DATE	PAR/ SHARES†	VALUE

Asset-Backed Securities—Continued

Variable Rate SecuritiesJ	N.M.
GSAMP Trust 2006-S3 A1		6.085%	5/25/36	$359,238	$23,175	B

Total Asset-Backed Securities (Cost—$26,745,178)					17,390,410
Mortgage-Backed Securities	12.3%

Fixed Rate Securities	0.2%
Banc of America Funding Corp. 2006-8T2 A2		5.791%	10/25/36	119,554	117,036
BlackRock Capital Finance LP 1997-R1		7.750%	3/25/37	62,490	9,530	A,G
Indymac Manufactured Housing Contract A2-2		6.170%	12/25/11	450,724	419,316

					545,882

Indexed SecuritiesD	7.5%
American Home Mortgage Assets 2006-6 A1A		0.421%	12/25/46	309,703	150,931
American Home Mortgage Investment Trust 2005-4 5A		5.350%	11/25/45	729,178	532,266
Banc of America Mortgage Securities 2003-F 1A1		4.123%	7/25/33	29,058	26,088
Banc of America Mortgage Securities 2004-A 1A1		5.409%	2/25/34	64,129	53,113
Bear Stearns Adjustable Rate Mortgage Trust 2005-12 23A1		5.727%	2/25/36	2,686,819	1,708,864
Bear Stearns Alt-A Trust 2004-10 1A1		0.911%	9/25/34	169,729	124,159
Bear Stearns Alt-A Trust 2004-11 1A2		1.071%	11/25/34	113,886	59,117
Bear Stearns Alt-A Trust 2005-2 1A1		0.731%	3/25/35	52,376	32,999
Bear Stearns Mortgage Funding Trust 2006-AR5 1A1		0.391%	12/25/46	1,005,480	473,505
Citigroup Mortgage Loan Trust Inc. 2005-9 1A1		0.491%	11/25/35	505,391	267,842
Countrywide Alternative Loan Trust 2005-24 4A1		0.463%	7/20/35	706,838	373,478
Countrywide Alternative Loan Trust 2005-51 2A1		0.533%	11/20/35	433,015	231,080
Countrywide Alternative Loan Trust 2005-59 1A1		0.616%	11/20/35	604,306	317,188
Countrywide Alternative Loan Trust 2005-76 3A1		0.491%	1/25/46	462,832	252,834
Countrywide Alternative Loan Trust 2005-J12		0.501%	8/25/35	255,505	128,496
Countrywide Alternative Loan Trust 2006-OA10 4A3		0.501%	8/25/46	2,030,608	308,019

Annual Report to Shareholders

Portfolio of Investments—Continued

Western Asset Absolute Return Portfolio—Continued

	% OF NET ASSETS	RATE	MATURITY DATE	PAR/ SHARES†	VALUE

Mortgage-Backed Securities—Continued

Indexed Securities—Continued
Countrywide Alternative Loan Trust 2006-OA8 1A2		0.461%	7/25/46	$670,001	$171,113
Countrywide Home Loans 2001-HYB1 1A1		3.666%	6/19/31	30,840	29,446
Countrywide Home Loans 2003-60 1A1		4.727%	2/25/34	449,939	387,940
Countrywide Home Loans 2003-HYB1 1A1		5.044%	5/19/33	32,068	29,039
Countrywide Home Loans 2006-3 1A2		0.561%	3/25/36	491,670	99,054
Deutsche Mortgage Securities Inc. 2004-4 7AR2		0.681%	6/25/34	272,210	202,491
First Horizon Alternative Mortgage Securities 2005-AA12 1A1		2.707%	2/25/36	497,767	274,707
Greenpoint Mortgage Funding Trust 2006-AR2 1A2		0.481%	4/25/36	3,257,473	1,031,886
Greenpoint Mortgage Funding Trust 2006-AR3 3A1		0.461%	4/25/36	627,887	264,891
GSR Mortgage Loan Trust 2006-0A1 2A2		0.491%	8/25/46	709,035	189,648
Harborview Mortgage Loan Trust 2006-13 A		0.413%	11/19/46	515,122	245,571
Harborview Mortgage Loan Trust 2006-14 2A1A		0.383%	1/25/47	1,068,314	519,345
Harborview Mortgage Loan Trust 2007-7 2A1A		1.231%	11/25/47	1,475,100	767,159
Impac CMB Trust 2004-5 1A1		0.591%	10/25/34	238,572	171,929
Impac CMB Trust 2004-6 1A2		1.011%	10/25/34	337,015	241,009
Impac CMB Trust 2005-7 A1		0.491%	11/25/35	464,800	263,693
Impac Secured Assets Corp. 2004-3 1A4		1.031%	11/25/34	15,019	13,416
Impac Secured Assets Corp. 2005-2		0.551%	3/25/36	350,372	134,898
Lehman XS Trust 2006-GP2 1A1A		0.301%	6/25/46	10,771	10,657
Merit Securities Corp. 11PA B2		1.731%	9/28/32	31,607	25,711	A
Merrill Lynch Mortgage Investors Trust 2004-A3 4A3		5.055%	5/25/34	963,198	915,962
Residential Accredit Loans Inc. 2007-Q01 A1		0.381%	2/25/47	3,044,336	1,573,938
Structured Adjustable Rate Mortgage Loan Trust 2004-7 A1		0.636%	6/25/34	21,077	14,593
Structured Adjustable Rate Mortgage Loan Trust 2005-19XS		0.551%	10/25/35	1,509,538	908,378
Structured Asset Mortgage Investments Inc. 2003-AR2 A1		0.603%	12/19/33	109,654	89,394
Structured Asset Mortgage Investments Inc. 2006-AR6		0.421%	7/25/46	1,929,220	963,563
Structured Asset Mortgage Investments Inc. 2007-AR4 A1		0.431%	9/25/47	1,128,962	1,052,530

Annual Report to Shareholders

	% OF NET ASSETS	RATE	MATURITY DATE	PAR/ SHARES†	VALUE

Mortgage-Backed Securities—Continued

Indexed Securities—Continued
Structured Asset Securities Corp. 2002-08A 7A1		3.123%	5/25/32	$101,035	$88,169
Structured Asset Securities Corp. 2002-11A 1A1		3.242%	6/25/32	26,268	22,527
Structured Asset Securities Corp. 2002-16A 1A1		4.320%	8/25/32	239,808	239,507
Structured Asset Securities Corp. 2002-18A 1A1		4.226%	9/25/32	16,220	13,357
Structured Asset Securities Corp. 2004-NP1 A		0.631%	9/25/33	218,944	185,008	A,F
Thornburg Mortgage Securities Trust 2004-1 I2A		0.681%	3/25/44	37,651	35,283
WaMu Mortgage Pass-Through Certificates 2006-AR2 A1A		1.484%	4/25/46	4,143,643	2,038,485
WaMu Mortgage Pass-Through Certificates 2006-AR3 A1A		1.514%	5/25/46	3,368,978	1,653,608
WaMu Mortgage Pass-Through Certificates 2006-AR4 DA		1.514%	6/25/46	1,803,344	718,749
WaMu Mortgage Pass-Through Certificates 2006-AR6 2A		1.504%	8/25/46	2,466,622	1,303,161

					21,929,794

Variable Rate SecuritiesJ	4.6%
Adjustable Rate Mortgage Trust 2004-1 4A1		5.552%	1/25/35	3,791,451	3,534,985
Banc of America Funding Corp. 2006-D 6A1		5.851%	5/20/36	1,291,439	795,940
Bear Stearns Adjustable Rate Mortgage Trust 2004-12 1A1		4.804%	2/25/35	123,374	101,449
Bear Stearns Alt-A Trust 2003-5 2A1		3.080%	12/25/33	592,703	521,209
Bear Stearns Alt-A Trust 2005 -10 21A1		3.820%	1/25/36	451,903	249,200
BlackRock Capital Finance LP 1996-R1		9.580%	9/25/26	261,329	71,866	G
MASTR Adjustable Rate Mortgages Trust 2003-3 3A4		3.194%	9/25/33	1,797,705	1,491,043
Morgan Stanley Mortgage Loan Trust 2004-6AR		3.929%	8/25/34	104,491	77,627
Morgan Stanley Mortgage Loan Trust 2006-3AR 2A3		5.187%	3/25/36	536,281	329,918
Nomura Asset Acceptance Corp. 2006-AF2 4A		6.573%	8/25/36	575,398	258,330
Sequoia Mortgage Trust 2007-4 4A1		5.965%	7/20/47	1,547,103	1,068,430
Structured Adjustable Rate Mortgage Loan Trust 2004-17 A1		1.752%	11/25/34	59,243	44,953

Annual Report to Shareholders

Portfolio of Investments—Continued

Western Asset Absolute Return Portfolio—Continued

	% OF NET ASSETS	RATE	MATURITY DATE	PAR/ SHARES†	VALUE

Mortgage-Backed Securities—Continued

Variable Rate Securities—Continued
Structured Adjustable Rate Mortgage Loan Trust 2004-4 3A2		3.262%	4/25/34	$988,130	$805,837
Structured Adjustable Rate Mortgage Loan Trust 2005-20 4A1		5.912%	10/25/35	2,014,390	1,402,066
Thornburg Mortgage Securities Trust 2007-4 2A1		6.200%	9/25/37	1,368,282	1,092,969
Thornburg Mortgage Securities Trust 2007-4 3A1		6.198%	9/25/37	1,375,790	1,099,421
Wells Fargo Mortgage-Backed Securities Trust 2005-AR9 4A1		3.685%	5/25/35	452,017	406,081

					13,351,324

Total Mortgage-Backed Securities (Cost—$57,552,078)					35,827,000
Loan Participations and AssignmentsD	7.7%

Aerospace and Defense	0.2%
Dubai Aerospace Enterprise, Term Loan, Tranche B1		4.040%	1/29/10	287,234	262,819
Dubai Aerospace Enterprise, Term Loan, Tranche B2		4.010%	1/29/10	280,287	256,463

					519,282

Auto Components	0.3%
Allison Transmission Inc., Term Loan, Tranche B		2.990% to 3.040%	2/10/10	956,866	875,771

Automobiles	0.3%
Chrysler Financial Services NA LLC, First Lien Term Loan		4.240%	1/15/10	977,500	951,433

Containers and Packaging	0.6%
Amscan Holdings Inc., Term Loan, Tranche B		2.501%	3/25/10	972,500	875,250
Graham Packaging Company LP, Term Loan C		6.750%	3/31/10	873,303	877,306

					1,752,556

Annual Report to Shareholders

	% OF NET ASSETS	RATE	MATURITY DATE	PAR/ SHARES†	VALUE

Loan Participations and Assignments—Continued

Distributors	0.2%
Keystone Automotive Industries Inc., Term Loan, Tranche B		3.741% to 5.750%	3/31/10	$941,200	$592,956

Electric Utilities	0.4%
TXU, Term Loan, Tranche B2		3.735% to 3.751%	3/31/10	1,221,875	992,774

Energy Equipment and Services	0.3%
Brand Energy, Term Loan, Tranche B		3.563%	2/26/10	977,500	905,409

Hotels, Restaurants and Leisure	0.6%
Harrah’s Entertainment Inc., Term Loan B		3.282%	1/26/10	806,853	651,366
Las Vegas Sands LLC, Delayed Term Loan		2.010%	3/31/10	197,000	171,988
Las Vegas Sands LLC, Term Loan, Tranche B		2.010%	3/31/10	780,000	680,968
Wimar Opco LLC, Term Loan, Tranche B		3.250%	3/31/10	947,645	285,478	C

					1,789,800

IT Services	0.6%
First Data Corp., Term Loan B2		2.999% to 3.001%	3/31/10	989,873	879,255
SunGard Data Systems Inc., Term Loan, Tranche A		1.985%	1/11/10	28,206	26,588
SunGard Data Systems Inc., Term Loan, Tranche B		3.869% to 3.900%	2/9/10	932,103	895,013

					1,800,856

Media	2.4%
Cedar Fair LP, Term Loan, Tranche B		2.231% to 4.231%	1/29/10	923,652	911,337
Charter Communications Operating LLC, Term Loan		2.260%	2/26/10	980,000	917,525
Citadel Communication Group, Term Loan, Tranche B		1.990%	1/29/10	996,220	735,127	C
Idearc Inc., Term Loan		10.250%	3/31/10	385,750	379,000
Insight Midwest Holdings LLC, Term Loan, Tranche B		2.290%	1/4/10	675,000	641,250

Annual Report to Shareholders

Portfolio of Investments—Continued

Western Asset Absolute Return Portfolio—Continued

	% OF NET ASSETS	RATE	MATURITY DATE	PAR/ SHARES†	VALUE

Loan Participations and Assignments—Continued

Media—Continued
Lodgenet Entertainment Corp., Term Loan, Tranche B		2.260%	3/31/10	$795,225	$719,679
Univision Communications, Term Loan, Tranche B		2.501%	3/31/10	1,000,000	867,000
UPC Broadband Holding, Term Loan, Tranche N1		1.985%	1/4/10	1,296,576	1,211,218
UPC, Term Loan		3.735%	1/4/10	703,424	681,970

					7,064,106

Metals and Mining	0.3%
Noranda Aluminum Acquisition Corp., Term Loan		2.231%	1/29/10	868,118	714,750

Multiline Retail	0.3%
Neiman Marcus Group Inc., Term Loan		2.255%	3/8/10	983,620	888,420

Oil, Gas and Consumable Fuels	0.2%
Ashmore Energy, Term Loan		3.231%	1/29/10	50,966	46,443
Ashmore Energy, Term Loan		3.251%	3/31/10	433,453	394,984

					441,427

Paper and Forest Products	0.1%
Georgia-Pacific Corp., New Term Loan B		2.251% to 2.256%	3/31/10	257,311	248,144
Georgia-Pacific Corp., New Term Loan C		3.481% to 3.506%	3/31/10	159,487	158,410

					406,554

Road and Rail	0.3%
Swift Transportation, Term Loan		3.563%	1/8/10	878,721	795,609

Semiconductors and Semiconductor Equipment	0.3%
Sensata Technologies, Term Loan, Tranche B		2.031%	1/29/10	965,000	855,834

Specialty Retail	0.3%
Michaels Stores Inc., Term Loan B		2.563%	2/26/10	415,588	374,159

Annual Report to Shareholders

	% OF NET ASSETS	RATE	MATURITY DATE	PAR/ SHARES†	VALUE

Loan Participations and Assignments—Continued

Specialty Retail—Continued
Michaels Stores Inc., Term Loan B2		4.813%	2/26/10	$559,287	$525,330

					899,489

Total Loan Participations and Assignments (Cost—$25,557,045)					22,247,026
U.S. Government and Agency Obligations	11.5%

Fixed Rate Securities	11.0%
United States Treasury Bonds		3.500%	2/15/39	63,000	51,601
United States Treasury Bonds		4.500%	8/15/39	170,000	166,148
United States Treasury Bonds		4.375%	11/15/39	1,160,000	1,110,338
United States Treasury Notes		2.125%	11/30/14	19,050,000	18,599,087
United States Treasury Notes		3.125%	10/31/16	2,590,000	2,557,423
United States Treasury Notes		2.750%	11/30/16	4,020,000	3,870,191
United States Treasury Notes		3.375%	11/15/19	5,680,000	5,463,478

					31,818,266

Treasury Inflation-Protected SecuritiesK	0.5%
United States Treasury Inflation-Protected Security		2.375%	1/15/27	1,457,825	1,534,133

Total U.S. Government and Agency Obligations (Cost—$33,845,711)					33,352,399
Yankee BondsL	4.1%

Commercial Banks	1.7%
Credit Agricole SA		8.375%	10/13/19	760,000	805,600	A,B
Glitnir Banki Hf		6.375%	9/25/12	680,000	142,800	A,C,F
Glitnir Banki Hf		6.693%	6/15/16	1,810,000	181	A,B,C,F
Glitnir Banki Hf		7.451%	9/14/49	100,000	10	A,B,C,F
Groupe BPCE SA		12.500%	6/29/49	1,022,000	1,125,958	A,B
HBOS Capital Funding LP		6.071%	6/30/49	230,000	149,500	A,B
ICICI Bank Ltd.		6.375%	4/30/22	442,000	396,789	A,B
Kaupthing Bank Hf		7.625%	2/28/15	3,130,000	774,675	A,C,F
Kaupthing Bank Hf		7.125%	5/19/16	240,000	24	A,C,F
Landsbanki Islands Hf		6.100%	8/25/11	2,190,000	98,550	A,C,F
Royal Bank of Scotland Group PLC		6.375%	2/1/11	500,000	501,390
Royal Bank of Scotland Group PLC		5.000%	10/1/14	930,000	821,901
Shinsei Finance Cayman Ltd.		6.418%	1/29/49	300,000	174,750	A,B

					4,992,128

Annual Report to Shareholders

Portfolio of Investments—Continued

Western Asset Absolute Return Portfolio—Continued

	% OF NET ASSETS	RATE	MATURITY DATE	PAR/ SHARES†		VALUE

Yankee Bonds—Continued

Diversified Financial Services	0.2%
TNK-BP Finance SA		7.500%	7/18/16	$192,000		$197,520
TNK-BP Finance SA		6.625%	3/20/17	232,000		226,780

						424,300

Diversified Telecommunication Services	0.1%
Wind Acquisition Finance SA		12.000%	12/1/15	300,000		321,000	A

Energy Equipment and Services	0.1%
Compagnie Generale de Geophysique-Veritas		7.750%	5/15/17	250,000		248,125

Food and Staples Retailing	1.1%
Delhaize Group		6.500%	6/15/17	3,014,000		3,273,301

Foreign Government	0.1%
Russian Federation		7.500%	3/31/30	235,000		265,256

Media	0.1%
NTL Cable PLC		9.125%	8/15/16	155,000		163,331

Metals and Mining	0.5%
Novelis Inc.		7.250%	2/15/15	440,000		419,100
Teck Resources Ltd.		9.750%	5/15/14	40,000		46,150
Teck Resources Ltd.		10.250%	5/15/16	30,000		34,950
Teck Resources Ltd.		10.750%	5/15/19	65,000		77,675
Vale Overseas Ltd.		6.875%	11/21/36	546,000		545,542
Vedanta Resources PLC		8.750%	1/15/14	330,000		337,425	A

						1,460,842

Oil, Gas and Consumable Fuels	0.2%
Petrobras International Finance Co.		5.750%	1/20/20	480,000		488,298
Teekay Shipping Corp.		8.875%	7/15/11	140,000		145,075

						633,373

Paper and Forest Products	N.M.
Abitibi-Consolidated Co. of Canada		13.750%	4/1/11	65,477		65,559	A

Total Yankee Bonds (Cost—$18,373,979)						11,847,215
Foreign Government Obligations	3.3%
Brazil Notas do Tesouro Nacional Series F		10.000%	1/1/12	4,023,000	BRL	2,237,259
Commonwealth of Australia		4.000%	8/20/20	1,730,000	AUD	2,406,186	M

Annual Report to Shareholders

	% OF NET ASSETS	RATE	MATURITY DATE	PAR/ SHARES†		VALUE

Foreign Government Obligations—Continued
Federative Republic of Brazil		10.000%	7/1/10	268,000	BRL	$154,596
Federative Republic of Brazil		6.000%	5/15/15	591,000	BRL	614,830	M
Government of Indonesia		10.250%	7/15/27	10,665,000,000	IDR	1,092,457
Kingdom of Sweden Inflation-Protected Notes		3.500%	12/1/28	7,000,000	SEK	1,500,412	M
Thailand Government Bond		4.250%	3/13/13	22,000,000	THB	685,124
United Kingdom Treasury Gilt		1.250%	11/22/55	387,680	GBP	836,378	M

Total Foreign Government Obligations (Cost—$8,709,239)						9,527,242
Common Stocks and Equity Interests	N.M.

Media	N.M.
SuperMedia Inc.				1,788	shs	69,160	N

Oil, Gas and Consumable Fuels	N.M.
SemGroup Corp., Class A				867		20,803	G,N

Total Common Stocks and Equity Interests (Cost—$143,989)						89,963
Preferred Stocks	0.4%
Fannie Mae		7.000%		$1,900		2,565	D,N,O
Motors Liquidation Co.		5.250%		64,000		364,800
GMAC Inc.		7.000%		1,226		808,087	A,N

Total Preferred Stocks (Cost—$602,439)						1,175,452
Warrants	N.M.

Oil, Gas and Consumable Fuels	N.M.
SemGroup Corp.				912		—	G,F,N

Total Warrants (Cost—$—)						—

Total Long-Term Securities (Cost—$290,550,453)						250,737,146
Short-Term Securities	12.8%

U.S. Government and Agency Obligations	11.6%
Fannie Mae		0.100%	1/25/10	1,500,000		1,499,900	O,Q,S
Fannie Mae		0.350%	1/15/10	25,000,000		24,996,597	O,S
Freddie Mac		0.070% to 0.110%	1/25/10	205,000		204,986	O,Q,S
United States Treasury Bill		0.160%	4/29/10	7,000,000		6,998,054	S

						33,699,537

Annual Report to Shareholders

Portfolio of Investments—Continued

Western Asset Absolute Return Portfolio—Continued

	% OF NET ASSETS	PAR/ SHARES†		VALUE

Short-Term Securities—Continued

Options Purchased	0.2%
Credit Suisse First Boston Swaption Put, April 2011, Strike Price $5.18		2,570,000	R	$87,704
Credit Suisse First Boston Swaption Put, April 2012, Strike Price $5.20		1,290,000	R	114,968
Credit Suisse First Boston Swaption Put, May 2011, Strike Price $5.12		1,290,000	R	47,870
U.S. Treasury Note Futures Put, February 2010, Strike Price $116.50		52	R	73,125
U.S. Treasury Note Futures Put, March 2010, Strike Price $116.50		207	R	359,016

				682,683

Repurchase Agreement	1.0%
Morgan Stanley repurchase agreement dated 12/31/09, 0.005% due 1/4/10; Proceeds at maturity—$2,911,002; (Fully collateralized by U.S. government agency obligation, 3.125% due 9/29/14; Market value—$2,969,219)		$2,911,000		2,911,000

Total Short-Term Securities (Cost—$36,904,455)				37,293,220
Total Investments (Cost—$327,454,908#)	99.1%			288,030,366
Other Assets Less Liabilities	0.9%			2,661,414

Net Assets	100.0%			$290,691,780

	EXPIRATION	ACTUAL CONTRACTS	APPRECIATION/ (DEPRECIATION)
Futures Contracts PurchasedT
Eurodollar Futures	March 2010	113	$184,721
Eurodollar Futures	June 2010	28	36,960
Eurodollar Futures	September 2010	14	27,755
Eurodollar Futures	December 2011	129	(27,832)
U.S. Treasury Note Futures	March 2010	7	(6,679)

			$214,925

Futures Contracts WrittenT
Eurodollar Futures	December 2010	129	$(31,057)
German Euro Bund Futures	March 2010	16	29,932
U.S. Treasury Bond Futures	March 2010	15	49,170
U.S. Treasury Note Futures	March 2010	147	366,741
U.S. Treasury Note Futures	March 2010	84	140,071

			$554,857

Options WrittenT
Barclays Swaption Call, Strike Price $4.86	October 2013	4,770,000	$26,197
Barclays Swaption Call, Strike Price $4.95	October 2013	4,770,000	5,211
Barclays Swaption Put, Strike Price $4.86	October 2013	4,770,000	(103,724)

Annual Report to Shareholders

	EXPIRATION	ACTUAL CONTRACTS	APPRECIATION/ (DEPRECIATION)
Options Written—Continued
Barclays Swaption Put, Strike Price $4.95	October 2013	4,770,000	$(93,968)
Credit Suisse First Boston Swaption Put, Strike Price $5.03	April 2010	1,290,000	(1,252)
Eurodollar Futures Call, Strike Price $99.00	March 2010	88	(87,390)
Eurodollar Futures Call, Strike Price $99.13	September 2010	12	2,661
Eurodollar Futures Put, Strike Price $98.88	March 2010	88	56,560
Eurodollar Futures Put, Strike Price $99.13	September 2010	12	(4,089)
Eurodollar Futures Put, Strike Price $99.38	March 2010	7	2,340
U.S. Treasury Note Futures Put, Strike Price $115.00	February 2010	52	(27,794)
U.S. Treasury Note Futures Put, Strike Price $115.00	March 2010	207	(130,048)

			$(355,296)

N.M. Not Meaningful.

A

Rule 144a Security – A security purchased pursuant to Rule 144a under the Securities Act of 1933 which may not be resold subject to that rule except to qualified institutional buyers. These securities, which the Fund’s investment adviser has determined to be liquid, unless otherwise noted, represent 7.27% of net assets.

B

Stepped Coupon Security – A security with a predetermined schedule of interest or dividend rate changes at which time it begins to accrue interest or pay dividends according to the predetermined schedule.

C	The coupon payment on these securities is currently in default as of December 31, 2009.
D

Indexed Security – The rates of interest earned on these securities are tied to the London Interbank Offered Rate (“LIBOR”), the Euro Interbank Offered Rate (“EURIBOR”) Index, the Consumer Price Index (“CPI”), the one-year Treasury Bill Rate or the ten-year Japanese Government Bond Rate. The coupon rates are the rates as of December 31, 2009.

E	Pay-in-Kind (“PIK”) security – A security in which interest or dividends during the initial few years is paid in additional PIK securities rather than in cash.
F	Illiquid security.
G	Security is valued in good faith at fair value by or under the direction of the Board of Directors.
H	Credit Linked Security – The rates of interest earned on these securities are tied to the credit rating assigned by Standard & Poor’s Rating Service and/or Moody’s Investors Services.
I

Stripped Security – Security with interest-only or principal-only payment streams, denoted by a 1 or 2, respectively. For interest-only securities, the amount shown as principal is the notional balance used to calculate the amount of interest due.

J	The coupon rates shown on variable rate securities are the rates at December 31, 2009. These rates vary with the weighted average coupon of the underlying loans.
K

Treasury Inflation-Protected Security – Treasury security whose principal value is adjusted daily in accordance with changes to the Consumer Price Index for All Urban Consumers. Interest is calculated on the basis of the current adjusted principal value.

L	Yankee Bond – A dollar-denominated bond issued in the U.S. by foreign entities.
M

Inflation-Protected Security – Security whose principal value is adjusted daily or monthly in accordance with changes to the relevant country’s Consumer Price Index or its equivalent used as an inflation proxy. Interest is calculated on the basis of the current adjusted principal value.

N	Non-income producing.
O	On September 7, 2008, the Federal Housing Finance Agency placed Fannie Mae (FNMA) and Freddie Mac (FHLMC) into conservatorship.
P	Zero coupon bond – A bond with no periodic interest payments which is sold at such a discount as to produce a current yield to maturity.
Q	All or a portion of this security is collateral to cover futures and options contracts written.
R	Par represents actual number of contracts.

Annual Report to Shareholders

Portfolio of Investments—Continued

Western Asset Absolute Return Portfolio—Continued

S	Rate shown represents yield-to-maturity.
T	Options written and futures are described in more detail in the notes to financial statements.
#	Aggregate cost for federal income tax purposes is $328,665,523.
†	Securities are denominated in U.S. Dollars, unless otherwise noted.

Abbreviations used in Portfolio:

AUD	—	Australian Dollar
BRL	—	Brazilian Real
GBP	—	British Pound
IDR	—	Indonesian Rupiah
SEK	—	Swedish Krona
THB	—	Thai Baht

See notes to financial statements.

Annual Report to Shareholders

Statement of Assets and Liabilities

Western Asset Absolute Return Portfolio

December 31, 2009

Assets:
Investment securities at value (Cost—$290,550,453)		$250,737,146
Short-term securities at value (Cost—$36,904,455)		37,293,220
Foreign currency at value (Cost—$864,259)		887,504
Receivable for securities sold		43,438,406
Interest receivable		2,983,883
Restricted cash pledged for swaps		2,200,000
Premiums paid on open swaps		1,015,224
Unrealized appreciation of swaps		889,490
Deposits with brokers for open futures contracts		114,332
Futures variation margin receivable		110,361
Unrealized appreciation of forward foreign currency contracts		74,605
Receivable for fund shares sold		55,071
Amounts receivable for open swaps		13,853

Total assets		339,813,095

Liabilities:
Payable for securities purchased	$43,322,861
Unrealized depreciation of swaps	2,887,032
Options written (Proceeds—$1,372,753)	1,728,049
Income distribution payable	716,466
Accrued management fee	176,629
Unrealized depreciation of forward foreign currency contracts	80,949
Amounts payable for open swaps	59,825
Payable for fund shares repurchased	32,980
Premiums received on open swaps	31,058
Accrued distribution	1,072
Due to Custodian	571
Accrued expenses	83,823

Total liabilities		49,121,315

Net Assets		$290,691,780

Net assets consist of:
Accumulated paid-in-capital (Note 7)		$348,605,269
Undistributed net investment income		218,214
Accumulated net realized loss on investments, options, futures, swaps and foreign currency transactions		(17,145,147)
Net unrealized depreciation of investments, options, futures, swaps and foreign currency translations		(40,986,556)

Net Assets		$290,691,780

Net Asset Value Per Share:
Institutional Class (10,130,105 shares outstanding)		$9.80

Institutional Select Class (19,119,918 shares outstanding)		$9.79

Financial Intermediary Class (435,803 shares outstanding)		$9.79

See notes to financial statements.

Annual Report to Shareholders

Statement of Operations

Western Asset Absolute Return Portfolio

	FOR THE YEAR ENDED DECEMBER 31, 2009
Investment Income:
Interest	$16,907,127
Dividends	76,429
Less: Foreign taxes withheld	(15,775)

Total income		$16,967,781
Expenses:
Management fees (Note 2)	2,109,744
Audit and legal fees	92,374
Custodian fees	85,790
Registration fees	29,940
Transfer agent and shareholder servicing expense (Note 6)	24,932
Directors’ fees and expenses	14,759
Reports to shareholders (Note 6)	7,989
Distribution fees (Notes 2 and 6)	3,384
Other expenses	11,261

	2,380,173
Less: Fees waived (Notes 2 and 6)	(126,396)

Net expenses		2,253,777

Net Investment Income		14,714,004
Net Realized and Unrealized Gain/(Loss) on Investments (Notes 1, 3 and 4):
Net realized gain/(loss) on:
Investments	(8,896,004)
Options written	3,019,995
Futures	(1,945,345)
Swaps	(3,451,887)
Foreign currency transactions	1,318,981

		(9,954,260)
Change in unrealized appreciation/(depreciation) of:
Investments	66,097,183
Options written	1,068,832
Futures	138,886
Swaps	7,031,739
Foreign currency translations	(1,484,780)

		72,851,860

Net Realized and Unrealized Gain on Investments		62,897,600

Change in Net Assets Resulting From Operations		$77,611,604

See notes to financial statements.

Annual Report to Shareholders

Statement of Changes in Net Assets

Western Asset Absolute Return Portfolio

	FOR THE YEAR ENDED DECEMBER 31, 2009	FOR THE PERIOD ENDED DECEMBER 31, 2008A	FOR THE YEAR ENDED MARCH 31, 2008
Change in Net Assets:
Net investment income	$14,714,004	$19,337,226	$23,988,721

Net realized gain/(loss)	(9,954,260)	(4,238,777)	15,106,897

Change in unrealized appreciation/(depreciation)	72,851,860	(83,791,340)	(31,265,829)

Change in net assets resulting from operations	77,611,604	(68,692,891)	7,829,789

Distributions to shareholders from (Note 1):
Net investment income:
Institutional Class	(5,966,791)	(16,087,470)	(23,789,518)
Institutional Select Class	(10,557,365)	(5,703,469)	N/A
Financial Intermediary Class	(98,946)	(36,322)	(4,728)

Net realized gain on investments:
Institutional Class	—	(12,841,701)	(2,180,665)
Institutional Select Class	—	—	N/A
Financial Intermediary Class	—	(9,321)	(163)

Change in net assets from fund share transactions (Note 7):
Institutional Class	(73,381,560)	(334,535,983)	207,117,247
Institutional Select Class	(14,400,106)	190,945,457	N/A
Financial Intermediary Class	3,228,877	593,184	396,921

Change in net assets	(23,564,287)	(246,368,516)	189,368,883

Net Assets:
Beginning of year	314,256,067	560,624,583	371,255,700

End of year	$290,691,780	$314,256,067	$560,624,583

Undistributed net investment income	$218,214	$521,558	$1,582,356

A	For the period April 1, 2008 to December 31, 2008.

N/A—Not applicable

See notes to financial statements.

Annual Report to Shareholders

Financial Highlights

Western Asset Absolute Return Portfolio

For a share of each class of capital stock outstanding:

Institutional Class:

	YEAR ENDED DECEMBER 31, 2009	PERIOD ENDED DECEMBER 31, 2008A		YEARS ENDED MARCH 31,
				2008	2007B
Net asset value, beginning of year	$7.81	$9.82		$10.23	$10.00

Investment operations:
Net investment incomeC	.46	.38		.49	.36
Net realized and unrealized gain/(loss)	2.03	(1.71)		(.36)	.29

Total from investment operations	2.49	(1.33)		.13	.65

Distributions from:
Net investment income	(.50)	(.44)		(.49)	(.35)
Net realized gain on investments	—	(.24)		(.05)	(.07)

Total distributions	(.50)	(.68)		(.54)	(.42)

Net asset value, end of year	$9.80	$7.81		$9.82	$10.23

Total returnD	32.89%	(14.20)%		1.31%	6.63%

Ratios to Average Net Assets:
Total expensesE	.85%	.83	%F	.84%	1.09	%F
Expenses net of waivers, if anyE	.80%	.80	%F	.84%	.93	%F
Expenses net of all reductionsE	.80%	.80	%F	.83%	.89	%F
Net investment income	5.2%	5.5	%F	4.9%	4.9	%F

Supplemental Data:
Portfolio turnover rate	257.6%	229.6	%G	386.9%	182.2	%G
Net assets, end of year (in thousands)	$99,271	$152,349		$560,219	$371,239

A	For the period April 1, 2008 to December 31, 2008.
B	For the period July 6, 2006 (commencement of operations) to March 31, 2007.
C	Computed using average daily shares outstanding.
D

Performance figures may reflect compensating balance credits, fee waivers and/or expense reimbursements. In the absence of compensating balance credits, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

E

Total expenses reflects operating expenses prior to any voluntary expense waivers and/or compensating balance credits. Expenses net of waivers reflects total expenses before compensating balance credits but net of any voluntary expense waivers. Expenses net of all reductions reflects expenses less any compensating balance credits and/or contractual expense waivers.

F	Annualized.
G	Not annualized.

See notes to financial statements.

Annual Report to Shareholders

For a share of each class of capital stock outstanding:

Institutional Select Class:

	YEAR ENDED DECEMBER 31, 2009	PERIOD ENDED DECEMBER 31, 2008A
Net asset value, beginning of year	$7.82	$9.15

Investment operations:
Net investment incomeB	.46	.20
Net realized and unrealized gain/(loss)	2.03	(1.26)

Total from investment operations	2.49	(1.06)

Distributions from:
Net investment income	(.52)	(.27)

Total distributions	(.52)	(.27)

Net asset value, end of year	$9.79	$7.82

Total returnC	32.81%	(11.69)%

Ratios to Average Net Assets:
Total expensesD	.84%	.85	%E
Expenses net of waivers, if anyD	.80%	.80	%E
Expenses net of all reductionsD	.80%	.80	%E
Net investment income	5.2%	5.8	%E

Supplemental Data:
Portfolio turnover rate	257.6%	229.6	%F
Net assets, end of year (in thousands)	$187,156	$161,094

A	For the period August 4, 2008 (commencement of operations) to December 31, 2008.
B	Computed using average daily shares outstanding.
C

Performance figures may reflect compensating balance credits, fee waivers and/or expense reimbursements. In the absence of compensating balance credits, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

D

Total expenses reflects operating expenses prior to any voluntary expense waivers and/or compensating balance credits. Expenses net of waivers reflects total expenses before compensating balance credits but net of any voluntary expense waivers. Expenses net of all reductions reflects expenses less any compensating balance credits and/or contractual expense waivers.

E	Annualized.
F	Not annualized.

See notes to financial statements.

Annual Report to Shareholders

Financial Highlights

Western Asset Absolute Return Portfolio

For a share of each class of capital stock outstanding:

Financial Intermediary Class:

	YEAR ENDED DECEMBER 31, 2009	PERIOD ENDED DECEMBER 31, 2008A		YEARS ENDED MARCH 31,
				2008	2007B
Net asset value, beginning of year	$7.82	$9.82		$10.23	$10.17

Investment operations:
Net investment incomeC	.43	.35		.47	.27
Net realized and unrealized gain/(loss)	2.05	(1.69)		(.37)	.13

Total from investment operations	2.48	(1.34)		.10	.40

Distributions from:
Net investment income	(.51)	(.42)		(.46)	(.27)
Net realized gain on investments	—	(.24)		(.05)	(.07)

Total distributions	(.51)	(.66)		(.51)	(.34)

Net asset value, end of year	$9.79	$7.82		$9.82	$10.23

Total returnD	32.55%	(14.31)%		1.03%	3.99%

Ratios to Average Net Assets:
Total expensesE	1.42%	1.38	%F	1.31%	85.97	%F
Expenses net of waivers, if anyE	1.05%	1.05	%F	1.06%	1.18	%F
Expenses net of all reductionsE	1.05%	1.05	%F	1.03%	1.16	%F
Net investment income	4.7%	5.5	%F	4.7%	4.6	%F

Supplemental Data:
Portfolio turnover rate	257.6%	229.6	%G	386.9%	182.2	%G
Net assets, end of year (in thousands)	$4,265	$813		$406	$17

A	For the period April 1, 2008 to December 31, 2008.
B	For the period September 6, 2006 (commencement of operations) to March 31, 2007.
C	Computed using average daily shares outstanding.
D

Performance figures may reflect compensating balance credits, fee waivers and/or expense reimbursements. In the absence of compensating balance credits, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

E

Total expenses reflects operating expenses prior to any voluntary expense waivers and/or compensating balance credits. Expenses net of waivers reflects total expenses before compensating balance credits but net of any voluntary expense waivers. Expenses net of all reductions reflects expenses less any compensating balance credits and/or contractual expense waivers.

F	Annualized.
G	Not annualized.

See notes to financial statements.

Annual Report to Shareholders

Management’s Discussion of Fund Performance

Western Asset High Yield Portfolio

Performance Review

For the twelve months ended December 31, 2009, Institutional Class shares of Western Asset High Yield Portfolio returned 56.73%. The Fund’s unmanaged benchmark, the Barclays Capital U.S. Corporate High Yield 2% Issuer Cap Indexi, returned 58.76% for the same period. The Lipper High Current Yield Funds Category Average1 returned 46.41% over the same time frame.

PERFORMANCE SNAPSHOT as of December 31, 2009 (unaudited)

	6 MONTHS	12 MONTHS
Western Asset High Yield Portfolio:
Institutional Class	23.54%	56.73%
Institutional Select Class	23.54%	56.74%
Barclays Capital U.S. Corporate High Yield 2% Issuer Cap Index	21.27%	58.76%
Lipper High Current Yield Funds Category Average[1]	19.45%	46.41%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value, investment returns and yields will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.leggmason.com/individualinvestors.

All share class returns assume the reinvestment of all distributions, including returns of capital, if any, at net asset value and the deduction of all Fund expenses. Returns have not been adjusted to include the deduction of taxes that a shareholder would pay on Fund distributions. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

The 30-Day SEC Yields for the period ended December 31, 2009 for Institutional and Institutional Select Class shares were 9.36% and 9.51%, respectively. The 30-Day SEC Yield is the average annualized net investment income per share for the 30-day period indicated and is subject to change.

TOTAL ANNUAL OPERATING EXPENSES (unaudited)

As of the Fund’s most current prospectus dated July 1, 2009, the gross total operating expense ratios for Institutional and Institutional Select Class shares were 0.60% and 0.60%, respectively.

Actual expenses may be higher. For example, expenses may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Fund expense ratios are more likely to increase when markets are volatile.

While the Fund generated a strong absolute return during the reporting period, it lagged its benchmark on a relative basis. The largest detractor from relative results was an underweight to the strong-performing Financials sector. At the end of 2008, a number of large financial institutions’ securities were downgraded to below investment grade status. As a result, the Financials sector portion of the benchmark substantially increased. Given valuations that implied a high probability of default despite evidence of stabilizing fundamentals at many of these banks, we significantly increased the portfolio’s exposure to the Financials sector in an attempt to reduce its underweight versus the benchmark.

[1]

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the period ended December 31, 2009, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 474 funds for the six-month period and among the 459 funds for the twelve-month period in the Fund’s Lipper category.

Annual Report to Shareholders

Management’s Discussion of Fund Performance—Continued

An underweight in the Information Technology (“IT”) sector was another detractor from the Fund’s relative performance, as it was one of the top performers within the benchmark during the reporting period. The IT sector’s performance did a turnaround from 2008 when the sector came under tremendous distress as a number of leveraged buyout technology companies weakened dramatically. Our overweight in Utilities, historically a defensive industry, also detracted from performance. The sector was negatively impacted by the poor performance of both Electric Utilities and Gas Utilities issuers.

The largest contributor to relative performance for the period was our overweight to CCC-rated bonds, which returned 95.28%, and underweight to BB-rated securities, which returned 45.88%, during the reporting period.1 Overall security selection was also a positive for results. In particular, our decision to overweight Ford Motor Co., Ford Motor Credit Co. DAE Aviation Holdings Inc. and Affinion Group Inc. all positively contributed to results. Ford Motor Co. has been able to outperform its peers in what has been an extremely difficult economic environment for the Automobiles sector. Unlike its domestic peers, Ford Motor Co. has been able to make tremendous progress in its restructuring plan, which included a more focused product line on sporty fuel efficient vehicles and reductions in both its cost structure and debt. Ford Motor Credit Co. benefited from its historically high underwriting standards and a sole focus on automotive financing. DEA Aviation Holdings Inc., an aircraft maintenance, repair and overhaul company, maintained strong credit metrics throughout the year. Direct marketing company Affinion Group Inc. benefited from stable sales and EBITDAii versus its peers despite a depressed economic environment. Security selection also contributed to performance in that the portfolio was underweight or had no exposure to eight of the ten worst performers in the benchmark. What’s more, the annual default rate of the portfolio’s holdings (7.8%) was significantly less than the benchmark’s default rate (13.7%). An overweight to the Transportation2 sector was also rewarded during the reporting period.

The portfolio utilized index credit default swaps during the fiscal year to increase its credit exposure. This strategy modestly detracted from performance.

We made a number of adjustments to the portfolio during the twelve-month reporting period. In addition to adding to its Financials exposure, we sought to increase the overall quality of the portfolio by reducing its significant overweight to CCC-rated securities. In addition, given positive signs on the economic front, we increased our exposure to select Consumer Cyclicals3.

Western Asset Management Company

January 19, 2010

[1]	All returns cited represent respective position and/or sector return within the Barclays Capital U.S. Corporate High Yield 2% Issuer Cap Index.
[2]	Transportation consists of the following industries: Airlines, Railroads and other transportation-related services.
[3]	Consumer Cyclicals consists of the following industries: Automotive, Entertainment, Gaming, Home Construction, Lodging, Retailers, Restaurants, Textiles and other consumer services.

Annual Report to Shareholders

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

Portfolio holdings and breakdowns are as of December 31, 2009 and are subject to change and may not be representative of the portfolio managers’ current or future investments. Please refer to pages 46 through 61 for a list and percentage breakdown of the Fund’s holdings.

The mention of sector breakdowns is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. The information provided regarding such sectors is not a sufficient basis upon which to make an investment decision. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional. The Fund’s top five sector holdings (as a percentage of net assets) as of December 31, 2009 were: Corporate Bonds and Notes (77.5%), Yankee Bonds (12.3%), Loan Participations and Assignments (4.3%), Common Stocks and Equity Interests (1.6%) and Preferred Stocks (1.3%). The Fund’s portfolio composition is subject to change at any time.

RISKS: All investments are subject to risk including the loss of principal. Fixed-income securities involve interest rate, credit, inflation and reinvestment risks. As interest rates rise, the value of fixed-income securities falls. Derivatives, such as options, futures and swaps, can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance. International investments are subject to special risks including currency fluctuations and social, economic and political uncertainties, which could increase volatility. These risks are magnified in emerging markets. The use of leverage may increase volatility and possibility of loss. Risks of high-yield securities include greater price volatility, illiquidity and possibility of default. Asset-backed, mortgage-backed or mortgage-related securities are subject to prepayment and extension risks. Please see the Fund’s prospectus for more information on these and other risks.

All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

[i]

The Barclays Capital U.S. Corporate High Yield 2% Issuer Cap Index is an index of the 2% Issuer Cap component of the Barclays Capital U.S. Corporate High Yield Index, which covers the U.S. dollar-denominated, non-investment grade, fixed-rate, taxable corporate bond market.

ii	EBITDA = Earnings Before Interest, Taxes, Depreciation and Amortization.

Annual Report to Shareholders

Expense Example (Unaudited)

Western Asset High Yield Portfolio

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested on July 1, 2009 and held through December 31, 2009. The ending values assume dividends were reinvested at the time they were paid.

Actual Expenses

The first line for each class in the table below provides information about actual account values and actual expenses for the Fund. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account if your shares were held through the entire period.

Hypothetical Example for Comparison Purposes

The second line for each class in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of other funds. Because each example is intended to be comparable to the examples provided by other funds, it is based on a hypothetical investment of $1,000 invested on July 1, 2009 and held through December 31, 2009. The ending values assume dividends were reinvested at the time they were paid.

	Beginning Account Value 7/1/09	Ending Account Value 12/31/09	Expenses PaidA During the Period 7/1/09 to 12/31/09
Institutional Class:
Actual	$1,000.00	$1,235.40	$3.49
Hypothetical (5% return before expenses)	1,000.00	1,022.08	3.16
Institutional Select Class:
Actual	$1,000.00	$1,235.40	$3.44
Hypothetical (5% return before expenses)	1,000.00	1,022.13	3.11

A

These calculations are based on expenses incurred from July 1, 2009 to December 31, 2009. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio of 0.62% and 0.61% for the Institutional Class and Institutional Select Class, respectively, multiplied by the average value over the period, multiplied by the number of days in the most recent half-year then divided by 365.

Annual Report to Shareholders

Performance Information (Unaudited)

Western Asset High Yield Portfolio

The graphs compare the Fund’s total returns to that of an appropriate broad-based securities market indexes. The graphs illustrate the cumulative total return of an initial $1,000,000 investment in each of the Institutional Class and Institutional Select Class of the Fund, for the periods indicated. The lines for the Fund represents the total return after deducting all Fund investment management and other administrative expenses and the transaction costs of buying and selling securities. The lines representing the securities market indexes do not include any transaction costs associated with buying and selling securities in the indexes or other investment management or administrative expenses.

Total return measures investment performance in terms of appreciation or depreciation in the Fund’s net asset value per share, plus dividends and any capital gain distributions. It assumes that dividends and distributions were reinvested at the time they were paid. Returns (and the graph and table found below) do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Average annual returns tend to smooth out variations in a fund’s return, so that they differ from actual year-to-year results.

Bonds are subject to a variety of risks, including interest rate, credit and inflation risks. Non-U.S. investments are subject to currency fluctuations, social, economic, and political risk.

Growth of a $1,000,000 Investment—Institutional Class

The performance data quoted represent past performance and do not guarantee future results. Current performance may be lower or higher than the performance data quoted. To obtain the most recent month-end performance information, please visit www.westernassetfunds.com. The investment return and principal value of the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Calculations assume reinvestment of all distributions, including returns of capital, if any, at net asset value and the deduction of all Fund expenses. Performance would have been lower if fees had not been waived in various periods.

Annual Report to Shareholders

Performance Information (Unaudited)—Continued

Growth of a $1,000,000 Investment—Institutional Select Class

The performance data quoted represent past performance and do not guarantee future results. Current performance may be lower or higher than the performance data quoted. To obtain the most recent month-end performance information, please visit www.westernassetfunds.com. The investment return and principal value of the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Calculations assume reinvestment of all distributions, including returns of capital, if any, at net asset value and the deduction of all Fund expenses. Performance would have been lower if fees had not been waived in various periods.

Annual Report to Shareholders

Portfolio Composition (Unaudited) (as of December 31, 2009)A

Standard & Poor’s Debt RatingsB (as a percentage of the portfolio)

Maturity Schedule

(as a percentage of the portfolio)

A

The pie charts above represent the composition of the Fund’s portfolio as of December 31, 2009 and do not include derivatives such as Futures Contracts, Options Written, and Swaps. The Fund is actively managed. As a result, the composition of the portfolio holdings and sectors are subject to change at any time.

B

Standard & Poor’s Ratings Service provides capital markets with credit ratings for the evaluation and assessment of credit risk. These ratings are the opinions of S&P and not absolute measures of quality or guarantees of performance.

C	Preferred Stocks, Common Stocks and Equity Interests and Warrants do not have defined maturity dates.

Annual Report to Shareholders

Spread Duration

Western Asset High Yield Portfolio

December 31, 2009 (Unaudited)

Economic Exposure

Spread duration is defined as the change in value for a 100 basis point change in the spread relative to Treasuries. The spread over Treasuries is the annual risk-premium demanded by investors to hold non-Treasury securities. This chart highlights the market sector exposure of the Fund’s portfolio and the exposure relative to the selected benchmark as of the end of the reporting period.

BCHYI	—	Barclays Capital U.S. Corporate High Yield, 2% Issuer Cap Index
EMD	—	Emerging Market
HY	—	High Yield
IG Credit	—	Investment Grade Credit

Annual Report to Shareholders

Effective Duration

Western Asset High Yield Portfolio

December 31, 2009 (Unaudited)

Interest Rate Exposure

Effective duration is defined as the change in value for a 100 basis point change in Treasury yields. This chart highlights the interest rate exposure of the Fund’s portfolio relative to the selected benchmark as of the end of the reporting period.

BCHYI	—	Barclays Capital U.S. Corporate High Yield, 2% Issuer Cap Index
EMD	—	Emerging Market
HY	—	High Yield
IG Credit	—	Investment Grade Credit

Annual Report to Shareholders

Portfolio of Investments

Western Asset High Yield Portfolio

December 31, 2009

	% OF NET ASSESTS	RATE	MATURITY DATE	PAR/ SHARES	VALUE

Long-Term Securities	97.0%

Corporate Bonds and Notes	77.5%

Aerospace and Defense	0.4%
Freedom Group Inc.		10.250%	8/1/15	$270,000	$286,538	A
TransDigm Inc.		7.750%	7/15/14	1,955,000	1,984,325	A

					2,270,863

Airlines	2.8%
American Airlines Inc.		10.500%	10/15/12	670,000	700,150	A
AMR Corp.		6.250%	10/15/14	185,000	191,706	B
Continental Airlines Inc.		7.339%	4/19/14	1,305,000	1,190,812
Continental Airlines Inc.		9.250%	5/10/17	560,000	569,100
DAE Aviation Holdings Inc.		11.250%	8/1/15	7,755,000	6,552,975	A
Delta Air Lines Inc.		7.711%	9/18/11	3,485,000	3,432,725
Delta Air Lines Inc.		8.954%	8/10/14	1,597,852	1,422,089
Delta Air Lines Inc.		9.500%	9/15/14	905,000	940,069	A
Delta Air Lines Inc.		12.250%	3/15/15	1,000,000	1,000,000	A
Delta Air Lines Inc.		9.750%	12/17/16	910,000	925,925
United Air Lines Inc.		7.032%	10/1/10	59,325	59,325
United Air Lines Inc.		7.186%	10/1/12	170,360	171,211

					17,156,087

Auto Components	0.6%
Affinia Group Inc.		10.750%	8/15/16	650,000	704,437	A
Allison Transmission		11.000%	11/1/15	315,000	330,750	A
Allison Transmission		12.000%	11/1/15	1,073,400	1,121,703	A,C
American Axle & Manufacturing Inc.		9.250%	1/15/17	240,000	243,600	A
TRW Automotive Inc.		8.875%	12/1/17	610,000	634,400	A
Visteon Corp.		8.250%	8/1/10	982,000	257,775	D
Visteon Corp.		12.250%	12/31/16	1,636,000	687,120	A,D

					3,979,785

Automobiles	0.7%
Motors Liquidation Co.		7.200%	1/15/11	6,180,000	1,668,600	D
Motors Liquidation Co.		8.250%	7/15/23	1,320,000	349,800	D
Motors Liquidation Co.		8.375%	7/15/33	9,260,000	2,500,200	D

					4,518,600

Biotechnology	0.2%
Talecris Biotherapeutics Holdings Corp.		7.750%	11/15/16	1,110,000	1,126,650	A

Annual Report to Shareholders

	% OF NET ASSETS	RATE	MATURITY DATE	PAR/ SHARES	VALUE

Corporate Bonds and Notes—Continued

Building Products	1.5%
Associated Materials Inc.		11.250%	3/1/14	$6,080,000	$5,867,200
Nortek Inc.		11.000%	12/1/13	2,867,689	2,996,735
USG Corp.		9.750%	8/1/14	370,000	394,975	A

					9,258,910

Capital Markets	0.1%
Lehman Brothers Holdings Inc.		5.250%	2/6/12	2,570,000	501,150	D

Chemicals	1.1%
ARCO Chemical Co.		9.800%	2/1/20	70,000	49,700	D,E
Ashland Inc.		9.125%	6/1/17	1,145,000	1,256,637	A
Georgia Gulf Corp.		9.000%	1/15/17	2,340,000	2,363,400	A
Koppers Inc.		7.875%	12/1/19	770,000	777,700	A
Solutia Inc.		8.750%	11/1/17	1,000,000	1,041,250
Terra Capital Inc.		7.750%	11/1/19	1,360,000	1,455,200	A

					6,943,887

Commercial Banks	0.7%
BankAmerica Institutional Capital B		7.700%	12/31/26	300,000	282,750	A
Wells Fargo Capital XIII		7.700%	12/29/49	2,875,000	2,788,750	F
Wells Fargo Capital XV		9.750%	12/29/49	910,000	973,700	F

					4,045,200

Commercial Services and Supplies	1.6%
ACCO Brands Corp.		10.625%	3/15/15	1,505,000	1,655,500	A
RCS Equipment Rental Inc.		9.500%	12/1/14	3,480,000	3,484,350
The Geo Group Inc.		7.750%	10/15/17	1,135,000	1,161,956	A
Altegrity Inc.		10.500%	11/1/15	320,000	285,600	A
Altegrity Inc.		11.750%	5/1/16	3,700,000	3,186,625	A

					9,774,031

Communications Equipment	0.2%
EchoStar DBS Corp.		6.625%	10/1/14	1,460,000	1,472,775

Construction Materials	0.1%
Headwaters Inc.		11.375%	11/1/14	665,000	693,263	A

Consumer Finance	4.6%
Capital One Capital V		10.250%	8/15/39	1,830,000	2,127,375
Ford Motor Credit Co.		12.000%	5/15/15	14,095,000	16,344,957
GMAC LLC		8.000%	12/31/18	404,000	355,520	A
GMAC LLC		8.000%	11/1/31	7,258,000	6,532,200	A

Annual Report to Shareholders

Portfolio of Investments—Continued

Western Asset High Yield Portfolio—Continued

	% OF NET ASSETS	RATE	MATURITY DATE	PAR/ SHARES	VALUE

Corporate Bonds and Notes—Continued

Consumer Finance—Continued
SLM Corp.		8.450%	6/15/18	$2,060,000	$2,032,711
SLM Corp.		5.625%	8/1/33	1,270,000	957,528

					28,350,291

Containers and Packaging	1.1%
Berry Plastics Escrow LLC/Berry Plastics Escrow Corp.		8.250%	11/15/15	750,000	753,750	A
Rock-Tenn Co.		9.250%	3/15/16	975,000	1,059,094
Solo Cup Co.		10.500%	11/1/13	2,460,000	2,619,900	A
Viskase Cos. Inc.		9.875%	1/15/18	2,260,000	2,276,950	A

					6,709,694

Distributors	0.1%
Keystone Automotive Operations Inc.		9.750%	11/1/13	1,450,000	623,500

Diversified Consumer Services	0.5%
Service Corp. International		7.500%	4/1/27	1,212,000	1,078,680
Stonemor Operating LLC/Cornerstone Family Services/Osiris Holdings		10.250%	12/1/17	2,170,000	2,207,975	A

					3,286,655

Diversified Financial Services	4.8%
AAC Group Holding Corp.		10.250%	10/1/12	2,335,000	2,340,837	A
BAC Capital Trust VI		5.625%	3/8/35	1,670,000	1,336,746
Bank of America Corp.		8.000%	12/29/49	640,000	616,154	F
CCM Merger Inc.		8.000%	8/1/13	3,735,000	3,030,019	A
CIT Group Inc.		7.000%	5/1/13	289,378	269,845
CIT Group Inc.		7.000%	5/1/14	434,066	403,139
CIT Group Inc.		7.000%	5/1/15	434,066	388,489
CIT Group Inc.		7.000%	5/1/16	853,444	751,031
CIT Group Inc.		7.000%	5/1/17	3,932,821	3,411,723
Countrywide Capital III		8.050%	6/15/27	120,000	112,500
El Paso Performance-Linked		7.750%	7/15/11	140,000	143,523	A
Fresenius US Finance II Inc.		9.000%	7/15/15	2,865,000	3,151,500	A
International Lease Finance Corp.		5.750%	6/15/11	325,000	298,610
JPMorgan Chase and Co.		7.900%	4/29/49	2,960,000	3,053,122	F
Leucadia National Corp.		7.750%	8/15/13	490,000	491,837
Leucadia National Corp.		8.125%	9/15/15	2,100,000	2,142,000
TNK-BP Finance SA		7.875%	3/13/18	815,000	837,412	A
UPC Germany GmbH		8.125%	12/1/17	1,800,000	1,820,250	A

Annual Report to Shareholders

	% OF NET ASSETS	RATE	MATURITY DATE	PAR/ SHARES	VALUE

Corporate Bonds and Notes—Continued

Diversified Financial Services—Continued
Vanguard Health Holding Co. I LLC		11.250%	10/1/15	$655,000	$689,387
Vanguard Health Holding Co. II LLC		9.000%	10/1/14	4,424,000	4,584,370

					29,872,494

Diversified Telecommunication Services	1.3%
Cincinnati Bell Inc.		6.300%	12/1/28	1,130,000	881,400
Hawaiian Telcom Communications Inc.		12.500%	5/1/15	1,305,000	131	D,E
Level 3 Financing Inc.		12.250%	3/15/13	3,105,000	3,291,300
Level 3 Financing Inc.		9.250%	11/1/14	1,815,000	1,715,175
Qwest Communications International Inc.		7.250%	2/15/11	337,000	338,685
Windstream Corp.		8.625%	8/1/16	1,765,000	1,795,887

					8,022,578

Electric Utilities	3.5%
Elwood Energy LLC		8.159%	7/5/26	2,024,211	1,861,361
Energy Future Holdings Corp.		10.875%	11/1/17	3,335,000	2,726,362
Energy Future Holdings Corp.		11.250%	11/1/17	16,289,338	11,524,707	C
North American Energy Alliance LLC		10.875%	6/1/16	910,000	966,875	A
Texas Competitive Electric Holdings Co. LLC		10.250%	11/1/15	4,520,000	3,661,200
Texas Competitive Electric Holdings Co. LLC		10.250%	11/1/15	880,000	712,800

					21,453,305

Energy Equipment and Services	1.6%
Basic Energy Services Inc.		11.625%	8/1/14	2,125,000	2,273,750
Complete Production Services Inc.		8.000%	12/15/16	1,235,000	1,218,019
Geokinetics Holdings Inc.		9.750%	12/15/14	870,000	854,775	A
Hercules Offshore LLC		10.500%	10/15/17	900,000	949,500	A
Key Energy Services Inc.		8.375%	12/1/14	2,470,000	2,476,175
Parker Drilling Co.		9.625%	10/1/13	836,000	858,990
RRI Energy Inc.		7.875%	6/15/17	1,420,000	1,395,150

					10,026,359

Food Products	0.7%
Bumble Bee Foods LLC		7.750%	12/15/15	790,000	791,975	A
Del Monte Foods Co.		7.500%	10/15/19	1,230,000	1,266,900	A
Dole Food Co. Inc.		13.875%	3/15/14	42,000	50,505	A
Dole Food Co. Inc.		8.000%	10/1/16	1,170,000	1,187,550	A
Smithfield Foods Inc.		10.000%	7/15/14	880,000	954,800	A

					4,251,730

Annual Report to Shareholders

Portfolio of Investments—Continued

Western Asset High Yield Portfolio—Continued

	% OF NET ASSETS	RATE	MATURITY DATE	PAR/ SHARES	VALUE

Corporate Bonds and Notes—Continued

Health Care Equipment and Supplies	0.5%
Biomet Inc.		10.000%	10/15/17	$1,380,000	$1,499,025
Biomet Inc.		10.375%	10/15/17	1,615,000	1,752,275	C

					3,251,300

Health Care Providers and Services	5.5%
CRC Health Corp.		10.750%	2/1/16	6,430,000	5,401,200
Fresenius Medical Care Capital Trust IV		7.875%	6/15/11	135,000	139,894
HCA Inc.		9.000%	12/15/14	51,000	50,909
HCA Inc.		6.375%	1/15/15	1,013,000	956,019
HCA Inc.		9.250%	11/15/16	490,000	526,137
HCA Inc.		9.625%	11/15/16	4,711,000	5,099,657	C
HCA Inc.		7.875%	2/15/20	1,725,000	1,796,156	A
HCA Inc.		7.500%	12/15/23	150,000	137,062
HCA Inc.		7.690%	6/15/25	1,675,000	1,533,801
IASIS Healthcare LLC		8.750%	6/15/14	405,000	410,063
Tenet Healthcare Corp.		9.000%	5/1/15	2,007,000	2,167,560	A
Tenet Healthcare Corp.		10.000%	5/1/18	3,877,000	4,342,240	A
Tenet Healthcare Corp.		8.875%	7/1/19	819,000	884,520	A
U.S. Oncology Holdings Inc.		7.178%	3/15/12	6,971,000	6,517,885	C,G
U.S. Oncology Inc.		9.125%	8/15/17	2,390,000	2,509,500
Universal Hospital Services Inc.		3.859%	6/1/15	840,000	707,700	G
Universal Hospital Services Inc.		8.500%	6/1/15	1,015,000	999,775	C

					34,180,078

Hotels, Restaurants and Leisure	6.5%
Ameristar Casinos Inc.		9.250%	6/1/14	1,290,000	1,338,375	A
Boyd Gaming Corp.		6.750%	4/15/14	620,000	558,775
Boyd Gaming Corp.		7.125%	2/1/16	385,000	334,950
Denny’s Holdings Inc.		10.000%	10/1/12	110,000	112,475
El Pollo Loco Inc.		11.750%	12/1/12	310,000	321,625	A
El Pollo Loco Inc.		11.750%	11/15/13	4,896,000	4,455,360
Fontainebleau Las Vegas Holdings LLC/Fontainebleau Las Vegas Capital Corp.		11.000%	6/15/15	1,455,000	14,550	A,D
Harrah’s Operating Co. Inc.		10.000%	12/15/15	415,000	338,225	A
Harrah’s Operating Co. Inc.		10.750%	2/1/16	4,500,000	3,667,500
Harrahs Operating Escrow LLC		11.250%	6/1/17	3,080,000	3,222,450	A
Indianapolis Downs LLC and Capital Corp.		11.000%	11/1/12	505,000	328,250	A
Indianapolis Downs LLC and Capital Corp.		15.500%	11/1/13	3,621,653	1,199,673	A,C
Inn of the Mountain Gods Resort and Casino		12.000%	11/15/10	5,655,000	2,339,756	D,E
Landry’s Restaurants Inc.		11.625%	12/1/15	1,340,000	1,420,400	A

Annual Report to Shareholders

	% OF NET ASSETS	RATE	MATURITY DATE	PAR/ SHARES	VALUE

Corporate Bonds and Notes—Continued

Hotels, Restaurants and Leisure—Continued
MGM MIRAGE		8.500%	9/15/10	$135,000	$134,325
MGM MIRAGE		8.375%	2/1/11	5,125,000	4,855,938
MGM MIRAGE		10.375%	5/15/14	260,000	282,100	A
MGM MIRAGE		11.125%	11/15/17	280,000	310,100	A
MGM MIRAGE		11.375%	3/1/18	2,395,000	2,143,525	A
Mohegan Tribal Gaming Authority		11.500%	11/1/17	2,290,000	2,335,800	A
Penn National Gaming Inc.		8.750%	8/15/19	710,000	725,975	A
Pinnacle Entertainment Inc.		8.625%	8/1/17	2,590,000	2,641,800	A
Quapaw Downstream Development		12.000%	10/15/15	2,815,000	2,318,856	A
Sbarro Inc.		10.375%	2/1/15	2,325,000	1,825,125
Snoqualmie Entertainment Authority		4.680%	2/1/14	2,755,000	1,349,950	A,G
Station Casinos Inc.		6.000%	4/1/12	2,905,000	439,381	D,E
Station Casinos Inc.		7.750%	8/15/16	2,625,000	410,156	D,E
Station Casinos Inc.		6.625%	3/15/18	890,000	4,450	D,E
The Choctaw Resort Development Enterprise		7.250%	11/15/19	285,000	188,813	A
Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp.		7.875%	11/1/17	500,000	506,250	A

					40,124,908

Household Durables	1.1%
American Greetings Corp.		7.375%	6/1/16	725,000	706,875
American Greetings Corp.		7.375%	6/1/16	195,000	179,400
Norcraft Cos.		9.000%	11/1/11	5,460,000	5,466,825	E
Norcraft Holdings LP		9.750%	9/1/12	516,000	495,360	E

					6,848,460

Household Products	0.2%
Reynolds Group DL Escrow Inc./Reynolds Group Escrow LLC		7.750%	10/15/16	1,350,000	1,380,375	A

Independent Power Producers and Energy Traders	3.4%
Dynegy Holdings Inc.		7.750%	6/1/19	4,000,000	3,470,000
Edison Mission Energy		7.500%	6/15/13	2,575,000	2,420,500
Edison Mission Energy		7.750%	6/15/16	1,960,000	1,666,000
Edison Mission Energy		7.625%	5/15/27	2,435,000	1,649,712
Mirant Americas Generation Inc.		9.125%	5/1/31	860,000	774,000
Mirant Mid Atlantic LLC		9.125%	6/30/17	818,493	859,418
Mirant Mid Atlantic LLC		10.060%	12/30/28	1,841,416	1,942,694
Mirant North America LLC		7.375%	12/31/13	780,000	771,225

Annual Report to Shareholders

Portfolio of Investments—Continued

Western Asset High Yield Portfolio—Continued

	% OF NET ASSETS	RATE	MATURITY DATE	PAR/ SHARES	VALUE

Corporate Bonds and Notes—Continued

Independent Power Producers and Energy Traders—Continued
NRG Energy Inc.		7.250%	2/1/14	$770,000	$779,625
NRG Energy Inc.		7.375%	2/1/16	110,000	110,138
NRG Energy Inc.		7.375%	1/15/17	2,785,000	2,791,962
The AES Corp.		8.000%	10/15/17	3,315,000	3,402,019
The AES Corp.		8.000%	6/1/20	600,000	610,500

					21,247,793

Insurance	1.5%
American International Group Inc.		5.050%	10/1/15	310,000	258,619
American International Group Inc.		5.450%	5/18/17	4,000,000	3,237,224
American International Group Inc.		8.250%	8/15/18	2,505,000	2,351,819
American International Group Inc.		8.175%	5/15/58	1,245,000	821,700	F
Everest Reinsurance Holdings Inc.		6.600%	5/15/37	1,630,000	1,189,900	F
MetLife Capital Trust IV		7.875%	12/15/37	1,585,000	1,577,075	A,F

					9,436,337

IT Services	0.9%
Ceridian Corp.		12.250%	11/15/15	1,682,700	1,590,151	C
First Data Corp.		9.875%	9/24/15	2,300,000	2,121,750
GXS Worldwide Inc.		9.750%	6/15/15	2,030,000	1,994,475	A

					5,706,376

Machinery	0.3%
American Railcar Industries Inc.		7.500%	3/1/14	1,120,000	1,045,800
TriMas Corp.		9.750%	12/15/17	750,000	735,938	A

					1,781,738

Marine	0.4%
Horizon Lines Inc.		4.250%	8/15/12	3,225,000	2,620,312	B

Media	5.1%
Affinion Group Inc.		10.125%	10/15/13	1,895,000	1,947,113
Affinion Group Inc.		10.125%	10/15/13	2,615,000	2,686,912
Affinion Group Inc.		11.500%	10/15/15	4,050,000	4,242,375
CCH II Holdings LLC		13.500%	11/30/16	691,734	807,599
Charter Communications Operating LLC		10.875%	9/15/14	7,480,000	8,377,600	A
CMP Susquehanna Corp.		4.774%	5/15/14	172,000	59,520	A,E,H,I
CSC Holdings Inc.		6.750%	4/15/12	1,950,000	2,013,375
DISH DBS Corp.		7.875%	9/1/19	2,835,000	2,973,206
R.H. Donnelley Corp.		6.875%	1/15/13	685,000	64,219	D
TL Acquisitions Inc.		13.250%	7/15/15	2,815,000	2,734,069	A

Annual Report to Shareholders

	% OF NET ASSETS	RATE	MATURITY DATE	PAR/ SHARES	VALUE

Corporate Bonds and Notes—Continued

Media—Continued
Univision Communications Inc.		12.000%	7/1/14	$3,240,000	$3,568,050	A
UPC Holding BV		9.875%	4/15/18	1,160,000	1,223,800	A
Virgin Media Finance PLC		9.500%	8/15/16	590,000	633,513

					31,331,351

Metals and Mining	1.4%
Metals USA Inc.		11.125%	12/1/15	5,280,000	5,339,400
Novelis Inc.		11.500%	2/15/15	955,000	1,023,044	A
Ryerson Inc.		12.000%	11/1/15	1,945,000	2,032,525

					8,394,969

Multiline Retail	1.1%
Dollar General Corp.		10.625%	7/15/15	271,000	300,133
The Neiman-Marcus Group Inc.		9.000%	10/15/15	3,519,375	3,440,189	C
The Neiman-Marcus Group Inc.		7.125%	6/1/28	3,110,000	2,736,800

					6,477,122

Oil, Gas and Consumable Fuels	9.2%
Arch Coal Inc.		8.750%	8/1/16	2,015,000	2,130,862	A
Atlas Pipeline Partners LP		8.750%	6/15/18	2,625,000	2,323,125
Belden and Blake Corp.		8.750%	7/15/12	6,250,000	5,843,750
Berry Petroleum Co.		10.250%	6/1/14	1,915,000	2,082,562
Chesapeake Energy Corp.		6.500%	8/15/17	530,000	519,400
Chesapeake Energy Corp.		6.250%	1/15/18	2,250,000	2,160,000
Chesapeake Energy Corp.		7.250%	12/15/18	3,420,000	3,445,650
El Paso Corp.		8.250%	2/15/16	1,490,000	1,590,575
El Paso Corp.		7.800%	8/1/31	945,000	889,654
El Paso Natural Gas Co.		8.375%	6/15/32	830,000	985,691
Encore Acquisition Co.		9.500%	5/1/16	550,000	580,250
Enterprise Products Operating LP		8.375%	8/1/66	2,905,000	2,832,375	F
Enterprise Products Operating LP		7.034%	1/15/68	205,000	188,088	F
Forest Oil Corp.		8.500%	2/15/14	1,570,000	1,640,650	A
Inergy LP		8.250%	3/1/16	680,000	690,200
International Coal Group Inc.		10.250%	7/15/14	4,215,000	4,051,669
Mariner Energy Inc.		7.500%	4/15/13	835,000	830,825
Mariner Energy Inc.		8.000%	5/15/17	1,260,000	1,209,600
MarkWest Energy Partners LP		8.750%	4/15/18	840,000	865,200
Murray Energy Corp.		10.250%	10/15/15	2,550,000	2,537,250	A
Petrohawk Energy Corp.		9.125%	7/15/13	2,255,000	2,356,475
Plains Exploration and Production Co.		10.000%	3/1/16	2,180,000	2,387,100

Annual Report to Shareholders

Portfolio of Investments—Continued

Western Asset High Yield Portfolio—Continued

	% OF NET ASSETS	RATE	MATURITY DATE	PAR/ SHARES	VALUE

Corporate Bonds and Notes—Continued

Oil, Gas and Consumable Fuels—Continued
Plains Exploration and Production Co.		8.625%	10/15/19	$865,000	$888,788
Quicksilver Resources Inc.		8.250%	8/1/15	810,000	830,250
Quicksilver Resources Inc.		11.750%	1/1/16	2,195,000	2,491,325
SandRidge Energy Inc.		8.625%	4/1/15	2,695,000	2,695,000	C
SandRidge Energy Inc.		9.875%	5/15/16	90,000	94,725	A
SandRidge Energy Inc.		8.000%	6/1/18	2,007,000	1,971,877	A
SandRidge Energy Inc.		8.750%	1/15/20	1,005,000	1,005,000	A
Stone Energy Corp.		8.250%	12/15/11	280,000	278,950
Stone Energy Corp.		6.750%	12/15/14	465,000	415,013
W&T Offshore Inc.		8.250%	6/15/14	2,130,000	2,023,500	A
Whiting Petroleum Corp.		7.250%	5/1/12	175,000	175,875
Whiting Petroleum Corp.		7.000%	2/1/14	1,775,000	1,781,656

					56,792,910

Paper and Forest Products	2.2%
Appleton Papers Inc.		11.250%	12/15/15	4,925,000	4,167,781	A
NewPage Corp.		11.375%	12/31/14	3,840,000	3,878,400	A
Newpage Holding Corp.		7.564%	11/1/13	4,639,434	1,397,630	C,G
Verso Paper Holdings LLC		11.500%	7/1/14	2,285,000	2,513,500	A
Verso Paper Holdings LLC		9.125%	8/1/14	1,550,000	1,480,250

					13,437,561

Personal Products	0.2%
Revlon Consumer Products Corp.		9.750%	11/15/15	1,100,000	1,135,750	A

Pharmaceuticals	N.M.
Leiner Health Products Inc.		11.000%	6/1/12	8,470,000	847	D,E

Real Estate Investment Trusts (REITs)	0.3%
DuPont Fabros Technology LP		8.500%	12/15/17	980,000	995,925	A
Ventas Inc.		9.000%	5/1/12	682,000	712,690

					1,708,615

Real Estate Management and Development	0.8%
Ashton Woods USA LLC		0.000%	6/30/15	1,003,200	250,800	A,E,F
Realogy Corp.		10.500%	4/15/14	4,875,000	4,216,875
Realogy Corp.		11.000%	4/15/14	310,279	255,980	C

					4,723,655

Annual Report to Shareholders

	% OF NET ASSETS	RATE	MATURITY DATE	PAR/ SHARES	VALUE

Corporate Bonds and Notes—Continued

Road and Rail	0.7%
Kansas City Southern Railway		13.000%	12/15/13	$570,000	$661,200
RailAmerica Inc.		9.250%	7/1/17	3,303,000	3,513,566

					4,174,766

Semiconductors and Semiconductor Equipment	0.5%
Advanced Micro Devices Inc.		8.125%	12/15/17	490,000	488,163	A
Freescale Semiconductor Inc.		8.875%	12/15/14	1,105,000	1,013,837
Freescale Semiconductor Inc.		9.125%	12/15/14	589,138	520,650	C
Freescale Semiconductor Inc.		10.125%	12/15/16	1,505,000	1,211,525

					3,234,175

Specialty Retail	1.5%
Blockbuster Inc.		11.750%	10/1/14	2,480,000	2,356,000	A
Eye Care Centers of America Inc.		10.750%	2/15/15	895,000	919,612
Limited Brands Inc.		8.500%	6/15/19	270,000	293,625	A
Michaels Stores Inc.		10.000%	11/1/14	2,515,000	2,603,025
Michaels Stores Inc.		0.000%	11/1/16	2,310,000	1,905,750	F
Michaels Stores Inc.		11.375%	11/1/16	920,000	968,300

					9,046,312

Textiles, Apparel and Luxury Goods	0.6%
Oxford Industries Inc.		11.375%	7/15/15	3,520,000	3,872,000

Thrifts and Mortgage Finance	0.1%
Ocwen Capital Trust I		10.875%	8/1/27	635,000	561,975

Tobacco	0.3%
Alliance One International Inc.		10.000%	7/15/16	860,000	903,000	A
Alliance One International Inc.		10.000%	7/15/16	1,120,000	1,176,000	A

					2,079,000

Trading Companies and Distributors	1.0%
Ashtead Capital Inc.		9.000%	8/15/16	1,376,000	1,377,720	A
H&E Equipment Services Inc.		8.375%	7/15/16	1,610,000	1,612,013
Penhall International Corp.		12.000%	8/1/14	2,855,000	1,791,512	A,E
RSC Equipment Rental Inc.		10.000%	7/15/17	1,380,000	1,500,750	A

					6,281,995

Transportation Infrastructure	0.7%
Hawker Beechcraft Acquisition Co.		8.875%	4/1/15	7,142,756	4,357,081	C

Annual Report to Shareholders

Portfolio of Investments—Continued

Western Asset High Yield Portfolio—Continued

	% OF NET ASSETS	RATE	MATURITY DATE	PAR/ SHARES	VALUE

Corporate Bonds and Notes—Continued

Wireless Telecommunication Services	3.3%
ALLTEL Communications Inc.		10.375%	12/1/17	$2,300,000	$2,773,151	A,C,E
CC Holdings GS V LLC/Crown Castle GS III Corp.		7.750%	5/1/17	600,000	639,000	A
Cricket Communications Inc.		7.750%	5/15/16	2,180,000	2,174,550
iPCS Inc.		2.406%	5/1/13	1,050,000	981,750	G
Sprint Capital Corp.		8.375%	3/15/12	965,000	998,775
Sprint Capital Corp.		6.875%	11/15/28	6,020,000	5,004,125
Sprint Capital Corp.		8.750%	3/15/32	8,560,000	8,067,800

					20,639,151

Total Corporate Bonds and Notes (Cost—$484,518,398)					479,164,719
Mortgage-Backed Securities	N.M.

Variable Rate SecuritiesI	N.M.
BlackRock Capital Finance LP 1996-R1		9.580%	9/25/26	380,984	104,771	H

Total Mortgage-Backed Securities (Cost—$334,586)					104,771
Yankee BondsJ	12.3%

Biotechnology	N.M.
FMC Finance III SA		6.875%	7/15/17	10,000	9,925

Commercial Banks	1.0%
Credit Agricole SA		8.375%	10/13/19	1,100,000	1,166,000	A,F
Rabobank Nederland NV		11.000%	12/29/49	2,690,000	3,279,793	A,F
Royal Bank of Scotland Group PLC		5.000%	11/12/13	1,330,000	1,194,453
Royal Bank of Scotland Group PLC		5.050%	1/8/15	560,000	485,779

					6,126,025

Containers and Packaging	0.3%
Smurfit Capital Funding PLC		7.500%	11/20/25	1,990,000	1,696,475

Diversified Financial Services	0.7%
Petroplus Finance Ltd.		6.750%	5/1/14	995,000	935,300	A
Petroplus Finance Ltd.		7.000%	5/1/17	1,050,000	945,000	A
TNK-BP Finance SA		7.500%	7/18/16	635,000	650,875	A
TNK-BP Finance SA		7.500%	7/18/16	250,000	257,187
TNK-BP Finance SA		7.875%	3/13/18	1,704,000	1,755,120

					4,543,482

Annual Report to Shareholders

	% OF NET ASSETS	RATE	MATURITY DATE	PAR/ SHARES	VALUE

Yankee Bonds—Continued

Diversified Telecommunication Services	3.4%
Intelsat Bermuda Ltd.		11.250%	6/15/16	$805,000	$871,413
Intelsat Intermediate Holding Co. Ltd.		0.000%	2/1/15	2,745,000	2,820,487	F
Intelsat Jackson Holdings Ltd.		9.500%	6/15/16	2,765,000	2,958,550
Intelsat Jackson Holdings Ltd.		11.500%	6/15/16	5,750,000	6,210,000
Nordic Telephone Co. Holdings ApS		8.875%	5/1/16	2,535,000	2,680,763	A
Wind Acquisition Finance SA		12.000%	12/1/15	485,000	518,950	A
Wind Acquisition Finance SA		11.750%	7/15/17	2,625,000	2,867,812	A
Wind Acquisition Holdings Finance SA		12.250%	7/15/17	2,050,000	2,019,250	A,C

					20,947,225

Energy Equipment and Services	0.3%
Compagnie Generale de Geophysique-Veritas		7.500%	5/15/15	1,745,000	1,731,913
Compagnie Generale de Geophysique-Veritas		9.500%	5/15/16	265,000	283,550	A

					2,015,463

Foreign Government	0.1%
Russian Federation		7.500%	3/31/30	739,103	834,263

Hotels, Restaurants and Leisure	0.3%
NCL Corp. Ltd.		11.750%	11/15/16	2,080,000	2,054,000	A

Marine	0.5%
Trico Shipping AS		11.875%	11/1/14	2,850,000	2,967,562	A

Media	0.4%
NTL Cable PLC		9.125%	8/15/16	905,000	953,644
Sun Media Corp.		7.625%	2/15/13	1,475,000	1,344,093

					2,297,737

Metals and Mining	0.9%
FMG Finance Pty Ltd.		10.625%	9/1/16	2,085,000	2,306,531	A
Novelis Inc.		7.250%	2/15/15	2,695,000	2,566,988
Teck Resources Ltd.		10.250%	5/15/16	870,000	1,013,550

					5,887,069

Oil, Gas and Consumable Fuels	1.7%
Adaro Indonesia PT		7.625%	10/22/19	700,000	692,125	A
Corral Finans AB		1.784%	4/15/10	5,779,260	4,681,201	A,C,G,H
Griffin Coal Mining Co. Pty Ltd.		9.500%	12/1/16	100,000	59,125	A,D

Annual Report to Shareholders

Portfolio of Investments—Continued

Western Asset High Yield Portfolio—Continued

	% OF NET ASSETS	RATE	MATURITY DATE	PAR/ SHARES		VALUE

Yankee Bonds—Continued

Oil, Gas and Consumable Fuels—Continued
OPTI Canada Inc.		9.000%	12/15/12	$1,440,000		$1,472,400	A
OPTI Canada Inc.		7.875%	12/15/14	480,000		393,600
OPTI Canada Inc.		8.250%	12/15/14	985,000		811,394
Teekay Shipping Corp.		8.875%	7/15/11	2,252,000		2,333,635

						10,443,480

Paper and Forest Products	0.7%
Abitibi-Consolidated Co. of Canada		13.750%	4/1/11	3,543,058		3,547,487	A,D
PE Paper Escrow GmbH		12.000%	8/1/14	910,000		1,005,550	A

						4,553,037

Road and Rail	1.4%
Grupo Transportacion Ferroviaria Mexicana SA de CV		7.625%	12/1/13	1,200,000		1,182,000
Kansas City Southern de Mexico SA de CV		7.375%	6/1/14	1,235,000		1,204,125
Kansas City Southern de Mexico SA de CV		12.500%	4/1/16	5,229,000		6,013,350

						8,399,475

Wireless Telecommunication Services	0.6%
True Move Co. Ltd.		10.750%	12/16/13	3,420,000		3,300,300	A
True Move Co. Ltd.		10.750%	12/16/13	305,000		294,325	A

						3,594,625

Total Yankee Bonds (Cost—$69,996,777)						76,369,843
Common Stocks and Equity Interests	1.6%

Building Products	N.M.
Nortek Inc.				4,801	shs	168,035	K

Chemicals	0.3%
Georgia Gulf Corp.				105,210		1,828,550	K

Diversified Financial Services	0.1%
CIT Group Inc.				24,909		687,734	K

Media	1.1%
Charter Communications				126,560		4,492,880	H
Charter Communications Inc.				68,010		2,414,369	K
Idearc Inc.				5,949		196,320

						7,103,569

Annual Report to Shareholders

	% OF NET ASSETS	RATE	MATURITY DATE	PAR/ SHARES		VALUE

Common Stocks and Equity Interests—Continued

Oil, Gas and Consumable Fuels	0.1%
SemGroup Corp., Class A				13,610	shs	$326,646	H,K

Total Common Stocks and Equity Interests (Cost—$12,659,171)						10,114,534
Preferred Stocks	1.3%
Bank of America Corp.		7.250%		4,800		4,219,200
Citigroup Inc.		7.500%		25,900		2,702,406	B,K
CMP Susquehanna Radio Holdings Corp.		0.000%		40,019		40	A,E,H,I,K
GMAC Inc.		7.000%		1,649		1,086,897	A,K
ION Media Networks Inc.		12.000%		7		—	E,H,K

Total Preferred Stocks (Cost—$8,009,949)						8,008,543
Warrants	N.M.
Buffets Restaurants Holdings Inc.				3,104	wts	—	E,H,K
Charter Communications Inc.				3,493		17,467	K
CNB Capital Trust				45,731		46	A,E,H,K
Nortek Inc.				5,121		65,291	H,K
SemGroup Corp.				14,327		—	E,H,K
Turbo Cayman Co. Ltd.				1		—	E,H,K

Total Warrants (Cost—$73,536)						82,804
Loan Participations and AssignmentsG	4.3%

Airlines	0.3%
United Airlines Inc. Term Loan B		2.313%	1/28/10	$2,283,623		1,785,794

Auto Components	0.5%
Allison Transmission Inc., Term Loan, Tranche B		2.990% to 3.040%	2/10/10	3,573,178		3,270,351

Automobiles	0.3%
Ford Motor Company, Term Loan, Tranche B		3.240% to 3.290%	1/15/10	1,972,160		1,819,317

Chemicals	0.7%
Lyondell Chemical Term Loan		3.731% to 7.000%	1/29/10	913,099		674,552
Lyondell Chemical Term Loan		3.731% to 7.000%	1/29/10	1,396,341		1,031,547
Lyondell Chemical Term Loan		0.000% to 6.560%	4/6/10	2,249,260		2,322,361

						4,028,460

Annual Report to Shareholders

Portfolio of Investments—Continued

Western Asset High Yield Portfolio—Continued

	% OF NET ASSETS	RATE	MATURITY DATE	PAR/ SHARES	VALUE

Loan Participations and Assignments—Continued

Containers and Packaging	0.1%
Berry Plastics Holding Corp., Term Loan		2.254%	3/15/10	$497,442	$430,288

Diversified Financial Services	0.2%
CIT Group Inc., Term Loan		13.000%	1/11/10	1,500,000	1,553,438

Energy Equipment and Services	0.6%
Turbo Beta Ltd., Term Loan		14.500%	5/13/10	4,414,481	3,752,309	E

Media	0.5%
Idearc Inc., Term Loan		10.250%	3/31/10	785,242	771,501
Newsday LLC, Term Loan		10.500%	1/15/10	2,000,000	2,111,666

					2,883,167

Metals and Mining	0.1%
Noranda Aluminum Acquisition Corp., Term Loan		2.231%	1/29/10	937,730	772,064

Real Estate Management and Development	0.5%
Realogy Corp. Term Loan		13.500%	4/15/10	3,000,000	3,170,001

Specialty Retail	0.2%
Michaels Stores Inc., Term Loan B		2.563%	2/26/10	530,686	477,783
Michaels Stores Inc., Term Loan B2		4.813%	2/26/10	714,183	670,822

					1,148,605

Transportation Infrastructure	0.3%
Hawker Beechcraft Acquisition Co., Term Loan		2.251%	3/31/10	66,360	49,439
Hawker Beechcraft Acquisition Co., Term Loan		2.231% to 2.251%	3/31/10	2,169,775	1,616,482

					1,665,921

Total Loan Participations and Assignments (Cost—$23,552,276)					26,279,715

Total Long-Term Securities (Cost—$599,144,693)					600,124,929

Annual Report to Shareholders

	% OF NET ASSETS	RATE	MATURITY DATE	PAR/ SHARES	VALUE

Short-Term Securities	0.9%

Repurchase Agreement	0.9%
Morgan Stanley repurchase agreement dated 12/31/09, 0.005% due 1/4/10; Proceeds at maturity—$5,812,003; (Fully collateralized by U.S. government agency obligation, 3.125% due 9/29/14; Market value—$5,928,242)				$5,812,000	$5,812,000

Total Short-Term Securities (Cost—$5,812,000)					5,812,000
Total Investments (Cost—$604,956,693#)	97.9%				605,936,929
Other Assets Less Liabilities	2.1%				12,699,137

Net Assets	100.0%				$618,636,066

N.M.—Not Meaningful.

A

Rule 144a Security – A security purchased pursuant to Rule 144a under the Securities Act of 1933 which may not be resold subject to that rule except to qualified institutional buyers. These securities, which the Fund’s investment adviser has determined to be liquid, unless otherwise noted, represent 30.90% of net assets.

B	Convertible Security – Security may be converted into the issuer’s common stock.
C	Pay-in-Kind (“PIK”) security – A security in which interest or dividends during the initial few years is paid in additional PIK securities rather than in cash.
D	The coupon payment on these securities is currently in default as of December 31, 2009.
E	Illiquid security.
F

Stepped Coupon Security – A security with a predetermined schedule of interest or dividend rate changes at which time it begins to accrue interest or pay dividends according to the predetermined schedule.

G

Indexed Security – The rates of interest earned on these securities are tied to the London Interbank Offered Rate (“LIBOR”), the Euro Interbank Offered Rate (“EURIBOR”) Index, the Consumer Price Index (“CPI”), the one-year Treasury Bill Rate or the ten-year Japanese Government Bond Rate. The coupon rates are the rates as of December 31, 2009.

H	Security is valued in good faith at fair value by or under the direction of the Board of Directors.
I	The coupon rates shown on variable rate securities are the rates at December 31, 2009. These rates vary with the weighted average coupon of the underlying loans.
J	Yankee Bond – A dollar-denominated bond issued in the U.S. by foreign entities.
K	Non-income producing.
#	Aggregate cost for federal income tax purposes is $608,778,235.

See notes to financial statements.

Annual Report to Shareholders

Statement of Assets and Liabilities

Western Asset High Yield Portfolio

December 31, 2009

Assets:
Investment securities at value (Cost—$599,144,693)		$600,124,929
Short-term securities at value (Cost—$5,812,000)		5,812,000
Cash		892
Foreign currency at value (Cost—$1,968)		1,983
Interest and dividends receivable		13,459,152
Receivable for securities sold		3,702,292
Receivable for fund shares sold		1,321,642

Total assets		624,422,890

Liabilities:
Payable for securities purchased	$5,327,046
Accrued management fee	285,701
Payable for fund shares repurchased	57,499
Accrued expenses	116,578

Total liabilities		5,786,824

Net Assets		$618,636,066

Net assets consist of:
Accumulated paid-in-capital (Note 7)		$769,643,652
Overdistributed net investment income		(564,479)
Accumulated net realized loss on investments, swaps and foreign currency transactions		(151,423,358)
Net unrealized appreciation of investments and foreign currency translations		980,251

Net Assets		$618,636,066

Net Asset Value Per Share:
Institutional Class (61,809,030 shares outstanding)		$8.27
Institutional Select Class (12,800,974 shares outstanding)		$8.38

See notes to financial statements.

Annual Report to Shareholders

Statement of Operations

Western Asset High Yield Portfolio

	FOR THE YEAR ENDED DECEMBER 31, 2009
Investment Income:
Interest	$80,550,011
Dividends	486,442

Total income		$81,036,453
Expenses:
Management fees (Note 2)	3,320,448
Custodian fees	98,045
Transfer agent and shareholder servicing expense (Note 6)	89,207
Audit and legal fees	86,014
Registration fees	43,952
Directors’ fees and expenses	25,062
Reports to shareholders (Note 6)	22,184
Other expenses	27,226

Net expenses		3,712,138

Net Investment Income		77,324,315
Net Realized and Unrealized Gain/(Loss) on Investments (Notes 1, 3 and 4):
Net realized loss on:
Investments	(104,105,611)
Swaps	(1,219,111)
Foreign currency transactions	(2)

		(105,324,724)
Change in unrealized appreciation/(depreciation) of:
Investments	297,662,977
Swaps	535,349
Foreign currency translations	15

		298,198,341

Net Realized and Unrealized Gain on Investments		192,873,617

Change in Net Assets Resulting From Operations		$270,197,932

See notes to financial statements.

Annual Report to Shareholders

Statement of Changes in Net Assets

Western Asset High Yield Portfolio

	FOR THE YEAR ENDED DECEMBER 31, 2009	FOR THE PERIOD ENDED DECEMBER 31, 2008A	FOR THE YEAR ENDED MARCH 31, 2008
Change in Net Assets:
Net investment income	$77,324,315	$55,414,396	$75,936,400

Net realized loss	(105,324,724)	(52,171,835)	(17,433,816)

Change in unrealized appreciation/(depreciation)	298,198,341	(203,191,273)	(113,737,089)

Change in net assets resulting from operations	270,197,932	(199,948,712)	(55,234,505)

Distributions to shareholders from (Note 1):
Net investment income:
Institutional Class	(66,008,540)	(70,179,099)	(73,407,062)
Institutional Select Class	(11,675,543)	(4,937,498)	N/A

Net realized gain on investments:
Institutional Class	—	—	(5,888,441)
Institutional Select Class	—	—	—

Change in net assets from fund share transactions (Notes 5 and 7):
Institutional Class	(91,614,335)	(121,890,768)	55,309,962
Institutional Select Class	495,575	114,094,156	N/A

Change in net assets	101,395,089	(282,861,921)	(79,220,046)

Net Assets:
Beginning of year	517,240,977	800,102,898	879,322,944

End of year	$618,636,066	$517,240,977	$800,102,898

(Overdistributed) and undistributed net investment income, respectively	$(564,479)	$(301,203)	$19,427,792

A	For the period April 1, 2008 to December 31, 2008.

N/A—Not applicable.

See notes to financial statements.

Annual Report to Shareholders

Financial Highlights

Western Asset High Yield Portfolio

For a share of each class of capital stock outstanding:

Institutional Class:

	YEAR ENDED DECEMBER 31, 2009		PERIOD ENDED DECEMBER 31, 2008A		YEARS ENDED MARCH 31,
					2008		2007		2006		2005
Net asset value, beginning of year	$5.99		$9.30		$10.75		$10.34		$10.49		$10.28

Investment operations:
Net investment income	.92	B	.66	B	.83	B	.80	B	.76	C	.61	C
Net realized and unrealized gain/(loss)	2.32		(3.05)		(1.41)		.39		(.05)		.17

Total from investment operations	3.24		(2.39)		(.58)		1.19		.71		.78

Distributions from:
Net investment income	(.96)		(.92)		(.80)		(.78)		(.73)		(.57)
Net realized gain on investments	—		—		(.07)		—	D	(.13)		—

Total distributions	(.96)		(.92)		(.87)		(.78)		(.86)		(.57)

Net asset value, end of year	$8.27		$5.99		$9.30		$10.75		$10.34		$10.49

Total returnE	56.73%		(27.19)%		(5.88)%		12.14%		7.30%		7.81%

Ratios to Average Net Assets:
Total expensesF	.62%		.60	%G	.59%		.61%		.62%		.62%
Expenses net of waivers, if anyF	.62%		.60	%G	.59%		.61%		.62%		.62%
Expenses net of all reductionsF	.62%		.60	%G	.58%		.61%		.62%		.62%
Net investment income	12.8%		10.4	%G	8.3%		7.8%		7.8%		7.0%

Supplemental Data:
Portfolio turnover rate	83.7%		40.9	%H	59.1%		63.6%		147.2%		121.0%
Net assets, end of year (in thousands)	$511,335		$439,446		$800,103		$879,323		$596,918		$414,417

A	For the period April 1, 2008 to December 31, 2008.
B	Computed using average daily shares outstanding.
C	Computed using SEC method.
D	Amount represents less than $.01 per share.
E

Performance figures may reflect compensating balance credits, fee waivers and/or expense reimbursements. In the absence of compensating balance credits, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

F

Total expenses reflects operating expenses prior to any voluntary expense waivers and/or compensating balance credits. Expenses net of waivers reflects total expenses before compensating balance credits but net of any voluntary expense waivers. Expenses net of all reductions reflects expenses less any compensating balance credits and/or voluntary expense waivers.

G	Annualized.
H	Not annualized.

See notes to financial statements.

Annual Report to Shareholders

Financial Highlights—Continued

Western Asset High Yield Portfolio—Continued

For a share of each class of capital stock outstanding:

Institutional Select Class:

	YEAR ENDED DECEMBER 31, 2009	PERIOD ENDED DECEMBER 31, 2008A
Net asset value, beginning of year	$6.06	$8.86

Investment operations:
Net investment incomeB	.94	.37
Net realized and unrealized gain/(loss)	2.34	(2.77)

Total from investment operations	3.28	(2.40)

Distributions from:
Net investment income	(.96)	(.40)

Total distributions	(.96)	(.40)

Net asset value, end of year	$8.38	$6.06

Total returnC	56.74%	(27.16)%

Ratios to Average Net Assets:
Total expensesD	.61%	.60	%E
Expenses net of waivers, if anyD	.61%	.60	%E
Expenses net of all reductionsD	.61%	.60	%E
Net investment income	12.8%	12.4	%E

Supplemental Data:
Portfolio turnover rate	83.7%	40.9	%F
Net assets, end of year (in thousands)	$107,301	$77,795

A	For the period August 4, 2008 (commencement of operations) to December 31, 2008.
B	Computed using average daily shares outstanding.
C

Performance figures may reflect compensating balance credits, fee waivers and/or expense reimbursements. In the absence of compensating balance credits, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

D

Total expenses reflects operating expenses prior to any voluntary expense waivers and/or compensating balance credits. Expenses net of waivers reflects total expenses before compensating balance credits but net of any voluntary expense waivers. Expenses net of all reductions reflects expenses less any compensating balance credits and/or voluntary expense waivers.

E	Annualized.
F	Not annualized.

See notes to financial statements.

Annual Report to Shareholders

Management’s Discussion of Fund Performance

Western Asset Inflation Indexed Plus Bond Portfolio

Performance Review

For the twelve months ended December 31, 2009, Institutional Class shares of Western Asset Inflation Indexed Plus Bond Portfolio returned 12.86%. The Fund’s unmanaged benchmark, the Barclays Capital U.S. TIPS Indexi (the “Index”), returned 11.41% for the same period. The Lipper Treasury Inflation Protected Funds Category Average1 returned 10.75% over the same time frame.

PERFORMANCE SNAPSHOT as of December 31, 2009 (unaudited)

	6 MONTHS	12 MONTHS
Western Asset Inflation Indexed Plus Bond Portfolio:
Institutional Class	6.13%	12.86%
Financial Intermediary Class	5.97%	12.53%
Institutional Select Class	6.35%	12.99%
Barclays Capital U.S. TIPS Index	4.90%	11.41%
Lipper Treasury Inflation Protected Funds Category Average[1]	5.37%	10.75%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value, investment returns and yields will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.leggmason.com/individualinvestors.

All share class returns assume the reinvestment of all distributions, including returns of capital, if any, at net asset value and the deduction of all Fund expenses. Returns have not been adjusted to include the deduction of taxes that a shareholder would pay on Fund distributions. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

Performance figures reflect expense reimbursements and/or fee waivers, without which the performance would have been lower.

The 30-Day SEC Yields for the period ended December 31, 2009 for Institutional, Financial Intermediary and Institutional Select Class shares were 1.69%, 1.30% and 1.80%, respectively. Absent current expense reimbursements and/or fee waivers, the 30-Day SEC Yields for Institutional, Financial Intermediary and Institutional Select Class shares would have been 1.67%, 1.30% and 1.80%, respectively. The 30-Day SEC Yield is the average annualized net investment income per share for the 30-day period indicated and is subject to change.

TOTAL ANNUAL OPERATING EXPENSES (unaudited)

As of the Fund’s most current prospectus dated July 1, 2009, the gross total operating expense ratios for Institutional, Financial Intermediary and Institutional Select Class shares were 0.27%, 0.77% and 0.38%, respectively.

Actual expenses may be higher. For example, expenses may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Fund expense ratios are more likely to increase when markets are volatile.

As a result of contractual expense limitations, the ratio of expenses, other than interest, brokerage, taxes, deferred organizational expenses and extraordinary expenses, to average net assets will not exceed 0.75% for Financial Intermediary Class shares and 0.25% for Institutional Select Class shares until April 30, 2010.

[1]

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the period ended December 31, 2009, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 132 funds for the six-month period and among the 130 funds for the twelve-month period in the Fund’s Lipper category.

Annual Report to Shareholders

During the reporting period, there were changing perceptions regarding inflation. Initially, the credit crisis and deepening recession led to mounting concerns about the prospects for deflation. However, as the reporting period progressed and the economy stabilized and then expanded in the third quarter of 2009, fears of inflation returned. Against this backdrop, the Fund produced a strong return for the period

The largest single contributor to the Fund’s relative performance for the period was its small out-of-Index allocation to high-yield and investment grade bonds, as their spreads recovered during the reporting period. In particular, our holdings in the Financials sector generated strong returns.

In the U.S. Treasury Inflation-Protected Securities (“TIPS”)ii market, we tactically adjusted our exposure during the fiscal year. At the beginning of 2009, we were still underweight TIPS, favoring mortgage-backed security pass-throughs, believing they would be the first sector to recover as the Federal Reserve Board (“Fed”)iii began its purchase program. However, we quickly moved back into TIPS in the January 2009 auctions, because we felt the market was mispricing future inflation. We then gradually moved to a neutral stance in February as economic conditions started to become less negative. After the Fed announced its quantitative easing program and the market rallied sharply, we reduced our real yield durationiv and focused more on yield curvev positioning. We added an overweight to the shorter maturity TIPS, a position we maintained through most of the year, until we moved back to an underweight position, finding more compelling opportunities elsewhere. In April, we added a position in Canadian inflation-linked securities and, in September, we began accumulating a position in Australian inflation-linked securities.

While our exposure to TIPS represented approximately 85% of the portfolio, having an underweight somewhat hurt relative results in the latter half of the year. The portfolio’s cash position was also a drag on performance given the extremely low yields available from short-term money market instruments.

During the fiscal year, we employed the use of Treasury futures and options, Eurodollar futures and interest rate swaps to manage the portfolio’s yield curve strategy and duration. Index credit default swaps were also used during the fiscal year to increase the portfolio’s high-yield corporate exposure. The use of these derivative instruments was, overall, positive for performance.

Western Asset Management Company

January 19, 2010

Annual Report to Shareholders

Management’s Discussion of Fund Performance—Continued

    The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

    The mention of sector breakdowns is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. The information provided regarding such sectors is not a sufficient basis upon which to make an investment decision. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional. Portfolio holdings are subject to change at any time and may not be representative of the portfolio managers’ current or future investments. The Fund’s top five sector holdings (as a percentage of net assets) as of December 31, 2009 were: U.S. Government & Agency Obligations (86.0%), Foreign Government Obligations (5.4%), Corporate Bonds and Notes (2.9%), Preferred Stocks (0.2%) and Asset-Backed Securities (0.1%). The Fund’s portfolio composition is subject to change at any time.

    RISKS: All investments are subject to risk including the loss of principal. Fixed-income securities involve interest rate, credit, inflation and reinvestment risks. As interest rates rise, the value of fixed-income securities falls. Derivatives, such as options, futures and swaps, can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance. The use of leverage may increase volatility and possibility of loss. Risks of high-yield securities include greater price volatility, illiquidity and possibility of default. The Fund may be subject to interest rate, income and deflation risks. Changes in inflation will cause the Fund’s income to fluctuate. Periods of deflation may adversely affect the Fund. Potential active and frequent trading may result in higher transaction costs and increased investor liability. International investments are subject to special risks including currency fluctuations and social, economic and political uncertainties, which could increase volatility. These risks are magnified in emerging markets. Asset-backed, mortgage-backed or mortgage-related securities are subject to prepayment and extension risks. Please see the Fund’s prospectus for more information on these and other risks.

    All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

[i]	The Barclays Capital U.S. TIPS Index represents an unmanaged market index made up of U.S. Treasury Inflation-Linked Index securities.
ii

U.S. Treasury Inflation-Protected Securities (“TIPS”) are inflation-indexed securities issued by the U.S. Treasury in five-year, ten-year and twenty-year maturities. The principal is adjusted to the Consumer Price Index, the commonly used measure of inflation. The coupon rate is constant, but generates a different amount of interest when multiplied by the inflation-adjusted principal.

iii

The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

iv

Duration is the measure of the price sensitivity of a fixed-income security to an interest rate change of 100 basis points. Calculation is based on the weighted average of the present values for all cash flows.

[v]	The yield curve is the graphical depiction of the relationship between the yield on bonds of the same credit quality but different maturities.

Annual Report to Shareholders

Expense Example (Unaudited)

Western Asset Inflation Indexed Plus Bond Portfolio

As a shareholder of the Fund, you may incur two types of costs; (1) transaction costs and (2) ongoing costs, including management fees, distribution (12b-1) fees on Financial Intermediary Class shares, and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example are based on an investment of $1,000 invested on July 1, 2009 and held through December 31, 2009. The ending values assume dividends were reinvested at the time they were paid.

Actual Expenses

The first line for each class in the table below provides information about actual account values and actual expenses for the Fund. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account if your shares were held through the entire period.

Hypothetical Example for Comparison Purposes

The second line for each class in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of other funds. Because each example is intended to be comparable to the examples provided by other funds, it is based on a hypothetical investment of $1,000 invested on July 1, 2009 and held through December 31, 2009. The ending values assume dividends were reinvested at the time they were paid.

	Beginning Account Value 7/1/09	Ending Account Value 12/31/09	Expenses PaidA During the Period 7/1/09 to 12/31/09
Institutional Class:
Actual	$1,000.00	$1,061.30	$1.66
Hypothetical (5% return before expenses)	1,000.00	1,023.59	1.63
Institutional Select Class:
Actual	$1,000.00	$1,063.50	$1.30
Hypothetical (5% return before expenses)	1,000.00	1,023.95	1.28
Financial Intermediary Class:
Actual	$1,000.00	$1,059.70	$3.53
Hypothetical (5% return before expenses)	1,000.00	1,021.78	3.47

A

These calculations are based on expenses incurred from July 1, 2009 to December 31, 2009. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratios of 0.32%, 0.25% and 0.68% for the Institutional Class, Institutional Select Class and the Financial Intermediary Class, respectively, multiplied by the average value over the period, multiplied by the number of days in the most recent fiscal half-year then divided by 365.

Annual Report to Shareholders

Performance Information (Unaudited)

Western Asset Inflation Indexed Plus Bond Portfolio

The graphs compare the Fund’s total returns to that of an appropriate broad-based securities market index. The graphs illustrate the cumulative total return of an initial $1,000,000 investment in each of the Institutional Class, Institutional Select Class and Financial Intermediary Class of the Fund, for the periods indicated. The lines for the Fund represent the total return after deducting all Fund investment management and other administrative expenses and the transaction costs of buying and selling securities. The lines representing the securities market index does not include any transaction costs associated with buying and selling securities in the index or other investment management or administrative expenses.

Total return measures investment performance in terms of appreciation or depreciation in the Fund’s net asset value per share, plus dividends and any capital gain distributions. It assumes that dividends and distributions were reinvested at the time they were paid. Returns (and the graph and table found below) do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Average annual returns tend to smooth out variations in a fund’s return, so that they differ from actual year-to-year results.

Bonds are subject to a variety of risks, including interest rate, credit and inflation risk.

Growth of a $1,000,000 Investment—Institutional Class

The performance data quoted represent past performance and do not guarantee future results. Current performance may be lower or higher than the performance data quoted. To obtain the most recent month-end performance information, please visit www.westernassetfunds.com. The investment return and principal value of the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Calculations assume reinvestment of all distributions, including returns of capital, if any, at net asset value and the deduction of all Fund expenses. Performance would have been lower if fees had not been waived in various periods.

Annual Report to Shareholders

Performance Information (Unaudited)—Continued

Growth of a $1,000,000 Investment—Institutional Select Class

The performance data quoted represent past performance and do not guarantee future results. Current performance may be lower or higher than the performance data quoted. To obtain the most recent month-end performance information, please visit www.westernassetfunds.com. The investment return and principal value of the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Calculations assume reinvestment of all distributions, including returns of capital, if any, at net asset value and the deduction of all Fund expenses. Performance would have been lower if fees had not been waived in various periods.

Annual Report to Shareholders

Growth of a $1,000,000 Investment—Financial Intermediary Class (Unaudited)

The performance data quoted represent past performance and do not guarantee future results. Current performance may be lower or higher than the performance data quoted. To obtain the most recent month-end performance information, please visit www.westernassetfunds.com. The investment return and principal value of the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Calculations assume reinvestment of all distributions, including returns of capital, if any, at net asset value and the deduction of all Fund expenses. Performance would have been lower if fees had not been waived in various periods.

Annual Report to Shareholders

Performance Information (Unaudited)—Continued

Portfolio Composition (as of December 31, 2009)A

Standard & Poor’s Debt RatingsB (as a percentage of the portfolio)

Maturity Schedule

(as a percentage of the portfolio)

A

The pie charts above represent the composition of the Fund’s portfolio as of December 31, 2009 and do not include derivatives such as Futures Contracts, Options Written and Swaps. The Fund is actively managed. As a result, the composition of the portfolio holdings and sectors are subject to change at any time.

B

Standard & Poor’s Rating Service provides capital markets with credit ratings for the evaluation and assessment of credit risk. These ratings are the opinions of S&P and not absolute measures of quality or guarantees of performance.

C	Preferred stocks do not have defined maturity dates.

Annual Report to Shareholders

Spread Duration

Western Asset Inflation Indexed Plus Bond Portfolio

December 31, 2009 (Unaudited)

Economic Exposure

Spread duration is defined as the change in value for a 100 basis point change in the spread relative to Treasuries. The spread over Treasuries is the annual risk-premium demanded by investors to hold non-Treasury securities. This chart highlights the market sector exposure of the Fund’s portfolio and the exposure relative to the selected benchmark as of the end of the reporting period.

BINI	—	Barclays Capital U.S. TIPS Index
HY	—	High Yield
IG Credit	—	Investment Grade Credit
MBS	—	Mortgage Backed Securities

Annual Report to Shareholders

Effective Duration

Western Asset Inflation Indexed Plus Bond Portfolio

December 31, 2009 (Unaudited)

Interest Rate Exposure

Effective duration is defined as the change in value for a 100 basis point change in Treasury yields. This chart highlights the interest rate exposure of the Fund’s portfolio relative to the selected benchmark as of the end of the reporting period.

BINI	—	Barclays Capital U.S. TIPS Index
HY	—	High Yield
IG Credit	—	Investment Grade Credit

Annual Report to Shareholders

Portfolio of Investments

Western Asset Inflation Indexed Plus Bond Portfolio

December 31, 2009

	% OF NET ASSETS	RATE	MATURITY DATE	PAR/ SHARES†	VALUE

Long-Term Securities	94.7%

Corporate Bonds and Notes	2.9%

Consumer Finance	0.8%
SLM Corp.		0.000%	2/1/10	$1,320,000	$1,321,135	A
SLM Corp.		5.375%	1/15/13	1,775,000	1,674,411
SLM Corp.		5.375%	5/15/14	1,010,000	931,594

					3,927,140

Diversified Financial Services	1.8%
Bank of America Corp.		8.000%	12/29/49	2,270,000	2,185,420	B
Citigroup Inc.		6.010%	1/15/15	1,590,000	1,623,546
JP Morgan and Co. Inc.		1.721%	2/15/12	1,720,000	1,660,522	A
JPMorgan Chase and Co.		7.900%	12/31/49	2,650,000	2,733,369	B

					8,202,857

Oil, Gas and Consumable Fuels	0.3%
The Williams Cos. Inc.		8.750%	3/15/32	1,220,000	1,459,938

Total Corporate Bonds and Notes (Cost—$13,602,309)					13,589,935
Asset-Backed Securities	0.1%

Indexed SecuritiesA	0.1%
Bear Stearns Asset Backed Securities Inc. 2003-ABF1		0.601%	2/25/34	117,897	77,663
Chase Funding Mortgage Loan Asset-Backed Certificates 2002-4		0.971%	10/25/32	102,072	71,267
Countrywide Asset-Backed Certificates 2002-1		0.791%	8/25/32	34,182	16,596
EMC Mortgage Loan Trust 2003-B		0.781%	11/25/41	284,850	225,047	C
Residential Asset Mortgage Products Inc. 2003-RS2		0.916%	3/25/33	34,896	22,119

Total Asset-Backed Securities (Cost—$574,068)					412,692
Mortgage-Backed Securities	0.1%

Indexed SecuritiesA	0.1%
Credit Suisse First Boston Mortgage Securities Corp. 2001-28		0.881%	11/25/31	516,398	326,144
Sequoia Mortgage Trust 2004-4 A		1.111%	5/20/34	87,908	67,830

Total Mortgage-Backed Securities (Cost—$581,590)					393,974

Annual Report to Shareholders

Portfolio of Investments—Continued

Western Asset Inflation Indexed Plus Bond Portfolio—Continued

	% OF NET ASSETS	RATE	MATURITY DATE	PAR/ SHARES†	VALUE

U.S. Government and Agency Obligations	86.0%

Fixed Rate Securities	2.0%
United States Treasury Notes		2.625%	7/31/14	$9,500,000	$9,547,500

Treasury Inflation-Protected SecuritiesD	84.0%
United States Treasury Inflation-Protected Security		3.500%	1/15/11	14,047,472	14,570,965
United States Treasury Inflation-Protected Security		2.375%	4/15/11	6,447,413	6,637,811	E
United States Treasury Inflation-Protected Security		3.375%	1/15/12	3,092,247	3,307,254
United States Treasury Inflation-Protected Security		3.000%	7/15/12	25,247,880	27,145,410
United States Treasury Inflation-Protected Security		1.875%	7/15/13	19,384,861	20,416,193
United States Treasury Inflation-Protected Security		2.000%	1/15/14	22,942,131	24,261,304
United States Treasury Inflation-Protected Security		1.625%	1/15/15	34,724,078	36,113,041
United States Treasury Inflation-Protected Security		1.875%	7/15/15	28,070,731	29,577,343	F
United States Treasury Inflation-Protected Security		2.000%	1/15/16	21,466,949	22,669,442
United States Treasury Inflation-Protected Security		2.500%	7/15/16	5,384,162	5,863,267
United States Treasury Inflation-Protected Security		1.625%	1/15/18	22,396,521	22,926,692
United States Treasury Inflation-Protected Security		1.375%	7/15/18	22,254,612	22,299,811
United States Treasury Inflation-Protected Security		2.125%	1/15/19	3,372,948	3,576,906
United States Treasury Inflation-Protected Security		1.875%	7/15/19	8,808,054	9,142,487
United States Treasury Inflation-Protected Security		2.375%	1/15/25	18,727,407	19,760,336
United States Treasury Inflation-Protected Security		2.000%	1/15/26	51,374,734	51,595,491
United States Treasury Inflation-Protected Security		1.750%	1/15/28	25,342,482	24,301,058
United States Treasury Inflation-Protected Security		3.625%	4/15/28	9,957,149	12,307,195

Annual Report to Shareholders

	% OF NET ASSETS	RATE	MATURITY DATE	PAR/ SHARES†		VALUE

U.S. Government and Agency Obligations—Continued

Treasury Inflation-Protected SecuritiesD—Continued
United States Treasury Inflation-Protected Security		3.875%	4/15/29	$26,194,003		$33,706,365

						390,178,371

Total U.S. Government and Agency Obligations (Cost—$389,794,966)						399,725,871
Yankee BondsG	N.M.

Commercial Banks	N.M.
Glitnir Banki Hf		6.693%	6/15/16	1,760,000		176	B,C,H,I
Kaupthing Bank Hf		7.125%	5/19/16	2,940,000		294	C,H,I

Total Yankee Bonds (Cost—$4,692,388)						470
Foreign Government Obligations	5.4%
Canadian Government Bond		4.250%	12/1/21	9,380,464	CAD	11,824,399
Commonwealth of Australia		4.000%	8/20/20	9,590,000	AUD	13,338,338	J

Total Foreign Government Obligations (Cost—$22,356,947)						25,162,737
Preferred Stocks	0.2%
Fannie Mae		8.250%		303,900	shs	334,290	B,K,L
Freddie Mac		8.375%		362,400		380,520	B,K,L

Total Preferred Stocks (Cost—$16,806,538)						714,810

Total Long-Term Securities (Cost—$448,408,806)						440,000,489
Short-Term Securities	4.2%

Repurchase Agreement	4.2%
JPMorgan Chase & Co. repurchase agreement dated 12/31/09, 0.005% due 1/4/10; Proceeds at maturity—$19,589,011; (Fully collateralized by U.S. government agency obligation, 0.000% due 3/31/10; Market value—$19,980,780)				$19,589,000		19,589,000

Total Short-Term Securities (Cost—$19,589,000)						19,589,000
Total Investments (Cost—$467,997,806#)	98.9%					459,589,489
Other Assets Less Liabilities	1.1%					5,138,552

Net Assets	100.0%					$464,728,041

Annual Report to Shareholders

Portfolio of Investments—Continued

Western Asset Inflation Indexed Plus Bond Portfolio—Continued

	EXPIRATION	ACTUAL CONTRACTS	APPRECIATION/ (DEPRECIATION)
Futures Contracts PurchasedM
German Euro Bobl Futures	March 2010	66	$(82,788)
U.S. Treasury Bond Futures	March 2010	14	(36,795)
U.S. Treasury Note Futures	March 2010	37	(119,792)

			$(239,375)

N.M. Not Meaningful.

A

Indexed Security – The rates of interest earned on these securities are tied to the London Interbank Offered Rate (“LIBOR”), the Euro Interbank Offered Rate (“EURIBOR”) Index, the Consumer Price Index (“CPI”), the one-year Treasury Bill Rate or the ten-year Japanese Government Bond Rate. The coupon rates are the rates as of December 31, 2009.

B

Stepped Coupon Security – A security with a predetermined schedule of interest or dividend rate changes at which time it begins to accrue interest or pay dividends according to the predetermined schedule.

C

Rule 144a Security – A security purchased pursuant to Rule 144a under the Securities Act of 1933 which may not be resold subject to that rule except to qualified institutional buyers. These securities, which the Fund’s investment adviser has determined to be liquid, unless otherwise noted, represent 0.05% of net assets.

D

Treasury Inflation-Protected Security – Treasury security whose principal value is adjusted daily in accordance with changes to the Consumer Price Index for All Urban Consumers. Interest is calculated on the basis of the current adjusted principal value.

E	All or a portion of this security is collateral to cover futures.
F	All or portion of this security is collateral for swaps.
G	Yankee Bond – A dollar-denominated bond issued in the U.S. by foreign entities.
H	The coupon payment on these securities is currently in default as of December 31, 2009.
I	Illiquid security.
J

Inflation-Protected Security – Security whose principal value is adjusted daily or monthly in accordance with changes to the relevant country’s Consumer Price Index or its equivalent used as an inflation proxy. Interest is calculated on the basis of the current adjusted principal value.

K	On September 7, 2008, the Federal Housing Finance Agency placed Fannie Mae (FNMA) and Freddie Mac (FHLMC) into conservatorship.
L	Non-income producing.
M	Futures are described in more detail in the notes to financial statements. Par represents actual number of contracts.
#	Aggregate cost for federal income tax purposes is $468,491,414.
†	Securities are denominated in U.S. Dollars, unless otherwise noted.

AUD	—	Australian Dollar
CAD	—	Canadian Dollar

See notes to financial statements.

Annual Report to Shareholders

Statement of Assets and Liabilities

Western Asset Inflation Indexed Plus Bond Portfolio

December 31, 2009

Assets:
Investment securities at value (Cost—$448,408,806)		$440,000,489
Short-term securities at value (Cost—$19,589,000)		19,589,000
Cash		431
Foreign currency at value (Cost—$378,722)		383,206
Interest receivable		3,804,121
Receivable for fund shares sold		1,904,507
Unrealized appreciation of forward foreign currency contracts		1,727,878
Unrealized appreciation of swaps		282,601
Deposits with brokers for open futures contracts		136,420
Amounts receivable for open swaps		13,895

Total assets		467,842,548

Liabilities:
Unrealized depreciation of forward foreign currency contracts	$1,575,423
Payable for fund shares repurchased	761,067
Premiums received on open swaps	342,416
Futures variation margin payable	104,241
Income distribution payable	101,871
Accrued management fee	70,156
Accrued distribution fees	65
Accrued expenses	159,268

Total liabilities		3,114,507

Net Assets		$464,728,041

Net assets consist of:
Accumulated paid-in-capital (Note 7)		$486,644,265
Undistributed net investment income		3,141,406
Accumulated net realized loss on investments, options, futures, swaps and foreign currency transactions		(16,849,482)
Net unrealized depreciation of investments, futures, swaps and foreign currency translations		(8,208,148)

Net Assets		$464,728,041

Net Asset Value Per Share:
Institutional Class (41,474,194 shares outstanding)		$10.63

Institutional Select Class (2,205,958 shares outstanding)		$10.64

Financial Intermediary Class (28,395 shares outstanding)		$10.59

See notes to financial statements.

Annual Report to Shareholders

Statement of Operations

Western Asset Inflation Indexed Plus Bond Portfolio

	FOR THE YEAR ENDED DECEMBER 31, 2009
Investment Income:
Interest	$6,647,050
Dividends	95,977

Total income		$6,743,027
Expenses:
Management fees (Note 2)	960,333
Transfer agent and shareholder servicing expense (Note 6)	213,858
Reports to shareholders (Note 6)	167,425
Audit and legal fees	73,094
Custodian fees	62,521
Registration fees	27,419
Directors’ fees and expenses	21,832
Distribution fees (Notes 2 and 6)	556
Other expenses	14,104

	1,541,142
Less: Fees waived (Notes 2 and 6)	(98,306)

Net expenses		1,442,836

Net Investment Income		5,300,191
Net Realized and Unrealized Gain/(Loss) on Investments (Notes 1, 3 and 4):
Net realized gain/(loss) on:
Investments	(6,095,011)
Options written	491,322
Futures	(1,940,700)
Swaps	1,326,460
Foreign currency transactions	(969,674)

		(7,187,603)
Change in unrealized appreciation/(depreciation) of:
Investments	49,465,493
Futures	3,402,002
Swaps	6,936,623
Foreign currency translations	(32,602)

		59,771,516

Net Realized and Unrealized Gain on Investments		52,583,913

Change in Net Assets Resulting From Operations		$57,884,104

See notes to financial statements.

Annual Report to Shareholders

Statement of Changes in Net Assets

Western Asset Inflation Indexed Plus Bond Portfolio

	FOR THE YEAR ENDED DECEMBER 31, 2009	FOR THE PERIOD ENDED DECEMBER 31, 2008A	FOR THE YEAR ENDED MARCH 31, 2008
Change in Net Assets:
Net investment income	$5,300,191	$33,825,189	$42,360,024

Net realized gain/(loss)	(7,187,603)	(26,550,690)	19,288,128

Change in unrealized appreciation/(depreciation)	59,771,516	(102,387,328)	29,251,587

Change in net assets resulting from operations	57,884,104	(95,112,829)	90,899,739

Distributions to shareholders from (Note 1):
Net investment income:
Institutional Class	(5,181,270)	(39,535,523)	(42,554,324)
Institutional Select Class	(279,577)	—	N/A
Financial Intermediary Class	(2,557)	(3,568)	(1,115)

Net realized gain on investments:
Institutional Class	—	(15,894,795)	—
Institutional Select Class	—	—	N/A
Financial Intermediary Class	—	(667)	—

Change in net assets from fund share transactions (Note 7):
Institutional Class	(77,960,103)	(226,348,181)	154,011,663
Institutional Select Class	(2,541,998)	22,814,947	N/A
Financial Intermediary Class	115,338	144,350	37,906

Change in net assets	(27,966,063)	(353,936,266)	202,393,869

Net Assets:
Beginning of year	492,694,104	846,630,370	644,236,501

End of year	$464,728,041	$492,694,104	$846,630,370

Undistributed net investment income	$3,141,406	$2,305,323	$3,777,864

A	For the period April 1, 2008 to December 31, 2008.

N/A—Not applicable

See notes to financial statements.

Annual Report to Shareholders

Financial Highlights

Western Asset Inflation Indexed Plus Bond Portfolio

For a share of each class of capital stock outstanding:

Institutional Class:

	YEAR ENDED DECEMBER 31, 2009		PERIOD ENDED DECEMBER 31, 2008A		YEARS ENDED MARCH 31,
					2008		2007		2006		2005
Net asset value, beginning of year	$9.53		$11.08		$10.43		$10.25		$10.74		$11.24

Investment operations:
Net investment income	.11	B	.44	B	.61	B	.39	B	.54	C	.42	C
Net realized and unrealized gain/(loss)	1.11		(1.32)		.67		.20		(.38)		(.10)

Total from investment operations	1.22		(.88)		1.28		.59		.16		.32

Distributions from:
Net investment income	(.12)		(.47)		(.63)		(.41)		(.56)		(.42)
Net realized gain on investments	—		(.20)		—		—		(.09)		(.40)

Total distributions	(.12)		(.67)		(.63)		(.41)		(.65)		(.82)

Net asset value, end of year	$10.63		$9.53		$11.08		$10.43		$10.25		$10.74

Total returnD	12.86%		(8.32)%		12.77%		5.89%		1.44%		3.27%

Ratios to Average Net Assets:
Total expensesE	.32%		.27	%F	.27%		.29%		.27%		.27%
Expenses net of waivers, if anyE	.30%		.25	%F	.25%		.25%		.25%		.25%
Expenses net of all reductionsE	.30%		.25	%F	.25%		.25%		.25%		.25%
Net investment income	1.1%		5.8	%F	5.8%		3.8%		5.0%		3.8%

Supplemental Data:
Portfolio turnover rate	41.1%		74.4	%G	141.7%		96.4%		177.1%		255.5%
Net assets, end of year (in thousands)	$440,964		$469,959		$846,594		$644,236		$542,532		$461,746

A	For the period April 1, 2008 to December 31, 2008.
B	Computed using average daily shares outstanding.
C	Computed using SEC method.
D

Performance figures may reflect compensating balance credits, fee waivers and/or expense reimbursements. In the absence of compensating balance credits, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

E

Total expenses reflects operating expenses prior to any voluntary expense waivers and/or compensating balance credits. Expenses net of waivers reflects total expenses before compensating balance credits but net of any voluntary expense waivers. Expenses net of all reductions reflects expenses less any compensating balance credits and/or voluntary expense waivers.

F	Annualized.
G	Not annualized.

See notes to financial statements.

Annual Report to Shareholders

For a share of each class of capital stock outstanding:

Institutional Select Class:

	YEAR ENDED DECEMBER 31, 2009	PERIOD ENDED DECEMBER 31, 2008A
Net asset value, beginning of year	$9.53	$9.63

Investment operations:
Net investment income/(loss)B	.18	(.03)
Net realized and unrealized gain/(loss)	1.05	(.07)

Total from investment operations	1.23	(.10)

Distributions from:
Net investment income	(.12)	—

Total distributions	(.12)	—

Net asset value, end of year	$10.64	$9.53

Total returnC	12.99%	(1.04)%

Ratios to Average Net Assets:
Total expensesD	.28%	.24	%E
Expenses net of waivers, if anyD	.25%	.24	%E
Expenses net of all reductionsD	.25%	.24	%E
Net investment income (loss)	1.8%	(10.0	)%E

Supplemental Data:
Portfolio turnover rate	41.1%	74.4	%F
Net assets, end of year (in thousands)	$23,463	$22,573

A	For the period December 18, 2008 (commencement of operations) to December 31, 2008.
B	Computed using average daily shares outstanding.
C

Performance figures may reflect compensating balance credits, fee waivers and/or expense reimbursements. In the absence of compensating balance credits, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

D

Total expenses reflects operating expenses prior to any voluntary expense waivers and/or compensating balance credits. Expenses net of waivers reflects total expenses before compensating balance credits but net of any voluntary expense waivers. Expenses net of all reductions reflects expenses less any compensating balance credits and/or voluntary expense waivers.

E	Annualized.
F	Not annualized.

See notes to financial statements.

Annual Report to Shareholders

Financial Highlights

Western Asset Inflation Indexed Plus Bond Portfolio

For a share of each class of capital stock outstanding:

Financial Intermediary Class:

	YEAR ENDED DECEMBER 31, 2009	PERIOD ENDED DECEMBER 31, 2008A		PERIOD ENDED MARCH 31, 2008B
Net asset value, beginning of year	$9.51	$11.06		$10.02

Investment operations:
Net investment incomeC	.14	.17		.35
Net realized and unrealized gain/(loss)	1.04	(1.06)		1.06

Total from investment operations	1.18	(.89)		1.41

Distributions from:
Net investment income	(.10)	(.46)		(.37)
Net realized gain on investments	—	(.20)		—

Total distributions	(.10)	(.66)		(.37)

Net asset value, end of year	$10.59	$9.51		$11.06

Total returnD	12.53%	(8.47)%		14.29%

Ratios to Average Net Assets:
Total expensesE	.79%	.77	%F	.71	%F
Expenses net of waivers, if anyE	.62%	.52	%F	.48	%F
Expenses net of all reductionsE	.62%	.52	%F	.48	%F
Net investment income	1.4%	2.4	%F	4.1	%F

Supplemental Data:
Portfolio turnover rate	41.1%	74.4	%G	141.7	%G
Net assets, end of year (in thousands)	$301	$162		$36

A	For the period April 1, 2008 to December 31, 2008.
B	For the period June 28, 2007 (commencement of operations) to March 31, 2008.
C	Computed using average daily shares outstanding.
D

Performance figures may reflect compensating balance credits, fee waivers and/or expense reimbursements. In the absence of compensating balance credits, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

E

Total expenses reflects operating expenses prior to any voluntary expense waivers and/or compensating balance credits. Expenses net of waivers reflects total expenses before compensating balance credits but net of any voluntary expense waivers. Expenses net of all reductions reflects expenses less any compensating balance credits and/or voluntary expense waivers.

F	Annualized.
G	Not annualized.

See notes to financial statements.

Annual Report to Shareholders

Management’s Discussion of Fund Performance

Western Asset Intermediate Bond Portfolio

Performance Review

For the twelve months ended December 31, 2009, Institutional Class shares of Western Asset Intermediate Bond Portfolio returned 17.24%. The Fund’s unmanaged benchmark, the Barclays Capital Intermediate U.S. Government/Credit Indexi, returned 5.24% for the same period. The Lipper Short-Intermediate Investment Grade Debt Funds Category Average1 returned 11.84% over the same time frame.

PERFORMANCE SNAPSHOT as of December 31, 2009 (unaudited)

	6 MONTHS	12 MONTHS
Western Asset Intermediate Bond Portfolio:
Institutional Class	7.90%	17.24%
Institutional Select Class	8.02%	17.39%
Barclays Capital Intermediate U.S. Government/Credit Index	3.57%	5.24%
Lipper Short-Intermediate Investment Grade Debt Funds Category Average[1]	5.50%	11.84%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value, investment returns and yields will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.leggmason.com/individualinvestors.

All share class returns assume the reinvestment of all distributions, including returns of capital, if any, at net asset value and the deduction of all Fund expenses. Returns have not been adjusted to include the deduction of taxes that a shareholder would pay on Fund distributions. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

Performance figures reflect expense reimbursements and/or fee waivers, without which the performance would have been lower.

The 30-Day SEC Yields for the period ended December 31, 2009 for Institutional and Institutional Select Class shares were 3.15% and 3.24%, respectively. Absent current expense reimbursements and/or fee waivers, the 30-Day SEC Yields for Institutional and Institutional Select Class shares would have been 3.15% and 3.20%, respectively. The 30-Day SEC Yield is the average annualized net investment income per share for the 30-day period indicated and is subject to change.

TOTAL ANNUAL OPERATING EXPENSES (unaudited)

As of the Fund’s most current prospectus dated July 1, 2009, the gross total operating expense ratios for Institutional and Institutional Select Class shares were 0.47% and 0.51%, respectively.

Actual expenses may be higher. For example, expenses may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Fund expense ratios are more likely to increase when markets are volatile.

As a result of a contractual expense limitation, the ratio of expenses, other than interest, brokerage, taxes, deferred organizational expenses and extraordinary expenses, to average net assets will not exceed 0.45% for Institutional Select Class shares until April 30, 2010.

[1]Lipper,

Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the period ended December 31, 2009, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 152 funds for the six-month period and among the 150 funds for the twelve-month period in the Fund’s Lipper category.

Annual Report to Shareholders

Management’s Discussion of Fund Performance—Continued

Improving market conditions and strong performance in the spread sectors (non-Treasuries) helped the Fund to significantly outperform its benchmark during the reporting period. The largest contributor to the Fund’s relative performance during the reporting period was its overweight exposure to investment grade bonds. In particular, our subordinated Financials holdings were rewarded as their spreads significantly narrowed during the year. Exposure to several “fallen angels” (investment grade corporate bonds that were subsequently downgraded to non-investment grade status) also contributed to performance. Within this area, the Fund’s Financials holdings again produced strong results. Our non-agency mortgage-backed securities (“MBS”) also meaningfully contributed to performance, as they were supported by improvements in the housing market. Elsewhere, our U.S. Treasury Inflation-Protected Securities (“TIPS”)ii and agency MBS benefited results, albeit to a lesser extent.

The portfolio’s shorter durationiii than that of its benchmark modestly contributed to performance as yields rose during the year. In contrast, our yield curveiv positioning detracted from performance. Having an overweight to the longer end of the curve was also not rewarded as long-term rates rose more than their short-term counterparts given concerns for future inflation.

There were a number of adjustments made to the portfolio during the reporting period. We substantially decreased the portfolio’s exposure to agency MBS, finding them less attractive as their spreads had narrowed given the government’s direct purchase of these securities. With the government set to phase out its purchasing program, we determined that more attractive opportunities could be found in other areas of the market. In contrast, we significantly increased the portfolio’s exposure to Treasuries and bank debt issued under the Term Loan Guarantee Program (“TLGP”).

During the reporting period, we utilized Eurodollar futures/options and Treasury futures/options to manage the portfolio’s duration and yield curve exposure. Interest rate swaps/swaptions were used to manage our interest rate exposure throughout the yield curve. We also utilized index credit default swap/swaptions to manage the portfolio’s exposure to the investment grade market, and credit default swaps were used to manage exposure to specific corporate names. Overall, the use of these derivative instruments was positive for performance.

Western Asset Management Company

January 19, 2010

Annual Report to Shareholders

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

The mention of sector breakdowns is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. The information provided regarding such sectors is not a sufficient basis upon which to make an investment decision. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional. Portfolio holdings are subject to change at any time and may not be representative of the portfolio managers’ current or future investments. The Fund’s top five sector holdings (as a percentage of net assets) as of December 31, 2009 were: Corporate Bonds and Notes (39.9%), U.S. Government and Agency Obligations (26.9%), Yankee Bonds (14.0%), Mortgage-Backed Securities (7.3%) and Asset-Backed Securities (2.3%). The Fund’s portfolio composition is subject to change at any time.

RISKS: All investments are subject to risk including the loss of principal. Fixed-income securities involve interest rate, credit, inflation and reinvestment risks. As interest rates rise, the value of fixed-income securities falls. Derivatives, such as options, futures and swaps, can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance. International investments are subject to special risks including social, economic and political uncertainties, which could increase volatility. Asset-backed, mortgage-backed or mortgage-related securities are subject to prepayment and extension risks. Please see the Fund’s prospectus for more information on these and other risks.

All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

[i]

The Barclays Capital Intermediate U.S. Government/Credit Index is a market value weighted performance benchmark for government and corporate fixed-rate debt issues (rated Baa/BBB or higher) with maturities between one and ten years.

ii

U.S. Treasury Inflation-Protected Securities (“TIPS”) are inflation-indexed securities issued by the U.S. Treasury in five-year, ten-year and twenty-year maturities. The principal is adjusted to the Consumer Price Index, the commonly used measure of inflation. The coupon rate is constant, but generates a different amount of interest when multiplied by the inflation-adjusted principal.

iii

Duration is the measure of the price sensitivity of a fixed-income security to an interest rate change of 100 basis points. Calculation is based on the weighted average of the present values for all cash flows.

iv	The yield curve is the graphical depiction of the relationship between the yield on bonds of the same credit quality but different maturities.

Annual Report to Shareholders

Expense Example (Unaudited)

Western Asset Intermediate Bond Portfolio

As a shareholder of the Fund, you may incur two types of costs; (1) transaction costs and (2) ongoing costs, including management fees and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested on July 1, 2009 and held through December 31, 2009. The ending values assume dividends were reinvested at the time they were paid.

Actual Expenses

The first line for each class in the table below provides information about actual account values and actual expenses for the Fund. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account if your shares were held through the entire period.

Hypothetical Example for Comparison Purposes

The second line for each class in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. Because each example is intended to be comparable to the examples provided by other funds, it is based on a hypothetical investment of $1,000 invested on July 1, 2009 and held through December 31, 2009. The ending values assume dividends were reinvested at the time they were paid.

	Beginning Account Value 7/1/09	Ending Account Value 12/31/09	Expenses PaidA During the Period 7/1/09 to 12/31/09
Institutional Class:
Actual	$1,000.00	$1,079.00	$2.52
Hypothetical (5% return before expenses)	1,000.00	1,022.79	2.45
Institutional Select Class:
Actual	$1,000.00	$1,080.20	$2.36
Hypothetical (5% return before expenses)	1,000.00	1,022.94	2.29

A

These calculations are based on expenses incurred from July 1, 2009 to December 31, 2009. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio of 0.48% and 0.45% for the Institutional Class and Institutional Select Class, respectively, multiplied by the average value over the period, multiplied by the number of days in the most recent fiscal half-year then divided by 365.

Annual Report to Shareholders

Performance Information (Unaudited)

Western Asset Intermediate Bond Portfolio

The graphs compare the Fund’s total returns to that of an appropriate broad-based securities market index. The graphs illustrate the cumulative total return of an initial $1,000,000 investment in each of Institutional Class and Institutional Select Class for the periods indicated. The line for the Fund represents the total return after deducting all Fund investment management and other administrative expenses and the transaction costs of buying and selling securities. The line representing the securities market index does not include any transaction costs associated with buying and selling securities in the index or other investment management or administrative expenses.

Total return measures investment performance in terms of appreciation or depreciation in the Fund’s net asset value per share, plus dividends and any capital gain distributions. It assumes that dividends and distributions were reinvested at the time they were paid. Returns (and the graph and table found below) do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Average annual returns tend to smooth out variations in a fund’s return, so that they differ from actual year-to-year results.

Bonds are subject to a variety of risks, including interest rate, credit, and inflation risk.

Growth of a $1,000,000 Investment—Institutional Class

The performance data quoted represent past performance and do not guarantee future results. Current performance may be lower or higher than the performance data quoted. To obtain the most recent month-end performance information, please visit www.westernassetfunds.com. The investment return and principal value of the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Calculations assume reinvestment of all distributions, including returns of capital, if any, at net asset value and the deduction of all Fund expenses. Performance would have been lower if fees had not been waived in various periods.

Annual Report to Shareholders

Performance Information (Unaudited)—Continued

Growth of a $1,000,000 Investment—Institutional Select Class

The performance data quoted represent past performance and do not guarantee future results. Current performance may be lower or higher than the performance data quoted. To obtain the most recent month-end performance information, please visit www.westernassetfunds.com. The investment return and principal value of the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Calculations assume reinvestment of all distributions, including returns of capital, if any, at net asset value and the deduction of all Fund expenses. Performance would have been lower if fees had not been waived in various periods.

Annual Report to Shareholders

Portfolio Composition (Unaudited) (as of December 31, 2009)A

Standard & Poor’s Debt RatingsB (as a percentage of the portfolio)

Maturity Schedule (as a percentage of the portfolio)

A

The pie charts above represent the composition of the Fund’s portfolio as of December 31, 2009 and do not include derivatives such as Futures Contracts, Options Written, and Swaps. The Fund is actively managed. As a result, the composition of the portfolio holdings and sectors are subject to change at any time.

B

Standard & Poor’s Ratings Service provides capital markets with credit ratings for the evaluation and assessment of credit risks. These ratings are the opinions of S&P and not absolute measures of quality or guarantees of performance.

C	Preferred stocks do not have defined maturity dates.

Annual Report to Shareholders

Spread Duration

Western Asset Intermediate Bond Portfolio

December 31, 2009 (Unaudited)

Economic Exposure

Spread duration is defined as the change in value for a 100 basis point change in the spread relative to Treasuries. The spread over Treasuries is the annual risk-premium demanded by investors to hold non-Treasury securities. This chart highlights the market sector exposure of the Fund’s portfolio and the exposure relative to the selected benchmark as of the end of the reporting period.

ABS	—	Asset Backed Securities
BIGCI	—	Barclays Capital Intermediate U.S. Government/Credit Index
HY	—	High Yield
IG Credit	—	Investment Grade Credit
MBS	—	Mortgage Backed Securities

Annual Report to Shareholders

Effective Duration

Western Asset Intermediate Bond Portfolio

December 31, 2009 (Unaudited)

Interest Rate Exposure

Effective duration is defined as the change in value for a 100 basis point change in Treasury yields. This chart highlights the interest rate exposure of the Fund’s portfolio relative to the selected benchmark as of the end of the reporting period.

ABS	—	Asset Backed Security
BIGCI	—	Barclays Capital Intermediate U.S. Government/Credit Index
HY	—	High Yield
IG Credit	—	Investment Grade Credit
MBS	—	Mortgage Backed Securities

Annual Report to Shareholders

Portfolio of Investments

Western Asset Intermediate Bond Portfolio

December 31, 2009

	% OF NET ASSETS	RATE	MATURITY DATE	PAR/ SHARES	VALUE

Long-Term Securities	93.0%

Corporate Bonds and Notes	39.9%

Aerospace and Defense	0.3%
The Boeing Co.		1.875%	11/20/12	$300,000	$296,658
The Boeing Co.		6.000%	3/15/19	1,250,000	1,356,455

					1,653,113

Airlines	0.4%
Continental Airlines Inc.		6.545%	2/2/19	775,366	759,859
US Airways Pass-Through Trust		6.850%	1/30/18	1,367,674	1,121,493

					1,881,352

Automobiles	0.1%
Motors Liquidation Co.		8.375%	7/15/33	1,178,000	318,060	A

Beverages	0.6%
Anheuser-Busch InBev Worldwide Inc.		5.375%	1/15/20	1,200,000	1,224,311	B
Bottling Group LLC		6.950%	3/15/14	1,310,000	1,507,296

					2,731,607

Capital Markets	3.1%
Goldman Sachs Capital II		5.793%	12/29/49	5,010,000	3,882,750	C
Goldman Sachs Capital III		1.026%	9/29/49	2,590,000	1,703,702	D
Goldman Sachs Group Inc. Senior Notes		6.000%	5/1/14	70,000	76,564
Lehman Brothers Holdings Capital Trust VII		5.857%	12/31/49	6,200,000	1,860	A,C
Lehman Brothers Holdings E-Capital Trust I		3.850%	8/19/65	360,000	108	A,D
Lehman Brothers Holdings Inc.		5.625%	1/24/13	600,000	123,000	A
Lehman Brothers Holdings Inc.		6.500%	7/19/17	30,000	9	A
Merrill Lynch and Co. Inc.		0.498%	2/5/10	480,000	480,156	D
Merrill Lynch and Co. Inc.		5.700%	5/2/17	1,500,000	1,470,258
Morgan Stanley		5.550%	4/27/17	1,180,000	1,185,224
Morgan Stanley		7.300%	5/13/19	2,100,000	2,358,153
State Street Corp.		4.300%	5/30/14	820,000	848,543
The Bear Stearns Cos. Inc.		6.400%	10/2/17	1,450,000	1,580,617
The Bear Stearns Cos. Inc.		7.250%	2/1/18	1,110,000	1,274,117

					14,985,061

Chemicals	0.7%
Lubrizol Corp.		8.875%	2/1/19	1,130,000	1,404,911
The Dow Chemical Co.		6.000%	10/1/12	1,770,000	1,904,001

					3,308,912

Annual Report to Shareholders

	% OF NET ASSETS	RATE	MATURITY DATE	PAR/ SHARES	VALUE

Corporate Bonds and Notes—Continued

Commercial Banks	1.9%
BB&T Corp.		3.850%	7/27/12	$750,000	$776,291
Comerica Capital Trust II		6.576%	2/20/37	960,000	768,000	C
SunTrust Capital VIII		6.100%	12/15/36	550,000	383,084	C
U.S. Bancorp		4.200%	5/15/14	1,050,000	1,089,943
Wachovia Capital Trust III		5.800%	3/15/49	708,000	541,620	C
Wells Fargo and Co.		3.750%	10/1/14	3,530,000	3,519,601
Wells Fargo Capital X		5.950%	12/15/36	2,500,000	2,175,000

					9,253,539

Consumer Finance	4.9%
American Express Co.		8.125%	5/20/19	550,000	651,783
American Express Credit Corp.		5.125%	8/25/14	3,240,000	3,414,095
Caterpillar Financial Services Corp. Series 2009		1.900%	12/17/12	1,370,000	1,364,656
FIA Card Services N.A.		7.125%	11/15/12	1,330,000	1,447,786
GMAC LLC		2.200%	12/19/12	11,160,000	11,228,433
GMAC LLC		7.500%	12/31/13	390,000	376,350	B
GMAC LLC		6.750%	12/1/14	955,000	907,250	B
GMAC LLC		8.000%	12/31/18	325,000	286,000	B
Nelnet Inc.		7.400%	9/29/36	1,250,000	910,389	C
SLM Corp.		8.450%	6/15/18	3,000,000	2,960,259

					23,547,001

Diversified Financial Services	8.1%
AGFC Capital Trust I		6.000%	1/15/67	700,000	245,000	B,C
BAC Capital Trust XIV		5.630%	12/31/49	50,000	34,500	C
Bank of America Corp.		8.000%	12/29/49	1,420,000	1,367,091	C
Citigroup Funding Inc.		2.250%	12/10/12	13,850,000	13,958,722
Citigroup Inc.		6.375%	8/12/14	1,110,000	1,162,067
Citigroup Inc.		5.500%	10/15/14	470,000	475,890
Citigroup Inc.		6.010%	1/15/15	280,000	285,907
Citigroup Inc.		8.500%	5/22/19	5,680,000	6,558,997
General Electric Capital Corp.		5.900%	5/13/14	2,390,000	2,583,762
General Electric Capital Corp.		5.625%	5/1/18	2,000,000	2,049,482
General Electric Capital Corp.		6.000%	8/7/19	220,000	228,365
General Electric Capital Corp.		6.375%	11/15/67	2,855,000	2,476,712	C
ILFC E-Capital Trust I		5.900%	12/21/65	250,000	130,000	B,C
JPMorgan Chase Capital XXII		6.450%	2/2/37	2,600,000	2,386,114	C
Private Export Funding Corp.		3.550%	4/15/13	1,640,000	1,714,545
TNK-BP Finance SA		6.125%	3/20/12	210,000	215,250	B
ZFS Finance USA Trust II		6.450%	12/15/65	2,060,000	1,833,400	B,C
ZFS Finance USA Trust III		1.404%	12/15/65	1,570,000	1,271,700	B,D

					38,977,504

Annual Report to Shareholders

Portfolio of Investments—Continued

Western Asset Intermediate Bond Portfolio—Continued

	% OF NET ASSETS	RATE	MATURITY DATE	PAR/ SHARES	VALUE

Corporate Bonds and Notes—Continued

Diversified Telecommunication Services	0.8%
AT&T Inc.		5.600%	5/15/18	$720,000	$754,530
Embarq Corp.		7.082%	6/1/16	1,380,000	1,524,318
Qwest Corp.		8.875%	3/15/12	1,510,000	1,623,250

					3,902,098

Electric Utilities	1.0%
Duke Energy Corp.		6.250%	1/15/12	1,078,000	1,165,450
Duke Energy Corp.		6.300%	2/1/14	750,000	824,714
FirstEnergy Corp.		7.375%	11/15/31	140,000	151,746
FirstEnergy Solutions Corp.		4.800%	2/15/15	1,510,000	1,541,246
MidAmerican Energy Holdings Co.		5.875%	10/1/12	827,000	900,679
Pacific Gas and Electric Co.		4.800%	3/1/14	70,000	74,340

					4,658,175

Energy Equipment and Services	0.2%
Baker Hughes Inc.		7.500%	11/15/18	890,000	1,062,379

Food and Staples Retailing	0.5%
The Kroger Co.		3.900%	10/1/15	865,000	869,721
Wal-Mart Stores Inc.		4.250%	4/15/13	930,000	986,048
Walgreen Co.		5.250%	1/15/19	540,000	573,053

					2,428,822

Health Care Equipment and Supplies	0.5%
Baxter International Inc.		5.900%	9/1/16	500,000	550,857
Hospira Inc.		5.550%	3/30/12	1,700,000	1,811,972

					2,362,829

Health Care Providers and Services	0.6%
HCA Inc.		8.750%	9/1/10	822,000	841,523
Universal Health Services Inc.		6.750%	11/15/11	1,720,000	1,834,973
WellPoint Inc.		5.875%	6/15/17	100,000	103,025

					2,779,521

Independent Power Producers and Energy Traders	0.3%
TXU Corp.		5.550%	11/15/14	2,480,000	1,758,811

Insurance	2.3%
Allstate Life Global Funding Trust		5.375%	4/30/13	1,900,000	2,028,201
American International Group Inc.		5.850%	1/16/18	250,000	205,132

Annual Report to Shareholders

	% OF NET ASSETS	RATE	MATURITY DATE	PAR/ SHARES	VALUE

Corporate Bonds and Notes—Continued

Insurance—Continued
American International Group Inc.		8.250%	8/15/18	$500,000	$469,425
Genworth Life Insurance Co.		5.875%	5/3/13	1,520,000	1,505,846	B
MetLife Capital Trust IV		7.875%	12/15/37	3,100,000	3,084,500	B
MetLife Inc.		6.400%	12/15/36	70,000	61,250	C
Metropolitan Life Global Funding I		2.875%	9/17/12	1,460,000	1,471,457	B
Teachers Insurance & Annuity Association of America		6.850%	12/16/39	330,000	341,133	B
The Travelers Cos. Inc.		6.250%	3/15/37	2,370,000	2,159,046	C

					11,325,990

Media	1.5%
Comcast Corp.		6.500%	1/15/17	2,150,000	2,380,188
News America Inc.		6.650%	11/15/37	70,000	73,942
Reed Elsevier Capital Inc.		7.750%	1/15/14	580,000	660,345
Time Warner Cable Inc.		6.200%	7/1/13	40,000	43,938
Time Warner Cable Inc.		8.250%	2/14/14	2,140,000	2,501,114
Time Warner Inc.		5.500%	11/15/11	70,000	74,317
Time Warner Inc.		6.875%	5/1/12	1,248,000	1,366,239

					7,100,083

Metals and Mining	0.3%
Alcoa Inc.		6.000%	7/15/13	1,230,000	1,295,721

Multi-Utilities	0.5%
Dominion Resources Inc.		4.750%	12/15/10	50,000	51,467
Dominion Resources Inc.		5.700%	9/17/12	1,046,000	1,130,318
Dominion Resources Inc.		8.875%	1/15/19	1,160,000	1,445,609

					2,627,394

Multiline Retail	0.6%
Federated Retail Holdings Inc.		5.350%	3/15/12	1,050,000	1,072,312
JC Penney Corp. Inc.		5.750%	2/15/18	610,000	601,613
May Department Stores Co.		5.750%	7/15/14	1,470,000	1,473,675

					3,147,600

Oil, Gas and Consumable Fuels	5.1%
Anadarko Petroleum Corp.		5.950%	9/15/16	2,200,000	2,379,733
ConocoPhillips		5.200%	5/15/18	2,830,000	2,968,585
ConocoPhillips		5.750%	2/1/19	580,000	634,837
Devon Energy Corp.		6.300%	1/15/19	1,800,000	2,004,223
Enbridge Energy Partners LP		9.875%	3/1/19	590,000	747,083

Annual Report to Shareholders

Portfolio of Investments—Continued

Western Asset Intermediate Bond Portfolio—Continued

	% OF NET ASSETS	RATE	MATURITY DATE	PAR/ SHARES	VALUE

Corporate Bonds and Notes—Continued

Oil, Gas and Consumable Fuels—Continued
Energy Transfer Partners LP		9.700%	3/15/19	$800,000	$988,082
Energy Transfer Partners LP		9.000%	4/15/19	500,000	595,990
Enterprise Products Operating LLP		6.300%	9/15/17	2,150,000	2,314,524
Kinder Morgan Energy Partners LP		6.000%	2/1/17	2,150,000	2,257,315
Noble Energy Inc.		8.250%	3/1/19	340,000	406,770
Pemex Project Funding Master Trust		5.750%	3/1/18	190,000	192,114
Sonat Inc.		7.625%	7/15/11	2,454,000	2,529,340
The Williams Cos. Inc.		7.125%	9/1/11	600,000	641,224
The Williams Cos. Inc.		8.125%	3/15/12	1,540,000	1,683,935
The Williams Cos. Inc.		7.875%	9/1/21	720,000	825,854
XTO Energy Inc.		7.500%	4/15/12	859,000	957,813
XTO Energy Inc.		6.250%	4/15/13	1,645,000	1,811,744
XTO Energy Inc.		5.650%	4/1/16	500,000	546,466

					24,485,632

Paper and Forest Products	0.4%
Willamette Industries Inc.		7.125%	7/22/13	1,839,000	1,801,628

Pharmaceuticals	1.1%
Abbott Laboratories		5.125%	4/1/19	1,270,000	1,328,380
GlaxoSmithKline Capital Inc.		5.650%	5/15/18	1,690,000	1,822,822
Pfizer Inc.		6.200%	3/15/19	1,190,000	1,322,830
Roche Holdings Inc.		6.000%	3/1/19	650,000	714,253	B

					5,188,285

Thrifts and Mortgage Finance	1.7%
Countrywide Financial Corp.		5.800%	6/7/12	4,400,000	4,670,648
US Central Federal Credit Union		1.900%	10/19/12	3,500,000	3,497,263

					8,167,911

Tobacco	0.5%
Philip Morris International Inc.		5.650%	5/16/18	970,000	1,020,033
Reynolds American Inc.		7.250%	6/1/13	1,160,000	1,265,588

					2,285,621

Wireless Telecommunication Services	1.9%
Cellco Partnership/Verizon Wireless Capital LLC		5.550%	2/1/14	3,000,000	3,255,834
New Cingular Wireless Services Inc.		8.125%	5/1/12	3,000,000	3,389,799
Sprint Capital Corp.		8.375%	3/15/12	2,669,000	2,762,415

					9,408,048

Total Corporate Bonds and Notes (Cost—$194,774,058)					192,442,697

Annual Report to Shareholders

	% OF NET ASSETS	RATE	MATURITY DATE	PAR/ SHARES	VALUE

Asset-Backed Securities	2.3%

Fixed Rate Securities	1.3%
ABFS Mortgage Loan Trust 2002-3		4.763%	9/15/33	$37,060	$35,532	C
Citibank Credit Card Issuance Trust 2009-A5 A5		2.250%	12/23/14	2,840,000	2,806,204
Conseco Finance Securitizations Corp. 2000-4		8.310%	5/1/32	529,554	412,517
Hertz Vehicle Financing LLC 2009-2A A1		4.260%	3/25/14	1,980,000	1,973,157	B
Hertz Vehicle Financing LLC 2009-2A A2		5.290%	3/25/16	480,000	478,916	B
UCFC Home Equity Loan 1998-D		6.905%	4/15/30	618,201	521,088

					6,227,414

Indexed SecuritiesD	1.0%
AFC Home Equity Loan Trust 2003-3		0.581%	10/25/30	607,984	328,129	B,E
Bear Stearns Asset Backed Securities Trust 2007-HE6 1A1		1.481%	6/25/37	2,041,594	1,268,142
Countrywide Asset-Backed Certificates 2002-BC1		0.891%	4/25/32	294,843	143,620
Countrywide Asset-Backed Certificates 2005-6 M1		0.721%	12/25/35	1,950,000	1,712,246
Indymac Home Equity Loan Asset-Backed Trust 2001-A		0.491%	3/25/31	165,090	86,806
MSDWCC Heloc Trust 2003-1		0.771%	11/25/15	369,241	238,820
Nelnet Student Loan Trust 2008-4 A4		1.762%	4/25/24	1,140,000	1,190,154

					4,967,917

Total Asset-Backed Securities (Cost—$12,390,930)					11,195,331
Foreign Government Obligations	0.7%
Province of Ontario		4.000%	10/7/19	3,600,000	3,447,155	F

Total Foreign Government Obligations (Cost—$3,593,928)					3,447,155
Mortgage-Backed Securities	7.3%

Fixed Rate Securities	2.3%
CS First Boston Mortgage Securities Corp. 2005-9 3A1		6.000%	10/25/35	1,645,697	1,249,187
Fannie Mae Grantor Trust 2002-T3		5.763%	12/25/11	3,663,449	3,912,924	G
Prime Mortgage Trust 2006-DR1 2A2		6.000%	11/25/36	1,608,697	1,349,797	B
Residential Asset Securitization Trust 2003-A14		4.750%	2/25/19	1,871,851	1,806,336
Virginia Housing Development Mortgage Bonds Pass-Through Certificates 2006		6.000%	6/25/34	2,855,114	2,685,121

					11,003,365

Annual Report to Shareholders

Portfolio of Investments—Continued

Western Asset Intermediate Bond Portfolio—Continued

	% OF NET ASSETS	RATE	MATURITY DATE	PAR/ SHARES	VALUE

Mortgage-Backed Securities—Continued

Indexed SecuritiesD	3.0%
Bayview Commercial Asset Trust 2005-1A A2		0.581%	4/25/35	$1,198,262	$832,202	B
Citigroup Mortgage Loan Trust Inc. 2005-11 A3		4.900%	12/25/35	2,080,539	1,569,014
Countrywide Home Loans 2004-R1 1AF		0.631%	11/25/34	510,104	381,321	B
Countrywide Home Loans 2006-R2 AF1		0.651%	7/25/36	848,824	639,802	B
First Horizon Mortgage Pass-Through Trust 2003-AR2 2A1		3.148%	7/25/33	1,090,772	995,760
GMAC Mortgage Corp. Loan Trust 2005-AR5 3A1		5.020%	9/19/35	1,045,796	862,524
GSMPS Mortgage Loan Trust 2005-RP1 1AF		0.581%	1/25/35	391,013	304,306	B
IndyMac Inda Mortgage Loan Trust 2007-AR7 1A1		6.158%	11/25/37	2,300,139	1,595,809
MASTR Adjustable Rate Mortgages Trust 2004-13		3.096%	11/21/34	6,815,190	5,530,357
MASTR Reperforming Loan Trust 2005-2 1A1F		0.581%	5/25/35	339,238	269,226	B
Structured Asset Mortgage Investments Inc. 2004-AR8 A1		0.573%	5/19/35	1,443,045	1,022,695
Structured Asset Securities Corp. 2005-RF2 A		0.581%	4/25/35	926,362	714,906	B

					14,717,922

Variable Rate SecuritiesH	2.0%
Banc of America Funding Corp. 2005-B		5.058%	4/20/35	1,584,540	1,051,372
Bear Stearns Alt-A Trust 2005-2		4.179%	4/25/35	1,173,790	760,553
Citigroup Mortgage Loan Trust Inc. 2005-8 1A1A		5.259%	10/25/35	1,351,442	951,652
Countrywide Home Loans 2004-20		3.119%	9/25/34	418,692	281,773
JP Morgan Mortgage Trust 2004-A3 SF3		4.572%	6/25/34	1,294,583	1,238,223
Merrill Lynch Mortgage Investors Inc. 2005-A2		4.258%	2/25/35	1,072,051	930,794
Merrill Lynch Mortgage Investors Trust 2004-A1 2A1		3.789%	2/25/34	1,220,143	1,185,636
MLCC Mortgage Investors Inc. 2005-1 2A1		4.434%	4/25/35	448,919	384,999
MLCC Mortgage Investors Inc. 2005-1 2A2		4.434%	4/25/35	1,397,009	1,187,033
SACO I Trust 2007-VA1 A		8.965%	6/25/21	1,519,256	1,542,581	B
WaMu Mortgage Pass-Through Certificates 2004-AR11		2.896%	10/25/34	231,438	203,094

					9,717,710

Total Mortgage-Backed Securities (Cost—$40,405,592)					35,438,997

Annual Report to Shareholders

	% OF NET ASSETS	RATE	MATURITY DATE	PAR/ SHARES	VALUE

Municipal Bonds	0.1%

California	0.1%
State of California Series 2009		6.200%	10/1/19	$450,000	$434,214

Total Municipal Bonds (Cost—$454,667)					434,214
U.S. Government and Agency Obligations	26.9%

Fixed Rate Securities	20.5%
Fannie Mae		7.250%	1/15/10	162,000	162,361	G
Fannie Mae		6.250%	2/1/11	1,900,000	1,996,083	G
Fannie Mae		5.250%	8/1/12	4,420,000	4,716,715	G
Fannie Mae		4.625%	5/1/13	1,590,000	1,672,728	G
Fannie Mae		2.625%	11/20/14	5,420,000	5,377,973	G
Fannie Mae		5.000%	2/13/17	6,530,000	7,088,295	G
Fannie Mae		0.000%	10/9/19	6,820,000	3,703,260	G,I
Farmer Mac		4.875%	4/4/12	2,561,000	2,753,198
Farmer Mac		3.000%	9/22/14	120,000	120,384
Farmer Mac		5.125%	4/19/17	3,350,000	3,491,387	B
Freddie Mac		2.000%	2/25/11	7,520,000	7,534,235	G
Tennessee Valley Authority		5.625%	1/18/11	373,000	392,362
Tennessee Valley Authority		6.790%	5/23/12	2,747,000	3,077,478
Tennessee Valley Authority		5.980%	4/1/36	70,000	74,418
Tennessee Valley Authority		5.250%	9/15/39	1,090,000	1,080,032
United States Treasury Bonds		4.500%	8/15/39	1,960,000	1,915,594
United States Treasury Notes		1.125%	12/15/12	3,800,000	3,739,124
United States Treasury Notes		2.125%	11/30/14	11,440,000	11,169,215
United States Treasury Notes		4.000%	2/15/15	4,710,000	5,005,845
United States Treasury Notes		2.750%	11/30/16	15,540,000	14,960,886
United States Treasury Notes		3.250%	12/31/16	8,610,000	8,537,349
United States Treasury Notes		3.375%	11/15/19	10,640,000	10,234,403

					98,803,325

Indexed SecuritiesD	5.2%
Freddie Mac		0.189%	5/4/11	25,200,000	25,222,302	G

Treasury Inflation-Protected SecuritiesJ	1.2%
United States Treasury Inflation-Protected Security		2.375%	1/15/25	1,575,717	1,662,627	K
United States Treasury Inflation-Protected Security		1.750%	1/15/28	2,620,924	2,513,220	K
United States Treasury Inflation-Protected Security		2.500%	1/15/29	1,459,933	1,565,892

					5,741,739

Total U.S. Government and Agency Obligations (Cost—$130,235,403)					129,767,366

Annual Report to Shareholders

Portfolio of Investments—Continued

Western Asset Intermediate Bond Portfolio—Continued

	% OF NET ASSETS	RATE	MATURITY DATE	PAR/ SHARES	VALUE

U.S. Government Agency Mortgage-Backed Securities	1.7%

Fixed Rate Securities	N.M.
Fannie Mae		8.000%	9/1/15	$21,466	$23,139	G
Fannie Mae		9.500%	4/15/21	23,660	27,017	G
Freddie Mac		9.300%	4/15/19	30,617	33,746	G

					83,902

Indexed SecuritiesD	1.7%
Fannie Mae		3.195%	3/1/18	13,393	13,597	G
Fannie Mae		3.896%	12/1/34	419,388	430,337	G
Fannie Mae		4.352%	1/1/35	2,405,753	2,472,237	G
Fannie Mae		4.232%	3/1/35	530,523	544,915	G
Fannie Mae		4.760%	4/1/35	624,645	645,904	G
Freddie Mac		3.359%	1/1/19	6,492	6,464	G
Freddie Mac		3.174%	12/1/34	899,756	921,248	G
Freddie Mac		4.361%	12/1/34	149,597	153,257	G
Freddie Mac		3.834%	1/1/35	161,320	167,186	G
Freddie Mac		3.965%	1/1/35	267,349	274,517	G
Freddie Mac		3.444%	7/1/35	2,264,876	2,328,061	G

					7,957,723

Stripped Securities	N.M.
Fannie Mae		0.000%	5/25/22	3,259	3,066	G,L2,M
Freddie Mac		10.000%	3/1/21	3,170	729	G,L1,M

					3,795

Total U.S. Government Agency Mortgage-Backed Securities (Cost—$7,840,206)					8,045,420
Yankee BondsF	14.0%

Aerospace and Defense	0.2%
Systems 2001 Asset Trust		6.664%	9/15/13	802,471	820,943	B

Beverages	0.2%
Diageo Capital PLC		7.375%	1/15/14	1,050,000	1,214,654

Capital Markets	0.5%
NIBC Bank NV		2.800%	12/2/14	2,530,000	2,461,897	B

Commercial Banks	6.7%
Achmea Hypotheekbank NV		3.200%	11/3/14	3,690,000	3,682,856	B
ANZ National (Int’l) Ltd.		2.375%	12/21/12	1,590,000	1,578,418	B

Annual Report to Shareholders

	% OF NET ASSETS	RATE	MATURITY DATE	PAR/ SHARES	VALUE

Yankee Bonds—Continued

Commercial Banks—Continued
Barclays Bank PLC		5.200%	7/10/14	$310,000	$328,603
Barclays Bank PLC		6.050%	12/4/17	960,000	976,994	B
Barclays Bank PLC		10.179%	6/12/21	720,000	929,282	B
Barclays Bank PLC		7.434%	9/29/49	390,000	354,900	B,C
BNP Paribas		2.125%	12/21/12	700,000	696,387
Commonwealth Bank of Australia		2.900%	9/17/14	4,630,000	4,553,258	B
Commonwealth Bank of Australia		3.750%	10/15/14	650,000	651,581	B
Credit Agricole SA		8.375%	12/31/49	1,350,000	1,431,000	B,C
Glitnir Banki Hf		5.815%	1/21/11	4,430,000	930,300	A,B,D,M
Glitnir Banki Hf		6.329%	7/28/11	120,000	25,200	A,B,D,M
Glitnir Banki Hf		5.678%	1/18/12	100,000	21,000	A,B,D,M
Glitnir Banki Hf		6.375%	9/25/12	1,980,000	415,800	A,B,M
Glitnir Banki Hf		6.693%	6/15/16	910,000	91	A,B,C,M
Kaupthing Bank Hf		5.750%	10/4/11	4,090,000	1,012,275	A,B,M
Kaupthing Bank Hf		7.625%	2/28/15	1,590,000	393,525	A,B,M
Landsbanki Islands Hf		6.100%	8/25/11	2,330,000	104,850	A,B,M
Landsbanki Islands Hf		7.431%	12/31/49	1,830,000	183	A,B,C,M
Nordea Bank AB		3.700%	11/13/14	900,000	898,265	B
Rabobank Nederland NV		11.000%	12/29/49	745,000	908,344	B,C
Royal Bank of Scotland Group PLC		6.400%	10/21/19	1,170,000	1,166,244
Royal Bank of Scotland Group PLC		9.118%	3/31/49	2,431,000	2,224,365
RSHB Capital SA		6.299%	5/15/17	270,000	271,890	B
Santander Issuances		5.805%	6/20/16	1,030,000	957,900	B,C
Shinsei Finance Cayman Ltd.		6.418%	1/29/49	3,275,000	1,907,688	B,C
Swedbank AB		0.734%	1/14/13	2,400,000	2,393,009	B,D
Westpac Banking Corp.		3.250%	12/16/11	1,610,000	1,662,212	B
Westpac Banking Corp.		2.500%	5/25/12	1,710,000	1,733,803	B

					32,210,223

Consumer Finance	0.1%
Aiful Corp.		5.000%	8/10/10	601,000	516,860	B

Diversified Financial Services	0.7%
CDP Financial Inc.		4.400%	11/25/19	890,000	852,522	B
MUFG Capital Finance 1 Ltd.		6.346%	7/29/49	1,872,000	1,703,793	C
TNK-BP Finance SA		6.875%	7/18/11	703,000	725,848	B

					3,282,163

Diversified Telecommunication Services	1.7%
Deutsche Telekom International Finance BV		5.750%	3/23/16	1,800,000	1,911,335

Annual Report to Shareholders

Portfolio of Investments—Continued

Western Asset Intermediate Bond Portfolio—Continued

	% OF NET ASSETS	RATE	MATURITY DATE	PAR/ SHARES	VALUE

Yankee Bonds—Continued

Diversified Telecommunication Services—Continued
Telecom Italia Capital SpA		5.250%	10/1/15	$1,400,000	$1,463,766
Telecom Italia Capital SpA		6.999%	6/4/18	1,350,000	1,485,393
Telefonica Emisiones S.A.U.		0.609%	2/4/13	3,570,000	3,514,479	D

					8,374,973

Energy Equipment and Services	0.4%
Transocean Inc.		5.250%	3/15/13	1,670,000	1,789,637

Foreign Government	N.M.
Russian Federation		7.500%	3/31/30	16,660	18,805

Industrial Conglomerates	0.3%
Tyco International Group SA		6.000%	11/15/13	1,358,000	1,487,532

Insurance	0.8%
Merna Reinsurance Ltd.		2.033%	6/30/12	1,300,000	1,280,630	B,D
Suncorp-Metway Ltd.		1.784%	7/16/12	2,350,000	2,430,008	B,D

					3,710,638

Media	0.2%
WPP Finance		8.000%	9/15/14	890,000	1,012,161

Metals and Mining	1.3%
BHP Billiton Finance USA Ltd.		6.500%	4/1/19	1,000,000	1,147,057
Rio Tinto Finance USA Ltd.		8.950%	5/1/14	2,960,000	3,546,971	N
Vale Overseas Ltd.		6.250%	1/23/17	1,390,000	1,449,931

					6,143,959

Oil, Gas and Consumable Fuels	0.8%
Anadarko Finance Co.		6.750%	5/1/11	720,000	760,847
Gazprom		6.212%	11/22/16	120,000	114,900	B
Petrobras International Finance Co.		5.750%	1/20/20	1,233,000	1,254,315
Petroleos Mexicanos		8.000%	5/3/19	1,720,000	1,990,900

					4,120,962

Wireless Telecommunication Services	0.1%
America Movil SA de CV		5.625%	11/15/17	450,000	465,903

Total Yankee Bonds (Cost—$81,257,140)					67,631,310

Annual Report to Shareholders

	% OF NET ASSETS	RATE	MATURITY DATE	PAR/ SHARES		VALUE

Preferred Stocks	0.1%
Fannie Mae		8.250%		61,925	shs	$68,117	G,O
Freddie Mac		8.375%		84,900		89,145	G,O
GMAC Inc.		7.000%		238		156,872	B,O
Home Ownership Funding Corp.		1.000%		600		57,649	B,E,M
Home Ownership Funding Corp. II		1.000%		1,800		172,946	B,E,M

Total Preferred Stocks (Cost—$5,672,235)						544,729

Total Long-Term Securities (Cost—$476,624,159)						448,947,219
Short-Term Securities	6.4%

U.S. Government and Agency Obligations	0.4%
Fannie Mae		0.330%	2/1/10	$2,250,000		2,249,775	G,K,Q

Options Purchased	0.1%
Eurodollar Futures Put, March 2010, Strike Price $99.13				164	P	4,100
U.S. Treasury Note Futures Call, February 2010, Strike Price $116.50				217	P	77,985
U.S. Treasury Note Futures Put, February 2010, Strike Price $116.50				149	P	209,531

						291,616

Repurchase Agreement	5.9%
Morgan Stanley repurchase agreement dated 12/31/09, 0.005% due 1/4/10; Proceeds at maturity—$28,356,016; (Fully collateralized by U.S. government agency obligation, 3.125% due 9/29/14; Market value—$28,923,127)				28,356,000		28,356,000

Total Short-Term Securities (Cost—$30,872,774)						30,897,391
Total Investments (Cost—$507,496,933#)	99.4%					479,844,610
Other Assets Less Liabilities	0.6%					2,877,422

Net Assets	100.0%					$482,722,032

Annual Report to Shareholders

Portfolio of Investments—Continued

Western Asset Intermediate Bond Portfolio—Continued

	EXPIRATION	ACTUAL CONTRACTS	APPRECIATION/ (DEPRECIATION)
Futures Contracts PurchasedR
Eurodollar Futures	December 2011	184	$977
U.S. Treasury Bond Futures	March 2010	28	(127,717)
U.S. Treasury Note Futures	March 2010	73	(74,332)
U.S. Treasury Note Futures	March 2010	529	(990,282)

			$(1,191,354)

Futures Contracts WrittenR
Eurodollar Futures	December 2010	184	$(51,723)
U.S. Treasury Note Futures	March 2010	72	143,250

			$91,527

Options WrittenR
Eurodollar Futures Call, Strike Price $99.25	September 2010	106	$23,905
Eurodollar Futures Call, Strike Price $98.75	September 2010	209	18,096
Eurodollar Futures Call, Strike Price $99.38	June 2010	153	16,578
Eurodollar Futures Put, Strike Price $98.75	September 2010	294	12,207
Eurodollar Futures Put, Strike Price $99.38	June 2010	153	(9,647)
Eurodollar Futures Put, Strike Price $98.50	March 2010	164	67,205
U.S. Treasury Note Futures Call, Strike Price $118.00	February 2010	217	29,764
U.S. Treasury Note Futures Put, Strike Price $115.00	February 2010	149	(79,641)

			$78,467

N.M.—Not Meaningful.

A	The coupon payment on these securities is currently in default as of December 31, 2009.
B

Rule 144a Security – A security purchased pursuant to Rule 144a under the Securities Act of 1933 which may not be resold subject to that rule except to qualified institutional buyers. These securities, which the Fund’s investment adviser has determined to be liquid, unless otherwise noted, represent 13.11% of net assets.

C

Stepped Coupon Security – A security with a predetermined schedule of interest or dividend rate changes at which time it begins to accrue interest or pay dividends according to the predetermined schedule.

D

Indexed Security – The rates of interest earned on these securities are tied to the London Interbank Offered Rate (“LIBOR”), the Euro Interbank Offered Rate (“EURIBOR”) Index, the Consumer Price Index (“CPI”), the one-year Treasury Bill Rate or the ten-year Japanese Government Bond Rate. The coupon rates are the rates as of December 31, 2009.

E	Security is valued in good faith at fair value by or under the direction of the Board of Directors.
F	Yankee Bond – A dollar-denominated bond issued in the U.S. by foreign entities.
G	On September 7, 2008, the Federal Housing Finance Agency placed Fannie Mae (FNMA) and Freddie Mac (FHLMC) into conservatorship.
H	The coupon rates shown on variable rate securities are the rates at December 31, 2009. These rates vary with the weighted average coupon of the underlying loans.
I	Zero coupon bond – A bond with no periodic interest payments which is sold at such a discount as to produce a current yield to maturity.
J

Treasury Inflation-Protected Security –Treasury security whose principal value is adjusted daily in accordance with changes to the Consumer Price Index for All Urban Consumers. Interest is calculated on the basis of the current adjusted principal value.

K	All or a portion of this security is collateral to cover futures and options contracts written.
L

Stripped Security – Security with interest-only or principal-only payment streams, denoted by a 1 or 2, respectively. For interest-only securities, the amount shown as principal is the notional balance used to calculate the amount of interest due.

M	Illiquid security.
N	Credit Linked Security – The rates of interest earned on these securities are tied to the credit rating assigned by Standard & Poor’s Rating Service and/or Moody’s Investors Services.
O	Non-income producing.
P	Par represents actual number of contracts.

Annual Report to Shareholders

Q	Rate shown represents yield-to-maturity.
R	Options written and futures are described in more detail in the notes to financial statements.
#	Aggregate cost for federal income tax purposes is $508,033,027.

See notes to financial statements.

Annual Report to Shareholders

Statement of Assets and Liabilities

Western Asset Intermediate Bond Portfolio

December 31, 2009

Assets:
Investment securities at value (Cost—$476,624,159)		$448,947,219
Short-term securities at value (Cost—$30,872,774)		30,897,391
Cash		6,532
Interest receivable		4,176,311
Restricted cash pledged as collateral for swaps		700,000
Receivable for fund shares sold		524,976
Premiums paid on open swaps		298,380
Unrealized appreciation of swaps		43,900
Amounts receivable for open swaps		3,406

Total assets		485,598,115

Liabilities:
Unrealized depreciation of swaps	$1,033,406
Options written (Proceeds—$823,626)	745,159
Income distribution payable	413,810
Accrued management fee	159,992
Futures variation margin payable	159,376
Premiums received on open swaps	129,868
Payable for fund shares repurchased	107,736
Amounts payable for open swaps	4,819
Accrued expenses	121,917

Total liabilities		2,876,083

Net Assets		$482,722,032

Net assets consist of:
Accumulated paid-in-capital (Note 7)		$513,429,806
Undistributed net investment income		997,685
Accumulated net realized loss on investments, options, futures and swaps		(2,042,270)
Net unrealized depreciation of investments, options, futures and swaps		(29,663,189)

Net Assets		$482,722,032

Net Asset Value Per Share:
Institutional Class (40,989,151 shares outstanding)		$10.31
Institutional Select Class (5,830,908 shares outstanding)		$10.31

See notes to financial statements.

Annual Report to Shareholders

Statement of Operations

Western Asset Intermediate Bond Portfolio

	FOR THE YEAR ENDED DECEMBER 31, 2009
Investment Income:
Interest	$23,909,328
Dividends	20,837

Total income		$23,930,165
Expenses:
Management fees (Note 2)	2,034,099
Audit and legal fees	89,831
Transfer agent and shareholder servicing expense (Note 6)	77,074
Custodian fees	64,418
Reports to shareholders (Note 6)	42,027
Registration fees	31,531
Directors’ fees and expenses	21,538
Other expenses	15,273

	2,375,791
Less: Fees waived (Notes 2 and 6)	(4,639)

Net expenses		2,371,152

Net Investment Income		21,559,013
Net Realized and Unrealized Gain/(Loss) on Investments (Notes 1, 3 and 4):
Net realized gain/(loss) on:
Investments	(8,435,862)
Options written	3,308,754
Futures	4,475,321
Swaps	2,909,889

		2,258,102
Change in unrealized appreciation/(depreciation) of:
Investments	61,997,537
Options written	3,839,054
Futures	(7,982,446)
Swaps	303,754

		58,157,899

Net Realized and Unrealized Gain on Investments		60,416,001

Change in Net Assets Resulting From Operations		$81,975,014

See notes to financial statements.

Annual Report to Shareholders

Statement of Changes in Net Assets

Western Asset Intermediate Bond Portfolio

	FOR THE YEAR ENDED DECEMBER 31, 2009	FOR THE PERIOD ENDED DECEMBER 31, 2008A	FOR THE YEAR ENDED MARCH 31, 2008
Change in Net Assets:
Net investment income	$21,559,013	$22,409,836	$35,284,401

Net realized gain	2,258,102	10,029,329	11,725,679

Change in unrealized appreciation/(depreciation)	58,157,899	(67,968,240)	(19,855,767)

Change in net assets resulting from operations	81,975,014	(35,529,075)	27,154,313

Distributions to shareholders from (Note 1):
Net investment income:
Institutional Class	(19,255,297)	(23,850,535)	(35,155,441)
Institutional Select Class	(2,433,197)	(511,463)	N/A

Net realized gain on investments:
Institutional Class	(7,371,572)	(9,280,041)	—
Institutional Select Class	(920,490)	—	N/A

Change in net assets from fund share transactions (Note 7):
Institutional Class	(99,214,226)	(160,875,180)	75,139,298
Institutional Select Class	4,050,308	49,065,033	N/A

Change in net assets	(43,169,460)	(180,981,261)	67,138,170

Net Assets:
Beginning of year	525,891,492	706,872,753	639,734,583

End of year	$482,722,032	$525,891,492	$706,872,753

Undistributed net investment income	$997,685	$543,818	$1,507,535

A	For the period April 1, 2008 to December 31, 2008.

N/A—Not applicable.

See notes to financial statements.

Annual Report to Shareholders

Financial Highlights

Western Asset Intermediate Bond Portfolio

For a share of each class of capital stock outstanding:

Institutional Class:

	YEAR ENDED DECEMBER 31, 2009		PERIOD ENDED DECEMBER 31, 2008A		YEARS ENDED MARCH 31,
					2008		2007		2006		2005
Net asset value, beginning of year	$9.32		$10.30		$10.43		$10.21		$10.51		$11.01

Investment operations:
Net investment income	.42	B	.34	B	.52	B	.49	B	.44	C	.38	C
Net realized and unrealized gain/(loss)	1.14		(.82)		(.14)		.22		(.20)		(.22)

Total from investment operations	1.56		(.48)		.38		.71		.24		.16

Distributions from:
Net investment income	(.42)		(.37)		(.51)		(.49)		(.44)		(.38)
Net realized gain on investments	(.15)		(.13)		—		—		(.10)		(.28)

Total distributions	(.57)		(.50)		(.51)		(.49)		(.54)		(.66)

Net asset value, end of year	$10.31		$9.32		$10.30		$10.43		$10.21		$10.51

Total returnD	17.24%		(4.72)%		3.77%		7.17%		2.37%		1.66%

Ratios to Average Net Assets:
Total expensesE	.47%		.46	%F	.45%		.46%		.47%		.46%
Expenses net of waivers, if anyE	.47%		.46	%F	.45%		.45%		.45%		.45%
Expenses net of all reductionsE	.47%		.46	%F	.45%		.45%		.45%		.45%
Net investment income	4.2%		4.6	%F	5.0%		4.8%		4.3%		3.6%

Supplemental Data:
Portfolio turnover rate	174.7%		164.7	%G	239.0%		244.1%		266.1%		215.7%
Net assets, end of year (in thousands)	$422,610		$475,695		$706,873		$639,735		$739,492		$660,480

A	For the period April 1, 2008 to December 31, 2008.
B	Computed using average daily shares outstanding.
C	Computed using SEC method.
D

Performance figures may reflect compensating balance credits, fee waivers and/or expense reimbursements. In the absence of compensating balance credits, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

E

Total expenses reflects operating expenses prior to any voluntary expense waivers and/or compensating balance credits. Expenses net of waivers reflects total expenses before compensating balance credits but net of any voluntary expense waivers. Expenses net of all reductions reflects expenses less any compensating balance credits and/or voluntary expense waivers.

F	Annualized.
G	Not annualized.

See notes to financial statements.

Annual Report to Shareholders

Financial Highlights—Continued

Western Asset Intermediate Bond Portfolio—Continued

For a share of each class of capital stock outstanding:

Institutional Select Class:

	YEAR ENDED DECEMBER 31, 2009	PERIOD ENDED DECEMBER 31, 2008A
Net asset value, beginning of year	$9.31	$9.49

Investment operations:
Net investment incomeB	.42	.09
Net realized and unrealized gain/(loss)	1.15	(.13)

Total from investment operations	1.57	(.04)

Distributions from:
Net investment income	(.42)	(.14)
Net realized gain on investments	(.15)	—

Total distributions	(.57)	(.14)

Net asset value, end of year	$10.31	$9.31

Total returnC	17.39%	(.41)%

Ratios to Average Net Assets:
Total expensesD	.46%	.46	%E
Expenses net of waivers, if anyD	.45%	.45	%E
Expenses net of all reductionsD	.45%	.45	%E
Net investment income	4.2%	4.5	%E

Supplemental Data:
Portfolio turnover rate	174.7%	164.7	%F
Net assets, end of year (in thousands)	$60,112	$50,196

A	For the period October 3, 2008 (commencement of operations) to December 31, 2008.
B	Computed using average daily shares outstanding.
C

Performance figures may reflect compensating balance credits, fee waivers and/or expense reimbursements. In the absence of compensating balance credits, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

D

Total expenses reflects operating expenses prior to any voluntary expense waivers and/or compensating balance credits. Expenses net of waivers reflects total expenses before compensating balance credits but net of any voluntary expense waivers. Expenses net of all reductions reflects expenses less any compensating balance credits and/or voluntary expense waivers.

E	Annualized.
F	Not annualized.

See notes to financial statements.

Annual Report to Shareholders

Management’s Discussion of Fund Performance

Western Asset Intermediate Plus Bond Portfolio

Performance Review

For the twelve months ended December 31, 2009, Institutional Class shares of Western Asset Intermediate Plus Bond Portfolio returned 19.84%. The Fund’s unmanaged benchmark, the Barclays Capital Intermediate U.S. Government/Credit Indexi, returned 5.24% for the same period. The Lipper Short-Intermediate Investment Grade Debt Funds Category Average1 returned 11.84% over the same time frame.

PERFORMANCE SNAPSHOT as of December 31, 2009 (unaudited)

	6 MONTHS	12 MONTHS
Western Asset Intermediate Plus Bond Portfolio:
Institutional Class	9.24%	19.84%
Institutional Select Class	9.25%	19.89%
Barclays Capital Intermediate U.S. Government/Credit Index	3.57%	5.24%
Lipper Short-Intermediate Investment Grade Debt Funds Category Average[1]	5.50%	11.84%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value, investment returns and yields will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.leggmason.com/individualinvestors.

All share class returns assume the reinvestment of all distributions, including returns of capital, if any, at net asset value and the deduction of all Fund expenses. Returns have not been adjusted to include the deduction of taxes that a shareholder would pay on Fund distributions. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

Performance figures reflect expense reimbursements and/or fee waivers, without which the performance would have been lower.

The 30-Day SEC Yields for the period ended December 31, 2009 for Institutional and Institutional Select Class shares were 3.91% and 3.55%, respectively. Absent current expense reimbursements and/or fee waivers, the 30-Day SEC Yields for Institutional and Institutional Select Class shares would have been 3.74% and 3.38%, respectively. The 30-Day SEC Yield is the average annualized net investment income per share for the 30-day period indicated and is subject to change.

TOTAL ANNUAL OPERATING EXPENSES (unaudited)

As of the Fund’s most current prospectus dated July 1, 2009, the gross total operating expense ratios for Institutional and Institutional Select Class shares were 0.68% and 0.86%, respectively.

Actual expenses may be higher. For example, expenses may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Fund expense ratios are more likely to increase when markets are volatile.

As a result of a contractual expense limitation, the ratio of expenses, other than interest, brokerage, taxes, deferred organizational expenses and extraordinary expenses, to average net assets will not exceed 0.45% for Institutional Select Class shares until April 30, 2010.

[1]

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the period ended December 31, 2009, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 152 funds for the six-month period and among the 150 funds for the twelve-month period in the Fund’s Lipper category.

Annual Report to Shareholders

Management’s Discussion of Fund Performance—Continued

In 2009, the financial markets largely stabilized, economic conditions improved and investor risk aversion abated. Collectively, this helped the spread sectors (non-Treasuries) to generate strong returns. Against this backdrop, the Fund significantly outperformed its benchmark during the period.

The largest contributors to relative results for the period were our overweight exposures to investment grade and high-yield bonds. In particular, our Financials and Industrials holdings performed well as their spreads tightened from their elevated levels in 2008 and early 2009. Within the investment grade space, Financials such as Goldman Sachs Capital II and JP Morgan Chase, as well as Industrials such as Abbott Laboratories and Telecom Italia Capital SpA, meaningfully enhanced the Fund’s results. High-yield holdings Ford Motor Credit Co., GMAC and TXU Corp. generated strong returns during the reporting period. Our overweight to non-agency mortgage-backed securities (“MBS”) also contributed to results. The asset class posted solid returns as housing data improved and there was positive sentiment surrounding the launch of the Public-Private Investment Program (“PPIP”).

Detracting from relative performance for the period was our longer durationii than that of the benchmark as rates rose across the yield curve during the fiscal year. Our underweight exposure to government agencies was also a modest drag on results given the tightening of spreads in the sector.

We made several adjustments to the portfolio during the twelve-month reporting period. We increased the portfolio’s exposure to Treasuries and investment grade bonds. In contrast, we significantly reduced our exposure to agency MBS, finding them less attractive as their spreads had narrowed given the government’s direct purchase of these securities. With the government set to phase out its purchasing program, we determined that more attractive opportunities could be found in other areas of the market.

During the reporting period, we utilized Eurodollar futures/options and Treasury futures/options to manage the portfolio’s duration and yield curveiii exposure. Interest rate swaps were used to manage our interest rate exposure throughout the yield curve. We also utilized credit default swaps to manage the portfolio’s investment grade bond exposure. We employed Euro-bund futures to manage our exposure to the Germany yield curve. Finally, we used foreign exchange contracts to adjust our currency exposure. Overall, the use of these derivative instruments was positive for performance.

Western Asset Management Company

January 19, 2010

Annual Report to Shareholders

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

Portfolio holdings and breakdowns are as of December 31, 2009 and are subject to change and may not be representative of the portfolio managers’ current or future investments. Please refer to pages 124 through 136 for a list and percentage breakdown of the Fund’s holdings.

The mention of sector breakdowns is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. The information provided regarding such sectors is not a sufficient basis upon which to make an investment decision. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional. The Fund’s top five sector holdings (as a percentage of net assets) as of December 31, 2009 were: Corporate Bonds and Notes (41.1%), U.S. Government and Agency Obligations (21.2%), Yankee Bonds (13.8%), Mortgage-Backed Securities (8.6%) and Asset-Backed Securities (2.3%). The Fund’s portfolio composition is subject to change at any time.

RISKS: All investments are subject to risk including the loss of principal. Fixed-income securities involve interest rate, credit, inflation and reinvestment risks. As interest rates rise, the value of fixed-income securities falls. Derivatives, such as options, futures and swaps, can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance. International investments are subject to special risks including currency fluctuations and social, economic and political uncertainties, which could increase volatility. These risks are magnified in emerging markets. Asset-backed, mortgage-backed or mortgage-related securities are subject to prepayment and extension risks. Risks of high-yield securities include greater price volatility, illiquidity and possibility of default. Please see the Fund’s prospectus for more information on these and other risks.

All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

[i]

The Barclays Capital Intermediate U.S. Government/Credit Index is a market value weighted performance benchmark for government and corporate fixed-rate debt issues (rated Baa/BBB or higher) with maturities between one and ten years.

ii

Duration is the measure of the price sensitivity of a fixed-income security to an interest rate change of 100 basis points. Calculation is based on the weighted average of the present values for all cash flows.

iii	The yield curve is the graphical depiction of the relationship between the yield on bonds of the same credit quality but different maturities.

Annual Report to Shareholders

Expense Example (Unaudited)

Western Asset Intermediate Plus Bond Portfolio

As a shareholder of the Fund, you may incur two types of costs; (1) transaction cost and (2) ongoing costs, including management fees and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested on July 1, 2009 and held through December 31, 2009. The ending values assume dividends were reinvested at the time they were paid.

Actual Expenses

The first line for each class in the table below provides information about actual account values and actual expenses for the Fund. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account if your shares were held through the entire period.

Hypothetical Example for Comparison Purposes

The second line for each class in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. Because each example is intended to be comparable to the examples provided by other funds, it is based on a hypothetical investment of $1,000 invested on July 1, 2009 and held through December 31, 2009. The ending values assume dividends were reinvested at the time they were paid.

	Beginning Account Value 7/1/09	Ending Account Value 12/31/09	Expenses PaidA During the Period 7/1/09 to 12/31/09
Institutional Class:
Actual	$1,000.00	$1,092.40	$2.48
Hypothetical (5% return before expenses)	1,000.00	1,022.84	2.40
Institutional Select Class:
Actual	$1,000.00	$1,092.50	$2.37
Hypothetical (5% return before expenses)	1,000.00	1,022.94	2.29

A

These calculations are based on expenses incurred from July 1, 2009 to December 31, 2009. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio of 0.47% and 0.45% for the Institutional Class and Institutional Select Class, respectively, multiplied by the average value over the period, multiplied by the number of days in the most recent fiscal half-year then divided by 365.

Annual Report to Shareholders

Performance Information (Unaudited)

Western Asset Intermediate Plus Bond Portfolio

The graphs compare the Fund’s total returns to that of an appropriate broad-based securities market index. The graphs illustrate the cumulative total return of an initial $1,000,000 investment in each of Institutional Class and Institutional Select Class for the periods indicated. The line for the Fund represents the total return after deducting all Fund investment management and other administrative expenses and the transaction costs of buying and selling securities. The line representing the securities market index does not include any transaction costs associated with buying and selling securities in the index or other investment management or administrative expenses.

Total return measures investment performance in terms of appreciation or depreciation in the Fund’s net asset value per share, plus dividends and any capital gain distributions. It assumes that dividends and distributions were reinvested at the time they were paid. Returns (and the graph and table found below) do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Average annual returns tend to smooth out variations in a fund’s return, so that they differ from actual year-to-year results.

Bonds are subject to a variety of risks, including interest rate, credit, and inflation risk. Non-U.S. investments are subject to currency fluctuations, social, economic and political risk.

Growth of a $1,000,000 Investment—Institutional Class

The performance data quoted represent past performance and do not guarantee future results. Current performance may be lower or higher than the performance data quoted. To obtain the most recent month-end performance information, please visit www.westernassetfunds.com. The investment return and principal value of the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Calculations assume reinvestment of all distributions, including returns of capital, if any, at net asset value and the deduction of all Fund expenses. Performance would have been lower if fees had not been waived in various periods.

Annual Report to Shareholders

Performance Information (Unaudited)—Continued

Growth of a $1,000,000 Investment—Institutional Select Class

The performance data quoted represent past performance and do not guarantee future results. Current performance may be lower or higher than the performance data quoted. To obtain the most recent month-end performance information, please visit www.westernassetfunds.com. The investment return and principal value of the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Calculations assume reinvestment of all distributions, including returns of capital, if any, at net asset value and the deduction of all Fund expenses. Performance would have been lower if fees had not been waived in various periods.

Annual Report to Shareholders

Portfolio Composition (Unaudited) (as of December 31, 2009)A

Standard & Poor’s Debt RatingsB (as a percentage of the portfolio)

Maturity Schedule (as a percentage of the portfolio)

A

The pie charts above represent the composition of the Fund’s Portfolio as of December 31, 2009 and do not include derivatives such as Futures Contracts, Options Written, and Swaps. The Fund is actively managed. As a result, the composition of the portfolio holdings and sectors are subject to change at any time.

B

Standard & Poor’s Rating Service provides capital markets with credit ratings for the evaluation and assessment of credit risk. These ratings are the opinions of S&P and not absolute measures of quality or guarantees of performance.

C	Common Stock, Preferred stocks and Warrants do not have defined maturity dates.

Annual Report to Shareholders

Spread Duration

Western Asset Intermediate Plus Bond Portfolio

December 31, 2009 (Unaudited)

Economic Exposure

Spread duration is defined as the change in value for a 100 basis point change in the spread relative to Treasuries. The spread over Treasuries is the annual risk-premium demanded by investors to hold non-Treasury securities. This chart highlights the market sector exposure of the Fund’s portfolio and the exposure relative to the selected benchmark as of the end of the reporting period.

ABS	—	Asset Backed Securities
BIGCI	—	Barclays Capital Intermediate U.S. Government/Credit Index
HY	—	High Yield
IG Credit	—	Investment Grade Credit
MBS	—	Mortgage Backed Securities

Annual Report to Shareholders

Effective Duration

Western Asset Intermediate Plus Bond Portfolio

December 31, 2009 (Unaudited)

Interest Rate Exposure

Effective duration is defined as the change interest rate exposure of the Fund’s portfolio in value for a 100 basis point change in Treasury yields. This chart highlights the relative to the selected benchmark as of the end of the reporting period.

ABS	—	Asset Backed Securities
BIGCI	—	Barclays Capital Intermediate U.S. Government/Credit Index
HY	—	High Yield
IG Credit	—	Investment Grade Credit
MBS	—	Mortgage Backed Securities

Annual Report to Shareholders

Portfolio of Investments

Western Asset Intermediate Plus Bond Portfolio

December 31, 2009

	% OF NET ASSETS	RATE	MATURITY DATE	PAR/ SHARES†		VALUE

Long-Term Securities	88.8%

Corporate Bonds and Notes	41.1%

Aerospace and Defense	0.4%
The Boeing Co.		1.875%	11/20/12	$10,000		$9,889
The Boeing Co.		6.000%	3/15/19	180,000		195,329

						205,218

Airlines	0.4%
Delta Air Lines Inc.		6.821%	8/10/22	262,606		250,788

Automobiles	0.6%
DaimlerChrysler NA Holding Corp.		6.500%	11/15/13	250,000		274,059
Motors Liquidation Co.		8.375%	7/5/33	50,000	EUR	14,694	A
Motors Liquidation Co.		8.375%	7/15/33	120,000		32,400	A

						321,153

Beverages	0.6%
Anheuser-Busch InBev Worldwide Inc.		5.375%	1/15/20	140,000		142,836	B
Bottling Group LLC		6.950%	3/15/14	190,000		218,616

						361,452

Capital Markets	1.9%
Goldman Sachs Capital II		5.793%	12/29/49	500,000		387,500	C
Lehman Brothers Holdings Capital Trust VII		5.857%	12/31/49	920,000		276	A,C
Lehman Brothers Holdings Capital Trust VIII		3.915%	5/29/49	20,000		6	A,D
Lehman Brothers Holdings Inc.		4.500%	7/26/10	140,000		27,300	A
Morgan Stanley		5.550%	4/27/17	170,000		170,753
Morgan Stanley		7.300%	5/13/19	310,000		348,108
State Street Corp.		4.300%	5/30/14	120,000		124,177
The Bear Stearns Cos. Inc.		7.250%	2/1/18	20,000		22,957

						1,081,077

Chemicals	0.5%
Lubrizol Corp.		8.875%	2/1/19	170,000		211,358
The Dow Chemical Co.		5.700%	5/15/18	70,000		71,110

						282,468

Commercial Banks	2.1%
BB&T Corp.		3.850%	7/27/12	90,000		93,155
Comerica Capital Trust II		6.576%	2/20/37	130,000		104,000	C
SunTrust Capital VIII		6.100%	12/15/36	80,000		55,721	C
U.S. Bancorp		4.200%	5/15/14	150,000		155,706

Annual Report to Shareholders

	% OF NET ASSETS	RATE	MATURITY DATE	PAR/ SHARES†	VALUE

Corporate Bonds and Notes—Continued

Commercial Banks—Continued
Wells Fargo and Co.		3.750%	10/1/14	$220,000	$219,352
Wells Fargo Capital X		5.950%	12/15/36	640,000	556,800

					1,184,734

Communications Equipment	0.2%
EchoStar DBS Corp.		7.750%	5/31/15	130,000	136,175

Consumer Finance	3.9%
American Express Co.		8.125%	5/20/19	100,000	118,506
American Express Credit Corp.		5.125%	8/25/14	300,000	316,120
Caterpillar Financial Services Corp. Series 2009		1.900%	12/17/12	170,000	169,337
FIA Card Services N.A.		7.125%	11/15/12	150,000	163,284
Ford Motor Credit Co.		3.034%	1/13/12	500,000	465,000	D
GMAC LLC		6.875%	9/15/11	13,000	12,805	B
GMAC LLC		7.500%	12/31/13	108,000	104,220	B
GMAC LLC		6.750%	12/1/14	24,000	22,800	B
GMAC LLC		8.000%	12/31/18	90,000	79,200	B
John Deere Capital Corp.		5.100%	1/15/13	100,000	106,299
Nelnet Inc.		7.400%	9/29/36	180,000	131,096	C
SLM Corp.		0.582%	1/27/14	700,000	539,984	D

					2,228,651

Diversified Financial Services	7.9%
AGFC Capital Trust I		6.000%	1/15/67	110,000	38,500	B,C
BAC Capital Trust XIII		0.654%	3/15/43	120,000	74,122	D
BAC Capital Trust XIV		5.630%	12/31/49	10,000	6,900	C
Bank of America Corp.		8.000%	12/29/49	300,000	288,822	C
Beaver Valley II Funding		9.000%	6/1/17	179,000	195,640
Citigroup Funding Inc.		2.250%	12/10/12	1,550,000	1,562,167
Citigroup Inc.		5.500%	10/15/14	70,000	70,877
Citigroup Inc.		8.500%	5/22/19	810,000	935,350
General Electric Capital Corp.		5.900%	5/13/14	300,000	324,322
General Electric Capital Corp.		6.375%	11/15/67	380,000	329,650	C
ILFC E-Capital Trust I		5.900%	12/21/65	170,000	88,400	B,C
JPMorgan Chase Capital XXII		6.450%	2/2/37	380,000	348,740	C
ZFS Finance USA Trust II		6.450%	12/15/65	240,000	213,600	B,C

					4,477,090

Diversified Telecommunication Services	1.0%
AT&T Inc.		5.600%	5/15/18	150,000	157,194
Embarq Corp.		7.082%	6/1/16	250,000	276,144

Annual Report to Shareholders

Portfolio of Investments—Continued

Western Asset Intermediate Plus Bond Portfolio—Continued

	% OF NET ASSETS	RATE	MATURITY DATE	PAR/ SHARES†	VALUE

Corporate Bonds and Notes—Continued

Diversified Telecommunication Services—Continued
Qwest Communications International Inc.		7.500%	2/15/14	$30,000	$30,113
Qwest Corp.		3.504%	6/15/13	70,000	67,375	D
Windstream Corp.		8.625%	8/1/16	30,000	30,525

					561,351

Electric Utilities	0.8%
Duke Energy Corp.		6.250%	1/15/12	200,000	216,224
Duke Energy Corp.		6.300%	2/1/14	10,000	10,996
Energy Future Holdings Corp.		11.250%	11/1/17	280,900	198,737	E
FirstEnergy Solutions Corp.		4.800%	2/15/15	10,000	10,207

					436,164

Energy Equipment and Services	0.1%
Key Energy Services Inc.		8.375%	12/1/14	70,000	70,175

Food and Staples Retailing	0.8%
The Kroger Co.		3.900%	10/1/15	160,000	160,873
Wal-Mart Stores Inc.		4.250%	4/15/13	200,000	212,053
Walgreen Co.		5.250%	1/15/19	80,000	84,897

					457,823

Health Care Equipment and Supplies	0.4%
Hospira Inc.		5.550%	3/30/12	200,000	213,173

Health Care Providers and Services	1.6%
DaVita Inc.		7.250%	3/15/15	30,000	30,075
HCA Inc.		8.750%	9/1/10	50,000	51,188
HCA Inc.		6.250%	2/15/13	30,000	29,175
HCA Inc.		6.750%	7/15/13	70,000	68,950
HCA Inc.		9.250%	11/15/16	70,000	75,162
HCA Inc.		9.625%	11/15/16	63,000	68,197	E
Tenet Healthcare Corp.		8.875%	7/1/19	171,000	184,680	B
UnitedHealth Group Inc.		6.000%	11/15/17	160,000	165,182
Universal Health Services Inc.		6.750%	11/15/11	240,000	256,043
WellPoint Inc.		5.875%	6/15/17	10,000	10,303

					938,955

Annual Report to Shareholders

	% OF NET ASSETS	RATE	MATURITY DATE	PAR/ SHARES†	VALUE

Corporate Bonds and Notes—Continued

Hotels, Restaurants and Leisure	0.1%
MGM MIRAGE		10.375%	5/15/14	$10,000	$10,850	B
MGM MIRAGE		11.125%	11/15/17	20,000	22,150	B

					33,000

Independent Power Producers and Energy Traders	1.5%
Calpine Corp.		8.000%	6/1/16	50,000	51,500	B
Dynegy Holdings Inc.		7.750%	6/1/19	70,000	60,725
Edison Mission Energy		7.625%	5/15/27	70,000	47,425
Mirant Mid Atlantic LLC		10.060%	12/30/28	97,429	102,788
NRG Energy Inc.		7.375%	2/1/16	60,000	60,075
The AES Corp.		7.750%	10/15/15	50,000	50,750
The AES Corp.		8.000%	6/1/20	160,000	162,800
TXU Corp.		5.550%	11/15/14	480,000	340,415

					876,478

Insurance	2.2%
Allstate Life Global Funding Trust		5.375%	4/30/13	300,000	320,242
American International Group Inc.		5.850%	1/16/18	40,000	32,821
American International Group Inc.		8.250%	8/15/18	100,000	93,885
Genworth Life Insurance Co.		5.875%	5/3/13	190,000	188,231	B
MetLife Capital Trust IV		7.875%	12/15/37	220,000	218,900	B,C
MetLife Inc.		6.750%	6/1/16	100,000	111,984
MetLife Inc.		6.400%	12/15/36	10,000	8,750	C
Metropolitan Life Global Funding I		5.125%	4/10/13	190,000	201,284	B
Teachers Insurance & Annuity Association of America		6.850%	12/16/39	40,000	41,349	B
The Travelers Cos. Inc.		6.250%	3/15/37	30,000	27,330	C

					1,244,776

Media	1.4%
Reed Elsevier Capital Inc.		8.625%	1/15/19	150,000	182,515
Time Warner Cable Inc.		8.250%	2/14/14	320,000	373,998
Time Warner Inc.		6.875%	5/1/12	200,000	218,949

					775,462

Metals and Mining	1.0%
Alcoa Inc.		6.000%	7/15/13	190,000	200,152
Freeport-McMoRan Copper & Gold Inc.		8.375%	4/1/17	300,000	328,500
Steel Dynamics Inc.		7.750%	4/15/16	50,000	52,063	F

					580,715

Annual Report to Shareholders

Portfolio of Investments—Continued

Western Asset Intermediate Plus Bond Portfolio—Continued

	% OF NET ASSETS	RATE	MATURITY DATE	PAR/ SHARES†	VALUE

Corporate Bonds and Notes—Continued

Multi-Utilities	0.3%
Dominion Resources Inc.		8.875%	1/15/19	$140,000	$174,470

Multiline Retail	0.8%
Federated Retail Holdings Inc.		5.350%	3/15/12	140,000	142,975
JC Penney Corp. Inc.		5.750%	2/15/18	80,000	78,900
May Department Stores Co.		5.750%	7/15/14	210,000	210,525

					432,400

Oil, Gas and Consumable Fuels	5.2%
Anadarko Petroleum Corp.		5.950%	9/15/16	220,000	237,973
Chesapeake Energy Corp.		7.250%	12/15/18	70,000	70,525
ConocoPhillips		5.750%	2/1/19	250,000	273,637
Devon Energy Corp.		6.300%	1/15/19	170,000	189,288
El Paso Corp.		7.000%	5/15/11	80,000	81,756
El Paso Corp.		6.875%	6/15/14	120,000	119,911
Enbridge Energy Partners LP		9.875%	3/1/19	100,000	126,624
Energy Transfer Partners LP		9.700%	3/15/19	130,000	160,563
Energy Transfer Partners LP		9.000%	4/15/19	50,000	59,599
Enterprise Products Operating LLP		6.300%	9/15/17	190,000	204,539
Hess Corp.		8.125%	2/15/19	200,000	241,192
Kinder Morgan Energy Partners LP		6.000%	2/1/17	320,000	335,973
Noble Energy Inc.		8.250%	3/1/19	50,000	59,819
SandRidge Energy Inc.		9.875%	5/15/16	45,000	47,363	B
The Williams Cos. Inc.		2.290%	10/1/10	280,000	279,836	B,D
The Williams Cos. Inc.		6.375%	10/1/10	60,000	61,086	B
The Williams Cos. Inc.		7.875%	9/1/21	110,000	126,172
XTO Energy Inc.		5.650%	4/1/16	250,000	273,233

					2,949,089

Pharmaceuticals	1.1%
Abbott Laboratories		5.125%	4/1/19	180,000	188,274
GlaxoSmithKline Capital Inc.		5.650%	5/15/18	150,000	161,789
Pfizer Inc.		6.200%	3/15/19	170,000	188,976
Roche Holdings Inc.		6.000%	3/1/19	90,000	98,896	B

					637,935

Real Estate Investment Trusts (REITs)	0.1%
Ventas Inc.		9.000%	5/1/12	30,000	31,350

Real Estate Management and Development	0.1%
Realogy Corp.		12.375%	4/15/15	90,000	69,975

Annual Report to Shareholders

	% OF NET ASSETS	RATE	MATURITY DATE	PAR/ SHARES†	VALUE

Corporate Bonds and Notes—Continued

Thrifts and Mortgage Finance	1.8%
Countrywide Financial Corp.		5.800%	6/7/12	$600,000	$636,907
US Central Federal Credit Union		1.900%	10/19/12	400,000	399,687

					1,036,594

Tobacco	0.5%
Philip Morris International Inc.		5.650%	5/16/18	140,000	147,221
Reynolds American Inc.		7.250%	6/1/13	140,000	152,744

					299,965

Wireless Telecommunication Services	1.8%
Cricket Communications Inc.		7.750%	5/15/16	45,000	44,888
New Cingular Wireless Services Inc.		8.125%	5/1/12	400,000	451,973
Sprint Capital Corp.		8.375%	3/15/12	200,000	207,000
Vodafone Group PLC		5.350%	2/27/12	330,000	352,086

					1,055,947

Total Corporate Bonds and Notes (Cost—$24,019,973)					23,404,603
Asset-Backed Securities	2.3%

Fixed Rate Securities	1.1%
Citibank Credit Card Issuance Trust 2009-A5 A5		2.250%	12/23/14	350,000	345,835
Hertz Vehicle Financing LLC 2009-2A A1		4.260%	3/25/14	230,000	229,205	B
Hertz Vehicle Financing LLC 2009-2A A2		5.290%	3/25/16	60,000	59,865	B

					634,905

Indexed SecuritiesD	1.2%
Countrywide Asset-Backed Certificates 2005-6 M1		0.721%	12/25/35	320,000	280,984
GSAA Home Equity Trust 2007-7 A4		0.501%	7/25/37	410,000	193,341
Nelnet Student Loan Trust 2008-4 A4		1.762%	4/25/24	170,000	177,479

					651,804

Total Asset-Backed Securities (Cost—$1,351,263)					1,286,709
Foreign Government Obligations	0.7%
Province of Ontario		4.000%	10/7/19	400,000	383,017	G

Total Foreign Government Obligations (Cost—$399,325)					383,017

Annual Report to Shareholders

Portfolio of Investments—Continued

Western Asset Intermediate Plus Bond Portfolio—Continued

	% OF NET ASSETS	RATE	MATURITY DATE	PAR/ SHARES†	VALUE

Mortgage-Backed Securities	8.6%

Fixed Rate Securities	0.8%
CS First Boston Mortgage Securities Corp. 2005-9 3A1		6.000%	10/25/35	$270,308	$205,180
Residential Accredit Loans Inc. 2006-QS8 A2		6.000%	8/25/36	400,000	221,755
Washington Mutual MSC Mortgage Pass-Through Certificates 2004-RA1		7.000%	3/25/34	11,416	11,596

					438,531

Indexed SecuritiesD	2.5%
GMAC Mortgage Corp. Loan Trust 2005-AR5 3A1		5.020%	9/19/35	105,659	87,143
IndyMac Inda Mortgage Loan Trust 2007-AR7 1A1		6.158%	11/25/37	315,087	218,604
MASTR Adjustable Rate Mortgages Trust 2004-13		3.096%	11/21/34	950,000	770,901
MLCC Mortgage Investors Inc. 2004-B		2.530%	5/25/29	10,350	9,241
WaMu Mortgage Pass-Through Certificates 2007-HY1 3A3		5.868%	2/25/37	520,000	363,024

					1,448,913

Variable Rate SecuritiesH	5.3%
Banc of America Funding Corp. 2005-B		5.058%	4/20/35	129,092	85,655
Banc of America Funding Corp. 2006-H 3A1		6.147%	9/20/46	475,394	316,683
Bear Stearns Alt-A Trust 2005-2		4.179%	4/25/35	88,689	57,466
Countrywide Home Loans 2004-20		3.119%	9/25/34	10,019	6,743
Countrywide Home Loans 2005-31 2A3		5.418%	1/25/36	430,000	179,210
JP Morgan Mortgage Trust 2004-A3		3.548%	7/25/34	257,243	228,987
MASTR Adjustable Rate Mortgages Trust 2007-R5 A1		5.617%	11/25/35	260,955	146,572	B
Merrill Lynch Mortgage Investors Trust 2004-A1 2A1		3.789%	2/25/34	168,608	163,840
MLCC Mortgage Investors Inc. 2005-1 2A1		4.434%	4/25/35	33,076	28,366
MLCC Mortgage Investors Inc. 2005-1 2A2		4.434%	4/25/35	107,496	91,339
Structured Adjustable Rate Mortgage Loan Trust 2004-6 3A2		2.882%	6/25/34	118,456	97,570
Structured Asset Securities Corp. 2003-31A 2A7		3.077%	10/25/33	95,962	77,967
WaMu Mortgage Pass-Through Certificates 2005-AR4		4.651%	4/25/35	300,000	236,348
WaMu Mortgage Pass-Through Certificates 2006-AR12 1A2		5.788%	10/25/36	960,000	701,799
WaMu Mortgage Pass-Through Certificates 2006-AR14 1A3		5.607%	11/25/36	600,000	410,209

Annual Report to Shareholders

	% OF NET ASSETS	RATE	MATURITY DATE	PAR/ SHARES†	VALUE

Mortgage-Backed Securities—Continued

Variable Rate Securities—Continued
Washington Mutual Inc. 2005-AR12		4.826%	10/25/35	$241,055	$166,187

					2,994,941

Total Mortgage-Backed Securities (Cost—$5,283,818)					4,882,385
Municipal Bonds	0.1%

California	0.1%
State of California Series 2009		6.200%	10/1/19	50,000	48,246

Total Municipal Bonds (Cost—$50,519)					48,246
U.S. Government and Agency Obligations	21.2%

Fixed Rate Securities	19.9%
Fannie Mae		6.250%	2/1/11	10,000	10,506	I
Fannie Mae		5.250%	8/1/12	520,000	554,908	I
Fannie Mae		4.625%	5/1/13	180,000	189,365	I
Fannie Mae		2.625%	11/20/14	810,000	803,719	I
Fannie Mae		5.000%	2/13/17	620,000	673,008	I
Fannie Mae		0.000%	10/9/19	840,000	456,120	I,J
Farmer Mac		3.000%	9/22/14	30,000	30,096
Farmer Mac		5.125%	4/19/17	400,000	416,882	B
Freddie Mac		2.000%	2/25/11	880,000	881,666	I
Freddie Mac		1.750%	6/15/12	200,000	200,886	I
Tennessee Valley Authority		5.625%	1/18/11	10,000	10,519
Tennessee Valley Authority		6.790%	5/23/12	210,000	235,264
Tennessee Valley Authority		5.980%	4/1/36	10,000	10,631
Tennessee Valley Authority		5.250%	9/15/39	160,000	158,537
United States Treasury Bonds		4.500%	8/15/39	225,000	219,902
United States Treasury Notes		1.125%	12/15/12	240,000	236,155
United States Treasury Notes		2.125%	11/30/14	3,620,000	3,534,315
United States Treasury Notes		4.000%	2/15/15	80,000	85,025
United States Treasury Notes		2.750%	11/30/16	1,670,000	1,607,766
United States Treasury Notes		3.250%	12/31/16	210,000	208,228
United States Treasury Notes		3.375%	11/15/19	840,000	807,979

					11,331,477

Treasury Inflation-Protected SecuritiesK	1.3%
United States Treasury Inflation-Protected Security		2.375%	1/15/25	80,277	84,704
United States Treasury Inflation-Protected Security		1.750%	1/15/28	433,381	415,572

Annual Report to Shareholders

Portfolio of Investments—Continued

Western Asset Intermediate Plus Bond Portfolio—Continued

	% OF NET ASSETS	RATE	MATURITY DATE	PAR/ SHARES†	VALUE

U.S. Government and Agency Obligations—Continued

Treasury Inflation-Protected Securities—Continued
United States Treasury Inflation-Protected Security		2.500%	1/15/29	$241,644	$259,182

					759,458

Total U.S. Government and Agency Obligations (Cost—$12,177,560)					12,090,935
U.S. Government Agency Mortgage-Backed Securities	0.7%

Indexed SecuritiesD	0.7%
Fannie Mae		3.592%	12/1/34	339,176	348,700	I
Freddie Mac		3.834%	1/1/35	11,935	12,369	I
Freddie Mac		3.965%	1/1/35	20,061	20,599	I

Total U.S. Government Agency Mortgage-Backed Securities (Cost—$372,570)					381,668
Yankee BondsG	13.8%

Beverages	0.3%
Diageo Capital PLC		7.375%	1/15/14	140,000	161,954

Capital Markets	0.6%
NIBC Bank NV		2.800%	12/2/14	320,000	311,386	B

Commercial Banks	6.8%
Achmea Hypotheekbank NV		3.200%	11/3/14	470,000	469,090	B
ANZ National (Int’l) Ltd.		2.375%	12/21/12	200,000	198,543	B
Barclays Bank PLC		5.200%	7/10/14	190,000	201,401
Barclays Bank PLC		10.179%	6/12/21	80,000	103,254	B
BNP Paribas		2.125%	12/21/12	100,000	99,484
Commonwealth Bank of Australia		2.900%	9/17/14	690,000	678,563	B
Commonwealth Bank of Australia		3.750%	10/15/14	70,000	70,170	B
Credit Agricole SA		8.375%	12/31/49	160,000	169,600	B,C
Glitnir Banki Hf		5.815%	1/21/11	640,000	134,400	A,B,D,L
Glitnir Banki Hf		5.678%	1/18/12	100,000	21,000	A,B,D,L
Glitnir Banki Hf		6.375%	9/25/12	260,000	54,600	A,B,L
Glitnir Banki Hf		6.693%	6/15/16	100,000	10	A,B,C,L
Kaupthing Bank Hf		5.750%	10/4/11	580,000	143,550	A,B,L
Kaupthing Bank Hf		7.625%	2/28/15	360,000	89,100	A,B,L

Annual Report to Shareholders

	% OF NET ASSETS	RATE	MATURITY DATE	PAR/ SHARES†	VALUE

Yankee Bonds—Continued

Commercial Banks—Continued
Landsbanki Islands Hf		6.100%	8/25/11	$330,000	$14,850	A,B,L
Landsbanki Islands Hf		7.431%	10/19/17	250,000	25	A,B,C,L
Nordea Bank AB		3.700%	11/13/14	110,000	109,788	B
Rabobank Nederland NV		11.000%	12/29/49	90,000	109,733	B,C
Royal Bank of Scotland Group PLC		6.400%	10/21/19	130,000	129,583
Royal Bank of Scotland Group PLC		9.118%	3/31/49	180,000	164,700
Santander Issuances		5.805%	6/20/16	140,000	130,200	B,C
Shinsei Finance Cayman Ltd.		6.418%	1/29/49	500,000	291,250	B,C
Westpac Banking Corp.		3.250%	12/16/11	240,000	247,783	B
Westpac Banking Corp.		2.500%	5/25/12	240,000	243,341	B

					3,874,018

Diversified Financial Services	1.2%
CDP Financial Inc.		4.400%	11/25/19	250,000	239,472	B
MUFG Capital Finance 1 Ltd.		6.346%	7/29/49	300,000	273,044	C
TNK-BP Finance SA		6.875%	7/18/11	180,000	185,850	B

					698,366

Diversified Telecommunication Services	1.5%
Deutsche Telekom International Finance BV		5.750%	3/23/16	350,000	371,648
Intelsat Bermuda Ltd.		11.250%	6/15/16	30,000	32,475
Intelsat Jackson Holdings Ltd.		9.500%	6/15/16	15,000	16,050
Telecom Italia Capital SpA		5.250%	10/1/15	220,000	230,020
Telefonica Emisiones S.A.U.		0.609%	2/4/13	200,000	196,890	D

					847,083

Energy Equipment and Services	0.4%
Transocean Inc.		5.250%	3/15/13	220,000	235,761

Industrial Conglomerates	0.4%
Tyco International Group SA		6.000%	11/15/13	200,000	219,077

Media	0.2%
WPP Finance		8.000%	9/15/14	120,000	136,471

Metals and Mining	1.3%
BHP Billiton Finance USA Ltd.		6.500%	4/1/19	150,000	172,059
Rio Tinto Finance USA Ltd.		8.950%	5/1/14	300,000	359,490	M
Teck Resources Ltd.		9.750%	5/15/14	5,000	5,769
Teck Resources Ltd.		10.250%	5/15/16	5,000	5,825

Annual Report to Shareholders

Portfolio of Investments—Continued

Western Asset Intermediate Plus Bond Portfolio—Continued

	% OF NET ASSETS	RATE	MATURITY DATE	PAR/ SHARES†		VALUE

Yankee Bonds—Continued

Metals and Mining—Continued
Teck Resources Ltd.		10.750%	5/15/19	$10,000		$11,950
Vale Overseas Ltd.		6.250%	1/23/17	190,000		198,192

						753,285

Oil, Gas and Consumable Fuels	0.9%
OPTI Canada Inc.		8.250%	12/15/14	100,000		82,375
Petrobras International Finance Co.		5.750%	1/20/20	159,000		161,748
Petroleos Mexicanos		8.000%	5/3/19	210,000		243,075

						487,198

Road and Rail	0.1%
Kansas City Southern de Mexico SA de CV		12.500%	4/1/16	45,000		51,750

Wireless Telecommunication Services	0.1%
America Movil SA de CV		5.625%	11/15/17	70,000		72,474

Total Yankee Bonds (Cost—$9,912,154)						7,848,823
Common Stocks and Equity Interests	N.M.

Oil, Gas and Consumable Fuels	N.M.
SemGroup Corp., Class A				52	shs	1,242	F,N

Total Common Stocks and Equity Interests (Cost—$1,600)						1,242
Preferred Stocks	0.3%
Fannie Mae		8.250%		8,850		9,735	I,N
Freddie Mac		8.375%		12,075		12,679	I,N
GMAC Inc.		7.000%		258		170,054	B,N

Total Preferred Stocks (Cost—$583,049)						192,468
Warrants	N.M.

Oil, Gas and Consumable Fuels	N.M.
SemGroup Corp.			11/30/14	54	wts	—	F,L,N

Total Warrants (Cost—$—)						—

Total Long-Term Securities (Cost—$54,151,831)						50,520,096
Short-Term Securities	10.7%

U.S. Government and Agency Obligations	5.4%
Fannie Mae		0.400%	1/25/10	$436,000		435,884	I,O,Q
Fannie Mae		0.330%	2/1/10	470,000		469,867	I,O,Q
Fannie Mae		0.080%	2/16/10	2,200,000		2,199,775	I,Q

						3,105,526

Annual Report to Shareholders

	% OF NET ASSETS	PAR/ SHARES†		VALUE

Short-Term Securities—Continued

Options Purchased	0.1%
Eurodollar Futures Put, March 2010, Strike Price $99.13		25	P	$625
U.S. Treasury Note Futures Call, February 2010, Strike Price $116.50		26	P	9,344
U.S. Treasury Note Futures Put, February 2010, Strike Price $116.50		18	P	25,312

				35,281

Repurchase Agreement	5.2%
Bank of America repurchase agreement dated 12/31/09, 0.010% due 1/4/10; Proceeds at maturity—$2,946,003; (Fully collateralized by U.S. Government Obligation, 4.125% due 5/15/15; Market value—$3,004,919)		$2,946,000		2,946,000

Total Short-Term Securities (Cost—$6,085,765)				6,086,807
Total Investments (Cost—$60,237,596#)	99.5%			56,606,903
Other Assets Less Liabilities	0.5%			261,661

Net Assets	100.0%			$56,868,564

	EXPIRATION	ACTUAL CONTRACTS	APPRECIATION/ (DEPRECIATION)
Futures Contracts PurchasedR
Eurodollar Futures	December 2011	24	$147
U.S. Treasury Bond Futures	March 2010	4	(9,310)
U.S. Treasury Note Futures	March 2010	10	(1,142)
U.S. Treasury Note Futures	March 2010	54	(102,995)

			$(113,300)

Futures Contracts WrittenR
Eurodollar Futures	December 2010	24	$(6,778)
German Euro Bund Futures	March 2010	6	14,608
U.S. Treasury Note Futures	March 2010	1	903

			$8,733

Options WrittenR
Eurodollar Futures Call, Strike Price $98.75	September 2010	28	$2,347
Eurodollar Futures Call, Strike Price $99.25	September 2010	13	2,927
Eurodollar Futures Call, Strike Price $99.38	June 2010	18	1,954
Eurodollar Futures Put, Strike Price $98.50	March 2010	25	10,256
Eurodollar Futures Put, Strike Price $98.75	September 2010	38	2,102
Eurodollar Futures Put, Strike Price $99.38	June 2010	18	(1,134)

Annual Report to Shareholders

Portfolio of Investments—Continued

Western Asset Intermediate Plus Bond Portfolio—Continued

	EXPIRATION	ACTUAL CONTRACTS	APPRECIATION/ (DEPRECIATION)
Options Written—Continued
U.S. Treasury Note Futures Call, Strike Price $118.00	February 2010	26	$3,587
U.S. Treasury Note Futures Put, Strike Price $115.00	February 2010	18	(9,621)

			$12,418

N.M.—Not Meaningful.

†	Securities are denominated in U.S. Dollars, unless otherwise noted.
A	The coupon payment on these securities is currently in default as of December 31, 2009.
B

Rule 144a Security – A security purchased pursuant to Rule 144a under the Securities Act of 1933 which may not be resold subject to that rule except to qualified institutional buyers. These securities, which the Fund’s investment adviser has determined to be liquid, unless otherwise noted, represent 12.57% of net assets.

C

Stepped Coupon Security – A security with a predetermined schedule of interest or dividend rate changes at which time it begins to accrue interest or pay dividends according to the predetermined schedule.

D

Indexed Security – The rates of interest earned on these securities are tied to the London Interbank Offered Rate (“LIBOR”), the Euro Interbank Offered Rate (“EURIBOR”) Index, the Consumer Price Index (“CPI”), the one-year Treasury Bill Rate or the ten-year Japanese Government Bond Rate. The coupon rates are the rates as of December 31, 2009.

E	Pay-in-Kind (“PIK”) security – A security in which interest or dividends during the initial few years is paid in additional PIK securities rather than in cash.
F	Security is valued in good faith at fair value by or under the direction of the Board of Directors.
G	Yankee Bond – A dollar-denominated bond issued in the U.S. by foreign entities.
H	The coupon rates shown on variable rate securities are the rates at December 31, 2009. These rates vary with the weighted average coupon of the underlying loans.
I	On September 7, 2008, the Federal Housing Finance Agency placed Fannie Mae and Freddie Mac into conservatorship.
J	Zero coupon bond – A bond with no periodic interest payments which is sold at such a discount as to produce a current yield to maturity.
K

Treasury Inflation-Protected Security –Treasury security whose principal value is adjusted daily in accordance with changes to the Consumer Price Index for All Urban Consumers. Interest is calculated on the basis of the current adjusted principal value.

L	Illiquid security.
M	Credit Linked Security – The rates of interest earned on these securities are tied to the credit rating assigned by Standard & Poor’s Rating Service and/or Moody’s Investors Services.
N	Non-income producing.
O	All or a portion of this security is collateral to cover futures and options contracts written.
P	Par represents actual number of contracts.
Q	Rate shown represents yield-to-maturity.
R	Options written and futures are described in more detail in the notes to financial statements.
#	Aggregate cost for federal income tax purposes is $60,277,216.

Abbreviation used in this Portfolio:

EUR—Euro

See notes to financial statements.

Annual Report to Shareholders

Statement of Assets and Liabilities

Western Asset Intermediate Plus Bond Portfolio

December 31, 2009

Assets:
Investment securities at value (Cost—$54,151,831)		$50,520,096
Short-term securities at value (Cost—$6,085,765)		6,086,807
Cash		588
Foreign currency at value (Cost—$29,324)		28,315
Interest receivable		519,179
Unrealized appreciation of forward foreign currency contracts		86,549
Premiums paid on open swaps		43,631
Deposits with brokers for open futures contracts		9,433
Amounts receivable for open swaps		79

Total assets		57,294,677

Liabilities:
Unrealized depreciation of swaps	$117,672
Options written (Proceeds—$106,886)	94,468
Unrealized depreciation of forward foreign currency contracts	90,327
Income distribution payable	27,182
Accrued management fee	13,596
Futures variation margin payable	7,620
Amounts payable for open swaps	705
Accrued expenses	74,543

Total liabilities		426,113

Net Assets		$56,868,564

Net assets consist of:
Accumulated paid-in-capital (Note 7)		$61,507,796
Underdistributed net investment income		94,381
Accumulated net realized loss on investments, options, futures, swaps and foreign currency transactions		(888,312)
Net unrealized depreciation of investments, options, futures, swaps and foreign currency translations		(3,845,301)

Net Assets		$56,868,564

Net Asset Value Per Share:
Institutional Class (5,118,929 shares outstanding)		$9.79

Institutional Select Class (687,976 shares outstanding)		$9.78

See notes to financial statements.

Annual Report to Shareholders

Statement of Operations

Western Asset Intermediate Plus Bond Portfolio

	FOR THE YEAR ENDED DECEMBER 31, 2009
Investment Income:
Interest	$3,589,089
Dividends	16,084
Less: Foreign taxes withheld	(2,207)

Total income		$3,602,966
Expenses:
Management fees (Note 2)	285,481
Audit and legal fees	83,471
Registration fees	35,032
Custodian fees	30,350
Transfer agent and shareholder servicing expense (Note 6)	19,063
Reports to shareholders (Note 6)	6,451
Directors’ fees and expenses	3,766
Other expenses	25,359

	488,973
Less: Fees waived (Notes 2 and 6)	(157,493)

Net expenses		331,480

Net Investment Income		3,271,486
Net Realized and Unrealized Gain/(Loss) on Investments (Notes 1, 3 and 4):
Net realized gain/(loss) on:
Investments	(1,284,133)
Options written	477,174
Futures	554,306
Swaps	342,038
Foreign currency transactions	60,217

		149,602
Change in unrealized appreciation/(depreciation) of:
Investments	10,598,075
Options written	551,250
Futures	(1,132,037)
Swaps	(35,576)
Foreign currency translations	(68,450)

		9,913,262

Net Realized and Unrealized Gain on Investments		10,062,864

Change in Net Assets Resulting From Operations		$13,334,350

See notes to financial statements.

Annual Report to Shareholders

Statement of Changes in Net Assets

Western Asset Intermediate Plus Bond Portfolio

	FOR THE YEAR ENDED DECEMBER 31, 2009	FOR THE PERIOD ENDED DECEMBER 31, 2008A	FOR THE YEAR ENDED MARCH 31, 2008
Change in Net Assets:
Net investment income	$3,271,486	$3,347,354	$5,072,758

Net realized gain	149,602	713,552	1,686,370

Change in unrealized appreciation/(depreciation)	9,913,262	(9,623,728)	(4,387,095)

Change in net assets resulting from operations	13,334,350	(5,562,822)	2,372,033

Distributions to shareholders from (Note 1):
Net investment income:
Institutional Class	(2,901,648)	(3,930,720)	(4,962,617)
Institutional Select Class	(296,845)	(114,207)	N/A

Net realized gain on investments:
Institutional Class	—	(2,548,887)	(254,925)
Institutional Select Class	—	—	N/A

Change in net assets from fund share transactions (Note 7):
Institutional Class	(29,196,841)	(28,378,624)	26,837,152
Institutional Select Class	(1,220,000)	6,871,040	N/A

Change in net assets	(20,280,984)	(33,664,220)	23,991,643

Net Assets:
Beginning of year	77,149,548	110,813,768	86,822,125

End of year	$56,868,564	$77,149,548	$110,813,768

Undistributed (Overdistributed) net investment income, respectively, of	$94,381	$(185,602)	$34,069

A	For the period April 1, 2008 to December 31, 2008.

N/A—Not applicable

See notes to financial statements.

Annual Report to Shareholders

Financial Highlights

Western Asset Intermediate Plus Bond Portfolio

For a share of each class of capital stock outstanding:

Institutional Class:

	YEAR ENDED DECEMBER 31, 2009		PERIOD ENDED DECEMBER 31, 2008A		YEARS ENDED MARCH 31,
					2008		2007		2006		2005
Net asset value, beginning of year	$8.54		$9.67		$9.95		$9.74		$9.86		$10.00

Investment operations:
Net investment income	.42	B	.32	B	.49	B	.45	B	.40	C	.32	C
Net realized and unrealized gain/(loss)	1.24		(.81)		(.26)		.21		(.11)		(.14)

Total from investment operations	1.66		(.49)		.23		.66		.29		.18

Distributions from:
Net investment income	(.41)		(.40)		(.49)		(.45)		(.41)		(.32)
Net realized gain on investments	—		(.24)		(.02)		—		—		—

Total distributions	(.41)		(.64)		(.51)		(.45)		(.41)		(.32)

Net asset value, end of year	$9.79		$8.54		$9.67		$9.95		$9.74		$9.86

Total returnD	19.84%		(5.37)%		2.35%		6.98%		2.99%		1.81%

Ratios to Average Net Assets:
Total expensesE	.68%		.64	%F	.58%		.63%		.76%		1.22%
Expenses net of waivers, if anyE	.47%		.49	%F	.45%		.45%		.45%		.45%
Expenses net of all reductionsE	.47%		.49	%F	.45%		.45%		.45%		.45%
Net investment income	4.6%		4.7	%F	5.0%		4.6%		4.1%		3.1%

Supplemental Data:
Portfolio turnover rate	153.7%		181.5	%G	300.0%		312.2%		368.6%		463.5%
Net assets, end of year (in thousands)	$50,139		$70,093		$110,814		$86,822		$69,908		$40,637

A	For the period April 1, 2008 to December 31, 2008.
B	Computed using average daily shares outstanding.
C	Computed using SEC method.
D

Performance figures may reflect compensating balance credits, fee waivers and/or expense reimbursements. In the absence of compensating balance credits, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

E

Total expenses reflects operating expenses prior to any voluntary expense waivers and/or compensating balance credits. Expenses net of waivers reflects total expenses before compensating balance credits but net of any voluntary expense waivers. Expenses net of all reductions reflects expenses less any compensating balance credits and/or voluntary expense waivers.

F	Annualized.
G	Not annualized.

See notes to financial statements.

Annual Report to Shareholders

For a share of each class of capital stock outstanding:

Institutional Select Class:

	YEAR ENDED DECEMBER 31, 2009	PERIOD ENDED DECEMBER 31, 2008A
Net asset value, beginning of year	$8.53	$8.31

Investment operations:
Net investment incomeB	.42	.05
Net realized and unrealized gain	1.24	.31

Total from investment operations	1.66	.36

Distributions from:
Net investment income	(.41)	(.14)

Total distributions	(.41)	(.14)

Net asset value, end of year	$9.78	$8.53

Total returnC	19.89%	4.32%

Ratios to Average Net Assets:
Total expensesD	.76%	.63	%E
Expenses net of waivers, if anyD	.45%	.45	%E
Expenses net of all reductionsD	.45%	.45	%E
Net investment income	4.6%	4.6	%E

Supplemental Data:
Portfolio turnover rate	153.7%	181.5	%F
Net assets, end of year (in thousands)	$6,730	$7,057

A	For the period November 10, 2008 (commencement of operations) to December 31, 2008.
B	Computed using average daily shares outstanding.
C

Performance figures may reflect compensating balance credits, fee waivers and/or expense reimbursements. In the absence of compensating balance credits, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

D

Total expenses reflects operating expenses prior to any voluntary expense waivers and/or compensating balance credits. Expenses net of waivers reflects total expenses before compensating balance credits but net of any voluntary expense waivers. Expenses net of all reductions reflects expenses less any compensating balance credits and/or voluntary expense waivers.

E	Annualized.
F	Not annualized.

See notes to financial statements.

Annual Report to Shareholders

Management’s Discussion of Fund Performance

Western Asset Limited Duration Bond Portfolio

Performance Review

For the twelve months ended December 31, 2009, Institutional Class shares of Western Asset Limited Duration Bond Portfolio returned 16.38%. The Fund’s unmanaged benchmark, the Merrill Lynch 1-3 Year Treasury Indexi (the “Index”), returned 0.78% for the same period. The Lipper Short-Intermediate Investment Grade Debt Funds Category Average1 returned 11.84% over the same time frame.

PERFORMANCE SNAPSHOT as of December 31, 2009 (unaudited)

	6 MONTHS	12 MONTHS
Western Asset Limited Duration Bond Portfolio:
Institutional Class	7.45%	16.38%
Institutional Select Class	7.47%	16.42%
Merrill Lynch 1-3 Year Treasury Index	0.81%	0.78%
Lipper Short-Intermediate Investment Grade Debt Funds Category Average[1]	5.50%	11.84%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value, investment returns and yields will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.leggmason.com/individualinvestors.

All share class returns assume the reinvestment of all distributions, including returns of capital, if any, at net asset value and the deduction of all Fund expenses. Returns have not been adjusted to include the deduction of taxes that a shareholder would pay on Fund distributions. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

Performance figures reflect expense reimbursements and/or fee waivers, without which the performance would have been lower.

The 30-Day SEC Yields for the period ended December 31, 2009 for Institutional and Institutional Select Class shares were 2.75% and 2.79%, respectively. Absent current expense reimbursements and/or fee waivers, the 30-Day SEC Yields for Institutional and Institutional Select Class shares would have been 2.54% and 2.59%, respectively. The 30-Day SEC Yield is the average annualized net investment income per share for the 30-day period indicated and is subject to change.

TOTAL ANNUAL OPERATING EXPENSES (unaudited)

As of the Fund’s most current prospectus dated July 1, 2009, the gross total operating expense ratios for Institutional and Institutional Select Class shares were 0.63% and 0.72%, respectively.

Actual expenses may be higher. For example, expenses may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Fund expense ratios are more likely to increase when markets are volatile.

As a result of a contractual expense limitation, the ratio of expenses, other than interest, brokerage, taxes, deferred organizational expenses and extraordinary expenses, to average net assets will not exceed 0.40% for Institutional Select Class shares until April 30, 2010.

[1]

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the period ended December 31, 2009, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 152 funds for the six-month period and among the 150 funds for the twelve-month period in the Fund’s Lipper category.

Annual Report to Shareholders

Improving market conditions and strong performance in the spread sectors (non-Treasuries) helped the Fund to significantly outperform its benchmark during the reporting period. The largest contributor to relative performance for the period was our overweight exposure to investment grade bonds. In particular, our Financials and Industrials holdings performed well as their spreads tightened from their elevated levels in 2008 and early 2009. Within this space, Goldman Sachs Capital II, Wells Fargo Capital, XTO Energy Inc. and Telefonica Emisiones S.A.U. meaningfully enhanced performance. Our overweight to agency mortgage-backed securities (“MBS”) also contributed to performance. The asset class posted solid returns due to the government’s direct purchase of these securities and improved housing data. Also benefiting performance was out-of-Index exposure to several “fallen angels” (investment grade corporate bonds that were subsequently downgraded to non-investment grade status). Within this area, our Financials holdings generated strong returns.

Detracting from the Fund’s strong results during the reporting period was our cash position, which was a drag on performance given the extremely low yields available from short-term money market instruments.

We made several adjustments to the portfolio during the twelve-month reporting period. We significantly reduced our exposure to agency MBS, finding them less attractive as their spreads had narrowed given the government’s direct purchase of these securities. With the government set to phase out its purchasing program, we determined that more attractive opportunities could be found in other areas of the market. We also pared our exposure to investment grade bonds and government agencies. In contrast, we increased the portfolio’s exposure to asset-backed securities, as their spreads did not tighten as much as other spread sectors.

During the reporting period, we utilized Eurodollar futures/options and Treasury futures/options to manage the portfolio’s durationii and yield curveiii exposure. Interest rate swaps were used to manage our interest rate exposure throughout the yield curve. We also utilized credit default swaps to manage the portfolio’s investment grade bond exposure. We employed Euro-bund futures to manage our yield curve exposure in Germany. Overall, the use of these derivative instruments was a modest contributor to performance.

Western Asset Management Company

January 19, 2010

Annual Report to Shareholders

Management’s Discussion of Fund Performance—Continued

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

Portfolio holdings and breakdowns are as of December 31, 2009 and are subject to change and may not be representative of the portfolio managers’ current or future investments. Please refer to pages 151 through 160 for a list and percentage breakdown of the Fund’s holdings.

The mention of sector breakdowns is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. The information provided regarding such sectors is not a sufficient basis upon which to make an investment decision. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional. The Fund’s top five sector holdings (as a percentage of net assets) as of December 31, 2009 were: Corporate Bonds and Notes (24.5%), Yankee Bonds (18.3%), Asset-Backed Securities (16.1%), U.S. Government and Agency Obligations (11.6%) and U.S. Government Agency Mortgage-Backed Securities (10.7%). The Fund’s portfolio composition is subject to change at any time.

RISKS: All investments are subject to risk including the loss of principal. Fixed-income securities involve interest rate, credit, inflation and reinvestment risks. As interest rates rise, the value of fixed-income securities falls. Derivatives, such as options, futures and swaps, can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance. International investments are subject to special risks including social, economic and political uncertainties, which could increase volatility. Asset-backed, mortgage-backed or mortgage-related securities are subject to prepayment and extension risks. Diversification does not assure a profit or protect against market loss. Please see the Fund’s prospectus for more information on these and other risks.

All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

[i]

The Merrill Lynch 1-3 Year Treasury Index is a market capitalization-weighted index including all U.S. Treasury notes and bonds with maturities greater than or equal to one year and less than three years.

ii

Duration is the measure of the price sensitivity of a fixed-income security to an interest rate change of 100 basis points. Calculation is based on the weighted average of the present values for all cash flows.

iii	The yield curve is the graphical depiction of the relationship between the yield on bonds of the same credit quality but different maturities.

Annual Report to Shareholders

Expense Example (Unaudited)

Western Asset Limited Duration Bond Portfolio

As a shareholder of the Fund, you may incur two types of costs; (1) transaction cost and (2) ongoing costs, including management fees; distribution (12b-1) fees, and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested on July 1, 2009 and held through December 31, 2009. The ending values assume dividends were reinvested at the time they were paid.

Actual Expenses

The first line for each class in the table below provides information about actual account values and actual expenses for the Fund. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account if your shares were held through the entire period.

Hypothetical Example for Comparison Purposes

The second line for each class in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. Because each example is intended to be comparable to the examples provided by other funds, it is based on a hypothetical investment of $1,000 invested on July 1, 2009 and held through December 31, 2009. The ending values assume dividends were reinvested at the time they were paid.

	Beginning Account Value 7/1/09	Ending Account Value 12/31/09	Expenses Paid During the PeriodA 7/1/09 to 12/31/09
Institutional Class:
Actual	$1,000.00	$1,074.50	$2.25
Hypothetical (5% return before expenses)	1,000.00	1,023.04	2.19
Institutional Select Class:
Actual	$1,000.00	$1,074.70	$2.09
Hypothetical (5% return before expenses)	1,000.00	1,023.19	2.04

A

These calculations are based on expenses incurred from July 1, 2009 to December 31, 2009. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio of 0.43% and 0.40% for the Institutional Class and Institutional Select Class, respectively, multiplied by the average value over the period, multiplied by the number of days in the most recent half-year then divided by 365.

Annual Report to Shareholders

Performance Information (Unaudited)

Western Asset Limited Duration Bond Portfolio

The graphs compare the Fund’s total returns to that of an appropriate broad-based securities market index. The graphs illustrate the cumulative total return of an initial $1,000,000 investment in each of the Institutional Class and Institutional Select Class for the periods indicated. The line for the Fund represents the total return after deducting all Fund investment management and other administrative expenses and the transaction costs of buying and selling securities. The line representing the securities market index does not include any transaction costs associated with buying and selling securities in the index or other investment management or administrative expenses.

Total return measures investment performance in terms of appreciation or depreciation in the Fund’s net asset value per share, plus dividends and any capital gain distributions. It assumes that dividends and distributions were reinvested at the time they were paid. Returns (and the graph and table found below) do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Average annual returns tend to smooth out variations in a fund’s return, so that they differ from actual year-to-year results.

Bonds are subject to a variety of risks, including interest rate, credit and inflation risk. Non-U.S. investments are subject to currency fluctuations, social, economical and political risk.

Growth of a $1,000,000 Investment—Institutional Class

The performance data quoted represent past performance and do not guarantee future results. Current performance may be lower or higher than the performance data quoted. To obtain the most recent month-end performance information, please visit www.westernassetfunds.com. The investment return and principal value of the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Calculations assume reinvestment of all distributions, including returns of capital, if any, at net asset value and the deduction of all Fund expenses. Performance would have been lower if fees had not been waived in various periods.

Annual Report to Shareholders

Growth of a $1,000,000 Investment—Institutional Select Class (Unaudited)

The performance data quoted represent past performance and do not guarantee future results. Current performance may be lower or higher than the performance data quoted. To obtain the most recent month-end performance information, please visit www.westernassetfunds.com. The investment return and principal value of the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Calculations assume reinvestment of all distributions, including returns of capital, if any, at net asset value and the deduction of all Fund expenses. Performance would have been lower if fees had not been waived in various periods.

Annual Report to Shareholders

Performance Information (Unaudited)—Continued

Portfolio Composition (as of December 31, 2009)A

Standard & Poor’s Debt RatingsB

(as a percentage of the portfolio)

Maturity Schedule

(as a percentage of the portfolio)

A

The pie charts above represent the composition of the Fund’s portfolio as of December 31, 2009 and do not include derivatives such as Futures Contracts, Options Written, and Swaps. The Fund is actively managed. As a result, the composition of the portfolio holdings and sectors are subject to change at any time.

B

Standard & Poor’s Ratings Service provides capital markets with credit ratings for the evaluation and assessment of credit risk. These ratings are the opinions of S&P and not absolute measures of quality or guarantees of performance.

Annual Report to Shareholders

Spread Duration

Western Asset Limited Duration Bond Portfolio

December 31, 2009 (Unaudited)

Economic Exposure

Spread duration is defined as the change in value for a 100 basis point change in the spread relative to Treasuries. The spread over Treasuries is the annual risk-premium demanded by investors to hold non-Treasury securities. This chart highlights the market sector exposure of the Fund’s portfolio and the exposure relative to the selected benchmark as of the end of the reporting period.

ABS	—	Asset Backed Securities
CMBS	—	Commercial Mortgage Backed Securities
HY	—	High Yield
IG Credit	—	Investment Grade Credit
MBS	—	Mortgage Backed Securities
MLTI	—	Merrill Lynch 1-3 Year Treasury Index

Annual Report to Shareholders

Effective Duration

Western Asset Limited Duration Bond Portfolio

December 31, 2009 (Unaudited)

Interest Rate Exposure

Effective duration is defined as the change in value for a 100 basis point change in Treasury yields. This chart highlights the interest rate exposure of the Fund’s portfolio relative to the selected benchmark as of the end of the reporting period.

ABS	—	Asset Backed Securities
CMBS	—	Commercial Mortgage Backed Securities
HY	—	High Yield
IG Credit	—	Investment Grade Credit
MBS	—	Mortgage Backed Securities
MLTI	—	Merrill Lynch 1-3 Year Treasury Index

Annual Report to Shareholders

Portfolio of Investments

Western Asset Limited Duration Bond Portfolio

December 31, 2009

	% OF NET ASSETS	RATE	MATURITY DATE	PAR/ SHARES	VALUE

Long-Term Securities	91.8%

Corporate Bonds and Notes	24.5%

Aerospace and Defense	0.5%
The Boeing Co.		1.875%	11/20/12	$140,000	$138,440
United Technologies Corp.		5.375%	12/15/17	140,000	149,191

					287,631

Airlines	1.7%
Continental Airlines Inc.		6.900%	1/2/18	290,822	281,370
Continental Airlines Inc.		6.545%	8/2/20	221,362	216,935
Continental Airlines Inc.		6.703%	6/15/21	182,082	169,336
Northwest Airlines Inc.		1.019%	5/20/14	359,903	302,318	A

					969,959

Beverages	0.4%
Anheuser-Busch InBev Worldwide Inc.		4.125%	1/15/15	180,000	182,763	B
Dr. Pepper Snapple Group Inc.		2.350%	12/21/12	70,000	70,075

					252,838

Capital Markets	2.7%
Goldman Sachs Capital II		5.793%	12/29/49	440,000	341,000	C
Lehman Brothers Holdings Capital Trust VII		5.857%	11/29/49	570,000	171	C,D
Lehman Brothers Holdings Inc.		6.500%	7/19/17	200,000	60	D
Merrill Lynch and Co. Inc.		6.150%	4/25/13	450,000	481,571
Morgan Stanley		6.600%	4/1/12	200,000	217,599
The Bear Stearns Cos. Inc.		6.400%	10/2/17	230,000	250,718
The Goldman Sachs Group Inc.		6.600%	1/15/12	210,000	228,299

					1,519,418

Chemicals	0.4%
E.I. du Pont de Nemours and Co.		3.250%	1/15/15	170,000	168,407
The Dow Chemical Co.		5.700%	5/15/18	60,000	60,952

					229,359

Commercial Banks	1.9%
SunTrust Capital VIII		6.100%	12/15/36	60,000	41,791	C
Wachovia Capital Trust III		5.800%	3/15/42	770,000	589,050	C
Wells Fargo Capital X		5.950%	12/15/36	150,000	130,500	C
Wells Fargo Capital XIII		7.700%	12/29/49	290,000	281,300	C

					1,042,641

Consumer Finance	3.2%
American Express Co.		6.800%	9/1/66	300,000	268,500	C
American Express Credit Corp.		5.125%	8/25/14	50,000	52,687

Annual Report to Shareholders

Portfolio of Investments—Continued

Western Asset Limited Duration Bond Portfolio—Continued

	% OF NET ASSETS	RATE	MATURITY DATE	PAR/ SHARES	VALUE

Corporate Bonds and Notes—Continued

Consumer Finance—Continued
Caterpillar Financial Services Corp.		1.001%	6/24/11	$480,000	$483,970	A
FIA Card Services N.A.		7.125%	11/15/12	150,000	163,284
GMAC LLC		7.500%	12/31/13	153,000	147,645	B
GMAC LLC		8.000%	12/31/18	127,000	111,760	B
Nelnet Inc.		7.400%	9/29/36	210,000	152,945	C
SLM Corp.		8.450%	6/15/18	420,000	414,436

					1,795,227

Diversified Financial Services	3.3%
Bank of America Corp.		8.000%	12/29/49	300,000	288,822	C
Citigroup Inc.		5.000%	9/15/14	500,000	482,012
Citigroup Inc.		5.500%	10/15/14	60,000	60,752
General Electric Capital Corp.		6.375%	11/15/67	450,000	390,375	C
JPMorgan Chase Bank NA		3.123%	2/11/11	205,000	206,353	A,B
ZFS Finance USA Trust III		1.404%	12/15/65	540,000	437,400	A,B

					1,865,714

Diversified Telecommunication Services	1.0%
AT&T Inc.		4.850%	2/15/14	250,000	265,824
Qwest Corp.		8.875%	3/15/12	130,000	139,750
Verizon Communications Inc.		8.750%	11/1/18	120,000	149,882

					555,456

Electric Utilities	1.1%
FirstEnergy Corp.		6.450%	11/15/11	5,000	5,361
FirstEnergy Solutions Corp.		4.800%	2/15/15	160,000	163,311
Pacific Gas and Electric Co.		4.800%	3/1/14	400,000	424,799

					593,471

Food and Staples Retailing	0.1%
The Kroger Co.		3.900%	10/1/15	80,000	80,437

Health Care Equipment and Supplies	0.4%
Hospira Inc.		5.550%	3/30/12	200,000	213,173

Health Care Providers and Services	0.2%
UnitedHealth Group Inc.		4.875%	2/15/13	110,000	115,089

Insurance	0.3%
Metropolitan Life Global Funding I		2.875%	9/17/12	170,000	171,334	B

Annual Report to Shareholders

	% OF NET ASSETS	RATE	MATURITY DATE	PAR/ SHARES	VALUE

Corporate Bonds and Notes—Continued

Leisure Equipment and Products	N.M.
Eastman Kodak Co.		7.250%	11/15/13	$10,000	$8,250

Media	1.0%
Comcast Cable Communications Inc.		6.750%	1/30/11	200,000	211,073
The Walt Disney Co.		4.700%	12/1/12	160,000	172,265
Time Warner Cable Inc.		8.250%	2/14/14	140,000	163,624

					546,962

Multiline Retail	0.3%
Federated Retail Holdings Inc.		5.350%	3/15/12	150,000	153,188

Oil, Gas and Consumable Fuels	3.9%
Devon Financing Corp. ULC		6.875%	9/30/11	260,000	282,442
El Paso Natural Gas Co.		5.950%	4/15/17	370,000	381,110
Energy Transfer Partners LP		9.700%	3/15/19	90,000	111,159
Kinder Morgan Energy Partners LP		6.750%	3/15/11	310,000	327,836
Occidental Petroleum Corp.		7.000%	11/1/13	400,000	459,593
Pemex Project Funding Master Trust		0.855%	12/3/12	320,000	308,800	A,B
XTO Energy Inc.		5.650%	4/1/16	290,000	316,950

					2,187,890

Thrifts and Mortgage Finance	0.8%
Countrywide Financial Corp.		5.800%	6/7/12	60,000	63,691
US Central Federal Credit Union		1.900%	10/19/12	390,000	389,695

					453,386

Tobacco	0.8%
Philip Morris International Inc.		4.875%	5/16/13	300,000	316,697
Reynolds American Inc.		7.250%	6/1/13	120,000	130,923

					447,620

Wireless Telecommunication Services	0.5%
Cellco Partnership/Verizon Wireless Capital LLC		3.750%	5/20/11	260,000	268,103

Total Corporate Bonds and Notes (Cost—$14,471,448)					13,757,146
Asset-Backed Securities	16.1%

Fixed Rate Securities	3.5%
Citibank Credit Card Issuance Trust 2009-A5 A5		2.250%	12/23/14	470,000	464,407
Countryplace Manufactured Housing Contract Trust 2007-1 A2		5.232%	7/15/37	314,650	305,950	B,E

Annual Report to Shareholders

Portfolio of Investments—Continued

Western Asset Limited Duration Bond Portfolio—Continued

	% OF NET ASSETS	RATE	MATURITY DATE	PAR/ SHARES	VALUE

Asset-Backed Securities—Continued

Fixed Rate Securities—Continued
Drive Auto Receivables Trust 2006-1 A4		5.540%	12/16/13	$362,812	$369,297	B
Ford Credit Auto Owner Trust 2009-B A2		2.100%	11/15/11	500,000	503,134
Ford Credit Auto Owner Trust 2009-D A2		1.210%	1/15/12	270,000	270,745
UCFC Home Equity Loan 1998-D		6.905%	4/15/30	33,160	27,951

					1,941,484

Indexed SecuritiesA	11.9%
Ameriquest Mortgage Securities Inc. 2005-R11 A2D		0.561%	1/25/36	240,000	155,833
Asset Backed Funding Certificates 2004-OPT2 M1		0.781%	8/25/33	180,000	128,477
Bank of America Credit Card Trust 2006-A9 A9		0.243%	2/15/13	650,000	646,239
Bank of America Credit Card Trust 2008-A1 A1		0.813%	4/15/13	420,000	419,046
Bayview Financial Acquisition Trust 2004-C		0.861%	5/28/44	59,005	47,717
Bayview Financial Acquisition Trust 2006-D 2A4		0.511%	12/28/36	446,949	265,396
Bear Stearns Asset-Backed Securities Inc. 2007-SD2 2A1		0.631%	9/25/46	280,084	168,547
Bear Stearns Asset-Backed Securities Trust 2006-SD2		0.431%	6/25/36	206,359	194,143
Chase Issuance Trust 2006-A5 A		0.253%	11/15/13	600,000	594,836
Chase Issuance Trust 2009-A4 A4		0.983%	6/15/12	470,000	471,191
Countrywide Asset-Backed Certificates 2007-SE1 1A1		0.781%	5/25/47	760,447	379,169	B
Countrywide Home Equity Loan Trust 2004-O		0.513%	2/15/34	49,539	18,022
Ellington Loan Acquisition Trust 2007-1 A2A1		1.231%	5/26/37	194,251	163,788	B
MASTR Specialized Loan Trust 2006-2		0.491%	2/25/36	237,006	121,216	B
MASTR Specialized Loan Trust 2006-3 A		0.491%	6/25/46	409,005	226,118	B
Morgan Stanley Mortgage Loan Trust 2006-12XS		0.351%	10/25/36	51,998	52,031
Nelnet Student Loan Trust 2008-4 A4		1.762%	4/25/24	1,090,000	1,137,954
Origen Manufactured Housing 2006-A		0.383%	11/15/18	300,490	276,335
Residential Asset Securities Corp. 2006-KS1 A4		0.531%	2/25/36	310,000	119,289
SACO I Trust 2006-3 A3		0.461%	4/25/36	596,253	98,533
SLM Student Loan Trust 2005-10 A3		0.332%	10/25/16	574,740	573,757
SLM Student Loan Trust 2007-6 A1		0.452%	4/27/15	241,706	241,553
Specialty Underwriting & Residential Finance Trust 2001-BC4 M1		0.831%	11/25/34	240,000	167,242

					6,666,432

Variable Rate SecuritiesF	0.7%
Green Tree 2008-MH1 A1		7.000%	4/25/38	415,002	422,719	B

Total Asset-Backed Securities (Cost—$10,775,063)					9,030,635

Annual Report to Shareholders

	% OF NET ASSETS	RATE	MATURITY DATE	PAR/ SHARES	VALUE

Mortgage-Backed Securities	10.5%

Fixed Rate Securities	1.5%
GS Mortgage Securities Corp. II 2001-1285 C		6.712%	8/15/18	$200,000	$206,745	B
LB-UBS Commercial Mortgage Trust 2001-WM A2		6.530%	7/14/16	170,000	179,006	B
Residential Asset Mortgage Products Inc. 2004-SL1		7.000%	11/25/31	48,297	48,364
Residential Asset Mortgage Products Inc. 2004-SL2		8.500%	10/25/31	21,284	20,193
Residential Asset Mortgage Products Inc. 2005-SL1		8.000%	5/25/32	407,896	370,676

					824,984

Indexed SecuritiesA	6.1%
American Home Mortgage Investment Trust 2005-SD1		0.681%	9/25/35	400,588	176,866	B
Banc of America Mortgage Securities 2003-D		4.569%	5/25/33	84,850	76,580
Bayview Commercial Asset Trust 2005-2A A2		0.581%	8/25/35	290,846	186,366	B
Bear Stearns ARM Trust 2004-10		3.547%	1/25/35	172,755	138,913
Bear Stearns Second Lien Trust 2007-SV1A A1		0.451%	12/25/36	196,485	135,897	B
CBA Commercial Small Balance Commercial Trust 2005-1A		0.551%	7/25/35	290,889	145,444	B
Citigroup Mortgage Loan Trust Inc. 2005-5		5.388%	8/25/35	206,987	117,035
Countrywide Alternative Loan Trust 2005-51 2A1		0.533%	11/20/35	252,592	134,797
Countrywide Asset-Backed Certificates 2005-IM1		0.511%	11/25/35	180,235	161,486
Countrywide Home Loans 2005-R3		0.631%	9/25/35	398,098	298,606	B
Crusade Global Trust 2003-2		0.444%	9/18/34	29,177	28,653	G
CS First Boston Mortgage Securities Corp. 2004-AR5 7A2		3.630%	6/25/34	214,649	198,070
CS First Boston Mortgage Securities Corp. 2004-AR6 1A1		4.075%	10/25/34	137,092	123,218

First Horizon Alternative Mortgage Securities 2004-AA4 A1		2.873%	10/25/34	179,463	141,118
Greenpoint Mortgage Funding Trust 2006-AR7 1A1B		0.351%	12/25/46	209,165	41,742
GSMPS Mortgage Loan Trust 2005-RP3		0.581%	9/25/35	338,679	251,102	B
Luminent Mortgage Trust 2006-7 2A2		0.451%	12/25/36	969,744	218,947
Medallion Trust 2003-1G		0.443%	12/21/33	33,032	31,197	G
MLCC Mortgage Investors Inc. 2003-H		2.412%	1/25/29	14,121	12,638
Sequoia Mortgage Trust 2003-2 A2		0.931%	6/20/33	20,935	17,877
Wachovia Mortgage Loan Trust LLC 2005-A		4.191%	8/20/35	132,746	90,982
WaMu Mortgage Pass-Through Certificates 2003-AR8 A		2.851%	8/25/33	183,534	170,212

Annual Report to Shareholders

Portfolio of Investments—Continued

Western Asset Limited Duration Bond Portfolio—Continued

	% OF NET ASSETS	RATE	MATURITY DATE	PAR/ SHARES	VALUE

Mortgage-Backed Securities—Continued

Indexed Securities—Continued
WaMu Mortgage Pass-Through Certificates 2005-AR19		0.641%	12/25/45	$432,176	$177,985
WaMu Mortgage Pass-Through Certificates 2006-AR4 DA		1.514%	6/25/46	407,207	162,298
WaMu Mortgage Pass-Through Certificates 2007-HY7 1A1		5.673%	7/25/37	301,425	201,187

					3,439,216

Variable Rate SecuritiesF	2.9%
Banc of America Funding Corp. 2004-B		3.461%	12/20/34	69,211	53,980
Citigroup Mortgage Loan Trust Inc. 2007-AR8 1A1A		5.700%	8/25/47	449,727	322,441
IndyMac INDX Mortgage Loan Trust 2004-AR15		4.220%	2/25/35	168,550	97,239
Merrill Lynch Mortgage Investors Trust 2004-A1 2A1		3.789%	2/25/34	184,925	179,695
Prime Mortgage Trust 2005-2		7.461%	10/25/32	87,468	76,753
Small Business Administration Series 2004-2		3.080%	9/25/18	240,090	247,371
Structured Adjustable Rate Mortgage Loan Trust 2005-12 3A1		5.485%	6/25/35	292,574	183,425
Structured Asset Securities Corp. 2003-22A 3A		2.824%	6/25/33	498,465	400,434
Structured Asset Securities Corp. 2004-SC1		8.769%	12/25/29	67,387	51,482	B

					1,612,820

Total Mortgage-Backed Securities (Cost—$8,981,492)					5,877,020
U.S. Government and Agency Obligations	11.6%

Fixed Rate Securities	11.6%
Fannie Mae		2.625%	11/20/14	620,000	615,193	H
Freddie Mac		2.000%	2/25/11	320,000	320,606	H
United States Treasury Notes		1.125%	12/15/12	2,050,000	2,017,159
United States Treasury Notes		2.125%	11/30/14	2,710,000	2,645,854
United States Treasury Notes		3.375%	11/15/19	930,000	894,548

Total U.S. Government and Agency Obligations (Cost—$6,633,069)					6,493,360
U.S. Government Agency Mortgage-Backed Securities	10.7%

Indexed SecuritiesA	10.7%
Fannie Mae		3.245%	12/1/34	61,011	62,439	H
Fannie Mae		3.758%	12/1/34	80,436	82,303	H

Annual Report to Shareholders

	% OF NET ASSETS	RATE	MATURITY DATE	PAR/ SHARES	VALUE

U.S. Government Agency Mortgage-Backed Securities—Continued

Indexed Securities—Continued
Fannie Mae		4.296%	1/1/35	$91,933	$93,879	H
Fannie Mae		4.352%	1/1/35	171,582	176,324	H
Fannie Mae		4.572%	2/1/35	387,468	398,441	H
Fannie Mae		4.556%	3/1/35	161,871	166,950	H
Fannie Mae		5.107%	3/1/35	268,253	276,220	H
Fannie Mae		5.503%	7/1/37	2,384,145	2,517,552	H
Freddie Mac		3.834%	1/1/35	23,567	24,424	H
Freddie Mac		4.586%	1/1/35	102,811	105,532	H
Freddie Mac		6.197%	12/1/36	1,990,496	2,116,309	H

Total U.S. Government Agency Mortgage-Backed Securities (Cost—$5,764,360)					6,020,373
Yankee BondsG	18.3%

Beverages	0.4%
Diageo Capital PLC		5.200%	1/30/13	210,000	224,816

Capital Markets	2.4%
Deutsche Bank AG		6.000%	9/1/17	300,000	327,067
Macquarie Bank Ltd.		2.600%	1/20/12	580,000	592,209	B
NIBC Bank NV		2.800%	12/2/14	440,000	428,156	B

					1,347,432

Commercial Banks	10.6%
Achmea Hypotheekbank NV		3.200%	11/3/14	360,000	359,303	B
ANZ National (Int’l) Ltd.		2.375%	12/21/12	200,000	198,543	B
Bank of Scotland PLC		5.000%	11/21/11	310,000	321,547
Barclays Bank PLC		2.500%	1/23/13	160,000	159,816
Barclays Bank PLC		5.200%	7/10/14	120,000	127,201
BNP Paribas		2.125%	12/21/12	100,000	99,484
Commonwealth Bank of Australia		2.900%	9/17/14	530,000	521,215	B
Commonwealth Bank of Australia		3.750%	10/15/14	150,000	150,365	B
Credit Agricole SA		8.375%	12/31/49	100,000	106,000	B,C
Glitnir Banki Hf		5.815%	1/21/11	720,000	151,200	A,B,D,I
Kaupthing Bank Hf		5.750%	10/4/11	290,000	71,775	B,D,I
Kaupthing Bank Hf		7.625%	2/28/15	700,000	173,250	B,D,I
Landsbanki Islands Hf		6.100%	8/25/11	410,000	18,450	B,D,I
Landsbanki Islands Hf		7.431%	10/19/17	140,000	14	B,C,D,I
Landwirtschaftliche Rentenbank		1.875%	9/24/12	250,000	249,273

Annual Report to Shareholders

Portfolio of Investments—Continued

Western Asset Limited Duration Bond Portfolio—Continued

	% OF NET ASSETS	RATE	MATURITY DATE	PAR/ SHARES	VALUE

Yankee Bonds—Continued

Commercial Banks—Continued
Nordea Bank AB		3.700%	11/13/14	$100,000	$99,807	B
Resona Preferred Global Securities		7.191%	12/29/49	360,000	294,455	B,C
Santander US Debt SA Unipersonal		0.333%	7/23/10	550,000	549,465	A,B
Shinsei Finance Cayman Ltd.		6.418%	1/29/49	410,000	238,825	B,C
Societe Financement de l’Economie Francaise		2.125%	1/30/12	430,000	435,473	B
Swedbank AB		3.000%	12/22/11	320,000	327,945	B
Westpac Banking Corp.		3.250%	12/16/11	570,000	588,485	B
Westpac Banking Corp.		2.500%	5/25/12	130,000	131,810	B
Westpac Banking Corp.		2.250%	11/19/12	350,000	349,175
Westpac Banking Corp.		2.900%	9/10/14	200,000	197,382	B

					5,920,258

Diversified Financial Services	0.7%
MUFG Capital Finance 1 Ltd.		6.346%	7/29/49	240,000	218,435	C
TNK-BP Finance SA		6.875%	7/18/11	190,000	196,175	B

					414,610

Diversified Telecommunication Services	1.1%
France Telecom SA		7.750%	3/1/11	200,000	214,354	J
Telefonica Emisiones S.A.U.		0.609%	2/4/13	400,000	393,779	A

					608,133

Foreign Governments	0.1%
Russian Federation		8.250%	3/31/10	4,446	4,526
Russian Federation		8.250%	3/31/10	41,129	41,952	B

					46,478

Health Care Equipment and Supplies	0.5%
Baxter Finco BV		4.750%	10/15/10	260,000	268,343

Industrial Conglomerates	0.6%
Tyco International Group SA		6.375%	10/15/11	300,000	321,690

Insurance	0.8%
Suncorp-Metway Ltd.		1.784%	7/16/12	450,000	465,321	A,B

Metals and Mining	0.1%
Vale Overseas Ltd.		6.250%	1/23/17	80,000	83,449

Oil, Gas and Consumable Fuels	0.4%
Anadarko Finance Co.		6.750%	5/1/11	200,000	211,347

Annual Report to Shareholders

	% OF NET ASSETS	RATE	MATURITY DATE	PAR/ SHARES		VALUE

Yankee Bonds—Continued

Wireless Telecommunication Services	0.6%
Rogers Wireless Inc.		6.375%	3/1/14	$300,000		$332,158

Total Yankee Bonds (Cost—$12,109,154)						10,244,035
Preferred Stocks	0.1%
Fannie Mae		8.250%		8,850	shs	9,735	C,H,K
Freddie Mac		8.375%		12,125		12,731	C,H,K

Total Preferred Stocks (Cost—$524,375)						22,466

Total Long-Term Securities (Cost—$59,258,961)						51,445,035
Short-Term Securities	7.5%

U.S. Government and Agency Obligations	0.3%
Fannie Mae		0.020% to 0.330%	2/1/10	$130,000		129,990	H,M,O
Fannie Mae		0.020%	1/25/10	40,000		39,999	H,M,O

						169,989

Options Purchased	N.M.
Eurodollar Futures Put, March 2010, Strike Price $99.13				17	N	425

Repurchase Agreement	7.2%
Morgan Stanley repurchase agreement dated 12/31/09, 0.005% due 1/4/10; Proceeds at maturity—$4,058,002; (Fully collateralized by U.S. government agency obligation, 3.125% due 9/29/14; Market value—$4,139,158)				4,058,000		4,058,000

Total Short-Term Securities (Cost—$4,234,632)						4,228,414
Total Investments (Cost—$63,493,593#)	99.3%					55,673,449
Other Assets Less Liabilities	0.7%					411,680

Net Assets	100.0%					$56,085,129

	EXPIRATION	ACTUAL CONTRACTS	APPRECIATION/ (DEPRECIATION)

Futures Contracts PurchasedP
Eurodollar Futures	December 2011	23	$338

Annual Report to Shareholders

Portfolio of Investments—Continued

Western Asset Limited Duration Bond Portfolio—Continued

	EXPIRATION	ACTUAL CONTRACTS	APPRECIATION/ (DEPRECIATION)
Futures Contracts WrittenP
Eurodollar Futures	December 2010	23	$(6,837)
U.S. Treasury Note Futures	March 2010	1	887
U.S. Treasury Note Futures	March 2010	4	3,456

			$(2,494)

Options WrittenP
Eurodollar Futures Call, Strike Price $98.75	September 2010	7	1,377
Eurodollar Futures Call, Strike Price $99.38	June 2010	18	1,954
Eurodollar Futures Put, Strike Price $98.50	March 2010	17	6,821
Eurodollar Futures Put, Strike Price $98.75	September 2010	7	(373)
Eurodollar Futures Put, Strike Price $99.38	June 2010	18	(1,133)

			$8,646

N.M.—Not Meaningful.

A

Indexed Security – The rates of interest earned on these securities are tied to the London Interbank Offered Rate (“LIBOR”), the Euro Interbank Offered Rate (“EURIBOR”) Index, the Consumer Price Index (“CPI”), the one-year Treasury Bill Rate or the ten-year Japanese Government Bond Rate. The coupon rates are the rates as of December 31, 2009.

B

Rule 144a Security – A security purchased pursuant to Rule 144a under the Securities Act of 1933 which may not be resold subject to that rule except to qualified institutional buyers. These securities, which the Fund’s investment adviser has determined to be liquid, unless otherwise noted, represent 20.55% of net assets.

C

Stepped Coupon Security – A security with a predetermined schedule of interest or dividend rate changes at which time it begins to accrue interest or pay dividends according to the predetermined schedule.

D	The coupon payment on these securities is currently in default as of December 31, 2009.
E	Security is valued in good faith at fair value by or under the direction of the Board of Directors.
F	The coupon rates shown on variable rate securities are the rates at December 31, 2009. These rates vary with the weighted average coupon of the underlying loans.
G	Yankee Bond – A dollar-denominated bond issued in the U.S. by foreign entities.
H	On September 7, 2008, the Federal Housing Finance Agency placed Fannie Mae and Freddie Mac into conservatorship.
I	Illiquid security.
J	Credit Linked Security – The rates of interest earned on these securities are tied to the credit rating assigned by Standard & Poor’s Rating Service and/or Moody’s Investors Services.
K	Non-income producing.
L	Zero coupon bond – A bond with no periodic interest payments which is sold at such a discount as to produce a current yield to maturity.
M	All or a portion of this security is collateral to cover futures and options contracts written.
N	Par represents actual number of contracts.
O	Rate shown represents yield-to-maturity.
P	Options written and futures are described in more detail in the notes to financial statements.
#	Aggregate cost for federal income tax purposes is $63,495,612.

See notes to financial statements.

Annual Report to Shareholders

Statement of Assets and Liabilities

Western Asset Limited Duration Bond Portfolio

December 31, 2009

Assets:
Investment securities at value (Cost—$59,258,961)		$51,445,035
Short-term securities at value (Cost—$4,234,632)		4,228,414
Cash		94
Interest receivable		479,631
Receivable for fund shares sold		150,011
Premiums paid on open swaps		45,038
Futures variation margin receivable		685
Amounts receivable for open swaps		73

Total assets		56,348,981

Liabilities:
Unrealized depreciation of swaps	$122,511
Options written (Proceeds—$38,853)	30,207
Premiums received on open swaps	24,159
Income distribution payable	14,531
Accrued management fee	7,001
Amounts payable for open swaps	727
Payable for fund shares repurchased	311
Accrued expenses	64,405

Total liabilities		263,852

Net Assets		$56,085,129

Net assets consist of:
Accumulated paid-in-capital (Note 7)		$73,214,389
Overdistributed net investment income		(43,546)
Accumulated net realized loss on investments, options, futures and swaps		(9,149,549)
Net unrealized depreciation of investments, options, futures and swaps		(7,936,165)

Net Assets		$56,085,129

Net Asset Value Per Share:
Institutional Class (3,861,586 shares outstanding)		$8.82

Institutional Select Class (2,499,901 shares outstanding)		$8.82

See notes to financial statements.

Annual Report to Shareholders

Statement of Operations

Western Asset Limited Duration Bond Portfolio

	FOR THE YEAR ENDED DECEMBER 31, 2009
Investment Income:
Interest		$2,591,219
Expenses:
Management fees (Note 2)	220,333
Audit and legal fees	67,278
Registration fees	32,206
Custodian fees	26,981
Transfer agent and shareholder servicing expense (Note 6)	16,002
Reports to shareholders (Note 6)	10,761
Directors’ fees and expenses	3,629
Other expenses	27,462

	404,652
Less: Fees waived (Notes 2 and 6)	(136,133)

Net expenses		268,519

Net Investment Income		2,322,700
Net Realized and Unrealized Gain/(Loss) on Investments (Notes 1, 3 and 4):
Net realized gain/(loss) on:
Investments	(971,194)
Options written	(493,351)
Futures	2,040,121
Swaps	(1,809,761)

		(1,234,185)
Change in unrealized appreciation/(depreciation) of:
Investments	7,345,600
Options written	573,317
Futures	(2,009,780)
Swaps	1,894,152

		7,803,289

Net Realized and Unrealized Gain on Investments		6,569,104

Change in Net Assets Resulting From Operations		$8,891,804

See notes to financial statements.

Annual Report to Shareholders

Statement of Changes in Net Assets

Western Asset Limited Duration Bond Portfolio

	FOR THE YEAR ENDED DECEMBER 31, 2009	FOR THE PERIOD ENDED DECEMBER 31, 2008A	FOR THE YEAR ENDED MARCH 31, 2008
Change in Net Assets:
Net investment income	$2,322,700	$3,152,617	$5,515,303

Net realized loss	(1,234,185)	(6,719,045)	(1,262,061)

Change in unrealized appreciation/(depreciation)	7,803,289	(6,251,969)	(9,569,232)

Change in net assets resulting from operations	8,891,804	(9,818,397)	(5,315,990)

Distributions to shareholders from (Note 1):
Net investment income:
Institutional Class	(1,798,663)	(3,140,101)	(4,689,218)
Institutional Select Class	(563,500)	(104,712)	N/A

Return of capital:
Institutional Class	—	—	(547,710)

Change in net assets from fund share transactions (Note 7):
Institutional Class	(36,213,243)	(25,328,029)	21,640,200
Institutional Select Class	7,157,836	13,514,889	N/A

Change in net assets	(22,525,766)	(24,876,350)	11,087,282

Net Assets:
Beginning of year	78,610,895	103,487,245	92,399,963

End of year	$56,085,129	$78,610,895	$103,487,245

Overdistributed net investment income	$(43,546)	$(20,309)	$(8,842)

A	For the period April 1, 2008 to December 31, 2008.

N/A—Not applicable.

See notes to financial statements.

Annual Report to Shareholders

Financial Highlights

Western Asset Limited Duration Bond Portfolio

For a share of each class of capital stock outstanding:

Institutional Class:

	YEAR ENDED DECEMBER 31, 2009		PERIOD ENDED DECEMBER 31, 2008A		YEARS ENDED MARCH 31,
					2008		2007		2006		2005
Net asset value, beginning of year	$7.87		$8.96		$9.88		$9.80		$9.89		$10.09

Investment operations:
Net investment income	.30	B	.27	B	.50	B	.47	B	.38	C	.24	C
Net realized and unrealized gain/(loss)	.97		(1.08)		(.94)		.08		(.09)		(.17)

Total from investment operations	1.27		(.81)		(.44)		.55		.29		.07

Distributions from:
Net investment income	(.32)		(.28)		(.43)		(.47)		(.38)		(.25)
Net realized gain on investments	—		—		—		—		—		(.02)
Return of capital	—		—		(.05)		—		—		—

Total distributions	(.32)		(.28)		(.48)		(.47)		(.38)		(.27)

Net asset value, end of year	$8.82		$7.87		$8.96		$9.88		$9.80		$9.89

Total returnD	16.38%		(9.23)%		(4.72)%		5.73%		3.01%		.69%

Ratios to Average Net Assets:
Total expensesE	.64%		.58	%F	.50%		.58%		.68%		.73%
Expenses net of waivers, if anyE	.43%		.46	%F	.40%		.40%		.40%		.40%
Expenses net of all reductionsE	.43%		.46	%F	.40%		.40%		.40%		.40%
Net investment income	3.7%		4.2	%F	5.2%		4.8%		3.9%		2.4%

Supplemental Data:
Portfolio turnover rate	167.7%		261.3	%G	312.1%		270.5%		244.7%		231.5%
Net assets, end of year (in thousands)	$34,048		$65,337		$103,487		$92,400		$74,143		$37,426

A	For the period April 1, 2008 to December 31, 2008.
B	Computed using average daily shares outstanding.
C	Computed using SEC method.
D

Performance figures may reflect compensating balance credits, fee waivers and/or expense reimbursements. In the absence of compensating balance credits, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

E

Total expenses reflects operating expenses prior to any voluntary expense waivers and/or compensating balance credits. Expenses net of waivers reflects total expenses before compensating balance credits but net of any voluntary expense waivers. Expenses net of all reductions reflects expenses less any compensating balance credits and/or voluntary expense waivers.

F	Annualized.
G	Not annualized.

See notes to financial statements.

Annual Report to Shareholders

Financial Highlights

Western Asset Limited Duration Bond Portfolio

For a share of each class of capital stock outstanding:

Institutional Select Class:

	YEAR ENDED DECEMBER 31, 2009	PERIOD ENDED DECEMBER 31, 2008A
Net asset value, beginning of year	$7.87	$8.01

Investment operations:
Net investment incomeB	.31	.05
Net realized and unrealized gain/(loss)	.96	(.13)

Total from investment operations	1.27	(.08)

Distributions from:
Net investment income	(.32)	(.06)

Total distributions	(.32)	(.06)

Net asset value, end of year	$8.82	$7.87

Total returnC	16.42%	(.96)%

Ratios to Average Net Assets:
Total expensesD	.65%	.58	%E
Expenses net of waivers, if anyD	.40%	.41	%E
Expenses net of all reductionsD	.40%	.40	%E
Net investment income	3.8%	3.7	%E

Supplemental Data:
Portfolio turnover rate	167.7%	261.3	%F
Net assets, end of year (in thousands)	$22,037	$13,274

A	For the period October 29, 2008 (commencement of operations) to December 31, 2008
B	Computed using average daily shares outstanding.
C

Performance figures may reflect compensating balance credits, fee waivers and/or expense reimbursements. In the absence of compensating balance credits, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

D

Total expenses reflects operating expenses prior to any voluntary expense waivers and/or compensating balance credits. Expenses net of waivers reflects total expenses before compensating balance credits but net of any voluntary expense waivers. Expenses net of all reductions reflects expenses less any compensating balance credits and/or voluntary expense waivers.

E	Annualized.
F	Not annualized.

See notes to financial statements.

Annual Report to Shareholders

Management’s Discussion of Fund Performance

Western Asset Non-U.S. Opportunity Bond Portfolio

Performance Review

For the twelve months ended December 31, 2009, Institutional Class shares of Western Asset Non-U.S. Opportunity Bond Portfolio returned 4.95%. The Fund’s unmanaged benchmark, the Citigroup World Government Ex-U.S. Index (Hedged)i, returned 2.38% for the same period. The Lipper International Income Funds Category Average1 returned 10.84% over the same time frame.

PERFORMANCE SNAPSHOT as of December 31, 2009 (unaudited)

	6 MONTHS	12 MONTHS
Western Asset Non-U.S. Opportunity Bond Portfolio:
Institutional Class	5.60%	4.95%
Citigroup World Government Ex-U.S. Index (Hedged)	2.17%	2.38%
Lipper International Income Funds Category Average[1]	7.57%	10.84%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value, investment returns and yields will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.leggmason.com/individualinvestors.

All share class returns assume the reinvestment of all distributions, including returns of capital, if any, at net asset value and the deduction of all Fund expenses. Returns have not been adjusted to include the deduction of taxes that a shareholder would pay on Fund distributions. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

Performance figures reflect expense reimbursements and/or fee waivers, without which the performance would have been lower.

The 30-Day SEC Yield for the period ended December 31, 2009 for Institutional Class shares was 2.30%. Absent current expense reimbursements and/or fee waivers, the 30-Day SEC Yield for Institutional Class shares would have been 2.26%. The 30-Day SEC Yield is the average annualized net investment income per share for the 30-day period indicated and is subject to change.

TOTAL ANNUAL OPERATING EXPENSES (unaudited)

As of the Fund’s most current prospectus dated July 1, 2009, the gross total operating expense ratio for Institutional Class shares was 0.64%.

Actual expenses may be higher. For example, expenses may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Fund expense ratios are more likely to increase when markets are volatile.

While the financial crisis in 2008 led to periods of extreme risk aversion and frozen credit conditions, the financial markets in both the U.S. and abroad largely stabilized in 2009. Against this backdrop, the Fund outperformed its benchmark.

[1]

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the period ended December 31, 2009, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 103 funds for the six-month period and among the 100 funds for the twelve-month period in the Fund’s Lipper category.

Annual Report to Shareholders

The largest contributor to the Fund’s relative performance for the reporting period was its overweight exposure to the corporate bond market. In particular, an overweight in and strong security selection of European Tier 1 financial companies enhanced the Fund’s results as the spreads of these securities significantly narrowed during the year. The Fund also benefited from its overweights in the Industrials and Utilities sectors. We subsequently pared our exposures to these areas given their price rallies and our belief that they were fairly valued. Also enhancing the Fund’s performance was our exposure to the U.S. markets. The largest detractor from relative performance during the reporting period was the Fund’s overweight to the European markets as European yields rose in the reporting period. Overweight exposures in Australia and Poland also detracted from results, albeit to lesser extents.

There were no significant changes made to the portfolio during the reporting period. Rather, we made tactical adjustments as we sought to capitalize on changing opportunities in the marketplace. We used a number of instruments to help manage the Fund’s durationii and yield curveiii positioning during the year. These included futures, options and currency contracts. We also used index credit default swaps in an attempt to hedge the Fund’s credit risk. In aggregate, the use of these derivative instruments detracted from performance during the reporting period.

Western Asset Management Company

January 19, 2010

Annual Report to Shareholders

Management’s Discussion of Fund Performance—Continued

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

The mention of sector breakdowns is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. The information provided regarding such sectors is not a sufficient basis upon which to make an investment decision. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional. Portfolio holdings are subject to change at any time and may not be representative of the portfolio managers’ current or future investments. The Fund’s top sector holdings (as a percentage of net assets) as of December 31, 2009 were: Foreign Government Obligations (49.9%), Corporate Bonds and Notes (37.4%) and Short Term Investments (5.7%). The Fund’s portfolio composition is subject to change at any time.

RISKS: All investments are subject to risk including the loss of principal. Fixed-income securities involve interest rate, credit, inflation and reinvestment risks. As interest rates rise, the value of fixed-income securities falls. Derivatives, such as options, futures and swaps, can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance. International investments are subject to special risks including currency fluctuations and social, economic and political uncertainties, which could increase volatility. These risks are magnified in emerging markets. The use of leverage may increase volatility and possibility of loss. Asset-backed, mortgage-backed or mortgage-related securities are subject to prepayment and extension risks. The Fund is not diversified, which means that it is permitted to invest a higher percentage of its assets in any one issuer than a diversified fund. This may magnify the Fund’s losses from events affecting a particular issuer. Please see the Fund’s prospectus for more information on these and other risks.

All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

[i]

The Citigroup World Government Ex-U.S. Index (Hedged) encompasses an all-inclusive universe of institutionally traded bonds, including all fixed-rate bonds with remaining maturities of one year or longer with amounts outstanding of at least the equivalent of $25 million USD. This Index excludes the U.S. and is currency-hedged as a means of achieving low-risk interest rate diversification.

ii

Duration is the measure of the price sensitivity of a fixed-income security to an interest rate change of 100 basis points. Calculation is based on the weighted average of the present values for all cash flows.

iii	The yield curve is the graphical depiction of the relationship between the yield on bonds of the same credit quality but different maturities.

Annual Report to Shareholders

Special Shareholder Notice

Western Asset Non-U.S. Opportunity Bond Portfolio

Effective August 20, 2009, the Fund is managed by a team of portfolio managers, sector specialists and other investment professionals. S. Kenneth Leech and Stephen A. Walsh serve as co-leaders of this team and are responsible for the day-to-day strategic oversight of the Fund’s investments and for supervising the day-to-day operations of the various sector specialist teams dedicated to the specific asset classes in which the Fund invests. As portfolio managers, their focus is on portfolio structure, including sector allocation, durationi weighting and term structure decisions. Mr. Leech and Mr. Walsh are employed by Western Asset Management Company and have served as portfolio managers to the Fund since its inception in 1998.

[i]

Duration is the measure of the price sensitivity of a fixed-income security to an interest rate change of 100 basis points. Calculation is based on the weighted average of the present values for all cash flows.

Annual Report to Shareholders

Expense Example (Unaudited)

Western Asset Non-U.S. Opportunity Bond Portfolio

As a shareholder of the Fund, you may incur two types of costs (1) transaction cost and (2) ongoing costs, including management fees and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment $1,000 invested on July 1, 2009 and held through December 31, 2009. The ending values assume dividends were reinvested at the time they were paid.

Actual Expenses

The first line in the table below provides information about actual account values and actual expenses for the Fund. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account if your shares were held through the entire period.

Hypothetical Example for Comparison Purposes

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples for the relevant classes that appear in the shareholder reports of other funds. Because each example is intended to be comparable to the examples provided by other funds, it is based on a hypothetical investment of $1,000 invested on July 1, 2009 and held through December 31, 2009. The ending values assume dividends were reinvested at the time they were paid.

	Beginning Account Value 7/1/09	Ending Account Value 12/31/09	Expenses Paid During the PeriodA 7/1/09 to 12/31/09
Institutional Class:
Actual	$1,000.00	$1,056.00	$3.26
Hypothetical (5% return before expenses)	1,000.00	1,022.03	3.21

A

These calculations are based on expenses incurred from July 1, 2009 to December 31, 2009. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio of 0.63% multiplied by the average value over the period, multiplied by the number of days in the most recent fiscal half-year then divided by 365.

Annual Report to Shareholders

Performance Information (Unaudited)

Western Asset Non-U.S. Opportunity Bond Portfolio

The graph compares the Fund’s total returns against that of an appropriate broad-based securities market index. The graph illustrates the cumulative total return of an initial $1,000,000 investment for the periods indicated. The line for the Fund represents the total return after deducting all Fund investment management and other administrative expenses and the transaction costs of buying and selling securities. The line representing the securities market index does not include any transaction costs associated with buying and selling securities in the index or other investment management or administrative expenses.

Total return measures investment performance in terms of appreciation or depreciation in the Fund’s net asset value per share, plus dividends and any capital gain distributions. It assumes that dividends and distributions were reinvested at the time they were paid. Returns (and the graph and table found below) do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Average annual returns tend to smooth out variations in a fund’s return, so that they differ from actual year-to-year results.

Bonds are subject to a variety of risks, including interest rate, credit and inflation risk. Non U.S. investments are subject to currency fluctuations, social, economic, and political risk.

Growth of a $1,000,000 Investment—Institutional Class

The performance data quoted represent past performance and do not guarantee future results. Current performance may be lower or higher than the performance data quoted. To obtain the most recent month-end performance information, please visit www.westernassetfunds.com. The investment return and principal value of the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Calculations assume reinvestment of all distributions, including returns of capital, if any, at net asset value and the deduction of all Fund expenses. Performance would have been lower if fees had not been waived in various periods.

Annual Report to Shareholders

Performance Information (Unaudited)—Continued

Portfolio Composition (as of December 31, 2009)A

Standard & Poor’s Debt RatingsB

(as a percentage of the portfolio)

Maturity Schedule

(as a percentage of the portfolio)

A

The pie charts above represent the composition of the Fund’s portfolio as of December 31, 2009 and do not include derivatives such as Futures Contracts, Options Written, and Swaps. The Fund is actively managed. As a result, the composition of the portfolio holdings and sectors are subject to change at any time.

B

Standard & Poor’s Ratings Service provides capital markets with credit ratings for the evaluation and assessment of credit risk. These ratings are the opinions of S&P and not absolute measures of quality or guarantees of performance.

Annual Report to Shareholders

Spread Duration

Western Asset Non-U.S. Opportunity Bond Portfolio

December 31, 2009 (Unaudited)

Economic Exposure

Spread duration is defined as the change in value for a 100 basis point change in the spread relative to Treasuries. The spread over Treasuries is the annual risk-premium demanded by investors to hold non-Treasury securities. This chart highlights the market sector exposure of the Fund’s portfolio and the exposure relative to the selected benchmark as of the end of the reporting period.

CWGBUSI	—	Citigroup World Government Ex-U.S. Index (Hedged)
IG Credit	—	Investment Grade Credit

Annual Report to Shareholders

Effective Duration

Western Asset Non-U.S. Opportunity Bond Portfolio

December 31, 2009 (Unaudited)

Interest Rate Exposure

Effective duration is defined as the change in value for a 100 basis point change in Treasury yields. This chart highlights the interest rate exposure of the Fund’s portfolio relative to the selected benchmark as of the end of the reporting period.

CWGBUSI	—	Citigroup World Government Ex-U.S. Index (Hedged)
IG Credit	—	Investment Grade Credit

Annual Report to Shareholders

Portfolio of Investments

Western Asset Non-U.S. Opportunity Bond Portfolio

December 31, 2009

	% OF NET ASSETS	RATE	MATURITY DATE	PAR†		VALUE

Long-Term Securities	87.3%

Corporate Bonds and Notes	37.4%

Capital Markets	1.6%
Lehman Brothers Holdings Inc.		4.625%	3/14/19	1,300,000	EUR	$2,702	A,B,C
Merrill Lynch and Co. Inc.		6.750%	5/21/13	100,000	EUR	154,765
The Goldman Sachs Group Inc.		6.375%	5/2/18	374,000	EUR	591,513
The Goldman Sachs Group Inc.		5.125%	10/23/19	150,000	EUR	217,777
UBS AG London		6.000%	4/18/18	200,000	EUR	311,814

						1,278,571

Commercial Banks	11.5%
Alliance and Leicester PLC		5.000%	10/4/10	1,000,000	EUR	1,465,226
Australia and New Zealand Banking Group Ltd.		5.125%	9/10/19	250,000	EUR	370,896
Banco Popolare di Verona e Novara Scrl		6.156%	6/29/49	500,000	EUR	415,729	B
Barclays Bank PLC		5.250%	5/27/14	390,000	EUR	596,677
Bayerische Landesbank		5.750%	10/23/17	250,000	EUR	342,580
BES Finance Ltd.		4.500%	12/29/49	50,000	EUR	61,643	B
Commonwealth Bank of Australia		5.500%	8/6/19	200,000	EUR	304,277
Dexia Municipal Agency		1.550%	10/31/13	282,000,000	JPY	2,995,041
HSH Nordbank Luxembourg		7.408%	6/29/49	647,000	EUR	201,733	B
HT1 Funding GmbH		6.352%	7/29/49	266,000	EUR	223,978	B
Intesa Sanpaolo SpA		5.750%	5/28/18	400,000	EUR	604,580	B
Lloyds TSB Bank PLC		6.375%	6/17/16	250,000	EUR	388,679
Royal Bank of Scotland PLC		6.934%	4/9/18	550,000	EUR	731,451
Shinsei Bank Ltd.		3.750%	2/23/16	100,000	EUR	120,418	B,D
Swedbank AB		5.570%	9/27/17	100,000	EUR	140,929	B
UniCredit SpA		4.375%	1/29/20	200,000	EUR	287,585

						9,251,422

Diversified Financial Services	17.2%
Banca Italease SpA		0.922%	2/2/10	250,000	EUR	357,829	E
Banca Italease SpA		0.965%	11/23/10	200,000	EUR	281,626	E
Banca Italease SpA		1.016%	2/8/12	50,000	EUR	68,364	E
Banca Italease SpA		0.964%	3/14/12	50,000	EUR	68,142	E
Bank of America Corp.		7.000%	6/15/16	400,000	EUR	644,175
Caisse Refinancement de l’Habitat		4.200%	4/25/11	635,000	EUR	942,190
Citigroup Inc.		7.375%	6/16/14	300,000	EUR	473,163
Citigroup Inc.		7.375%	9/4/19	230,000	EUR	359,652
Eksportfinans ASA		1.600%	3/20/14	365,000,000	JPY	3,930,404
Eurohypo Capital Funding Trust 1		6.445%	5/29/49	61,000	EUR	35,853	B

Annual Report to Shareholders

Portfolio of Investments—Continued

Western Asset Non-U.S. Opportunity Bond Portfolio—Continued

	% OF NET ASSETS	RATE	MATURITY DATE	PAR†		VALUE

Corporate Bonds and Notes—Continued

Diversified Financial Services—Continued
European Investment Bank		4.250%	12/7/10	1,512,000	GBP	$2,518,019
European Investment Bank		1.900%	1/26/26	236,000,000	JPY	2,448,331	D
GE Capital European Funding		5.375%	1/23/20	150,000	EUR	219,863
Investor AB		4.875%	11/18/21	90,000	EUR	129,278
Kreditanstalt fuer Wiederaufbau		2.600%	6/20/37	42,000,000	JPY	461,857
Landesbank Hessen-Thueringen Girozentrale		5.375%	3/7/12	200,000	GBP	339,535
Resona Bank Ltd.		4.125%	9/29/49	200,000	EUR	249,438	B,D
Total Capital SA		3.500%	2/27/14	210,000	EUR	309,346

						13,837,065

Diversified Telecommunication Services	2.0%
British Telecommunications PLC		5.250%	1/22/13	75,000	EUR	112,928
British Telecommunications PLC		5.250%	6/23/14	274,000	EUR	410,421
Deutsche Telekom International Finance BV		7.125%	7/11/11	108,000	EUR	166,778	F
Koninklijke (Royal) KPN N.V.		5.000%	11/13/12	149,000	EUR	225,640
Telecom Italia SpA		7.875%	1/22/14	250,000	EUR	414,328
Telecom Italia SpA		5.250%	3/17/55	200,000	EUR	236,412

						1,566,507

Electric Utilities	0.2%
Electricite de France (EDF)		4.625%	9/11/24	100,000	EUR	142,711

Food and Staples Retailing	0.4%
Tesco PLC		5.125%	2/24/15	200,000	EUR	309,574

Insurance	1.9%
Aviva PLC		5.250%	10/2/23	320,000	EUR	449,561	B
AXA SA		6.211%	10/29/49	200,000	EUR	241,553	B
Mapfre SA		5.921%	7/24/37	400,000	EUR	481,039	B
Muenchener Rueckversicherungs-Gesellschaft AG (MunichRe)		5.767%	6/29/49	250,000	EUR	320,757	B

						1,492,910

Oil, Gas and Consumable Fuels	0.8%
BG Energy Capital PLC		3.375%	7/15/13	50,000	EUR	72,470
BP Capital Markets PLC		5.750%	2/26/10	250,000	GBP	406,499
Dong Energy A/S		4.000%	12/16/16	60,000	EUR	85,340

Annual Report to Shareholders

	% OF NET ASSETS	RATE	MATURITY DATE	PAR†		VALUE

Corporate Bonds and Notes—Continued

Oil, Gas and Consumable Fuels—Continued	0.8%
Dong Energy A/S		4.875%	12/16/21	50,000	EUR	$71,091

						635,400

Thrifts and Mortgage Finance	0.1%
Hypo Real Estate International Trust I		5.864%	6/14/17	350,000	EUR	120,418	A,B

Tobacco	0.9%
BAT International Finance PLC		5.375%	6/29/17	150,000	EUR	229,088
Imperial Tobacco Group PLC		7.250%	9/15/14	310,000	EUR	505,328

						734,416

Water Utilities	0.8%
Anglian Water Services Ltd		6.250%	6/27/16	230,000	EUR	366,770
Thames Water Utilities Cayman Finance Ltd.		6.125%	2/4/13	200,000	EUR	309,077

						675,847

Total Corporate Bonds and Notes (Cost—$30,651,319)						30,044,841
Foreign Government Obligations	49.9%
Bundesrepublik Deutschland		4.250%	7/4/17	10,000	EUR	15,432
Canadian Real Return Bond		4.000%	12/1/31	200,656	CAD	280,822	G
Development Bank of Japan		1.750%	3/17/17	100,000,000	JPY	1,132,358
France Government Bond OAT		4.000%	4/25/55	2,080,000	EUR	2,847,633	G
Government of Canada		4.000%	6/1/16	2,300,000	CAD	2,313,085
Government of Japan		0.400%	6/15/11	179,000,000	JPY	1,929,001
Government of Japan		0.900%	3/20/14	58,000,000	JPY	635,919
Government of Japan		1.300%	9/10/17	36,000,000	JPY	375,056	G
Government of Japan		1.500%	9/20/18	333,400,000	JPY	3,701,110
Government of Japan		0.410%	7/20/20	30,000,000	JPY	307,457	E
Government of Japan		2.100%	3/20/27	33,000,000	JPY	362,311
Government of Japan		2.100%	6/20/29	58,000,000	JPY	626,775
Government of Poland		5.000%	10/24/13	1,400,000	PLN	479,669
Government of Poland		5.750%	9/23/22	13,560,000	PLN	4,501,758
Hellenic Republic Government Bond		3.700%	7/20/15	2,190,000	EUR	2,914,123
Japan Development Bank		2.300%	3/19/26	240,000,000	JPY	2,674,046
Kingdom of Norway		4.250%	5/19/17	37,660,000	NOK	6,611,770
Netherlands Government Bond		4.000%	1/15/37	2,500,000	EUR	3,453,780
Republic of France		4.750%	4/25/35	140,000	EUR	216,004	G

Annual Report to Shareholders

Portfolio of Investments—Continued

Western Asset Non-U.S. Opportunity Bond Portfolio—Continued

	% OF NET ASSETS	RATE	MATURITY DATE	PAR†		VALUE

Foreign Government Obligations—Continued
United Kingdom Gilt		3.750%	9/7/19	3,000,000	GBP	$4,704,838

Total Foreign Government Obligations (Cost—$39,366,425)						40,082,947

Total Long-Term Securities (Cost—$70,017,744)						70,127,788
Short-Term Securities	5.7%

Options Purchased	0.1%
Eurodollar Futures Put, February 2010, Strike Price $1.44				1,710,000	H	38,597	C
Eurodollar Futures Put, February 2010, Strike Price $1.45				1,680,000	H	49,947	C
U.S. Treasury Note Futures Call, February 2010, Strike Price $119.50				200	H	15,625

						104,169

Repurchase Agreement	5.6%
JPMorgan Chase & Co. repurchase agreement dated 12/31/09, 0.005% due 1/4/10; Proceeds at maturity—$4,456,002; (Fully collateralized by U.S. government agency obligation, 0.930% due 3/30/10; Market value—$4,545,119)				$4,456,000		4,456,000

Total Short-Term Securities (Cost—$4,614,675)						4,560,169
Total Investments (Cost—$74,632,419#)	93.0%					74,687,957
Other Assets Less Liabilities	7.0%					5,616,643

Net Assets	100.0%					$80,304,600

	EXPIRATION	ACTUAL CONTRACTS	APPRECIATION/ (DEPRECIATION)
Futures Contracts PurchasedI
German Euro Bund Futures	March 2010	14	$(17,731)
U.S. Treasury Bond Futures	March 2010	48	(210,531)
U.S. Treasury Note Futures	March 2010	60	(102,242)

			$(330,504)

Annual Report to Shareholders

	EXPIRATION	ACTUAL CONTRACTS	APPRECIATION/ (DEPRECIATION)
Futures Contracts WrittenI
German Euro Bobl Futures	March 2010	136	$156,435
U.S. Treasury Note Futures	March 2010	91	158,024

			$314,459

Options WrittenI
U.S. Treasury Note Futures Put, Strike Price $114.50	February 2010	200	$(97,525)

A	The coupon payment on these securities is currently in default as of December 31, 2009.
B

Stepped Coupon Security – A security with a predetermined schedule of interest or dividend rate changes at which time it begins to accrue interest or pay dividends according to the predetermined schedule.

C	Security is valued in good faith at fair value by or under the direction of the Board of Directors.
D

Rule 144a Security – A security purchased pursuant to Rule 144a under the Securities Act of 1933 which may not be resold subject to that rule except to qualified institutional buyers. These securities, which the Fund’s investment adviser has determined to be liquid, unless otherwise noted, represent 3.51% of net assets.

E

Indexed Security – The rates of interest earned on these securities are tied to the London Interbank Offered Rate (“LIBOR”), the Euro Interbank Offered Rate (“EURIBOR”) Index, the Consumer Price Index (“CPI”), the one-year Treasury Bill Rate or the ten-year Japanese Government Bond Rate. The coupon rates are the rates as of December 31, 2009.

F	Credit Linked Security – The rates of interest earned on these securities are tied to the credit rating assigned by Standard & Poor’s Rating Service and/or Moody’s Investors Services.
G

Inflation-Protected Security – Security whose principal value is adjusted daily or monthly in accordance with changes to the relevant country’s Consumer Price Index or its equivalent used as an inflation proxy. Interest is calculated on the basis of the current adjusted principal value.

H	Par represents actual number of contracts.
I	Options written and futures are described in more detail in the notes to financial statements.
#	Aggregate cost for federal income tax purposes is $74,690,254.
†	Securities are denominated in U.S. Dollars, unless otherwise noted.

Abbreviation used in this Portfolio:

CAD	—	Canadian Dollar
EUR	—	Euro
GBP	—	British Pound
JPY	—	Japanese Yen
NOK	—	Norwegian Krone
PLN	—	Polish Zloty

See notes to financial statements.

Annual Report to Shareholders

Statement of Assets and Liabilities

Western Asset Non-U.S. Opportunity Bond Portfolio

December 31, 2009

Assets:
Investment securities at value (Cost—$70,017,744)		$70,127,788
Short-term securities at value (Cost—$4,614,675)		4,560,169
Cash		607
Foreign currency at value (Cost—$360,697)		358,990
Unrealized appreciation of forward foreign currency contracts		4,413,249
Deposits with brokers for open futures contracts		1,543,826
Interest receivable		1,259,790
Receivable for fund shares sold		402,497
Premiums paid on open swaps		60,163
Unrealized appreciation of swaps		2,113

Total assets		82,729,192

Liabilities:
Unrealized depreciation of forward foreign currency contracts	$2,103,504
Options written (Proceeds—$55,600)	153,125
Premiums received on open swaps	36,998
Accrued management fee	28,071
Futures variation margin payable	16,193
Unrealized depreciation of swaps	13,999
Amounts payable for open swaps	2,081
Accrued expenses	70,621

Total liabilities		2,424,592

Net Assets		$80,304,600

Net assets consist of:
Accumulated paid-in-capital (Note 7)		$80,574,596
Accumulated net investment loss		(2,870,182)
Accumulated net realized gain on investments, options, futures, swaps and foreign currency transactions		368,825
Unrealized appreciation of investments, options, futures, swaps and foreign currency translations		2,231,361

Net Assets		$80,304,600

Net Asset Value Per Share:
Institutional Class (8,787,670 shares outstanding)		$9.14

See notes to financial statements.

Annual Report to Shareholders

Statement of Operations

Western Asset Non-U.S. Opportunity Bond Portfolio

	FOR THE YEAR ENDED DECEMBER 31, 2009
Investment Income:
Interest	$2,952,763
Less: Foreign taxes withheld	(4,192)

Total income		$2,948,571
Expenses:
Management fees (Note 2)	398,232
Audit and legal fees	64,935
Custodian fees	57,210
Transfer agent and shareholder servicing expense (Note 6)	38,710
Registration fees	25,212
Reports to shareholders (Note 6)	12,104
Directors’ fees and expenses	4,982
Other expenses	15,711

	617,096
Less: Fees waived (Notes 2 and 6)	(35,398)

Net expenses		581,698

Net Investment Income		2,366,873
Net Realized and Unrealized Gain/(Loss) on Investments (Notes 1, 3 and 4):
Net realized gain/(loss) on:
Investments	3,874,650
Options written	844,253
Futures	(707,738)
Swaps	(257,113)
Foreign currency transactions	(5,327,165)

		(1,573,113)
Change in unrealized appreciation/(depreciation) of:
Investments	(960,727)
Options written	(257,591)
Futures	314,494
Swaps	(11,886)
Foreign currency translations	3,917,377

		3,001,667

Net Realized and Unrealized Gain on Investments		1,428,554

Change in Net Assets Resulting From Operations		$3,795,427

See notes to financial statements.

Annual Report to Shareholders

Statement of Changes in Net Assets

Western Asset Non-U.S. Opportunity Bond Portfolio

	FOR THE YEAR ENDED DECEMBER 31, 2009	FOR THE PERIOD ENDED DECEMBER 31, 2008A	FOR THE YEAR ENDED MARCH 31, 2008
Change in Net Assets:
Net investment income	$2,366,873	$4,205,480	$6,689,758

Net realized gain/(loss)	(1,573,113)	12,768,538	(10,535,630)

Change in unrealized appreciation/(depreciation)	3,001,667	(12,829,475)	7,401,331

Change in net assets resulting from operations	3,795,427	4,144,543	3,555,459

Distributions to shareholders from (Note 1):
Net investment income:
Institutional Class	—	(17,500,005)	—

Net realized gain on investments:
Institutional Class	(641,931)	—	(461,385)

Change in net assets from fund share transactions (Note 7):
Institutional Class	(27,211,075)	(87,936,589)	25,251,687

Change in net assets	(24,057,579)	(101,292,051)	28,345,761

Net Assets:
Beginning of year	104,362,179	205,654,230	177,308,469

End of year	$80,304,600	$104,362,179	$205,654,230

Overdistributed net investment income	$(2,870,182)	$(3,950,890)	$(2,442,558)

A	For the period April 1, 2008 to December 31, 2008.

See notes to financial statements.

Annual Report to Shareholders

Financial Highlights

Western Asset Non-U.S. Opportunity Bond Portfolio

For a share of capital stock outstanding:

Institutional Class:

	YEAR ENDED DECEMBER 31, 2009		PERIOD ENDED DECEMBER 31, 2008A		YEARS ENDED MARCH 31,
					2008		2007		2006		2005
Net asset value, beginning of year	$8.77		$9.93		$9.75		$9.59		$10.98		$10.52

Investment operations:
Net investment income	.23	B	.24	B	.37	B	.36	B	.64	C	.19	C
Net realized and unrealized gain/(loss)	.20		.21		(.16)		—	D	(.07)		.57

Total from investment operations	.43		.45		.21		.36		.57		.76

Distributions from:
Net investment income	—		(1.61)		—		(.20)		(1.16)		(.29)
Net realized gain on investments	(.06)		—		(.03)		—		(.80)		(.01)

Total distributions	(.06)		(1.61)		(.03)		(.20)		(1.96)		(.30)

Net asset value, end of year	$9.14		$8.77		$9.93		$9.75		$9.59		$10.98

Total returnE	4.95%		4.49%		2.11%		3.89%		5.33%		7.60%

Ratios to Average Net Assets:
Total expensesF	.70%		.62	%G	.59%		.64%		.74%		.68%
Expenses net of waivers, if anyF	.66%		.58	%G	.55%		.55%		.55%		.55%
Expenses net of all reductionsF	.66%		.58	%G	.55%		.55%		.55%		.55%
Net investment income	2.7%		3.2	%G	3.7%		3.7%		3.3%		3.2%

Supplemental Data:
Portfolio turnover rate	87.2%		52.2	%H	68.4%		117.9%		140.1%		40.8%
Net assets, end of year (in thousands)	$80,305		$104,362		$205,654		$177,308		$90,421		$89,170

A	For the period April 1, 2008 to December 31, 2008.
B	Computed using average daily shares outstanding.
C	Computed using SEC method
D	Amount represents less than $.01 per share.
E

Performance figures may reflect compensating balance credits, fee waivers and/or expense reimbursements. In the absence of compensating balance credits, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

F

Total expenses reflects operating expenses prior to any voluntary expense waivers and/or compensating balance credits. Expenses net of waivers reflects total expenses before compensating balance credits but net of any voluntary expense waivers. Expenses net of all reductions reflects expenses less any compensating balance credits and/or voluntary expense waivers.

G	Annualized.
H	Not annualized.

See notes to financial statements.

Annual Report to Shareholders

Notes to Financial Statements

1. Organization and Significant Accounting Policies

Western Asset Funds, Inc. (“Corporation”), consisting of Western Asset Absolute Return Portfolio (“Absolute Return”), Western Asset Core Bond Portfolio (“Core”), Western Asset Core Plus Bond Portfolio (“Core Plus”), Western Asset High Yield Portfolio (“High Yield”), Western Asset Inflation Indexed Plus Bond Portfolio (“Inflation Indexed”), Western Asset Intermediate Bond Portfolio (“Intermediate”), Western Asset Intermediate Plus Bond Portfolio (“Intermediate Plus”), Western Asset Limited Duration Bond Portfolio (“Limited Duration”) and Western Asset Non-U.S. Opportunity Bond Portfolio (“Non-U.S.”) (individually a “Fund,” collectively the “Funds”), is registered under the Investment Company Act of 1940, as amended (“1940 Act”), as a diversified, open-end management investment company with the exception of Non-U.S., which is non-diversified. Financial Statements for Core and Core Plus are contained in a separate Report to Shareholders.

Each Fund offers three classes of shares: Institutional Class, Institutional Select Class and Financial Intermediary Class. Shares in the Financial Intermediary Class bear a distribution fee. The Institutional Select Class shares of Non-U.S. have not commenced operations. The Financial Intermediary Class shares of Limited Duration, Intermediate, Intermediate Plus, High Yield, and Non-U.S. have not commenced operations. The income and expenses of each of the Funds are allocated proportionately to the three classes of shares based on daily net assets, except for Rule 12b-1 distribution fees, which are charged only on the Financial Intermediary Class shares, and transfer agent and shareholder servicing expenses, and certain other expenses, which are determined separately for each class.

The following are significant accounting policies consistently followed by the Funds and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through February 23, 2010, the issuance date of the financial statements.

(a) Investment Valuation. Debt securities are valued at the last quoted bid provided by an independent pricing service that are based on transactions in debt obligations, quotations from bond dealers, market transactions in comparable securities and various other relationships between securities. Publicly traded foreign government debt securities are typically traded internationally in the over-the-counter market, and are valued at the mean between the last quoted bid and asked prices as of the close of business of that market. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. When prices are not readily available, or are determined not to reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before each Fund calculates its net asset value, the Fund values these securities at fair value as determined in accordance with procedures approved by the Funds’ Board of Directors.

Each Fund has adopted Financial Accounting Standards Board Codification Topic 820 (formerly, Statement of Financial Accounting Standards No. 157) (“ASC Topic 820”). ASC Topic 820 establishes a single definition of fair value, creates a three-tier hierarchy as a framework for measuring fair value based on inputs used to value each Fund’s investments, and requires additional disclosure about fair value. The hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments

•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3—significant unobservable inputs (including each Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Annual Report to Shareholders

The Funds use valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of the security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to convert future amounts to a single present amount.

The following is a summary of the inputs used in valuing the Funds’ assets carried at fair value:

Absolute Return

Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Long-Term Securities†:
Corporate Bonds and Notes	—	$118,853,527	$426,912	$119,280,439
Asset-Backed Securities	—	15,740,549	1,649,861	17,390,410
Mortgage-Backed Securities	—	35,827,000	—	35,827,000
Loan Participations and Assignments	—	22,247,026	—	22,247,026
U.S. Government and Agency Obligations	—	33,352,399	—	33,352,399
Yankee Bonds	—	11,847,215	—	11,847,215
Foreign Government Obligations	—	9,527,242	—	9,527,242
Common Stocks and Equity Interests	$69,160	—	20,803	89,963
Preferred Stocks	2,565	1,172,887	—	1,175,452
Warrants	—	—	—	—
Total Long-Term Securities	71,725	248,567,845	2,097,576	250,737,146
Short-Term Securities:
U.S. Government and Agency Obligations	—	33,699,537	—	33,699,537
Options Purchased	432,141	250,542	—	682,683
Repurchase Agreement	—	2,911,000	—	2,911,000
Total Short-Term Securities	432,141	36,861,079	—	37,293,220
Total Investments	$503,866	$285,428,924	$2,097,576	$288,030,366
Other Financial Instruments:
Futures Contracts	769,782	—	—	769,782
Options Written	(399,006)	(1,329,043)	—	(1,728,049)
Forward Currency Contracts	—	(6,344)	—	(6,344)
Swaps:
Total Return Swaps‡	—	(646,883)	—	(646,883)
Interest Rate Swaps‡	—	610,808	—	610,808
Credit Default Swaps on Corporate Issues—Sell Protection‡	—	(414,404)	—	(414,404)
Credit Default Swaps on Corporate Issues—Buy Protection‡	—	(105,885)	—	(105,885)
Credit Default Swaps on Credit Indices—Sell Protection‡	—	(262,288)	—	(262,288)
Credit Default Swaps on Credit Indices—Buy Protection‡	—	(194,724)	—	(194,724)
Total Other Financial Instruments	$370,776	$(2,348,763)	—	$(1,977,987)
Total	$874,642	$283,080,161	$2,097,576	$286,052,379

†	See Portfolio of Investments for additional detailed categorizations.
‡	Values include any premiums paid or received with respect to swap contracts.

Annual Report to Shareholders

Notes to Financial Statements—Continued

Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

Investments in Securities	Corporate Bonds and Notes	Asset-Backed Securities	Mortgage-Backed Securities	Yankee Bonds	Common Stocks and Equity Interests	Warrants	Total
Balance as of December 31, 2008	—	—	$1,952,353	$187,800	—	—	$2,140,153
Accrued Premiums/Discounts	—	$40,109	2,234	56,363	—	—	98,706
Realized Gain/(Loss)(1)	—	(108,392)	10,524	—	—	—	(97,868)
Change in Unrealized Appreciation (Depreciation)(2)	$16,912	713,150	634,197	530,512	$(6,002)	—	1,888,769
Net Purchases (Sales)	410,000	1,004,994	(560,823)	—	26,805	—	880,976
Net Transfers in and/or (out) of Level 3	—	—	(2,038,485)	(774,675)	—	—	(2,813,160)
Balance as of December 31, 2009	$426,912	$1,649,861	—	—	$20,803	—	$2,097,576
Net Change in Unrealized Appreciation (Depreciation) for Investments in securities still held at December 31, 2009(2)	$16,912	$713,150	—	—	$(6,002)	—	$724,060

(1)	This amount is included in net realized gain (loss) from investment transactions in the accompanying Statement of Operations.
(2)

This amount is included in the change in net unrealized appreciation (depreciation) in the accompanying Statement of Operations. Change in unrealized appreciation (depreciation) includes net unrealized appreciation (depreciation) resulting from changes in investment values during the reporting period and the reversal of previously recorded unrealized appreciation (depreciation) when gains or losses are realized.

High Yield

Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Long-Term Securities†:
Corporate Bonds and Notes	—	$479,164,719	—	$479,164,719
Mortgage-Backed Securities	—	104,771	—	104,771
Yankee Bonds	—	71,688,642	$4,681,201	76,369,843
Common Stocks and Equity Interests	$5,295,008	4,492,880	326,646	10,114,534
Preferred Stocks	6,921,606	1,086,897	40	8,008,543
Warrants	—	17,467	65,337	82,804
Loan Participations and Assignments	—	26,279,715	—	26,279,715
Total Long-Term Securities	$12,216,614	$582,835,091	$5,073,224	$600,124,929
Short-Term Securities†	—	5,812,000	—	5,812,000
Total Investments	$12,216,614	$588,647,091	$5,073,224	$605,936,929

†	See Portfolio of Investments for additional detailed categorizations.

Annual Report to Shareholders

Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

Investments in Securities	Yankee Bonds	Common Stocks and Equity Interests	Preferred Stocks	Warrants	Total
Balance as of December 31, 2008	—	—	—	—	—
Accrued Premiums/Discounts	—	—	—	—	—
Realized Gain/(Loss)	—	—	—	—	—
Change in Unrealized Appreciation (Depreciation)(1)	—	$(94,234)	$(16,968)	$(1,212)	$(112,414)
Net Purchases (Sales)	—	420,880	17,008	66,549	504,437
Net Transfers in and/or (out) of Level 3	$4,681,201	—	—	—	4,681,201
Balance as of December 31, 2009	$4,681,201	$326,646	$40	$65,337	$5,073,224
Net Change in Unrealized Appreciation (Depreciation) for Investments in securities still held at December 31, 2009(1)	—	$(94,234)	$(16,968)	$(1,212)	$(112,414)

(1)

This amount is included in the change in net unrealized appreciation (depreciation) in the accompanying Statement of Operations. Change in unrealized appreciation (depreciation) includes net unrealized appreciation (depreciation) resulting from changes in investment values during the reporting period and the reversal of previously recorded unrealized appreciation (depreciation) when gains or losses are realized.

Inflation Indexed

Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Long-Term Securities†:
Corporate Bonds and Notes	—	$13,589,935	—	$13,589,935
Asset-Backed Securities	—	412,692	—	412,692
Mortgage-Backed Securities	—	393,974	—	393,974
U.S. Government and Agency Obligations	—	399,725,871	—	399,725,871
Yankee Bonds	—	470	—	470
Foreign Government Obligations	—	25,162,737	—	25,162,737
Preferred Stocks	$714,810	—	—	714,810
Total Long-Term Securities	714,810	439,285,679	—	440,000,489
Short-Term Securities†	—	19,589,000	—	19,589,000
Total Investments	$714,810	$458,874,679	—	$459,589,489
Other Financial Instruments:
Futures Contracts Purchased	(239,375)	—	—	(239,375)
Forward Currency Contracts	—	152,455	—	152,455
Credit Default Swaps on Credit Indices—Sell Protection‡	—	(59,815)	—	(59,815)
Total Other Financial Instruments	$(239,375)	$92,640	—	$(146,735)
Total	$475,435	$458,967,319	—	$459,442,754

†	See Portfolio of Investments for additional detailed categorizations.
‡	Values include any premiums paid or received with respect to swap contracts.

Annual Report to Shareholders

Notes to Financial Statements—Continued

Intermediate

Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Long-Term Securities†:
Corporate Bonds and Notes	—	$192,442,697	—	$192,442,697
Asset-Backed Securities	—	10,867,202	$328,129	11,195,331
Foreign Government Obligations	—	3,447,155	—	3,447,155
Mortgage-Backed Securities	—	35,438,997	—	35,438,997
Municipal Bonds	—	434,214	—	434,214
U.S. Government and Agency Obligations	—	129,767,366	—	129,767,366
U.S. Government Agency Mortgage-Backed Securities	—	8,045,420	—	8,045,420
Yankee Bonds	—	67,631,310	—	67,631,310
Preferred Stocks	$157,262	156,872	230,595	544,729
Total Long-Term Securities	157,262	448,231,233	558,724	448,947,219
Short-Term Securities†:
U.S. Government and Agency Obligations	—	2,249,775	—	2,249,775
Options Purchased	291,616	—	—	291,616
Repurchase Agreement	—	28,356,000	—	28,356,000
Total Short-Term Securities	291,616	30,605,775	—	30,897,391
Total Investments	$448,878	$478,837,008	$558,724	$479,844,610
Other Financial Instruments:
Futures Contracts	(1,099,827)	—	—	(1,099,827)
Options Written	(745,159)	—	—	(745,159)
Swaps:
Interest Rate Swaps‡	—	(267,239)	—	(267,239)
Credit Default Swaps on Corporate Issues—Sell Protection‡	—	(43,746)	—	(43,746)
Credit Default Swaps on Credit Indices—Sell Protection‡	—	(310,819)	—	(310,819)
Credit Default Swaps on Credit Indices—Buy Protection‡	—	(199,190)	—	(199,190)
Total Other Financial Instruments	$(1,844,986)	$(820,994)	—	$(2,665,980)
Total	$(1,396,108)	$478,016,014	$558,724	$477,178,630

†	See Portfolio of Investments for additional detailed categorizations.
‡	Values include any premiums paid or received with respect to swap contracts.

Annual Report to Shareholders

Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

Investments in Securities	Asset-backed Securities	Yankee Bonds	Preferred Stocks	Total
Balance as of December 31, 2008	—	$95,400	$236,520	$331,920
Accrued Premiums/Discounts	—	28,631	—	28,631
Realized Gain/(Loss)	—	—	—	—
Change in Unrealized Appreciation (Depreciation)(1)	—	269,494	(5,925)	263,569
Net Purchases (Sales)	—	—	—	—
Net Transfers in and/or (out) of Level 3	$328,129	(393,525)	—	(65,396)
Balance as of December 31, 2009	$328,129	—	$230,595	$558,724
Net Change in Unrealized Appreciation (Depreciation) for Investments in securities still held at December 31, 2009(1)	—	—	$(5,925)	$(5,925)

(1)

This amount is included in the change in net unrealized appreciation (depreciation) in the accompanying Statement of Operations. Change in unrealized appreciation (depreciation) includes net unrealized appreciation (depreciation) resulting from changes in investment values during the reporting period and the reversal of previously recorded unrealized appreciation (depreciation) when gains or losses are realized.

Annual Report to Shareholders

Notes to Financial Statements—Continued

Intermediate Plus

Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Long-Term Securities†:
Corporate Bonds and Notes	—	$23,352,540	$52,063	$23,404,603
Asset-Backed Securities	—	1,286,709	—	1,286,709
Foreign Government Obligations	—	383,017	—	383,017
Mortgage-Backed Securities	—	4,882,385	—	4,882,385
Municipal Bonds	—	48,246	—	48,246
U.S. Government and Agency Obligations	—	12,090,935	—	12,090,935
U.S. Government Agency Mortgage-backed Securities	—	381,668	—	381,668
Yankee Bonds	—	7,848,823	—	7,848,823
Common Stocks and Equity Interests	—	—	1,242	1,242
Preferred Stocks	$22,414	170,054	—	192,468
Warrants	—	—	—	—
Total Long-Term Securities:	22,414	50,444,377	53,305	50,520,096
Short-Term Securities:
U.S. Government and Agency Obligations	—	3,105,526	—	3,105,526
Options Purchased	35,281	—	—	35,281
Repurchase Agreement	—	2,946,000	—	2,946,000
Total Short-Term Securities	35,281	6,051,526	—	6,086,807
Total Investments	$57,695	$56,495,903	$53,305	$56,606,903
Other Financial Instruments:
Futures Contracts	(104,567)	—	—	(104,567)
Options Written	(94,468)	—	—	(94,468)
Forward Currency Contracts	—	(3,778)	—	(3,778)
Swaps:
Interest Rate Swaps‡	—	(39,446)	—	(39,446)
Credit Default Swaps on Corporate Issues—Sell Protection‡	—	(5,468)	—	(5,468)
Credit Default Swaps on Credit Indices—Buy Protection‡	—	(29,127)	—	(29,127)
Total Other Financial Instruments	$(199,035)	$(77,819)	—	$(276,854)
Total	$(141,340)	$56,418,084	$53,305	$56,330,049

†	See Portfolio of Investments for additional detailed categorizations.
‡	Values include any premiums paid or received with respect to swap contracts.

Annual Report to Shareholders

Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

Investments in Securities	Corporate Bonds and Notes	Yankee Bonds	Common Stocks and Equity Interests	Warrants	Total
Balance as of December 31, 2008	—	$21,600	—	—	$21,600
Accrued Premiums/Discounts	—	6,483	—	—	6,483
Realized Gain/(Loss)	—	—	—	—	—
Change in Unrealized Appreciation (Depreciation)(1)	$2,063	61,017	$(358)	—	62,722
Net Purchases (Sales)	50,000	—	1,600	—	51,600
Net Transfers in and/or (out) of Level 3	—	(89,100)	—	—	(89,100)
Balance as of December 31, 2009	$52,063	—	$1,242	—	$53,305
Net Change in Unrealized Appreciation (Depreciation) for Investments in securities still held at December 31, 2009(1)	$2,063	—	(358)	—	$1,705

(1)

This amount is included in the change in net unrealized appreciation (depreciation) in the accompanying Statement of Operations. Change in unrealized appreciation (depreciation) includes net unrealized appreciation (depreciation) resulting from changes in investment values during the reporting period and the reversal of previously recorded unrealized appreciation (depreciation) when gains or losses are realized.

Annual Report to Shareholders

Notes to Financial Statements—Continued

Limited Duration

Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Long-Term Securities†:
Corporate Bonds and Notes	—	$13,757,146	—	$13,757,146
Asset-Backed Securities	—	9,030,635	—	9,030,635
Mortgage-Backed Securities	—	5,877,020	—	5,877,020
U.S. Government and Agency Obligations	—	6,493,360	—	6,493,360
U.S. Government Agency Mortgage-Backed Securities	—	6,020,373	—	6,020,373
Yankee Bonds	—	10,244,035	—	10,244,035
Preferred Stocks	$22,466	—	—	22,466
Total Long-Term Securities	22,466	51,422,569	—	51,445,035
Short-Term Securities†:
U.S. Government and Agency Obligations	—	169,989	—	169,989
Options Purchased	425	—	—	425
Repurchase Agreement	—	4,058,000	—	4,058,000
Total Short-Term Securities	425	4,227,989	—	4,228,414
Total Investments	$22,891	$55,650,558	—	$55,673,449
Other Financial Instruments:
Futures Contracts	(2,156)	—	—	(2,156)
Options Written	(30,207)	—	—	(30,207)
Swaps:
Credit Default Swaps on Credit Indices—Sell Protection‡	—	(71,565)	—	(71,565)
Credit Default Swaps on Credit Indices—Buy Protection‡	—	(30,067)	—	(30,067)
Total Other Financial Instruments	$(32,363)	$(101,632)	—	$(133,995)
Total	$(9,472)	$55,548,926	—	$55,539,454

†	See Portfolio of Investments for additional detailed categorizations.
‡	Values include any premiums paid or received with respect to swap contracts.

Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

Investments in Securities	Yankee Bonds
Balance as of December 31, 2008	$42,000
Accrued Premiums/Discounts	12,605
Realized Gain/(Loss)	—
Change in Unrealized Appreciation (Depreciation)(1)	118,645
Net Purchases (Sales)	—
Net Transfers in and/or out of Level 3	(173,250)
Balance as of December 31, 2009	—
Net Change in Unrealized Appreciation (Depreciation) for Investments in securities still held at December 31, 2009	—

Annual Report to Shareholders

(1)

This amount is included in the change in net unrealized appreciation (depreciation) in the accompanying Statement of Operations. Change in unrealized appreciation (depreciation) includes net unrealized appreciation (depreciation) resulting from changes in investment values during the reporting period and the reversal of previously recorded unrealized appreciation (depreciation) when gains or losses are realized.

Non-U.S.

Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Long-Term Securities†:
Corporate Bonds and Notes	—	$30,042,139	$2,702	$30,044,841
Foreign Government Obligations	—	40,082,947	—	40,082,947
Total Long-Term Investments	—	70,125,086	2,702	70,127,788
Short-Term Securities†:
Options Purchased	$15,625	88,544	—	104,169
Repurchase Agreement	—	4,456,000	—	4,456,000
Total Short-Term Securities	15,625	4,544,544	—	4,560,169
Total Investments	$15,625	$74,669,630	$2,702	$74,687,957
Other Financial Instruments:
Futures Contracts	(16,045)	—	—	(16,045)
Options Written	(153,125)	—	—	(153,125)
Forward Foreign Currency Contracts	—	2,309,745	—	2,309,745
Swaps:
Credit Default Swaps on Corporate Issues—Buy Protection‡	—	62,276	—	62,276
Credit Default Swaps on Credit Indices—Buy Protection‡	—	(50,997)	—	(50,997)
Total Other Financial Instruments	$(169,170)	$2,321,024	—	$2,151,854
Total	$(153,545)	$76,990,654	$2,702	$76,839,811

†	See Portfolio of Investments for additional detailed categorizations.
‡	Values include any premiums paid or received with respect to swap contracts.

Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

Investments in Securities	Corporate Bonds and Notes
Balance as of December 31, 2008	—
Accrued Premiums/Discounts	—
Realized Gain/(Loss)	—
Change in Unrealized Appreciation (Depreciation)	—
Net Purchases (Sales)	—
Net Transfers in and/or out of Level 3	$2,702
Balance as of December 31, 2009	$2,702
Net Change in Unrealized Appreciation (Depreciation) for investments in securities still held at December 31, 2009	—

Annual Report to Shareholders

Notes to Financial Statements—Continued

(b) Repurchase Agreements. Each Fund may enter into repurchase agreements with institutions that its investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Under the terms of a typical repurchase agreement, a fund takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and of the fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during a fund’s holding period. When entering into repurchase agreements, it is each Fund’s policy that its custodian or a third party custodian, acting on the Fund’s behalf, take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction maturity exceeds one business day, the value of the collateral is marked to market and measured against the value of the agreement to ensure the adequacy of the collateral. If the counterparty defaults, the affected Fund generally has the right to use the collateral to satisfy the terms of the repurchase transaction. However, if the market value of the collateral declines during the period in which a Fund seeks to assert its rights or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Inflation-Indexed Bonds. Inflation-indexed bonds are fixed-income securities whose principal value or interest rate is periodically adjusted according to the rate of inflation. As the index measuring inflation changes, the principal value or interest rate of inflation-indexed bonds will be adjusted accordingly. Inflation adjustments to the principal amount of inflation-indexed bonds are reflected as an increase or decrease to investment income on the Statement of Operations. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

(d) Forward Foreign Currency Contracts. Absolute, High Yield, Inflation Indexed, Intermediate Plus and Non-U.S. may enter into a forward foreign currency contract to hedge against foreign currency exchange rate risk on its non-U.S. dollar denominated securities or to facilitate settlement of a foreign currency denominated portfolio transaction. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price with delivery and settlement at a future date. The contract is marked to market daily and the change in value is recorded by a Fund as an unrealized gain or loss. When a forward foreign currency contract is closed, through either delivery or offset by entering into another forward foreign currency contract, the Fund recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it is closed.

Forward foreign currency contracts involve elements of market risk in excess of the amounts reflected on the Statement of Assets and Liabilities. Each Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the forward foreign currency contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

(e) Loan Participations. Each Fund may invest in loans arranged through private negotiation between one or more financial institutions. Each Fund’s investment in any such loan may be in the form of a participation in or an assignment of the loan. In connection with purchasing participations, each Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement related to the loan, or any rights of off-set against the borrower and each Fund may not benefit directly from any collateral supporting the loan in which it has purchased the participation.

Each Fund assumes the credit risk of the borrower, the lender that is selling the participation and any other persons interpositioned between the Fund and the borrower. In the event of the insolvency of the lender selling the participation, the Fund may be treated as a general creditor of the lender and may not benefit from any off-set between the lender and the borrower.

(f) Written Options. When a Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked to market daily to reflect the current market value of the option written. If the option expires, the premium received is recorded as a realized gain. When a written call option is exercised, the difference between the premium received plus the option exercise price and a Fund’s basis in the underlying security (in the case of a covered written call option), or the cost to purchase the underlying security (in the case of an uncovered written call option), including brokerage commission, is recognized as a realized gain or loss. When a written put option is exercised, the amount of the premium received is subtracted from the cost of the security purchased by the Fund from the exercise of the written put option to form the Fund’s basis in the underlying security purchased. The writer or buyer of an option traded on an exchange can liquidate the position

Annual Report to Shareholders

before the exercise of the option by entering into a closing transaction. The cost of a closing transaction is deducted from the original premium received resulting in a realized gain or loss to the Fund.

The risk in writing a covered call option is that a Fund may forego the opportunity of profit if the market price of the underlying security increases and the option is exercised. The risk in writing a put option is that a Fund may incur a loss if the market price of the underlying security decreases and the option is exercised. The risk in writing a call option is that a Fund is exposed to the risk of loss if the market price of the underlying security increases. In addition, there is the risk that a Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(g) Futures Contracts. Each Fund may use futures contracts to gain exposure to, or hedge against, changes in the value of interest rates and foreign currencies. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the Funds are required to deposit cash or cash equivalents with a broker in an amount equal to a certain percentage of the contract amount. This is known as the “initial margin” and subsequent payments (“variation margin”) are made or received by the Funds each day, depending on the daily fluctuation in the value of the contract. For certain futures, including foreign denominated futures held in Absolute Return, High Yield, Inflation Indexed, Intermediate Plus and Non-U.S., variation margin is not settled daily, but is recorded as a net variation margin payable or receivable. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. The daily changes in contract value are recorded as unrealized gains or losses in the Statement of Operations and the Funds recognize a realized gain or loss when the contract is closed.

Futures contracts involve, to varying degrees, risk of loss in excess of the amounts reflected in the financial statements. In addition, there is the risk that the Funds may not be able to enter into a closing transaction because of an illiquid secondary market.

(h) Swap agreements. Each Fund may invest in swaps for the purpose of managing its exposure to interest rate, credit or market risk, or for other purposes. The use of swaps involves risks that are different from those associated with ordinary portfolio transactions.

Swap contracts are marked to market daily and changes in value are recorded as unrealized appreciation/(depreciation). Gains or losses are realized upon termination of the swap agreement. Periodic payments and premiums received or made by the Funds are recognized in the Statement of Operations as realized gains or losses, respectively. Collateral, in the form of restricted cash or securities, may be required to be held in segregated accounts with the Funds’ custodian in compliance with the terms of the swap contracts. Securities held as collateral for swap contracts are identified in the Portfolio of Investments and restricted cash, if any, is identified on the Statement of Assets and Liabilities. Risks may exceed amounts recorded in the Statement of Assets and Liabilities. These risks include changes in the returns of the underlying instruments, failure of the counterparties to perform under the contracts’ terms, and the possible lack of liquidity with respect to the swap agreements.

Payments received or made at the beginning of the measurement period are reflected as a premium or deposit, respectively, on the Statement of Assets and Liabilities. These upfront payments are amortized over the life of the swap and are recognized as realized gain or loss in the Statement of Operations. A liquidation payment received or made at the termination of the swap is recognized as realized gain or loss in the Statement of Operations. Net periodic payments received or paid by the Funds are recognized as realized gain or loss at the time of receipt or payment in the Statement of Operations.

As disclosed in each Fund’s summary of open swap contracts, the aggregate fair values of credit default swaps in a net liability position as of December 31, 2009 were:

Absolute Return	1,177,604
Inflation Indexed	59,815
Intermediate	553,755
Intermediate Plus	34,595
Limited Duration	101,632
Non-U.S.	50,997

Annual Report to Shareholders

Notes to Financial Statements—Continued

The aggregate fair value of assets posted as collateral for all swaps were:

Absolute	2,200,000
Inflation Indexed	590,056
Intermediate	700,000
Intermediate Plus	—
Limited Duration	—
Non-US	—

If a defined credit event had occurred as of December 31, 2009, the swaps’ credit-risk-related contingent features would have been triggered and the Funds would have been required to pay up to what is listed below less the value of the contracts’ related reference obligations.

Absolute	18,595,167
Inflation Indexed	16,182,000
Intermediate	9,433,604
Intermediate Plus	100,000
Limited Duration	392,139
Non-US	—

Credit Default Swaps. Each Fund may enter into credit default swap (“CDS”) contracts for investment purposes, to manage their credit risk or to add leverage. CDS agreements involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a third party, typically corporate or sovereign issuers, on a specified obligation, or in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising a credit index. Each Fund may use a CDS to provide protection against defaults of the issuers (i.e., to reduce risk where the Funds have exposure to a sovereign issuer) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. As a seller of protection, the Funds generally receive an upfront payment or a stream of payments throughout the term of the swap provided that there is no credit event. If the Funds are a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the maximum potential amount of future payments (undiscounted) that the Funds could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. These amounts of potential payments will be partially offset by any recovery of values from the respective referenced obligations. As a seller of protection, the Funds effectively add leverage to their portfolios because, in addition to their total net assets, the Funds are subject to investment exposure on the notional amount of the swap. As a buyer of protection, the Funds generally receive an amount up to the notional value of the swap if a credit event occurs.

Implied spreads are the theoretical prices a lender receives for credit default protection. When spreads rise, market perceived credit risk rises and when spreads fall, market perceived credit risk falls. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to enter into the agreement. Wider credit spreads and decreasing market values, when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. Credit spreads utilized in determining the period end market value of credit default swap agreements on corporate or sovereign issues are disclosed in the Notes to Financial Statements and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for credit derivatives. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values, particularly in relation to the notional amount of the contract as well as the annual payment rate, serve as an indication of the current status of the payment/performance risk.

Each Fund’s maximum risk of loss from counterparty risk, as the protection buyer, is the fair value of the contract (this risk is mitigated by the posting of collateral by the counterparty to each Fund to cover each Fund’s exposure to the counterparty). As the protection seller, the Fund’s maximum risk is the notional amount of the contract. Credit default swaps are considered to have credit risk-related contingent features since they require payment by the protection seller to the protection buyer upon the occurrence of a defined credit event.

Annual Report to Shareholders

Entering into a CDS agreement involves, to varying degrees, elements of credit, market and documentation risk in excess of the related amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreement may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreement, and that there will be unfavorable changes in net interest rates.

Interest Rate Swaps. Each Fund may enter into interest rate swap contracts. Interest rate swaps are agreements between two parties to exchange cash flows based on a notional principal amount. The Funds may elect to pay a fixed rate and receive a floating rate, or, receive a fixed rate and pay a floating rate on a notional principal amount. The net interest received or paid on interest rate swap agreements is accrued daily as interest income. Interest rate swaps are marked to market daily based upon quotations from market makers and the change, if any, is recorded as an unrealized gain or loss in the Statement of Operations. When a swap contract is terminated early, the Funds record a realized gain or loss equal to the difference between the original cost and the settlement amount of the closing transaction.

The risks of interest rate swaps include changes in market conditions that will affect the value of the contract or changes in the present value of the future cash flow streams and the possible inability of the counterparty to fulfill its obligations under the agreement. The Funds’ maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. This risk is mitigated by the posting of collateral by the counterparty to the Funds to cover the Funds’ exposure to the counterparty.

Total Return Swaps. Each Fund may enter into total return swaps for investment purposes. Total return swaps are agreements to exchange the return generated by one instrument for the return generated by another instrument. For example, the agreement to pay a predetermined or fixed interest rate in exchange for a market-linked return based on a notional amount. To the extent the total return of a referenced index or instrument exceeds the offsetting interest obligation, the Funds will receive a payment from the counterparty. To the extent it is less, the Funds will make a payment to the counterparty. Periodic payments received or made by the Funds are recorded in the Statement of Operations as realized gains or losses, respectively.

(i) Foreign Currency Translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

The Funds do not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on each Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities, on the date of valuation, resulting from changes in exchange rates.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(j) Stripped Securities. Each Fund may invest in ‘‘Stripped Securities,’’ a term used collectively for components, or strips, of fixed income securities. Stripped securities can be principal only securities (“PO”), which are debt obligations that have been stripped of unmatured interest coupons or, interest only securities (“IO”), which are unmatured interest coupons that have been stripped from debt obligations. The market value of Stripped Securities will fluctuate in response to changes in economic conditions, rates of pre-payment, interest rates and the market’s perception of the securities. However, fluctuations in response to

Annual Report to Shareholders

Notes to Financial Statements—Continued

interest rates may be greater in Stripped Securities than for debt obligations of comparable maturities that pay interest currently. The amount of fluctuation may increase with a longer period of maturity.

The yield to maturity on IO’s is sensitive to the rate of principal repayments (including prepayments) on the related underlying debt obligation and principal payments may have a material effect on yield to maturity. If the underlying debt obligation experiences greater than anticipated prepayments of principal, the Fund may not fully recoup its initial investment in IO’s.

(k) Swaptions. Each Fund may write swaption contracts to manage exposure to fluctuations in interest rates and to enhance portfolio yield. Swaption contracts written by the Fund represent an option that gives the purchaser the right, but not the obligation, to enter into a previously agreed upon swap contract at a future date. If a written call swaption is exercised, the writer enters a swap and is obligated to pay the fixed rate and receive a floating rate in exchange. If a written put swaption is exercised, the writer enters a swap and is obligated to pay the floating rate and receive a fixed rate in exchange. Swaptions are marked to market daily based upon quotations from market makers. Changes in the value of the swaption are reported as unrealized gains or losses in the Statement of Operations.

When a Fund writes a swaption, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked to market daily to reflect the current market value of the swaption written. If the swaption expires, the Fund realizes a gain equal to the amount of the premium received.

(l) Share Class Accounting. Investment income, common expenses and realized/unrealized gains (losses) on investments are allocated to the various classes of each Fund on the basis of daily net assets of each class. Fees relating to a specific class are changed directly to that share class.

(m) Security Transactions and Investment Income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practicable after a Fund determines the existence of a dividend declaration after exercising reasonable due diligence. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or credit event occurs by the issuer, a Fund may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

(n) Distributions to Shareholders. Distributions from net investment income on the shares of the Funds are declared each business day to shareholders of record, and are paid monthly for each Fund except High Yield and Non-U.S., which declare and pay dividends quarterly. Distributions of net realized gains, if any, are declared at least annually. Distributions are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(o) Compensating Balance Agreements. Each Fund has an arrangement with its custodian bank whereby a portion of the custodian’s fees is paid indirectly by credits earned on each Fund’s cash deposit with the bank.

(p) Credit and Market Risk. Investments in securities that are collateralized by residential real estate mortgages are subject to certain credit and liquidity risks. When market conditions result in an increase in default rates of the underlying mortgages and foreclosure values of underlying real estate properties are materially below the outstanding amount of these underlying mortgages, collection of the full amount of accrued interest and principal on these investments may be doubtful. Such market conditions may significantly impair the value and liquidity of these investments and may result in a lack of correlation between their credit ratings and values.

(q) Other. In the normal course of business, each Fund enters into contracts that provide general indemnifications. Each Fund’s maximum exposure under these arrangements is dependent upon claims that may be made against the Fund in the future and, therefore, cannot be estimated; however, based on experience, the risk of material loss from such claims is considered remote.

Annual Report to Shareholders

(r) Federal and Other Taxes. It is each Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Funds intend to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal income tax provision is required in the Funds’ financial statements.

Management has analyzed the Funds’ tax positions taken on federal income tax returns for all open tax years and has concluded that as of December 31, 2009, no provision for income tax is required in the Funds’ financial statements. The Funds’ federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by Internal Revenue Service and state departments of revenue.

Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

(s) Reclassification. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. During the current year, the following reclassifications have been made:

Fund		(Over)/Undistributed Net Investment Income	Accumulated Net Realized Loss Gain/(Loss)	Paid-in Capital
Absolute Return	(a)	$1,605,754	$(1,605,754)	—
High Yield	(b)	—	25,944,937	$(25,944,937)
	(a)	96,492	(96,492)	—
Inflation Indexed	(c)	999,296	(999,296)	—
Intermediate	(d)	583,348	(583,348)	—
Intermediate Plus	(c)	206,990	(206,990)	—
Limited Duration	(e)	16,226	(16,226)	—
Non-U.S.	(f)	911,355	—	(911,355)
	(g)	(2,197,520)	2,197,520	—

(a)

Reclassifications are primarily due to foreign currency transactions treated as ordinary income for tax purposes, losses from mortgage backed securities treated as capital losses for tax purposes and book/tax differences in the treatment of swap contracts.

(b)	Reclassifications are primarily due to book/tax differences in the treatment of an in-kind distribution of securities.
(c)

Reclassifications are primarily due to foreign currency transactions treated as ordinary income for tax purposes, losses from mortgage backed securities treated as capital losses for tax purposes, book/tax differences in the treatment of swap contracts and book/tax differences in the treatment of Treasury Inflation-Protected Securities.

(d)

Reclassifications are primarily due to losses from mortgage backed securities treated as capital losses for tax purposes, book/tax differences in the treatment of Treasury Inflation-Protected Securities, book/tax differences in the treatment of swap contacts and book/tax differences in the treatment of distributions.

(e)	Reclassifications are primarily due to losses from mortgage backed securities treated as capital losses for tax purposes and book/tax differences in the treatment of swap contracts.
(f)	Reclassifications are primarily due to a tax net operating loss.
(g)

Reclassifications are primarily due to foreign currency transactions treated as ordinary income for tax purposes, a tax net operating loss which offsets short-term capital gains for tax purposes and book/tax differences in the treatment of swap contracts.

2. Investment Management Agreement and Other Transactions with Affiliates

Each Fund has an investment management agreement with Legg Mason Partners Fund Advisor, LLC (“LMPFA”). Prior to September 30, 2009, Legg Mason Fund Adviser, Inc. (“LMFA”) was the investment manager. Western Asset Management Company

Annual Report to Shareholders

Notes to Financial Statements—Continued

(“Western Asset”) is the investment adviser to Absolute Return, High Yield, Inflation Indexed, Intermediate, Intermediate Plus and Limited Duration. Western Asset Management Company Limited (“WAML”) is the investment adviser to Non-U.S. and shares advisory responsibilities with Western Asset for Absolute Return, Inflation Indexed, and Intermediate Plus. WAML, Western Asset Management Company Pte Ltd. (“Western Singapore”) and Western Asset Management Company Limited (“Western Japan”) share advisory responsibilities with Non-U.S., Absolute Return and Inflation Indexed.

Pursuant to their respective agreements, LMPFA provides the Funds with management and administrative services for which each Fund pays a fee, computed daily and payable monthly, at annual rates of each Fund’s average daily net assets. From August 1, 2008 through April 30, 2010, the manager is contractually obligated to follow the Fee Cap for the Institutional Select and Financial Intermediary Classes of each Fund offering those classes. From August 1, 2008 through April 30, 2010, the manager is contractually obligated to waive its compensation (and, to the extent necessary, bear other expenses of the Fund) with respect to the Institutional Class of certain Funds in amounts equal to specified annual rates of each such Fund’s average daily net assets attributable to such share class (“Flat Waiver”). Western Asset and WAML also agreed to waive their advisory fees (which are paid by LMPFA, and not the Funds) in corresponding amounts under both the Fee Cap and the Flat Waiver.

Any amounts waived or reimbursed in a particular fiscal year under the Fee Cap will be subject to repayment by a Fund on behalf of the applicable class to LMPFA to the extent that from time to time during the next three fiscal years the repayment will not cause a Fund’s expenses for such class to exceed a limit agreed between the Fund and LMPFA. The following chart shows annual rates of management fees, expense limits or waivers (as applicable), management fees waived and potential fees which may be recaptured for the Funds’ share classes.

Fund	Asset Breakpoint for Management Fee	Management Fee	Expense Limitation 8/1/08-4/30/10	Waiver	Management Fees (Waived)/ Recaptured	Maximum Amount Subject to Recapture
Absolute Return
Institutional Class	All asset levels	0.750%	0.80%	—	$(35,445)	$140,270
Institutional Select Class	All asset levels	0.750%	0.80%	—	(62,257)	106,254
Financial Intermediary Class	All asset levels	0.750%	1.05%	—	(467)	5,458

High Yield
Institutional Class	All asset levels	0.550%	—	—	—	—
Institutional Select Class	All asset levels	0.550%	0.65%	—	—	—

Inflation Indexed
Institutional Class	All asset levels	0.200%	—	0.02%	(2,914)	$403,332
Institutional Select Class	All asset levels	0.200%	0.25%	—	(140)	7,387
Financial Intermediary Class	All asset levels	0.200%	0.75%	—	(1)	392

Intermediate
Institutional Class	All asset levels	0.400%	—	—	—	$7,780
Institutional Select Class	All asset levels	0.400%	0.45%	—	—	5,458

Intermediate Plus
Institutional Class	All asset levels	0.400%	0.55%	0.13%	(136,695)	$396,951
Institutional Select Class	All asset levels	0.400%	0.45%	—	(13,773)	22,594

Limited Duration
Institutional Class	All asset levels	0.350%	0.53%	0.10%	(95,243)	$318,599
Institutional Select Class	All asset levels	0.350%	0.40%	—	(29,027)	39,168

Non-U.S.
Institutional Class	All asset levels	0.450%	—	0.04%	(6,759)	$157,147

Annual Report to Shareholders

Legg Mason Investor Services, LLC (“LMIS”) serves as distributor of the Funds’ shares. LMIS receives from each Fund an annual distribution fee of 0.25% of the average daily net assets of the Financial Intermediary Class of each Fund, computed daily and payable monthly.

As of September 30, 2009, LMPFA replaced LMFA. Effective upon the substitution, LMPFA assumed the rights and responsibilities of LMFA under its management agreement with the Fund including all of the responsibilities to the Fund described in the Fund’s prospectus.

LMPFA, Western Asset, WAML, Western Singapore, Western Japan and LMIS are wholly owned subsidiaries of Legg Mason, Inc.

3. Investments

During the year ended December 31, 2009, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) and U.S Government & Agency Obligations were as follows:

	Purchases		Sales
	Investments	U.S. Government & Agency Obligations	Investments	U.S. Government & Agency Obligations
Absolute Return	$27,490,497	$713,386,641	$97,905,893	$805,324,003
High Yield	475,571,112	—	491,712,652	—
Inflation Indexed	26,156,655	168,668,182	3,561,181	285,170,237
Intermediate	209,323,838	596,586,729	231,744,213	619,162,229
Intermediate Plus	25,135,116	68,915,376	32,075,381	82,738,267
Limited Duration	29,149,187	73,659,070	35,966,595	92,824,680
Non-U.S.	71,819,782	—	99,018,105	1,311,796

At December 31, 2009, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

Fund	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Depreciation
Absolute Return	$11,248,452	$(51,883,609)	$(40,635,157)
High Yield	50,542,618	(53,383,924)	(2,841,306)
Inflation Indexed	13,216,060	(22,117,985)	(8,901,925)
Intermediate	14,432,885	(42,621,302)	(28,188,417)
Intermediate Plus	2,217,934	(5,888,247)	(3,670,313)
Limited Duration	1,085,261	(8,907,424)	(7,822,163)
Non-U.S.	4,724,549	(4,726,846)	(2,297)

Annual Report to Shareholders

Notes to Financial Statements—Continued

During the year ended December 31, 2009, written option transactions for the Funds were as follows:

Absolute Return	Number of Contracts	Premiums
Written options, outstanding December 31, 2008	51,281,761	$2,682,008
Options written	364,103,294	5,130,609
Options closed	(178,271,767)	(2,618,312)
Options exercised	(9,400,944)	(789,404)
Options expired	(207,341,878)	(3,032,148)

Written options, outstanding December 31, 2009	20,370,466	$1,372,753

Inflation Indexed	Number of Contracts	Premiums
Written options, outstanding December 31, 2008	—	—
Options written	477	$491,322
Options closed	—	—
Options exercised	(121)	(168,924)
Options expired	(356)	(322,398)

Written options, outstanding December 31, 2009	—	—

Intermediate	Number of Contracts	Premiums
Written options, outstanding December 31, 2008	1,716	$1,532,092
Options written	63,610,878	5,711,927
Options closed	(21,207,611)	(3,849,718)
Options exercised	(42,401,028)	(1,250,169)
Options expired	(2,510)	(1,320,506)

Written options, outstanding December 31, 2009	1,445	$823,626

Intermediate Plus	Number of Contracts	Premiums
Written options, outstanding December 31, 2008	242	$214,812
Options written	9,301,538	809,511
Options closed	(3,101,091)	(550,705)
Options exercised	(6,200,143)	(174,118)
Options expired	(362)	(192,614)

Written options, outstanding December 31, 2009	184	$106,886

Limited Duration	Number of Contracts	Premiums
Written options, outstanding December 31, 2008	263	$226,219
Options written	12,700,245	224,960
Options closed	(3,300,401)	(321,061)
Options exercised	(6,600,020)	(61,860)
Options expired	(2,800,020)	(29,405)

Written options, outstanding December 31, 2009	67	$38,853

Annual Report to Shareholders

Non-U.S.	Number of Contracts	Premiums
Written options, outstanding December 31, 2008	235	$197,632
Options written	1,547	820,021
Options closed	(1,039)	(572,413)
Options exercised	(158)	(101,361)
Options expired	(385)	(288,279)

Written options, outstanding December 31, 2009	200	$55,600

At December 31, 2009, the Funds had the following open forward foreign currency contracts:

Absolute Return

Broker	Settlement Date	Contract to				Unrealized Gain/(Loss)
		ReceiveA		DeliverA
Citibank NA	2/17/10	JPY	173,092,800	USD	1,922,100	$(63,148)
Citibank NA	2/17/10	USD	1,081,923	CAD	1,150,138	(17,801)
Credit Suisse First Boston (London)	2/17/10	USD	771,264	GBP	467,515	16,347
Credit Suisse First Boston (London)	2/17/10	USD	1,830,722	JPY	165,039,620	58,258

						$(6,344)

A Definitions of currency abbreviations:

CAD	—	Canadian Dollar
GBP	—	British Pound
JPY	—	Japanese Yen
USD	—	United States Dollar

Inflation Indexed

Broker	Settlement Date	Contract to				Unrealized Gain/(Loss)
		ReceiveA		DeliverA
UBS AG London	2/17/10	CAD	12,862,436	USD	12,089,097	209,537
Morgan Stanley London FX	2/17/10	EUR	2,834,218	USD	4,205,696	(142,961)
Credit Suisse First Boston (London)	2/17/10	GBP	13,406,133	USD	22,116,231	(468,741)
Deutsche Bank AG London	2/17/10	JPY	640,263,600	USD	7,098,817	(222,623)
UBS AG London	2/17/10	JPY	1,182,190,000	USD	13,104,140	(407,858)
Deutsche Bank AG London	2/17/10	SEK	8,862,930	USD	1,257,421	(18,337)
Citibank NA	2/17/10	USD	1,959,760	EUR	1,320,255	67,229
Credit Suisse First Boston (London)	2/17/10	USD	4,294,607	AUD	4,719,867	75,192
Credit Suisse First Boston (London)	2/17/10	USD	3,196,279	AUD	3,519,743	49,737
Credit Suisse First Boston (London)	2/17/10	USD	5,822,880	AUD	6,485,359	25,170
Credit Suisse First Boston (London)	2/17/10	USD	11,817,035	CAD	12,573,916	(205,726)
Credit Suisse First Boston (London)	2/17/10	USD	3,652,702	EUR	2,458,308	128,818
Credit Suisse First Boston (London)	2/17/10	USD	20,216,714	JPY	1,822,536,810	643,345
Deutsche Bank AG London	2/17/10	USD	6,518,243	CAD	6,931,239	(109,177)
UBS AG London	2/17/10	USD	22,422,332	GBP	13,569,801	510,560
UBS AG London	2/17/10	USD	1,256,526	SEK	8,856,860	18,290

						$152,455

ADefinitions of currency abbreviations:

AUD—Australian Dollar

CAD	—	Canadian Dollar

Annual Report to Shareholders

Notes to Financial Statements—Continued

EUR	—	Euro
GBP	—	British Pound
JPY	—	Japanese Yen
SEK	—	Swedish Krona
USD	—	United States Dollar

Intermediate Plus

Broker	Settlement Date	Contract to				Unrealized Gain/(Loss)
		ReceiveA		DeliverA
Credit Suisse First Boston (London)	2/17/10	AUD	289,277	USD	259,727	$(1,123)
Credit Suisse First Boston (London)	2/17/10	EUR	660,000	USD	988,020	(41,937)
Credit Suisse First Boston (London)	2/17/10	JPY	104,501,670	USD	1,169,577	(47,267)
Citibank NA	2/17/10	USD	1,386,885	EUR	934,319	47,576
Credit Suisse First Boston (London)	2/17/10	USD	1,180,033	JPY	106,380,000	37,552
UBS AG London	2/17/10	USD	244,338	AUD	271,728	1,421

						$(3,778)

ADefinitions of currency abbreviations:

AUD	—	Australian Dollar
EUR	—	Euro
JPY	—	Japanese Yen
USD	—	United States Dollar

Non-U.S.

Broker	Settlement Date	Contract to				Unrealized Gain/(Loss)
		ReceiveA		DeliverA
Citibank NA	2/17/10	AUD	144,642	USD	132,000	$(2,695)
UBS AG London	2/17/10	AUD	5,300,000	USD	4,765,760	(27,724)
Deutsche Bank AG London	2/17/10	CAD	4,007,217	USD	3,768,448	63,120
Goldman Sachs International	2/17/10	CAD	880,000	EUR	560,474	38,010
Goldman Sachs International	2/17/10	CAD	870,000	USD	814,530	17,335
JPMorgan Chase Bank	2/17/10	DKK	920,000	USD	184,802	(7,669)
JPMorgan Chase Bank	2/17/10	DKK	19,157,868	USD	3,877,497	(188,918)
UBS AG London	2/17/10	DKK	4,436,174	USD	883,682	(29,559)
Citibank NA	2/17/10	EUR	5,936,781	USD	8,812,440	(302,307)
Citibank NA	2/17/10	EUR	560,000	USD	800,856	1,881
Deutsche Bank AG London	2/17/10	EUR	1,110,000	NOK	9,267,834	(6,222)
JPMorgan Chase Bank	2/17/10	EUR	560,000	USD	831,281	(28,544)
JPMorgan Chase Bank	2/17/10	EUR	1,500,000	USD	2,153,280	(3,092)
JPMorgan Chase Bank	2/17/10	EUR	165,000	USD	235,926	595
JPMorgan Chase Bank	2/17/10	EUR	1,500,000	USD	2,156,940	(6,752)
JPMorgan Chase Bank	2/17/10	EUR	1,500,000	USD	2,230,800	(80,612)
JPMorgan Chase Bank	2/17/10	EUR	400,000	USD	596,160	(22,776)
UBS AG London	2/17/10	EUR	500,000	USD	731,425	(14,696)
UBS AG London	2/17/10	EUR	1,500,000	USD	2,149,317	871
UBS AG London	2/17/10	EUR	7,748,848	USD	11,495,339	(387,683)
Citibank NA	2/17/10	GBP	3,593,605	USD	5,934,156	(131,399)
Deutsche Bank AG London	2/17/10	GBP	580,000	CAD	1,003,719	(23,170)
Deutsche Bank AG London	2/17/10	GBP	400,000	USD	651,784	(5,886)
JPMorgan Chase Bank	2/17/10	GBP	1,100,000	USD	1,816,100	(39,880)
UBS AG London	2/17/10	GBP	5,945,581	USD	9,824,300	(223,701)

Annual Report to Shareholders

Non-U.S.—Continued

Broker	Settlement Date	Contract to				Unrealized Gain/(Loss)
		ReceiveA		DeliverA
Credit Suisse First Boston (London)	2/17/10	JPY	63,714,509	USD	706,761	$(22,491)
Deutsche Bank AG London	2/17/10	JPY	672,560,000	USD	7,456,898	(233,853)
JPMorgan Chase Bank	2/17/10	JPY	185,678,243	USD	2,089,136	(95,021)
Morgan Stanley London FX	2/17/10	JPY	41,140,000	USD	456,290	(14,461)
Deutsche Bank AG London	2/17/10	NOK	6,326,250	USD	1,123,129	(32,766)
Goldman Sachs International	2/17/10	NOK	4,750,000	EUR	561,598	13,660
UBS AG London	2/17/10	NOK	6,237,866	USD	1,089,945	(14,815)
UBS AG London	2/17/10	PLN	7,000,000	USD	2,414,642	22,426
Credit Suisse First Boston (London)	2/17/10	SEK	12,241,600	USD	1,737,136	(25,696)
BNP Paribas	2/17/10	USD	737,702	EUR	500,000	20,972
Citibank NA	2/17/10	USD	1,249,923	AUD	1,391,121	6,303
Citibank NA	2/17/10	USD	1,533,625	CAD	1,630,320	(25,233)
Citibank NA	2/17/10	USD	1,634,954	DKK	8,205,016	55,193
Citibank NA	2/17/10	USD	1,200,000	EUR	807,803	42,047
Citibank NA	2/17/10	USD	20,194,614	JPY	1,818,605,748	663,463
Citibank NA	2/17/10	USD	527,915	NOK	3,018,354	7,685
Citibank NA	2/17/10	USD	260,000	NOK	1,471,522	6,375
Citibank NA	2/17/10	USD	5,726,097	PLN	16,571,326	(43,254)
Credit Suisse First Boston (London)	2/17/10	USD	1,771,354	CAD	1,884,809	(30,838)
Credit Suisse First Boston (London)	2/17/10	USD	7,340,148	EUR	4,940,000	258,861
Credit Suisse First Boston (London)	2/17/10	USD	2,753,745	GBP	1,700,000	8,678
Credit Suisse First Boston (London)	2/17/10	USD	6,709,927	GBP	4,067,337	142,213
Credit Suisse First Boston (London)	2/17/10	USD	137,269	GBP	84,261	1,209
Deutsche Bank AG London	2/17/10	USD	3,276,459	EUR	2,207,857	111,587
Deutsche Bank AG London	2/17/10	USD	17,695,537	GBP	10,728,469	371,792
Deutsche Bank AG London	2/17/10	USD	798,483	JPY	71,810,000	27,271
Deutsche Bank AG London	2/17/10	USD	5,869,545	NOK	33,567,925	83,931
Goldman Sachs International	2/17/10	USD	526,325	AUD	585,391	3,004
Goldman Sachs International	2/17/10	USD	1,495,775	AUD	1,666,008	6,416
Goldman Sachs International	2/17/10	USD	1,312,288	CAD	1,391,052	(17,789)
Goldman Sachs International	2/17/10	USD	8,645,961	EUR	5,860,000	245,892
Goldman Sachs International	2/17/10	USD	413,000	GBP	250,000	9,314
Goldman Sachs International	2/17/10	USD	4,150,870	JPY	377,280,859	99,013
Goldman Sachs International	2/17/10	USD	820,000	JPY	71,859,060	48,260
JPMorgan Chase Bank	2/17/10	USD	887,664	CAD	943,001	(14,002)
JPMorgan Chase Bank	2/17/10	USD	3,146,930	DKK	15,791,295	106,538
JPMorgan Chase Bank	2/17/10	USD	482,442	EUR	323,000	19,434
JPMorgan Chase Bank	2/17/10	USD	1,004,243	EUR	670,000	43,825
JPMorgan Chase Bank	2/17/10	USD	15,335,263	EUR	10,352,571	495,278
JPMorgan Chase Bank	2/17/10	USD	3,767,840	EUR	2,500,000	184,193
JPMorgan Chase Bank	2/17/10	USD	2,386,238	JPY	215,000,000	77,217
JPMorgan Chase Bank	2/17/10	USD	820,000	JPY	71,555,660	51,519
Morgan Stanley London FX	2/17/10	USD	1,628,542	AUD	1,790,000	28,338
Morgan Stanley London FX	2/17/10	USD	23,795,122	EUR	16,035,530	808,849
UBS AG London	2/17/10	USD	6,277,531	JPY	566,327,465	195,384
UBS AG London	2/17/10	USD	1,737,912	SEK	12,250,000	25,297

						$2,309,745

Annual Report to Shareholders

Notes to Financial Statements—Continued

ADefinitions of currency abbreviations:

AUD	—	Australian Dollar
CAD	—	Canadian Dollar
DKK	—	Danish Krone
EUR	—	Euro
GBP	—	British Pound
JPY	—	Japanese Yen
NOK	—	Norwegian Krone
PLN	—	Polish Zloty
SEK	—	Swedish Krona
USD	—	United States Dollar

As of December 31, 2009, the one- and three-month London Interbank Offered Rates (“LIBOR”) were 0.231% and 0.251%, respectively. At December 31, 2009, the Funds had the following open swap contracts:

Absolute Return

Total Return Swap:
Swap Counterparty	Termination Date	Periodic Payments Made by the Fund‡	Periodic Payments Received by the Fund‡	Contract Notional Amount	Upfront Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Credit Suisse First Boston USA	March 10, 2010	3-month LIBOR	4.375%	$14,500,000	—	$(646,883)*

Interest Rate Swaps:
Swap Counterparty	Termination Date	Periodic Payments Made by the Fund‡	Periodic Payments Received by the Fund‡	Contract Notional Amount	Upfront Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Banc of America Securities LLC	March 1, 2013	5.104% Semi-Annually	3-month LIBOR	$100,000	—	$(9,096)

Barclays Capital Inc.	June 25, 2012	5.06% Semi-Annually	3-month LIBOR	60,000	—	(4,857)

Citigroup Global Markets	September 15, 2011	3.34% Semi-Annually	3-month LIBOR	150,000	—	(5,435)

Credit Suisse First Boston USA	September 15, 2015	5.16% Semi-Annually	3-month LIBOR	50,000	—	(5,197)

Credit Suisse First Boston USA	August 15, 2013	5.023% Semi-Annually	3-month LIBOR	50,000	—	(4,606)

Credit Suisse First Boston USA	February 28, 2014	2.75013% Semi-Annually	3-month LIBOR	15,740,000	—	(68,053)

Credit Suisse First Boston USA	December 10, 2039	4.2139% Semi-Annually	3-month LIBOR	13,870,000	—	711,090

RBS Greenwich	April 1, 2012	5.011% Semi-Annually	3-month LIBOR	40,000	—	(3,038)

Total				$30,060,000	—	$610,808

Annual Report to Shareholders

Absolute Return—Continued

Credit Default Swap on Corporate Issues—Sell Protection(1)
Swap Counterparty (Reference Entity)	Termination Date	Implied Credit Spread At December 31, 2009(2)	Periodic Payments Received by the Fund‡	Contract Notional Amount(3)	Market Value	Upfront Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Barclays Capital Inc. (SLM Corp., 5.125%, due 8/27/212)	September 20, 2012	0.93%	2.35% Quarterly	$2,350,000	$(155,400)	—	$(155,400)

Barclays Capital Inc. (The AES Corp., 7.75%, due 3/1/14)	September 20, 2012	1.00%	3.15% Quarterly	3,000,000	13,359	—	13,359

Barclays Capital Inc. (The AES Corp., 7.75%, due 3/1/14)	September 20, 2012	1.02%	3.65% Quarterly	3,000,000	51,844	—	51,844

Barclays Capital Inc. (TXU Corp., 5.55%, due 11/15/14)	September 20, 2012	0.84%	2.97% Quarterly	2,000,000	(324,207)	—	(324,207)

Total				$10,350,000	$(414,404)	—	$(414,404)

Credit Default Swaps on Corporate Issues—Buy Protection(4)
Swap Counterparty (Reference Entity)	Termination Date	Periodic Payments Made by the Fund‡	Contract Notional Amount(3)	Market Value	Upfront Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Banc of America Securities LLC (PHH Corporate Note, 7.125%, due 3/1/13 )	March 20, 2013	1.05% Monthly	$110,000	$16,316	—	$16,316

Barclays Capital Inc. (Health Care Property Investments Inc., 6.45%, due 6/25/12)	June 20, 2012	0.63% Quarterly	60,000	976	—	976

Credit Suisse First Boston USA (Amerisource Bergen Corp., 8.125%, due 9/1/08)	September 20, 2015	0.9% Quarterly	50,000	(1,111)	—	(1,111)

Credit Suisse First Boston USA (Masco Corp., 5.875%, due 7/15/12)	September 20, 2013	0.75% Quarterly	50,000	1,727	—	1,727

Morgan Stanley & Co., Inc. (Gannett Co., 6.375%, due 4/01/12)	March 20, 2012	0.46% Quarterly	40,000	1,458	—	1,458

Morgan Stanley & Co., Inc. (Sara Lee Corp. 6.125% due 11/01/32)	September 20, 2011	0.62% Quarterly	150,000	(817)	—	(817)

The Goldman Sachs Group, Inc. (Citigroup Inc., 6.5%, due 1/18/11)	March 20, 2014	4.7% Quarterly	1,000,000	(124,434)	—	(124,434)

Total			$1,460,000	$(105,885)	—	$(105,885)

Annual Report to Shareholders

Notes to Financial Statements—Continued

Absolute Return—Continued

Credit Default Swap on Credit Indices—Sell Protection(1)
Swap Counterparty (Reference Entity)	Termination Date	Periodic Payments Received by the Fund‡	Contract Notional Amount(3)	Market Value(5)	Upfront Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Barclays Capital Inc. (CDX IG 10)	June 20, 2013	1.55% Quarterly	$5,808,000	$88,172	$17,768	$70,404

Deutsche Bank AG (ABX.HE-AAA 06-2)	May 25, 2046	0.11% Monthly	694,767	(376,911)	(31,058)	(345,853)

Barclays Capital Inc. (CDX IG 10)	June 20, 2013	1.55% Quarterly	1,742,400	26,451	4,135	22,316

Total			$8,245,167	$(262,288)	$(9,155)	$(253,133)

Credit Default Swap on Credit Indices—Buy Protection(4)
Swap Counterparty (Reference Entity)	Termination Date	Periodic Payments Made by the Fund‡	Contract Notional Amount(3)	Market Value(5)	Upfront Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Barclays Capital Inc. (CDX IG 10 6/13)	June 20, 2013	1.55% Quarterly	$774,400	$(11,756)	$10,988	$(22,744)

Barclays Capital Inc. (CDX IG 10)	June 20, 2013	1.55% Quarterly	3,097,600	(47,024)	17,353	(64,377)

Credit Suisse First Boston USA (CDX HY 12)	June 20, 2014	5% Quarterly	470,000	(3,736)	19,474	(23,210)

Credit Suisse First Boston USA (CDX IG 11)	December 20, 2013	1.5% Quarterly	2,876,800	(54,496)	81,632	(136,128)

Morgan Stanley & Co., Inc. (CDX HY 12)	June 20, 2014	5% Quarterly	8,836,000	(70,239)	819,798	(890,037)

Morgan Stanley & Co., Inc. (CDX HY 12)	June 20, 2014	5% Quarterly	940,000	(7,473)	44,076	(51,549)

Total			$16,994,800	$(194,724)	$993,321	$(1,188,045)

Inflation Indexed

Credit Default Swap on Credit Indices—Sell Protection(1)
Swap Counterparty (Reference Entity)	Termination Date	Periodic Payments Received by the Fund‡	Contract Notional Amount(3)	Market Value(5)	Upfront Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Barclays Capital Inc. (CDX HY 8)	June 20, 2012	2.75% Quarterly	$6,264,000	$(23,154)	$(224,900)	$201,746

Bear Stearns, Inc. (CDX HY 8)	June 20, 2012	2.75% Quarterly	9,918,000	(36,661)	(117,516)	80,855

Total			$16,182,000	$(59,815)	$(342,416)	$282,601

Annual Report to Shareholders

Intermediate

Interest Rate Swaps:
Swap Counterparty	Termination Date	Periodic Payments Made by the Fund‡	Periodic Payments Received by the Fund‡	Contract Notional Amount	Upfront Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)

Morgan Stanley & Co., Inc.	February 28, 2014	2.9075% Semi-Annually	3-month LIBOR	$25,300,000	—	$(267,239)

Credit Default Swap on Corporate Issues—Sell Protection(1)
Swap Counterparty (Reference Entity)	Termination Date	Implied Credit Spread At December 31, 2009(2)	Periodic Payments Received by the Fund‡	Contract Notional Amount(3)	Market Value	Upfront Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Morgan Stanley & Co., Inc. (SLM Corp., 5.125%, due 8/27/12)	September 20, 2012	5.06%	2.6% Quarterly	$800,000	$(43,746)	—	$(43,746)

Credit Default Swap on Credit Indices—Sell Protection(1)
Swap Counterparty (Reference Entity)	Termination Date	Periodic Payments Received by the Fund‡	Contract Notional Amount(3)	Market Value(5)	Upfront Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
The Goldman Sachs Group, Inc. (CDX IG HVOL 9)	December 20, 2012	1.4% Quarterly	$1,082,663	$(44,674)	$(88,574)	$43,900

The Goldman Sachs Group, Inc. (iBoxx IG HiVol4)	June 20, 2012	1% Quarterly	7,550,941	(266,145)	(41,294)	(224,851)

Total			$8,633,604	$(310,819)	$(129,868)	$(180,951)

Credit Default Swap on Credit Indices—Buy Protection(4)
Swap Counterparty (Reference Entity)	Termination Date	Periodic Payments Made by the Fund‡	Contract Notional Amount(3)	Market Value(5)	Upfront Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Barclays Capital Inc. (CDX IG 11)	December 20, 2013	1.5% Quarterly	$10,515,200	$(199,190)	$298,380	$(497,570)

Intermediate Plus

Interest Rate Swaps:
Swap Counterparty	Termination Date	Periodic Payments Made by the Fund‡	Periodic Payments Received by the Fund‡	Contract Notional Amount	Upfront Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Deutsche Bank AG	February 28, 2014	2.90288% Semi-Annually	3-month LIBOR	$3,800,000	—	$(39,446)

Annual Report to Shareholders

Notes to Financial Statements—Continued

Intermediate Plus—Continued

Credit Default Swap on Corporate Issues—Sell Protection(1)
Swap Counterparty (Reference Entity)	Termination Date	Implied Credit Spread At December 31, 2009(2)	Periodic Payments Received by the Fund‡	Contract Notional Amount(3)	Market Value	Upfront Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Morgan Stanley & Co., Inc. (SLM Corp., 5.125%, due 8/27/12)	September 20, 2012	5.06%	2.6% Quarterly	$100,000	$(5,468)	—	$(5,468)

Credit Default Swap on Credit Indices—Buy Protection(4)
Swap Counterparty (Reference Entity)	Termination Date	Periodic Payments Made by the Fund‡	Contract Notional Amount(3)	Market Value(5)	Upfront Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Barclays Capital Inc. (CDX IG 11)	December 20, 2013	1.5% Quarterly	$1,537,600	$(29,127)	$43,631	$(72,758)

Limited Duration

Credit Default Swap on Credit Indices—Sell Protection(1)
Swap Counterparty (Reference Entity)	Termination Date	Periodic Payments Received by the Fund‡	Contract Notional Amount(3)	Market Value(5)	Upfront Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Credit Suisse First Boston USA (ABX.HE-AAA 06-1)	July 25, 2045	0.18% Monthly	$392,139	$(71,565)	$(24,159)	$(47,406)

Credit Default Swap on Credit Indices—Buy Protection(4)
Swap Counterparty (Reference Entity)	Termination Date	Periodic Payments Made by the Fund‡	Contract Notional Amount(3)	Market Value(5)	Upfront Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Barclays Capital Inc. (CDX IG 11)	December 20, 2013	1.5% Quarterly	$1,587,200	$(30,067)	$45,038	$(75,105)

Non-U.S.

Credit Default Swaps on Corporate Issues—Buy Protection(4)
Swap Counterparty (Reference Entity)	Termination Date	Periodic Payments Made by the Fund‡	Contract Notional Amount(3)	Market Value	Upfront Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
JP Morgan Chase & Co. (Republic of Ireland, 3.875%, due 07/15/10)	September 20, 2014	1% Quarterly	$2,605,000	$62,276	$60,163	$2,113

Annual Report to Shareholders

Non-U.S.—Continued

Credit Default Swap on Credit Indices—Buy Protection(4)
Swap Counterparty (Reference Entity)	Termination Date	Periodic Payments Made by the Fund‡	Contract Notional Amount(3)	Market Value(5)	Upfront Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
JP Morgan Chase & Co. (ITRAXX EURPOE 5YR S12)	December 20, 2014	1% Quarterly	$2,934,000	$(50,997)	$(36,998)	$(13,999)

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

Implied credit spreads, utilized in determining the market value of credit default swap agreements on corporate issues or sovereign issues of an emerging country as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced entity or obligation.

(3)

The maximum potential amount the Fund could be required to make as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the underlying securities comprising the referenced index.

(5)

The quoted market prices and resulting values for credit default swap agreements on asset-backed securities and credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement been closed/sold as of the period end. Decreasing market values when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

‡	Percentage shown is an annual percentage rate.
*	Security is valued in good faith at fair value by or under the direction of the Board of Directors.

4. Derivative Instruments and Hedging Activities

Financial Accounting Standards Board Codification Topic 815 (formerly, Statement of Financial Accounting Standards No. 161) (“ASC Topic 815”) requires enhanced disclosure about an entity’s derivative and hedging activities.

Below are tables, grouped by derivative type that provides information about the fair value and the location of derivatives within the Statement of Assets and Liabilities at December 31, 2009.

Absolute Return

	Asset Derivatives[1]
	Interest Rate Contracts Risk	Foreign Exchange Contracts Risk	Credit Contracts Risk	Other Contracts Risk	Total
Options Purchased	$682,683	—	—	—	$682,683
Futures Contracts[2]	835,350	—	—	—	835,350
Swap Contracts[3]	711,090	—	$1,193,624	—	1,904,714
Forward Foreign Currency Contracts	—	$74,605	—	—	74,605
Total	$2,229,123	$74,605	$1,193,624	—	$3,497,352

Annual Report to Shareholders

Notes to Financial Statements—Continued

Absolute Return—Continued

	Liability Derivatives[1]
	Interest Rate Contracts Risk	Foreign Exchange Contracts Risk	Credit Contracts Risk	Other Contracts Risk	Total
Written Options	$1,728,049	—	—	—	$1,728,049
Futures Contracts[2]	65,568	—	—	—	65,568
Swap Contracts[3]	100,282	—	$2,817,808	—	2,918,090
Forward Foreign Currency Contracts	—	$80,949	—	—	80,949
Total	$1,893,899	$80,949	$2,817,808	—	$4,792,656

[1]

Generally, the balance sheet location for asset derivatives is receivables/net unrealized appreciation (depreciation) and for liability derivatives is payables/net unrealized appreciation (depreciation).

[2]

Includes cumulative appreciation/depreciation of futures contracts as reported in the footnotes. Only current day’s variation margin is reported within the receivables and/or payables of the Statement of Assets and Liabilities.

[3]	Values include premiums paid/(received) on swap contracts which are shown separately in the Statement of Assets and liabilities.

Inflation Indexed

	Asset Derivatives[1]
	Interest Rate Contracts Risk	Foreign Exchange Contracts Risk	Credit Contracts Risk	Other Contract Risk	Total
Swap Contracts[3]	—	—	$282,601	—	$282,601
Forward Foreign Currency Contracts	—	$1,727,878	—	—	1,727,878
Total	—	$1,728,878	$282,601	—	$2,010,479

	Liability Derivatives[1]
	Interest Rate Contracts Risk	Foreign Exchange Contracts Risk	Credit Contracts Risk	Other Contracts Risk	Total
Futures Contracts[2]	$239,375	—	—	—	$239,375
Swap Contracts[3]	—	—	$342,416	—	342,416
Forward Foreign Currency Contracts	—	$1,575,423	—	—	1,575,423
Total	$239,375	$1,575,423	$342,416	—	$2,157,214

[1]

Generally, the balance sheet location for asset derivatives is receivables/net unrealized appreciation (depreciation) and for liability derivatives is payables/net unrealized appreciation (depreciation).

[2]

Includes cumulative appreciation/depreciation of futures contracts as reported in the footnotes. Only current day’s variation margin is reported within the receivables and/or payables of the Statement of Assets and Liabilities.

[3]	Values include premiums paid/(received) on swap contracts which are shown separately in the Statement of Assets and liabilities.

Intermediate

	Asset Derivatives[1]
	Interest Rate Contracts Risk	Credit Contract Risk	Other Contracts Risk	Total
Options Purchased	$291,616	—	—	$291,616
Futures Contracts[2]	144,227	—	—	144,227
Swap Contracts[3]	—	$342,280	—	342,280
Total	$435,843	$342,280	—	$778,123

Annual Report to Shareholders

Intermediate—Continued

	Liability Derivatives[1]
	Interest Rate Contracts Risk	Credit Contracts Risk	Other Contracts Risk	Total
Written Options	$745,159	—	—	$745,159
Futures Contracts[2]	1,244,054	—	—	1,244,054
Swap Contracts[3]	267,239	$896,035	—	1,163,274
Total	$2,256,452	$896,035	—	$3,152,487

[1]

Generally, the balance sheet location for asset derivatives is receivables/net unrealized appreciation (depreciation) and for liability derivatives is payables/net unrealized appreciation (depreciation).

[2]

Includes cumulative appreciation/depreciation of futures contracts as reported in the footnotes. Only current day’s variation margin is reported within the receivables and/or payables of the Statement of Assets and Liabilities.

[3]	Values include premiums paid/(received) on swap contracts which are shown separately in the Statement of Assets and liabilities.

Intermediate Plus

	Asset Derivatives[1]
	Interest Rate Contracts Risk	Foreign Exchange Contracts Risk	Credit Contract Risk	Other Contracts Risk	Total
Options Purchased	$35,281	—	—	—	$35,281
Futures Contracts[2]	15,658	—	—	—	15,658
Swap Contracts[3]	—	—	$43,631	—	43,631
Forward Foreign Currency Contracts	—	$86,549	—	—	86,549
Total	$50,939	$86,549	$43,631	—	$181,119

	Liability Derivatives[1]
	Interest Rate Contracts Risk	Foreign Exchange Contracts Risk	Credit Contracts Risk	Other Contracts Risk	Total
Written Options	$94,468	—	—	—	$94,468
Futures Contracts[2]	120,225	—	—	—	120,225
Swap Contracts[3]	39,446	—	$78,226	—	117,672
Forward Foreign Currency Contracts	—	$90,327	—	—	90,327
Total	$254,139	$90,327	$78,226	—	$422,692

[1]

Generally, the balance sheet location for asset derivatives is receivables/net unrealized appreciation (depreciation) and for liability derivatives is payables/net unrealized appreciation (depreciation).

[2]

Includes cumulative appreciation/depreciation of futures contracts as reported in the footnotes. Only current day’s variation margin is reported within the receivables and/or payables of the Statement of Assets and Liabilities.

[3]	Values include premiums paid/(received) on swap contracts which are shown separately in the Statement of Assets and liabilities.

Limited Duration

	Asset Derivatives[1]
	Interest Rate Contracts Risk	Credit Contract Risk	Other Contracts Risk	Total
Options Purchased	$425	—	—	$425
Futures Contracts[2]	4,681	—	—	4,681
Swap Contracts[3]	—	$45,038	—	45,038
Total	$5,106	$45,038	—	$50,144

Annual Report to Shareholders

Notes to Financial Statements—Continued

Limited Duration—Continued

	Liability Derivatives[1]
	Interest Rate Contracts Risk	Credit Contracts Risk	Other Contracts Risk	Total
Written Options	$30,207	—	—	$30,207
Futures Contracts[2]	6,837	—	—	6,837
Swap Contracts[3]	—	$146,670	—	146,670
Total	$37,044	$146,670	—	$183,714

[1]

Generally, the balance sheet location for asset derivatives is receivables/net unrealized appreciation (depreciation) and for liability derivatives is payables/net unrealized appreciation (depreciation).

[2]

Includes cumulative appreciation/depreciation of futures contracts as reported in the footnotes. Only current day’s variation margin is reported within the receivables and/or payables of the Statement of Assets and Liabilities.

[3]	Values include premiums paid/(received) on swap contracts which are shown separately in the Statement of Assets and liabilities.

Non-U.S.

	Asset Derivatives[1]
	Interest Rate Contracts Risk	Foreign Exchange Contracts Risk	Credit Contracts Risk	Other Contracts Risk	Total
Options Purchased	$15,625	$88,544	—	—	$104,169
Futures Contracts[2]	314,459	—	—	—	314,459
Swap Contracts[3]	—	—	$62,276	—	62,276
Forward Foreign Currency Contracts	—	4,413,249	—	—	4,413,249
Total	$330,084	$4,501,793	$62,276	—	$4,894,153

	Liability Derivatives[1]
	Interest Rate Contracts Risk	Foreign Exchange Contracts Risk	Credit Contracts Risk	Other Contracts Risk	Total
Written Options	$153,125	—	—	—	$153,125
Futures Contracts[2]	330,504	—	—	—	330,504
Swap Contracts[3]	—	—	$50,997	—	50,997
Forward Foreign Currency Contracts	—	$2,103,504	—	—	2,103,504
Total	$483,629	$2,103,504	$50,997	—	$2,638,130

[1]

Generally, the balance sheet location for asset derivatives is receivables/net unrealized appreciation (depreciation) and for liability derivatives is payables/net unrealized appreciation (depreciation).

[2]

Includes cumulative appreciation/depreciation of futures contracts as reported in the footnotes. Only current day’s variation margin is reported within the receivables and/or payables of the Statement of Assets and Liabilities.

[3]	Values include premiums paid/(received) on swap contracts which are shown separately in the Statement of Assets and liabilities.

Annual Report to Shareholders

The following tables provide information about the effect of derivatives and hedging activities on each Fund’s Statement of Operations for the year ended December 31, 2009. The first table provides additional detail about the amounts and sources of gains/(losses) realized on derivatives during the period. The second table provides additional information about the changes in unrealized appreciation/(depreciation) resulting from each Fund’s derivatives and hedging activities during the period.

Absolute Return

	Amount of Realized Gain or (Loss) on Derivatives Recognized
	Interest Rate Contracts Risk	Credit Contracts Risk	Other Contracts Risk	Total
Options Purchased	$(643,867)	—	—	$(643,867)
Written Options	3,019,995	—	—	3,019,995
Futures Contracts	(1,945,345)	—	—	(1,945,345)
Swap Contracts	(1,430,355)	$(2,021,532)	—	(3,451,887)
Total	$(999,572)	$(2,021,532)	—	$(3,021,104)

	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized
	Interest Rate Contracts Risk	Foreign Exchange Contracts Risk	Credit Contracts Risk	Other Contracts Risk	Total
Options Purchased	$265,184	—	—	—	$265,184
Written Options	1,068,832	—	—	—	1,068,832
Futures Contracts	138,886	—	—	—	138,886
Swap Contracts	4,518,248	—	$2,513,491	—	7,031,739
Forward Foreign Currency Contracts	—	$(1,568,624)	—	—	(1,568,624)
Total	$5,991,150	$(1,568,624)	$2,513,491	—	$6,936,017

High Yield

	Amount of Realized Gain or (Loss) on Derivatives Recognized
	Credit Contracts Risk	Other Contracts Risk	Total
Swap Contracts	$(1,219,111)	—	$(1,219,111)

	Change in Unrealized Appreciation(Depreciation) on Derivatives Recognized
	Credit Contracts Risk	Other Contracts Risk	Total
Swap Contracts	$535,349	—	$535,349

Inflation Indexed

	Amount of Realized Gain or (Loss) on Derivatives Recognized
	Interest Rate Contracts Risk	Foreign Exchange Contracts Risk	Credit Contracts Risk	Other Contracts Risk	Total
Written Options	$491,322	—	—	—	$491,322
Futures Contracts	(1,940,700)	—	—	—	(1,940,700)
Swap Contracts	3,088,186	—	$(1,761,726)	—	1,326,460
Forward Foreign Currency Contracts	—	$(887,281)	—	—	(887,281)
Total	$1,638,808	$(887,281)	$(1,761,726)	—	$(1,010,199)

Annual Report to Shareholders

Notes to Financial Statements—Continued

Inflation Indexed—Continued

	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized
	Interest Rate Contracts Risk	Foreign Exchange Contracts Risk	Credit Contracts Risk	Other Contracts Risk	Total
Futures Contracts	$3,402,002	—	—	—	$3,402,002
Swap Contracts	—	—	$6,936,623	—	6,936,623
Forward Foreign Currency Contracts	—	$(52,445)	—	—	(52,445)
Total	$3,402,002	$(52,445)	$6,936,623	—	$10,286,180

Intermediate

	Amount of Realized Gain or (Loss) on Derivatives Recognized
	Interest Rate Contracts Risk	Credit Contracts Risk	Other Contracts Risk	Total
Purchased Options	$(317,015)	—	—	$(317,015)
Written Options	3,308,754	—	—	3,308,754
Futures Contracts	4,475,321	—	—	4,475,321
Swap Contracts	1,973,298	$936,591	—	2,909,889
Total	$9,440,358	$936,591	—	$10,376,949

	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized
	Interest Rate Contracts Risk	Credit Contracts Risk	Other Contracts Risk	Total
Purchased Options	$24,203	—	—	$24,203
Written Options	3,839,054	—	—	3,839,054
Futures Contracts	(7,982,446)	—	—	(7,982,446)
Swap Contracts	(2,017,039)	$2,320,793	—	303,754
Total	$(6,136,228)	$2,320,793	—	$(3,815,435)

Intermediate Plus

	Amount of Realized Gain or (Loss) on Derivatives Recognized
	Interest Rate Contracts Risk	Foreign Exchange Credit Risk	Credit Contracts Risk	Other Contracts Risk	Total
Options Purchased	$(47,219)	—	—	—	$(47,219)
Written Options	477,174	—	—	—	477,174
Futures Contracts	554,306	—	—	—	554,306
Swap Contracts	271,220	—	$70,818	—	342,038
Forward Foreign Currency Contracts	—	$60,233	—	—	60,233
Total	$1,255,481	$60,233	$70,818	—	$1,386,532

	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized
	Interest Rate Contracts Risk	Foreign Exchange Contracts Risk	Credit Contracts Risk	Other Contracts Risk	Total
Options Purchased	$1,041	—	—	—	$1,041
Written Options	551,250	—	—	—	551,250
Futures Contracts	(1,132,037)	—	—	—	(1,132,037)
Swap Contracts	(261,220)	—	$225,644	—	(35,576)
Forward Foreign Currency Contracts	—	$(66,815)	—	—	(66,815)
Total	$(840,966)	$(66,815)	$225,644	—	$(682,137)

Annual Report to Shareholders

Limited Duration

	Amount of Realized Gain or (Loss) on Derivatives Recognized
	Interest Rate Contracts Risk	Credit Contracts Risk	Other Contracts Risk	Total
Options Purchased	$(67,683)	—	—	$(67,683)
Written Options	(493,351)	—	—	(493,351)
Futures Contracts	2,040,121	—	—	2,040,121
Swap Contracts	(1,524,602)	$(285,159)	—	(1,809,761)
Total	$(45,515)	$(285,159)	—	$(330,674)

	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized
	Interest Rate Contracts Risk	Credit Contracts Risk	Other Contracts Risk	Total
Options Purchased	$(4,299)	—	—	$(4,299)
Written Options	573,317	—	—	573,317
Futures Contracts	(2,009,780)	—	—	(2,009,780)
Swap Contracts	1,468,833	$425,319	—	1,894,152
Total	$28,071	$425,319	—	$453,390

Non-U.S.

	Amount of Realized Gain or (Loss) on Derivatives Recognized
	Interest Rate Contracts Risk	Foreign Exchange Contracts Risk	Credit Contracts Risk	Other Contracts Risk	Total
Options Purchased	$(505,218)	—	—	—	$(505,218)
Written Options	844,253	—	—	—	844,253
Futures Contracts	(707,738)	—	—	—	(707,738)
Swap Contracts	—	—	$(257,113)	—	(257,113)
Forward Foreign Currency Contracts	—	$(5,696,713)	—	—	(5,696,713)
Total	$(368,703)	(5,696,713)	$(257,113)	—	$(6,322,529)

	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized
	Interest Rate Contracts Risk	Foreign Exchange Contracts Risk	Credit Contracts Risk	Other Contracts Risk	Total
Options Purchased	$(695,791)	$8,097	—	—	$(687,694)
Written Options	(257,591)	—	—	—	(257,591)
Futures Contracts	314,494	—	—	—	314,494
Swap Contracts	—	—	$(11,886)	—	(11,886)
Forward Foreign Currency Contracts	—	3,843,786	—	—	3,843,786
Total	$(638,888)	$3,851,883	$(11,886)	—	$3,201,109

Annual Report to Shareholders

Notes to Financial Statements—Continued

The Funds had average market values in purchased options, written options, futures contracts to buy, futures contracts to sell, forward foreign currency contracts to buy and forward foreign currency contracts to sell, of:

	Purchased Options	Written Options	Futures Contracts to Buy
Absolute Return	$870,998	$3,226,471	$136,763,859
High Yield	—	—	—
Inflation Indexed	—	36,138	14,523,911
Intermediate	130,483	1,324,705	184,928,964
Intermediate Plus	18,615	190,791	30,587,469
Limited Duration	16,109	87,971	25,427,911
Non-U.S.	223,985	48,411	27,344,928

	Futures Contracts to Sell	Forward Foreign Currency Contracts to Buy	Forward Foreign Currency Contracts to Sell
Absolute Return	$38,448,796	$6,430,370	$8,055,326
High Yield	—	—	—
Inflation Indexed	4,677,428	76,604,491	84,048,388
Intermediate	17,264,795	—	—
Intermediate Plus	2,982,260	3,531,273	3,923,187
Limited Duration	6,934,253	—	—
Non-U.S.	28,727,257	89,515,243	174,504,804

The Funds had average notional balances in interest rate swap contracts, credit default swap contracts to buy protection and credit default swap contracts (to sell protection), of:

	Interest Rate Swap Contracts	Credit Default Swap Contracts to Buy	Credit Default Swap Contracts to Sell
Absolute Return	$23,604,077	$14,859,508	$28,045,039
High Yield	—	—	738,462
Inflation Indexed	8,976,923	—	49,728,154
Intermediate	12,907,692	11,956,160	36,018,664
Intermediate Plus	1,900,000	1,728,843	5,046,004
Limited Duration	—	1,113,415	2,291,384
Non-U.S.	—	1,202,308	2,534,077

The Funds have several credit related contingent features that if triggered would allow their derivatives counterparties to close out and demand payment or additional collateral to cover their exposure from the Funds. Credit related contingent features are established between the Funds and their derivatives counterparties to reduce the risk that the Funds will not fulfill their payment obligations to their counterparties. These triggering features include, but are not limited to, a percentage decrease in the Funds’ net assets and or percentage decrease in the Funds’ Net Asset Value or NAV. The contingent features are established within the Funds’ International Swap and Derivatives Association, Inc. master agreements which govern positions in swaps, over-the-counter options, and forward currency exchange contracts for each individual counterparty.

5. Redemptions-In-Kind

The Funds may make payment for Fund shares redeemed wholly or in part by distributing portfolio securities to shareholders. For the year, High Yield had redemptions-in-kind with total proceeds in the amount of $50,880,254. The net realized losses on these redemptions-in-kind amounted to $25,638,725, which will not be realized for tax purposes.

Annual Report to Shareholders

6. Class Specific Expenses, Waivers and/or Reimbursements

The Funds have adopted a Rule 12b-1 distribution plan and under that plan each Fund pays a distribution fee with respect to its Financial Intermediary Class shares calculated at an annual rate of 0.25% of the average daily net assets of the Financial Intermediary class. Distribution fees are accrued and paid monthly.

For the year ended December 31, 2009, class specific expenses were as follows:

Absolute Return

	Distribution Fees	Transfer Agent and Shareholder Servicing Expenses	Reports to Shareholders
Institutional Class	—	$12,504	$2,840
Institutional Select Class	—	9,489	3,496
Financial Intermediary Class	$3,384	2,939	1,653

Total	$3,384	$24,932	$7,989

High Yield

	Distribution Fees	Transfer Agent and Shareholder Servicing Expenses	Reports to Shareholders
Institutional Class	—	$77,740	$19,551
Institutional Select Class	—	11,467	2,633

Total	—	$89,207	$22,184

Inflation Indexed

	Distribution Fees	Transfer Agent and Shareholder Servicing Expenses	Reports to Shareholders
Institutional Class	—	$203,888	$167,017
Institutional Select Class	—	9,362	340
Financial Intermediary Class	$556	608	68

Total	$556	$213,858	$167,425

Intermediate

	Distribution Fees	Transfer Agent and Shareholder Servicing Expenses	Reports to Shareholders
Institutional Class	—	$71,780	$40,002
Institutional Select Class	—	5,294	2,025

Total	—	$77,074	$42,027

Annual Report to Shareholders

Notes to Financial Statements—Continued

Intermediate Plus

	Distribution Fees	Transfer Agent and Shareholder Servicing Expenses	Reports to Shareholders
Institutional Class	—	$12,272	$5,627
Institutional Select Class	—	6,791	824

Total	—	$19,063	$6,451

Limited Duration

	Distribution Fees	Transfer Agent and Shareholder Servicing Expenses	Reports to Shareholders
Institutional Class	—	$10,052	$10,228
Institutional Select Class	—	5,950	533

Total	—	$16,002	$10,761

Non-U.S.

	Distribution Fees	Transfer Agent and Shareholder Servicing Expenses	Reports to Shareholders
Institutional Class	—	$38,710	$12,104

Total	—	$38,710	$12,104

For year ended December 31, 2009, waivers and/or reimbursements by class were as follows:

Absolute Return

Fees Waived
Institutional Class	$49,077
Institutional Select Class	72,269
Financial Intermediary Class	5,050

Total	$126,396

Inflation Indexed

Fees Waived
Institutional Class	$90,535
Institutional Select Class	7,387
Financial Intermediary Class	384

Total	$98,306

Intermediate

Fees Waived
Institutional Class	—
Institutional Select Class	$4,639

Total	$4,639

Annual Report to Shareholders

Intermediate Plus

Fees Waived
Institutional Class	$136,696
Institutional Select Class	20,797

Total	$157,493

Limited Duration

Fees Waived
Institutional Class	$100,604
Institutional Select Class	35,529

Total	$136,133

Non-U.S.

Fees Waived
Institutional Class	$35,398

Total	$35,398

7. Capital Shares

At December 31, 2009, the Funds had 21.05 billion shares of capital stock authorized with a par value of $0.001 per share. Transactions in shares of the Funds were as follows:

	For the Year Ended December 31, 2009		For the Period Ended December 31, 2008A		For the Year Ended March 31, 2008
	Shares	Amount	Shares	Amount	Shares	Amount
Absolute Return
Institutional Class
Shares sold	1,007,091	$9,595,633	6,412,606	$58,970,805	25,040,517	$250,612,343
Shares issued on reinvestment	483,643	4,132,380	2,838,025	26,290,859	2,465,367	24,781,815
Shares repurchased	(10,855,602)	(87,109,573)	(46,775,614)	(419,797,647)	(6,792,146)	(68,276,911)

Net Increase (Decrease)	(9,364,868)	$(73,381,560)	(37,524,983)	$(334,535,983)	20,713,738	$207,117,247

Institutional Select ClassB
Shares sold	4,518,361	$37,943,521	24,180,661	$220,281,667	—	—
Shares issued on reinvestment	1,163,813	10,197,328	702,878	5,730,893	—	—
Shares repurchased	(7,162,682)	(62,540,955)	(4,283,113)	(35,067,103)	—	—

Net Increase (Decrease)	(1,480,508)	$(14,400,106)	20,600,426	$190,945,457	—	—

Financial Intermediary Class
Shares sold	497,697	$4,735,765	111,254	$973,495	39,400	$395,029
Shares issued on reinvestment	1,040	9,260	2,805	24,845	488	4,892
Shares repurchased	(166,795)	(1,516,148)	(51,496)	(405,156)	(298)	(3,000)

Net Increase	331,942	$3,228,877	62,563	$593,184	39,590	$396,921

Annual Report to Shareholders

Notes to Financial Statements—Continued

	For the Year Ended December 31, 2009		For the Period Ended December 31, 2008A		For the Year Ended March 31, 2008
	Shares	Amount	Shares	Amount	Shares	Amount
High Yield
Institutional Class
Shares sold	24,567,594	$170,323,320	4,570,280	$40,466,782	23,467,385	$240,438,693
Shares issued on reinvestment	8,373,209	62,083,357	9,329,465	70,111,837	7,766,638	79,240,754
Shares repurchased	(44,466,343)	(324,021,012)	(26,564,923)	(232,469,387)	(27,068,309)	(264,369,485)

Net Increase (Decrease)	(11,525,540)	$(91,614,335)	(12,665,178)	$(121,890,768)	4,165,714	$55,309,962

Institutional Select ClassB
Shares sold	988,240	$7,223,162	13,646,907	$120,053,238	—	—
Shares issued on reinvestment	1,547,337	11,675,543	797,924	4,937,498	—	—
Shares repurchased	(2,565,699)	(18,403,130)	(1,613,735)	(10,896,580)	—	—

Net Increase (Decrease)	(30,122)	$495,575	12,831,096	$114,094,156	—	—

Inflation Indexed
Institutional Class
Shares sold	13,542,650	$136,589,424	16,828,142	$174,272,074	19,972,862	$211,161,547
Shares issued on reinvestment	496,631	4,869,388	5,004,860	52,182,331	3,763,953	39,571,513
Shares repurchased	(21,886,081)	(219,418,915)	(48,896,241)	(452,802,586)	(9,104,549)	(96,721,397)

Net Increase (Decrease)	(7,846,800)	$(77,960,103)	(27,063,239)	$(226,348,181)	14,632,266	$154,011,663

Institutional Select ClassC
Shares sold	1,175,125	$11,671,909	2,369,153	$22,814,947	—	—
Shares issued on reinvestment	4,778	51,233	—	—	—	—
Shares repurchased	(1,343,098)	(14,265,140)	—	—	—	—

Net Increase (Decrease)	(163,195)	$(2,541,998)	2,369,153	$22,814,947	—	—

Financial Intermediary Class
Shares sold	16,416	$163,717	16,934	$172,659	21,815	$238,876
Shares issued on reinvestment	248	2,467	415	4,253	108	1,186
Shares repurchased	(5,351)	(50,846)	(3,518)	(32,562)	(18,672)	(202,156)

Net Increase	11,313	$115,338	13,831	$144,350	3,251	$37,906

Intermediate
Institutional Class
Shares sold	11,581,116	$114,063,386	5,956,977	$59,086,946	32,296,580	$334,375,744
Shares issued on reinvestment	2,249,963	21,915,551	2,751,284	26,924,151	2,690,562	27,904,316
Shares repurchased	(23,905,691)	(235,193,163)	(26,268,220)	(246,886,277)	(27,670,873)	(287,140,762)

Net Increase (Decrease)	(10,074,612)	$(99,214,226)	(17,559,959)	$(160,875,180)	7,316,269	$75,139,298

Institutional Select ClassD
Shares sold	850,572	$8,100,000	5,462,341	$49,716,313	—	—
Shares issued on reinvestment	342,029	3,350,308	55,831	515,387	—	—
Shares repurchased	(751,801)	(7,400,000)	(128,064)	(1,166,667)	—	—

Net Increase	440,800	$4,050,308	5,390,108	$49,065,033	—	—

Annual Report to Shareholders

	For the Year Ended December 31, 2009		For the Period Ended December 31, 2008A		For the Year Ended March 31, 2008
	Shares	Amount	Shares	Amount	Shares	Amount
Intermediate Plus
Institutional Class
Shares sold	30,643	$300,000	174,919	$1,596,448	2,821,735	$27,713,562
Shares issued on reinvestment	316,156	2,888,512	686,190	6,232,310	491,208	4,818,988
Shares repurchased	(3,431,527)	(32,385,353)	(4,119,709)	(36,207,382)	(580,831)	(5,695,398)

Net Increase (Decrease)	(3,084,728)	$(29,196,841)	(3,258,600)	$(28,378,624)	2,732,112	$26,837,152

Institutional Select ClassE
Shares sold	—	—	826,840	$6,871,040	—	—
Shares repurchased	(138,864)	$(1,220,000)	—	—	—	—

Net Increase (Decrease)	(138,864)	$(1,220,000)	826,840	$6,871,040	—	—

Limited Duration
Institutional Class
Shares sold	580,339	$4,916,606	1,956,595	$16,372,393	4,509,320	$43,936,448
Shares issued on reinvestment	174,268	1,445,687	328,775	2,799,456	541,671	5,205,159
Shares repurchased	(5,199,750)	(42,575,536)	(5,530,590)	(44,499,878)	(2,848,957)	(27,501,407)

Net Increase (Decrease)	(4,445,143)	$(36,213,243)	(3,245,220)	$(25,328,029)	2,202,034	$21,640,200

Institutional Select ClassF
Shares sold	745,408	$6,596,862	1,674,034	$13,409,011	—	—
Shares issued on reinvestment	66,970	560,974	13,489	105,878	—	—

Net Increase	812,378	$7,157,836	1,687,523	$13,514,889	—	—

Non-U.S.
Institutional Class
Shares sold	2,862,417	$25,242,828	4,393,007	$43,328,054	7,776,592	$76,569,432
Shares issued on reinvestment	56,330	478,260	1,324,270	11,640,333	39,858	394,372
Shares repurchased	(6,036,686)	(52,932,163)	(14,513,511)	(142,904,976)	(5,293,702)	(51,712,115)

Net Increase (Decrease)	(3,117,939)	$(27,211,075)	(8,796,234)	$(87,936,589)	2,522,748	$25,251,689

A	For the period April 1, 2008 to December 31, 2008.
B	Institutional Select Class commenced operations August 4, 2008.
C	Institutional Select Class commenced operations December 18, 2008.
D	Institutional Select Class commenced operations October 3, 2008.
E	Institutional Select Class commenced operations November 10, 2008.
F	Institutional Select Class commenced operations October 29, 2008.

8. Income Tax Information and Distributions to Shareholders

The tax character of distributions paid during the fiscal year ended December 31, 2009 were as follows:

Distributions paid from:	Absolute Return	High Yield	Inflation Indexed
Ordinary Income	$16,623,102	$77,684,083	$5,463,404

Distributions paid from:	Intermediate	Intermediate Plus	Limited Duration	Non-U.S.
Ordinary Income	$29,948,965	$3,198,493	$2,362,163	—
Net Long-term Capital Gains	31,591	—	—	$641,931

Total Distributions Paid	$29,980,556	$3,198,493	$2,362,163	$641,931

Annual Report to Shareholders

Notes to Financial Statements—Continued

The tax character of distributions paid during the fiscal year ended December 31, 2008 were as follows:

Distributions paid from:	Absolute Return	High Yield	Inflation Indexed
Ordinary Income	$29,928,294	$75,116,597	$49,148,590
Net Long-term Capital Gains	4,749,989	—	6,285,963

Total Distributions Paid	$34,678,283	$75,116,597	55,434,553

Distributions paid from:	Intermediate	Intermediate Plus	Limited Duration	Non-U.S.
Ordinary Income	$26,856,484	$5,237,065	$3,244,813	$17,500,005
Net Long-term Capital Gains	6,785,555	1,356,749	—	—

Total Distributions Paid	$33,642,039	$6,593,814	$3,244,813	$17,500,005

Subsequent to the fiscal year end, the Funds have made the following distributions:

	Absolute Return
Record Date Payable Date	Institutional Class	Institutional Select Class	Financial Intermediary Class
Daily 01/29/2010	$0.029277	$0.029316	$0.027391

	Inflation Indexed
Record Date Payable Date	Institutional Class	Institutional Select Class	Financial Intermediary Class
Daily 01/29/2010	$0.018215	$0.018229	$0.014153

	Intermediate
Record Date Payable Date	Institutional Class	Institutional Select Class
Daily 01/29/2010	$0.031225	$0.031467

	Intermediate Plus
Record Date Payable Date	Institutional Class	Institutional Select Class
Daily 01/29/2010	$0.031267	$0.032015

	Limited Duration
Record Date Payable Date	Institutional Class	Institutional Select Class
Daily 01/29/2010	$0.020057	$0.020804

As of December 31, 2009, the components of accumulated earnings on a tax basis were as follows:

	Absolute Return		High Yield		Inflation Indexed
Undistributed ordinary income—net	$455,229		$986,997		$3,874,058
Capital loss carryforward (*)	(14,536,176)		(133,165,665)		(14,862,554)
Other book/tax temporary differences	(1,635,371	)(a)	(15,987,627	)(c)	(2,225,972	)(d)
Unrealized appreciation/(depreciation)	(42,197,171	)(b)	(2,841,291	)(b)	(8,701,756	)(b)

Total accumulated earnings/(losses)—net	$(57,913,489)		$(151,007,586)		$(21,916,224)

Annual Report to Shareholders

	Intermediate		Intermediate Plus		Limited Duration		Non-U.S.
Undistributed ordinary income—net	$1,292,458		$179,896		$11,193		$—
Undistributed long-term capital gains—net	—		—		—		59,063

Total undistributed earnings	$1,292,458		$179,896		$11,193		$59,063

Capital loss carryforward(*)	$(2,434,470)		$(924,264)		$(9,047,525)		$—
Other book/tax temporary differences	633,521	(d)	(9,943	)(d)	(154,744	)(e)	(2,502,585	)(d)
Unrealized appreciation/(depreciation)	(30,199,283	)(b)	(3,884,921	)(b)	(7,938,184	)(b)	2,173,526	(b)

Total accumulated earnings/(losses)—net	$(30,707,774)		$(4,639,232)		$(17,129,260)		$(269,996)

(*) As of December 31, 2009, the Funds had the following net capital loss carryforwards remaining:

Year of Expiration	Absolute Return		High Yield	Inflation Indexed
12/31/2016		$(1,073,088)	$(49,747,397)	$(6,600,414)
12/31/2017		(13,463,088)	(83,418,268)	(8,262,140)

	$	(l4,536,176)	$(133,165,665)	$(14,862,554)

Year of Expiration	Intermediate	Intermediate Plus	Limited Duration
12/31/2013	—	—	$(234,847)
12/31/2014	—	—	(394,050)
12/31/2015	—	—	(34,113)
12/31/2016	—	—	(5,768,220)
12/31/2017	$(2,434,470)	$(924,264)	(2,616,295)

	$(2,434,470)	$(924,264)	$(9,047,525)

These amounts will be available to offset any future taxable capital gains.

(a)

Other book/tax temporary differences are attributable primarily to the tax deferral of losses on straddles, the realization for tax purposes of unrealized gains/(losses) on certain futures and foreign currency contracts, the deferral of post-October capital losses for tax purposes, differences between book/tax accrual of interest income on securities in default and book/tax differences in the timing of the deductibility of various expenses.

(b)	The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax deferral of losses on wash sales.
(c)

Other book/tax temporary differences are attributable primarily to the deferral of post-October capital losses for tax purposes, differences between book/tax accrual of interest income on securities in default and book/tax differences in the timing of the deductibility of various expenses.

(d)

Other book/tax temporary differences are attributable primarily to the tax deferral of losses on straddles, the realization for tax purposes of unrealized gains/(losses) on certain futures and/or foreign currency contracts, differences between book/tax accrual of interest income on securities in default and book/tax differences in the timing of the deductibility of various expenses.

(e)

Other book/tax temporary differences are attributable primarily to the realization for tax purposes of unrealized gains on certain futures contracts, the deferral of post-October capital losses for tax purposes, differences between book/tax accrual of interest income on securities in default and book/tax differences in the timing of the deductibility of various expenses.

Annual Report to Shareholders

Report of Independent Registered Public Accounting Firm

To the Board of Directors of Western Asset Funds, Inc. and to the Shareholders of Western Asset Absolute Return Portfolio, Western Asset High Yield Portfolio, Western Asset Inflation Indexed Plus Bond Portfolio, Western Asset Intermediate Bond Portfolio, Western Asset Intermediate Plus Bond Portfolio, Western Asset Limited Duration Bond Portfolio, and Western Asset Non-U.S. Opportunity Bond Portfolio:

In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Western Asset Absolute Return Portfolio, Western Asset High Yield Portfolio, Western Asset Inflation Indexed Plus Bond Portfolio, Western Asset Intermediate Bond Portfolio, Western Asset Intermediate Plus Bond Portfolio, Western Asset Limited Duration Bond Portfolio, and Western Asset Non-U.S. Opportunity Bond Portfolio (seven of the Portfolios comprising Western Asset Funds, Inc., the “Funds”) at December 31, 2009, the results of each of their operations, the changes in each of their net assets, and their financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2009 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Baltimore, Maryland

February 23, 2010

Annual Report to Shareholders

Board Consideration of the Management and Advisory Agreements (Unaudited)

The Executive and Contracts Committee of the Board of Directors considered the Investment Management Agreement (the “Management Agreement”) between the Corporation and LMPFA and the Investment Advisory Agreements (together with the Management Agreement, the “Agreements”) between LMPFA and, as applicable, Western Asset, Western Asset Management Limited (“WAML”), Western Asset Management Company Pte. Ltd. in Singapore (“Western Singapore”) and Western Asset Management Company Ltd in Japan (“Western Japan,” and together with Western Singapore and WAML the “Non-U.S. Advisers” and together with Western Asset, the “Advisers”) at meetings held on September 15, October 23 and November 3, 2009. At a meeting held on November 17, 2009, the Executive and Contracts Committee reported to the full Board of Directors their considerations and recommendation with respect to the Agreements, and the Board of Directors, including a majority of the Independent Directors, considered and approved renewal of the Agreements.

The Directors noted that although Western Asset’s business is operated through separate legal entities, such as the Non-U.S. Advisers, its business is highly integrated and senior investment personnel at Western Asset have supervisory oversight responsibility over the investment decisions made by the Non-U.S. Advisers. Therefore, in connection with their deliberations noted below, the Directors primarily focused on the information provided by Western Asset when considering the approval of the Investment Advisory Agreements between LMPFA and the Non-U.S. Advisers with respect to the Funds they advise. The Directors also noted that none of Funds pay any management fees directly to any of the Non-U.S. Advisers or Western Asset because LMPFA pays the Advisers for services provided to the Funds they advise out of the management fees LMPFA receives from such Funds.

In arriving at their decision to renew the Agreements, the Directors met with representatives of Western Asset, including relevant investment advisory personnel as well as representatives of LMPFA; reviewed a variety of information prepared by LMPFA and Western Asset and materials provided by Lipper Inc. (“Lipper”) and counsel to the Independent Directors; and reviewed performance and expense information for the Funds’ respective peer groups of comparable funds selected and prepared by Lipper and for certain other comparable products available from Western Asset, including separate accounts managed by Western Asset. These reviews were in addition to information obtained by the Directors at their regular quarterly meetings with respect to the Funds’ performance and other relevant matters, and related discussions with Western Asset’s personnel.

As part of their review, the Directors examined LMPFA’s ability to provide high quality oversight and administrative and shareholder support services to the Funds, and the Advisers’ ability to provide high quality investment management services to the applicable Funds. The Directors considered the experience of LMPFA’s personnel in providing the types of services that LMPFA is responsible for providing to the Funds; the ability of LMPFA to attract and retain capable personnel; the capability and integrity of LMPFA’s senior management and staff; and the level of skill required to provide such services to the Funds. The Directors considered the investment philosophy and research and decision-making processes of the Advisers; the experience of the Advisers’ key advisory personnel responsible for management of the Funds; the ability of the Advisers to attract and retain capable research and advisory personnel; the capability and integrity of the Advisers’ senior management and staff; and the level of skill required to manage each Fund. In addition, the Directors reviewed the quality of LMPFA’s and the Advisers’ services with respect to regulatory compliance and compliance with the investment policies of the Funds and conditions that might affect LMPFA’s or an Adviser’s ability to provide high quality services to the Funds in the future under the Agreements, including its business reputation, financial condition and operational stability. Based on the foregoing, the Directors concluded that the Advisers’ investment process, research capabilities and philosophy were well suited to the Funds given their respective investment objectives and policies, and that LMPFA and each of the Advisers would be able to meet any reasonably foreseeable obligations under the Agreements.

In reviewing the quality of the services provided to the Funds, the Directors also reviewed comparisons of the performance of the Funds to the performance of certain comparable funds in their respective peer groups and to their respective investment benchmarks over one-, three-, five- and ten-year periods ended August 31, 2009 (as applicable). In that connection, the Directors noted that the performance of a majority of the Funds for the one-year period was above the average of their peer groups. They also noted that the performance of the Intermediate Bond Portfolio, Intermediate Plus Bond Portfolio and Inflation Indexed Plus Bond Portfolio was near or above their peer averages for the three- and five-year periods ended August 31, 2009. The performance of the two Funds in existence for at least ten years exceeded their peer averages for the ten-year period ended on August 31, 2009. With respect to each of the Funds, the Directors considered the factors involved in its performance relative to the performance of its investment benchmark and peer group.

Annual Report to Shareholders

Board Consideration of the Management and Advisory Agreements (Unaudited)—Continued

The Directors also considered the management fees payable by the Funds to LMPFA, the total expenses payable by the Funds and the fact that LMPFA pays to the Advisers the entire management fee it receives from each Fund. They reviewed information concerning management fees paid to investment advisers of similarly-managed funds, as well as fees paid by the Advisers’ other clients, including separate accounts managed by the Advisers. The Directors observed that the management fees paid to LMPFA by the Funds were lower than the average of the funds in their respective peer groups, except the fees with respect to the Absolute Return Portfolio and High Yield Portfolio which were higher than the applicable averages. The Directors also observed that total expenses for each Fund except the Absolute Return Portfolio were lower than the average of the funds in its respective peer group. The Directors noted that the management fees paid by the Funds were generally higher than the fees paid by other clients of the Advisers for separate accounts with similar investment strategies, but that the administrative and operational responsibilities for the Advisers with respect to the Funds were also relatively higher. In light of this difference, the Directors concluded that the difference in management fees paid by each Fund from those paid by the Advisers’ other clients was reasonable.

The Directors further evaluated the benefits of the advisory relationship to LMPFA and the Advisers, including, among others, the profitability of the relationship to LMPFA and the Advisers; the direct and indirect benefits that LMPFA and each Adviser may receive from its relationship with the Funds, including any “fallout benefits”, such as reputational value derived from serving as investment manager or adviser; and the affiliations between LMPFA, the Advisers and certain service providers for the Funds. In that connection, the Directors concluded that LMPFA and each Adviser’s profitability was consistent with levels of profitability that had been determined by courts not to be excessive. The Directors noted that Western Asset does not have soft dollar arrangements.

Finally, the Directors considered, in light of the profitability information provided by LMPFA and the Advisers, the extent to which economies of scale would be realized by the Advisers as the assets of the Funds grow. They further concluded that, where a Fund’s assets were currently at a level at which the Advisers potentially may realize economies of scale from any future growth in the Fund, fee breakpoints had been implemented to capture a portion of any economies of scale for the benefit of the Fund’s shareholders.

In their deliberations with respect to these matters, the Independent Directors were advised by their independent counsel, who is independent of LMPFA and the Advisers within the meaning of the Securities and Exchange Commission rules regarding the independence of counsel. The Independent Directors weighed the foregoing matters in light of the advice given to them by their independent counsel as to the law applicable to the review of investment advisory contracts. In arriving at a decision, the Directors, including the Independent Directors, did not identify any single matter as all-important or controlling, and the foregoing summary does not detail all the matters considered. The Directors judged the terms and conditions of the Agreements, including the investment advisory fees, in light of all of the surrounding circumstances.

Based upon their review, the Directors, including all of the Independent Directors, determined, in the exercise of their business judgment, that they were generally satisfied with the quality of investment advisory services being provided by the Advisers and LMPFA, but would continue to closely monitor the Advisers’ performance in light of some of the Funds’ recent relative underperformance; that the fees to be paid to the Advisers and LMPFA under the relevant Agreements were fair and reasonable given the scope and quality of the services rendered by the Advisers and LMPFA; and that approval of the Agreements was in the best interest of the Corporation and its shareholders.

Annual Report to Shareholders

Directors and Officers

The Directors and officers of the Fund, their age (as of December 31, 2009) and a description of their principal occupations during the past five years are listed below. Except as shown, each Director’s and officer’s principal occupation and business experience for the last five years has been with the employer(s) indicated, although in some cases the Director or officer may have held different positions with such employer(s). Unless otherwise indicated, the business address of the persons listed below is c/o Western Asset Management Company, 385 East Colorado Blvd., Pasadena, California 91101.

Name and Year of Birth	Position(s) Held With Fund	Term of Office and Length of Time ServedA	Principal Occupations During the Past 5 Years	Number of Portfolios in Fund Complex OverseenB	Other Directorships Held
Independent Directors
Ronald J. Arnault 1943	Director	Served since 1997	Retired.	13	None
Anita L. DeFrantz 1953	Director	Served since 1998	President (1987-present) and Director (1990-present) of LA84 (formerly Amateur Athletic Foundation of Los Angeles); President and Director of Kids in Sports (1994-present); Vice President, International Rowing Federation (1986-present); Member of the International Olympic Committee (1986-present).	13	OBN Holdings, Inc. (film, television and media company)
Avedick B. Poladian 1952	Director	Served since 2007	Executive Vice President and Chief Operating Officer of Lowe Enterprises, Inc. (real estate and hospitality firm) (2002-present); Partner, Arthur Andersen, LLP (1974-2002).	13	Occidental Petroleum Corporation
William E. B. Siart 1946	Director and Chairman	Served since 1997	Vice Chairman of The Getty Trust (2005-present); Chairman of Walt Disney Concert Hall, Inc. (1998-2006); Chairman of Excellent Education Development (2000-present).	13	None
Jaynie Miller Studenmund 1954	Director	Served since 2004	Chief Operating Officer of Overture Services, Inc. (online marketing firm) (2001-2004); President and Chief Operating Officer of Paymybills.com (2000-2001).	13	Orbitz Worldwide (global on-line travel company)
Interested Directors
R. Jay GerkenC 1951	Director and President	Served as a Director since 2006 and as President since 2007	Managing Director of Legg Mason & Co., LLC, Chairman, President and Chief Executive Officer of certain mutual funds associated with Legg Mason & Co., LLC or its affiliates (2005-present); President of Legg Mason Partners Fund Advisor, LLC (“LMPFA”) (2006-present); Chairman of Smith Barney Fund Management LLC and Citi Fund Management Inc. (2002-2005); Chairman, President and Chief Executive Officer of Travelers Investment Adviser, Inc. (2002-2005).	147	N/A
Ronald L. OlsonD 1941	Director	Served since 2005	Senior Partner of Munger, Tolles & Olson LLP (a law partnership) (1968-present).	13	Edison International, City National Corporation (financial services company), The Washington Post Company, and Berkshire Hathaway, Inc.

Annual Report to Shareholders

Directors and Officers—Continued

Name and Year of Birth	Position(s) Held With Fund	Term of Office and Length of Time ServedA	Principal Occupations During the Past 5 Years	Number of Portfolios in Fund Complex OverseenB	Other Directorships Held
OfficersE
Gavin L. James 1961	Vice President	Served since 2001	Director of Global Client Services and Marketing of Western Asset (1998-present).	N/A	N/A
S. Kenneth Leech 1954	Vice President	Served since 1990	Chief Investment Officer Emeritus of Western Asset (1998- present); Vice President of Western Asset Income Fund (1998-present) and Western Asset Premier Bond Fund (2001-present).	N/A	N/A
Stephen A. Walsh 1959	Vice President	Served since 1994	Chief Investment Officer of Western Asset (2000-present); Vice President of Western Asset Income Fund (1999-present) and Western Asset Premier Bond Fund (2001-present).	N/A	N/A
Susanne D. Wilson 1962 100 International Drive Baltimore, MD 21202	Vice President	Served since 1998	Vice President of Legg Mason & Co., LLC (2005-present); Vice President of Legg Mason Wood Walker, Incorporated (1998-2005).	N/A	N/A
Frances M. Guggino 1957 55 Water Street New York, NY 10041	Principal Financial and Accounting Officer	Served since 2009	Director of Legg Mason & Co. (since 2005); Director at Citigroup Asset Management (“CAM”) (1992 to 2005); Treasurer and/or Controller of certain funds associated with Legg Mason & Co. (since 2005); Treasurer and/or Controller of certain funds associated with CAM (1992 to 2005)	N/A	N/A
Erin K. Morris 1966 100 International Drive Baltimore, MD 21202	Treasurer	Served since 2006	Vice President and Manager, Global Funds Administration, Legg Mason & Co., LLC (2005-present); Assistant Vice President of Legg Mason Wood Walker, Incorporated (2002-2005); Treasurer of Legg Mason Income Trust, Inc., Legg Mason Tax-Free Income Fund, Western Asset Income Fund and Western Asset Premier Bond Fund (2006-present); Assistant Treasurer, Legg Mason Partners Fund complex (2007-present), Western Asset/Claymore Inflation-Linked Securities & Income Fund (2003- present), Western Asset/Claymore Inflation-Linked Opportunities & Income Fund (2004-present); Assistant Treasurer, the Corporation, Western Asset Income Fund, Western Asset Premier Bond Fund, Legg Mason Income Trust, Inc. and Legg Mason Tax-Free Income Fund (2001-2006); Manager, Funds Accounting, Legg Mason Wood Walker, Incorporated (2000-2005).	N/A	N/A

Annual Report to Shareholders

Name and Year of Birth	Position(s) Held With Fund	Term of Office and Length of Time ServedA	Principal Occupations During the Past 5 Years	Number of Portfolios in Fund Complex OverseenB	Other Directorships Held
Todd F. Kuehl 1968 100 International Drive Baltimore, MD 21202	Chief Compliance Officer	Served since 2007	Director, Legg Mason & Co., LLC (2006-present); Chief Compliance Officer of Legg Mason Private Portfolio Group (2009-present); Chief Compliance Officer of Western Asset/Claymore Inflation-Linked Securities & Income Fund, Western Asset/Claymore Inflation-Linked Opportunities & Income Fund, Western Asset Income Fund, Western Asset Premier Bond Fund and Western Asset Funds, Inc. (2007-present) and Barrett Growth Fund and Barrett Opportunity Fund (2006-2008); Branch Chief, Division of Investment Management, U.S. Securities and Exchange Commission (2002-2006).	N/A	N/A
Robert I. Frenkel 1954 100 First Stamford Place Stamford, CT 06902	Secretary and Chief Legal Officer	Served since 2009	Managing Director and General Counsel of Global Mutual Funds for Legg Mason & Co. (2005-present); Secretary and Chief Legal Officer of certain mutual funds associated with Legg Mason & Co. (2003-present); formerly, Managing Director and General Counsel of Global Mutual Funds for CAM (2000 to 2005); formerly, Secretary of CFM (2001 to 2004).	N/A	N/A
A

Each Officer holds office until his or her respective successor is chosen and qualified, or in each case until he or she sooner dies, resigns, is removed with or without cause or becomes disqualified. Each of the Directors of the Corporation holds office until his or her successor shall have been duly elected and shall qualify, subject to prior death, resignation, retirement, disqualification or removed from office and applicable law and the rules of the New York Stock Exchange.

B

In addition to overseeing the nine portfolios of the Corporation each Director also serves as a Trustee of Western Asset Premier Bond Fund and as a Director of Western Asset Income Funds, Inc. (closed-end investment companies), which are considered part of the same Fund Complex as the Fund. In addition, Mr. Gerken serves as Director/Trustee to 147 other portfolios associated with Legg Mason & Co., LLC or its affiliates. Legg Mason & Co., LLC is an affiliate of Western Asset Management Co. (“WAM”).

C

Mr. Gerken is an “Interested person” (as defined in section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”)) of each Fund because of his positions with subsidiaries of, and ownership of shares of common stock of, Legg Mason, Inc., the parent company of WAM.

D	Mr. Olson is an “Interested person” (as defined above) of each Fund because his law firm has provided legal services to WAM.
E	Each officer of the Corporation is an “Interested person” (as defined above) of the Corporation.

ADDITIONAL INFORMATION ABOUT THE CORPORATION’S DIRECTORS AND OFFICERS IS CONTAINED IN THE STATEMENT OF ADDITIONAL INFORMATION, AVAILABLE WITHOUT CHARGE UPON REQUEST BY CALLING FUNDS INVESTOR SERVICES AT 1-800-822-5544 OR INSTITUTIONAL SHAREHOLDER SERVICES AT 1-888-425-6432 OR ON THE SECURITIES AND EXCHANGE COMMISSION WEBSITE (http://www.sec.gov).

Annual Report to Shareholders

Important Tax Information (Unaudited)

The following information is provided with respect to the distributions paid during the taxable year ended December 31, 2009:

	Absolute Return
Record Date:	Daily	Daily	Monthly
Payable Date:	01/30/2009	02/27/2009	March 2009– December 2009

Ordinary Income:
Qualified Dividend Income for Individuals	—	0.25%	0.52%

Dividends Qualifying for the Dividends
Received Deduction for Corporations	—	0.25%	0.52%

Interest from Federal Obligations	1.60%	1.60%	1.60%

	High Yield
Record Date:	02/26/2009	06/29/2009	09/29/2009	12/28/2009
Payable Date:	02/27/2009	06/30/2009	09/30/2009	12/29/2009

Ordinary Income:
Qualified Dividend Income for Individuals	0.60%	0.63%	0.63%	0.63%

Dividends Qualifying for the Dividends
Received Deduction for Corporations	0.60%	0.63%	0.63%	0.63%

		Inflation Indexed
Record Date:		Daily	Daily
Payable Date:		02/27/2009	October 2009– December 2009

Ordinary Income:
Qualified Dividend Income for Individuals		—	1.92%

Dividends Qualifying for the Dividends
Received Deduction for Corporations		—	1.92%

Interest from Federal Obligations		59.17%	59.17%

	Intermediate		Intermediate Plus	Limited Duration
Record Date:	06/10/2009	Daily	Daily	Daily
Payable Date:	06/11/2009	January 2009– December 2009	January 2009– December 2009	January 2009– December 2009

Ordinary Income:
Qualified Dividend Income for Individuals	—	0.07%	0.50%	—

Dividends qualifying for the Dividends
Received Deduction for Corporations	—.	0.07%	0.50%	—

Interest from Federal Obligations	—	7.46%	7.62%	3.31%

Long-Term Capital Gain Dividend	$0.000590	$—	$—	$—

Annual Report to Shareholders

	Non-U.S.
Record Date:	02/26/2009	12/09/2009
Payable Date:	02/27/2009	12/10/2009

Long-Term Capital Gain Dividend	$0.054550	$0.004990

The law varies in each state as to whether and what percentage of dividend income attributable to Federal obligations is exempt from state income tax. We recommend that you consult with your tax adviser to determine if any portion of the dividends you received is exempt from state income taxes.

The following information is provided for shareholders who are not residents of the United States:

Intermediate
Record Date:	Daily
Payable Date:	January 2009– December 2009

Qualified Interest Income	84.61%

Additionally, the Fund paid $0.15319 per share to shareholders of record on June 10, 2009, all of which is qualified short-term capital gains not subject to U.S. withholding tax for non resident alien shareholders.

Please retain this information for your records.

Annual Report to Shareholders

Privacy policy

We are committed to keeping nonpublic personal information about you secure and confidential. This notice is intended to help you understand how we fulfill this commitment. From time to time, we may collect a variety of personal information about you, including:

•	Information we receive from you on applications and forms, via the telephone, and through our websites;

•	Information about your transactions with us, our affiliates, or others (such as your purchases, sales, or account balances); and

•	Information we receive from consumer reporting agencies.

We do not disclose nonpublic personal information about our customers or former customers, except to our affiliates (such as broker-dealers or investment advisers within the Legg Mason family of companies) or as is otherwise permitted by applicable law or regulation. For example, we may share this information with others in order to process your transactions or service an account. We may also provide this information to companies that perform marketing services on our behalf, such as printing and mailing, or to other financial institutions with whom we have joint marketing agreements. When we enter into such agreements, we will require these companies to protect the confidentiality of this information and to use it only to perform the services for which we hired them.

With respect to our internal security procedures, we maintain physical, electronic, and procedural safeguards to protect your nonpublic personal information, and we restrict access to this information.

If you decide at some point either to close your account(s) or become an inactive customer, we will continue to adhere to our privacy policies and practices with respect to your nonpublic personal information.

NOT PART OF THE ANNUAL REPORT

Western Asset Funds, Inc.

The Board of Directors

William E. B. Siart, Chairman

Ronald J. Arnault

Anita L. DeFrantz

R. Jay Gerken

Ronald L. Olson

Avedick B. Poladian

Jaynie Miller Studenmund

Officers

R. Jay Gerken, President

Gavin L. James, Vice President

S. Kenneth Leech, Vice President

Stephen A. Walsh, Vice President

Frances M. Guggino, Principal Financial and Accounting Officer

Erin K. Morris, Treasurer

Todd F. Kuehl, Chief Compliance Officer

Robert I. Frenkel, Secretary and Chief Legal Officer

Investment Manager

Legg Mason Partners Fund Advisor, LLC

55 Water Street

NewYork, NY 10041

Investment Advisers

Western Asset Management Company

385 East Colorado Boulevard

Pasadena, California 91101

Western Asset Management Company Limited

10 Exchange Square

London, England EC2A2EN

Western Asset Management Company Ltd

36F Shin-Marunouchi Building

5-1 Marunouchi 1-Chrome Chiyoda-Ku

Tokyo 100-6536

Western Asset Management Company Pte. Ltd.

1 George Street #23-01

Singapore 049145

Transfer and Shareholder Servicing Agent

Boston Financial Data Services

2000 Crown Colony Drive

Quincy, Massachusetts 02169

Custodian

State Street Bank and Trust Company

1 Lincoln Street

Boston, Massachusetts 02111

Counsel

Ropes & Gray LLP

1211 Avenue of the Americas

New York, New York 10036

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

100 East Pratt Street

Baltimore, Maryland 21201

Information about the policies and procedures that each Fund uses to determine how to vote proxies relating to each Fund’s portfolio securities is contained in the Statement of Additional Information, available upon request without charge by calling 1-888-425-6432 or on the Securities and Exchange Commission’s (“SEC”) website (http://www.sec.gov). Information regarding how the Funds voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is also available on the SEC’s website or without charge through www.westernassetfunds.com.

Each Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Each Fund’s Form N-Q is available on the Securities and Exchange Commission’s (“SEC”) website (http://www.sec.gov) and may be viewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information about the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. Quarterly portfolio holdings are also available upon request by calling 1-888-425-6432 or at www.lminstitutionalfunds.com/fund_information/fund_literature/gbl_literature/proxy_report.asp.

This report must be preceded or accompanied by a free prospectus. Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Fund. Please read the prospectus carefully before investing.

Western Asset Management Company

Legg Mason Investor Services, LLC, Distributor

Legg Mason, Inc. Subsidiaries

WAF-A (2/10) SR10-1045	WASX011417

Item 2.	Code of Ethics.

(a)	Western Asset Funds, Inc. (the “Registrant”) has adopted a Code of Ethics, as defined in Item 2 of Form N-CSR, that applies to the Registrant’s Principal Executive, Financial and Accounting Officers a copy of which is attached as an exhibit to this Form N-CSR.

(b)	Omitted.

(c)	Not applicable.

(d)	Not applicable.

(e)	Not applicable.

(f)	Omitted.

Item 3.	Audit Committee Financial Expert.

The Audit Committee of the Registrant’s Board of Directors is comprised solely of Directors who are “independent” (as such term has been defined by the Securities and Exchange Commission (“SEC”) in regulations implementing Section 407 of the Sarbanes-Oxley Act of 2002 (the “Regulations”)). In addition, the Board of Directors of the Registrant has determined that Mr. Ronald J. Arnault qualifies as an “audit committee financial expert” (as such term has been defined by the Regulations) based on its review of his pertinent experience, knowledge and education. The SEC has stated that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the Audit Committee and the Board of Directors in absence of such designation or identification.

Item 4.	Principal Accountant Fees and Services.

(a)	Audit Fees

Fiscal Year Ended December 31, 2008 - $360,150

Fiscal Year Ended December 31, 2009 - $396,200

(b)	Audit-Related Fees

Fiscal Year Ended December 31, 2008 - $39,500

Fiscal Year Ended December 31, 2009 - $48,500

Services include interim audit security pricing.

PricewaterhouseCoopers LLP billed fees in the amount of $230,000 and $230,000 for non-audit services that required pre-approval by the Audit Committee pursuant to paragraph (C)(7)(ii) of Rule 2-01 of Regulation S-X during the Registrant’s fiscal years ended December 31, 2008 and December 31, 2009, respectively.

PricewaterhouseCoopers LLP conducted a SAS 70 audit to review and test operating effectiveness of controls placed in operation for Western Asset Management Company and reviewed the Australian Superannuation Circular.

(c)	Tax Fees

Fiscal Year Ended December 31, 2008 - $47,500

Fiscal Year Ended December 31, 2009 - $47,500

Services include preparation of federal and state income tax returns and preparation of excise tax returns.

PricewaterhouseCoopers LLP did not bill fees for tax services that required pre-approval by the Audit Committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the Registrant’s last two fiscal years.

(d)	All Other Fees

There were no fees billed to the Registrant during each of the last two fiscal years by PricewaterhouseCoopers LLP that were not disclosed in Items 4(a), (b) or (c) above.

PricewaterhouseCoopers LLP did not bill fees for services not included in Items 4(a), (b) or (c) above that required pre-approval by the Audit Committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the Registrant’s last two fiscal years.

(e)	(1)	The Audit Committee has determined that all work performed for the Registrant by PricewaterhouseCoopers LLP will be pre-approved by the full Audit Committee and, therefore, has not adopted pre-approval procedures.

	(2)	None

PricewaterhouseCoopers LLP did not bill fees for services where pre-approval by the Audit Committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X was waived pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X during the Registrant’s last two fiscal years.

(f)	Not applicable

(g)	Non-Audit Fees

Fiscal Year Ended December 31, 2008 - $1,371,045

Fiscal Year Ended December 31, 2009 - $1,785,000

(h)	The Audit Committee of the Registrant has considered whether the non-audit services that were rendered by the Registrant’s principal accountant to the Registrant’s investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the investment adviser and that were not pre-approved by the Audit Committee are compatible with maintaining the principal accountant’s independence.

Item 5.	Audit Committee of Listed Registrants.

Not applicable.

Item 6.	Schedule of Investments.

The schedule of investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Directors that have been implemented since the Registrant last provided disclosure in response to the requirements of this Item 10.

Item 11.	Controls and Procedures.

(a) The Registrant’s principal executive and principal financial officers have concluded, based on their evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant’s disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods in the SEC’s rules and forms and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant’s management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b) There were no changes in the Registrant’s internal control over financial reporting during the Registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.	Exhibits.

(a)	File the exhibits listed below as part of this Form.

(1)	Code of Ethics subject to disclosure required by Item 2 – filed as an exhibit hereto.

(2)	Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 – filed as an exhibit hereto.

(3)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 – filed as an exhibit hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Western Asset Funds, Inc.

By:	/s/ R. JAY GERKEN
R. Jay Gerken
President
Western Asset Funds, Inc.

Date: March 4, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ R. JAY GERKEN
R. Jay Gerken
President
Western Asset Funds, Inc.

Date: March 4, 2010

By:	/s/ FRANCES M. GUGGINO
Frances M. Guggino
Principal Financial and Accounting Officer
Western Asset Funds, Inc.

Date: March 4, 2010